UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08690

MassMutual Premier Funds

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Eric Wietsma

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 9/30/14

Date of reporting period: 9/30/14

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“We believe one of the most effective ways you can plan for the kind of retirement you want is to understand your goals and have a long-term plan that takes into consideration how comfortable you are with the market’s ups and downs and how long you have to save and invest before you begin withdrawing your money.”

September 30, 2014

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the year ended September 30, 2014. It was an eventful year in the financial markets and in the world. Investors drove U.S. stocks higher, with stocks of midsize and large companies substantially outperforming small-company shares. Stocks of foreign companies from both developed and emerging markets enjoyed positive returns, but were unable to keep pace with most categories of U.S. equities. Bonds advanced, but mainly underperformed equities during the year. New and ongoing conflicts across the globe made headlines and contributed to the creation of choppy markets at different points during the year, and the Federal Reserve began the process of winding down “Quantitative Easing,” the central bank’s multi-year program focused on stimulating economic growth through bond purchases.

The occasional periods of volatility that occurred during the year ended September 30, 2014 can serve as solid reminders that financial markets are unpredictable and can change direction quickly. We believe investors should maintain appropriate perspective during periods of strong investment performance as well as when markets are struggling. Our view is that retirement investors who follow certain investment guidelines, such as the ones below, have a greater chance of reaching their retirement income goals.

Investment concepts to keep in mind

Time can be your ally

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand taking a long-term approach can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances in an effort to reach their retirement income goals.

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” At MassMutual, our customers – and their dreams for the future – matter most to us. That is why we are devoted to helping you make the right moves today to prepare for the kind of retirement that you envision – a retirement you can enjoy on your terms. We believe one of the most effective ways you can plan for the kind of retirement you want is to understand your goals and have a long-term plan that takes into consideration how comfortable you are with the market’s ups and downs and how long you have to save and invest before you begin withdrawing your money. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/14 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Overview (Unaudited)

September 30, 2014

Stocks offer a range of positive returns in an eventful environment

Major stock indexes across the globe advanced for the year ended September 30, 2014, and investors navigated periods of increased volatility and a variety of challenges to the financial markets in an environment that included a government shutdown and other political action over federal spending, geopolitical conflicts in Eastern Europe and the Middle East, reductions in the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), and weak economic data from Europe and the Far East. In the U.S., ongoing improvement in employment, corporate profitability, and other key economic data – including a mid-cycle rebound in gross domestic product (“GDP”) – helped bolster stock prices.

The Fed maintained the amount of longer-dated U.S. Treasury and mortgage-backed bond purchases in QE at a total of $85 billion a month throughout 2013 before beginning the process of “tapering” the central bank’s monthly investment to $75 billion in January 2014. The Fed’s monthly reduction of bond purchases proceeded systematically in additional $10 billion increments thereafter during 2014, and the central bank indicated an expected end to the program in October 2014. The commencement of QE tapering roiled markets somewhat in late fourth-quarter 2013 and early first-quarter 2014, but investors ultimately seemed to accept the end of the program as inevitable and the reductions became less of a factor in market movements as the year progressed. The central bank also helped keep short-term interest rates at historically low levels by continuing the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed reassured investors following the central bank’s September 2014 meeting that short-term interest rates would remain low for a “considerable time” after the end of QE.

Investor concerns about economic growth in foreign markets and its impact on the U.S. contributed to volatility in the price of oil, which started the period on October 1, 2013 at more than $102 per barrel, went to $91.36 in January, peaked at nearly $108 in June and finished at $91.17 on September 30, 2014. U.S. retail gasoline prices declined to as low as $3.34 per gallon in early November 2013, but advanced in the spring and summer of 2014. Gas prices hit a peak of nearly $3.79 per gallon in late April 2014 and hovered in the $3.74 to $3.78 range until late June before declining steadily to $3.43 at the end of September, when drivers once again got some relief at the pumps. Gold prices also gyrated, dropping to less than $1,203 per ounce in mid-December 2013, cresting to $1,382 in mid-March 2014, and closing at $1,208.70 at the end of September 2014.

Market performance

U.S. stocks generally outperformed their foreign counterparts during the year ended September 30, 2014, with the notable exception of U.S. small-cap stocks, which failed to keep pace with U.S. mid- and large-cap stocks, and generated returns more in line with foreign developed and emerging markets. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 20.61% for the year and led all U.S. broad market indexes. The S&P 500® Index of large-capitalization U.S. stocks posted a 19.73% advance and the blue-chip Dow Jones Industrial AverageSM rose 15.29%, with both benchmarks hitting new all-time highs. The Russell 2000® Index of small-capitalization stocks underperformed larger-cap counterparts, but still advanced 3.93%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 4.30% for the year and edged out the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, which gained 4.25%.

Bonds advanced, but mainly underperformed equities during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 3.96%. Unrelenting low interest rates continued to take their toll, and shorter-term debt investments barely managed to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.52%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.04%. Investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.20% for the year.*

Q4 2013: Stocks power ahead through government shutdown, prospective Fed tapering

Investors largely stood their ground through the political fiscal wrangling and potential Fed actions, and U.S. stocks notched impressive gains in the fourth quarter of 2013. In the midst of a budget crisis that had shut down most functions of the federal

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

government, Congress approved a measure 16 days into the shutdown that provided funding for the government until mid-January, along with a temporary extension of the U.S. debt ceiling until February 7, 2014. President Obama signed the bill into law in the early hours of October 17, and most federal workers returned to work that same day. The move alleviated fears that the nation would not pay its bills and ended the shutdown, which had been in effect since October 1. The stock market responded with strong gains during the month of October, and the momentum carried over into November, bolstered by upward revisions to economic growth figures, improved consumer confidence, and a reduction in a key interest rate by the European Central Bank (“ECB”), which also sent European equities higher. Bonds changed little for the quarter.

In December, equities rose, but the results did not come easily. The major equity market indexes experienced losses in the first two weeks of the month, reflecting investor concerns that the market might be overpriced and lingering questions about the Fed’s timeline for the tapering of QE. In fact, the S&P 500’s decline of 1.6% in the second week of December was its worst weekly performance since August. Sentiment improved in the third week of the month, as the market received clear communication from the Fed of its plans to reduce its bond purchases and, more importantly, its commitment to keep short-term rates very low as it does so.

Stocks in the U.S. also rose during the latter part of December following the passage of a two-year budget agreement that appeared to reduce the risk of another government shutdown, which represented a welcome departure from the political brinksmanship that has characterized most Congressional budget debates over the past few years. A sizable upward revision in the government’s December 20 release of estimated third-quarter economic growth to a healthy 4.1% from 3.6% was another positive catalyst.

Q1 2014: Stocks suffer early losses, then recover

U.S. stocks ended the first quarter of 2014 with only minimal changes, as a sell-off early in the quarter gave way to a recovery that more than offset previous losses in most cases. The decline was relatively brief and confined to a two-week stretch in late January and the beginning of February. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing downsizing of QE were all factors weighing on share prices. Worries about emerging markets eased, however, and enabled stocks to embark on a recovery. Resurgent concerns over slowing U.S. economic growth and a flight to quality due to emerging-market volatility helped drive up prices of U.S. Treasury securities. Reassuring comments from new U.S. Federal Reserve Chair Janet Yellen, the first woman to lead the Fed who replaced Ben Bernanke at the end of January, also helped bolster the market.

The federal government’s fiscal woes eased a bit in the first quarter. On February 15, President Obama signed legislation extending the federal debt ceiling through March 2015. In doing so, he removed a cause for concern that the government might not be able to pay its bills or could possibly shut down again.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, specifically the country’s Crimea region, which has been governed as an independent republic since 1992 and is home to many pro-Russian sympathizers. On March 16, a referendum in Crimea yielded the decision to become part of Russia, a move not recognized by the West. Russia’s support of this referendum, together with the build-up of Russian troops along the Russia/Ukraine border, triggered economic sanctions against Russia by Western nations, including the United States. The political upheaval did little to bolster the market later in the quarter, but did not really do significant damage to stock prices. Consequently, most broad equity benchmarks ended the quarter only modestly below their all-time highs.

Q2 2014: Stocks continue their record-setting pace

Stocks of U.S. and foreign companies overcame a brief and relatively mild sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. Stocks’ solid second quarter followed a shaky first quarter in which performance was much more muted. In the fixed-income market, yields of longer-term U.S. Treasury securities declined during April and May before recovering somewhat in June. Weak U.S. economic growth in the first quarter, which was initially estimated at just 0.1% and was subsequently revised much lower – making it the first negative reading in three years – helped drive the April drop.

The ECB provided a boost for the markets in early June, when ECB President Mario Draghi announced reductions in the central bank’s key interest rates. Notably, the ECB’s deposit rate turned negative for the first time, in essence charging euro zone banks for

MassMutual Premier Funds – Economic and Market Overview (Unaudited) (Continued)

parking funds with the central bank. The ECB also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks in the United States, Europe, and Japan, as well as in emerging markets.

Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, at which the Fed stated the central bank would continue to reduce the amount of the central bank’s monthly bond purchases and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

Energy stocks rose during the quarter, spurred by concerns about potential disruptions in Iraq’s oil production amid widespread terrorist activity by the Islamic State in Iraq and Syria (“ISIS”), a radical Sunni group.

Q3 2014: Gains narrow as concerns increase about global growth

Large-capitalization U.S. stocks overcame negative markets in July and September to finish the third quarter of 2014 with modest upside progress. However, shares of small and mid-size U.S. companies, foreign stocks from developed and emerging markets, and high-yield bonds struggled, as investors took a more risk-averse approach. Bonds were basically flat for the quarter.

Trouble overseas was one reason for increased investor caution in the market. At the end of July, U.S. stocks suffered a sharp one-day decline after Argentina effectively defaulted on its bonds for the second time in 13 years. Around the same time, the share price of Banco Espirito Santo, Portugal’s largest bank, plunged after it reported a huge $4.8 billion first-half loss that wiped out the bank’s capital cushion and forced it to seek new funding.

In Eastern Europe, the standoff between Ukraine and Russia intensified. In the Middle East, there was a resurgence of the conflict between Israel and Hamas, and the threat of ISIS continued to grow.

Despite these developments, the negative impact on U.S. markets was relatively fleeting, as investor sentiment was buoyed by encouraging news about the U.S. economy. Data reported at the end of July showed that GDP, a broad measure of economic activity, advanced a robust 4.0% in the second quarter after contracting 2.1% in a first quarter hampered by severe winter weather. At the end of September, that second-quarter figure was revised up to 4.6%.

Healthy U.S. economic growth stood in stark contrast to the euro zone, where second-quarter economic activity was stagnant, and Japan, whose economy contracted sharply in the second quarter, according to data that became available in the third quarter. This discrepancy among developed nations helped trigger a significant rally in the U.S. dollar, which depressed the dollar-denominated returns of foreign markets.

As October 2014 began, investors appeared to focus on the factors likely to impact the markets in the year ahead, with the November mid-term elections and their potential to change the balance of power in Washington, continued economic malaise in large economies across the globe, and unsettling developments with regard to ISIS and Ebola at the top of most lists. Investors will also likely keep an eye out for continued economic growth here at home and improvement abroad to help create a favorable environment for stocks and bonds in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/14 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Money Market Fund, and who is the Fund’s subadviser?

The Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. It is important to note that the Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital). An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 0.00%, trailing the 0.04% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees to allow it to achieve the 0.00% return. The Fund’s Class R5 Shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Short-term interest rates did not change significantly during the year ended September 30, 2014, and the Fund continued to return low nominal yields due to the Federal Reserve’s (the “Fed”) continued accommodative stance on interest rates.

The Fund’s allocation to high-quality commercial paper, particularly floating-rate issues, enhanced income without sacrificing bond quality and contributed to performance during the year. (Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.) On the other hand, the seasonal contraction in Treasury bill supply took place early in the second quarter – around April 15 – and rates the Fund was able to earn on commercial paper declined slightly as a result.

The Fund continued to avoid investing in commercial paper from European banks. The lack of allocation to this sector limits the Fund’s opportunity to achieve higher yields, but benefits the Fund’s overall credit quality. In addition, the Fund recently avoided U.S. Treasury bills, finding value instead in U.S. agency discount notes, which are short-term debt securities that are issued at a discount to their face value. These securities added more income to the Fund than Treasury bills in the recent environment.

Subadviser outlook

Challenges to the market have not been scarce in the recent environment. Geopolitical tensions remained at the forefront, Europe continued to post disappointing economic growth numbers, and Scotland considered seceding from the U.K. At the same time, the Fed continued to guide markets, suggesting rates will remain low for a “considerable time” based on current data. Moving forward, the Fed may be able to keep rates low, as the Consumer Price Index (“CPI”) has declined over the last few months, and in our view, there has not yet been enough upward wage pressure in the corporate sector.

With low short-term interest rates, we continue to believe that focusing on high-quality, short-term investments could be a sound strategy that will give the Fund the potential to quickly adjust to changing market conditions and help maintain our commitment to preservation of principal and liquidity. We will continue to search for opportunities that will help add yield, given the current challenging interest rate environment.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Money Market Fund Portfolio Characteristics (% of Net Assets) on 9/30/14

Commercial Paper	75.4%
Discount Notes	12.9%
Corporate Debt	7.4%
U.S. Treasury Bonds & Notes	6.3%
Time Deposits	0.1%

Total Short-Term Investments	102.1%
Other Assets and Liabilities	(2.1)%

Net Assets	100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class R5 and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Class R5	0.00%	0.01%	1.48%
Citigroup 3-Month Treasury Bill Index	0.04%	0.08%	1.51%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in the MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 1.36%, outperforming the 0.52% return of the Barclays U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2014, the Fund benefited from holding an overweight position, relative to the benchmark, in investment-grade corporate bonds. The Fund maintained an overweight position in corporate bonds on management’s view that fundamentals in the sector were strong due to robust profitability, despite increasing debt on corporate balance sheets. Corporate bonds with a credit rating of BBB continued to exhibit stronger revenue growth and profitability compared to higher-quality counterparts rated A (higher). Consequently, the Fund continued to favor shorter-maturity bonds rated BBB. The Fund’s bank bonds and real estate investment trust (“REIT”) investments were the best-performing industries, whereas Fund holdings in aerospace and vehicle parts were the main detractors. The Fund’s investment in corporate bonds with three years to maturity and corporate bonds rated BB also benefited performance.

Asset-backed securities (“ABS”) were the primary contributors to performance within the securitized sector. (Bond issuers create “securitized” bonds by pooling various types of contractual debt, such as mortgages, auto loans, or credit card debt.) Bonds backed by wireless towers and business franchise loans were the best-performing sub-sector, followed by U.S. government-guaranteed student loans. New issue supply has been strong in ABS and there has been strong demand for these securities. Fifteen-year U.S. agency mortgage-backed securities (“MBS”) also benefited the Fund. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.) During the year, the Fund reduced its position in agency MBS and initiated a stake in agency collateralized mortgage obligation (“CMO”) securities, which offered attractive pricing and added income to the Fund. Residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) also helped performance. In CMBS, the Fund purchased primarily shorter-maturity securities.

Fund holdings of bonds of aerospace and vehicle parts companies were the main performance detractors, and the Fund’s investment in below-investment-grade bonds issued by companies in the finance and telecommunications industries also hindered the Fund’s results during the year. The Fund’s cash holdings also worked against performance for the year.

The Fund used derivative instruments during the year. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Derivatives benefited the Fund’s results during the year.

Subadviser outlook

Challenges to the market have not been scarce in the recent environment. Geopolitical tensions remained at the forefront, Europe continued to post disappointing economic growth numbers, and Scotland considered seceding from the U.K. At the same time, the Federal Reserve (the “Fed”) continued to guide markets, suggesting rates will remain low for a “considerable time” based on current data. Moving forward, the Fed may be able to keep rates low, as the Consumer Price Index (“CPI”) has declined over the last few months, and in our view, there has not yet been enough upward wage pressure in the corporate sector.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Over the past few months, markets have been buffeted by a rash of mostly negative themes, such as the divergence between central bank monetary policies, slower growth in Europe and Asia, and geopolitical disagreements. As volatility has increased, our belief is that the low amount of disparity in the yield environment suggests that bond-purchase decisions based on bond credit ratings have the potential to be more effective than decision making based on bond-sector positioning.

MassMutual Premier Short-Duration Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/14

Corporate Debt	39.4%
Non-U.S. Government Agency Obligations	25.8%
U.S. Government Agency Obligations and Instrumentalities	5.9%
U.S. Treasury Obligations	2.9%
Municipal Obligations	0.4%
Purchased Options	0.1%

Total Long-Term Investments	74.5%
Short-Term Investments and Other Assets and Liabilities	25.5%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Class R5	1.36%	2.98%	3.88%
Service Class	1.25%	2.91%	3.83%
Administrative Class	1.19%	2.81%	3.75%
Class A	0.88%	2.57%	3.48%
Class A (sales load deducted)*	-2.65%	1.84%	3.11%
Class R3	0.72%	2.27%	3.19%
Barclays U.S. 1-3 Year Government Bond Index	0.52%	1.07%	2.61%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class I and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Since Inception Average Annual 12/3/10 - 9/30/14
Class I	1.46%	2.44%
Barclays U.S. 1-3 Year Government Bond Index	0.52%	0.75%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class R4 and the Barclays U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class R4	0.48%
Barclays U.S. 1-3 Year Government Bond Index	0.30%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 1.62%, modestly outpacing the 1.59% return of the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Consumer prices, as measured by the U.S. Bureau of Labor Statistics, remained fairly stable during the year, with Headline Consumer Price Index (“CPI”) modestly increasing from 1.5% to 1.7%. While Core CPI, which excludes energy and food prices, remained almost unchanged – modestly declining from 1.8% to 1.7% – both remained below the Federal Reserve’s (the “Fed”) 2% inflation objective. The benign inflationary environment muted the positive impact of TIPS’ inflation-indexed principal adjustments.

The Fund benefited from its cautious view and tactical approach, with timely shifts in exposure to TIPS adding value during the year. Specifically, an underweight position, relative to the benchmark, in short-maturity inflation bonds contributed to performance, as did an overweight exposure to 5-, 10-, and 30-year maturity bonds during the first half of the year. Tactically selling TIPS in the fourth quarter helped preserve gains in the Fund, as inflation data surprised on the downside.

In addition, the Fund benefited from investments in high-quality, income-producing securities during the year, including asset-backed and money market securities. The income earned by these investments contributed to Fund performance. Asset-backed securities (“ABS”) were the main drivers of full-year results, with security selection in auto loans and U.S. government-guaranteed student loans within the ABS sector making the primary contribution. An allocation to high-quality commercial paper also helped performance during the year. Commercial paper is the commonly used name for short-term unsecured promissory notes sold by banks and corporations to meet short-term debt obligations.

The Fund used derivatives during the year, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. In aggregate, these positions modestly contributed to Fund performance during the year.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Despite lackluster economic developments, the Fed remains determined to wind down its Quantitative Easing bond purchase program (“QE”) this year. Increasingly divergent central bank policies, interest rate differences across global markets, U.S. dollar strength, and consequent U.S. dollar capital inflows have introduced further uncertainty as to the timing and extent of possible Fed interest rate hikes in 2015.

Given the strong dollar, weakness in commodity and energy prices, and recent weakness in Headline CPI, we remain on watch for further deterioration in inflation expectations. Nonetheless, we remain optimistic about the TIPS market in the long term, assuming a continued, albeit modest, economic recovery in the U.S. Yet, we continue to proceed with caution near term, as the Fed is poised to end QE. Our view is any further weakness in inflation markets may present attractive long-term opportunities for inflation investors.

MassMutual Premier Inflation-Protected and Income Fund Portfolio Characteristics (% of Net Assets) on 9/30/14

U.S. Treasury Obligations	105.7%
Non-U.S. Government Agency Obligations	37.5%
Corporate Debt	3.1%
Municipal Obligations	0.1%
Purchased Options	0.1%
U.S. Government Agency Obligations and Instrumentalities	0.1%

Total Long-Term Investments	146.6%
Short-Term Investments and Other Assets and Liabilities	(46.6)%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Class R5	1.62%	4.44%	4.39%
Service Class	1.54%	4.33%	4.28%
Administrative Class	1.42%	4.18%	4.13%
Class A	1.16%	3.99%	3.93%
Class A (sales load deducted)*	-3.65%	2.98%	3.43%
Class R3	0.93%	3.69%	3.63%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	1.59%	4.48%	4.63%

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class I and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Since Inception Average Annual 3/1/11 - 9/30/14
Class I	1.79%	3.79%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	1.59%	3.70%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class R4 and the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class R4	1.47%
Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	1.69%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 4.72%, outperforming the 3.96% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2014, the Fund benefited from an underweight position, relative to the benchmark, in U.S. Treasuries – and overweight stakes in investment-grade corporate bonds and convertible securities. Within investment-grade corporate bonds, Fund holdings in the industrials and financial sectors primarily drove performance. From an industry perspective, chemicals and life insurance were the best performers; conversely, the banking industry was the main detractor.

The Fund maintained an overweight position in corporate bonds on management’s view that fundamentals in the sector were strong due to robust profitability, despite increasing debt on corporate balance sheets. The Fund’s investment in corporate bonds with a credit rating of BB boosted performance, and management’s decision to opportunistically reduce the Fund’s position in corporate bonds with three years to maturity in favor of those with five years to maturity helped enhance overall yield during the year. Corporate bonds rated BBB have exhibited stronger revenue growth and profitability compared to bonds with a higher-credit-quality A rating. Consequently, the Fund continued to favor shorter-maturity bonds rated BBB.

The Fund held an overweight position in securitized bonds during the year, and the Fund’s holdings in agency mortgage-backed securities (“MBS”) were the primary contributors to performance. “Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks. The Fund’s positioning in lower-yielding securities and modest allocation to agency collateralized mortgage obligation (“CMO”) securities also drove full-year results. CMOs traded at attractive prices and added income to the Fund. Conversely, commercial mortgage-backed securities (“CMBS”), asset-backed securities (“ABS”), and non-agency residential mortgage-backed securities (“RMBS”) all worked against the Fund’s overall results. In CMBS, the Fund focused on bonds with shorter maturities. Within the ABS sector, the Fund favored bonds backed by wireless towers or business franchise loans, which are in strong demand.

The Fund used derivatives during the year, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. In aggregate, these positions modestly detracted from Fund performance during the year.

Subadviser outlook

Challenges to the market have not been scarce in the recent environment. Geopolitical tensions remained at the forefront, Europe continued to post disappointing economic growth numbers, and Scotland considered seceding from the U.K. At the same time, the Federal Reserve (the “Fed”) continued to guide markets, suggesting rates will remain low for a “considerable time” based on current data. Moving forward, the Fed may be able to keep rates low, as the Consumer Price Index (“CPI”) has declined over the last few months, and in our view, there has not yet been enough upward wage pressure in the corporate sector.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Over the past few months, markets have been buffeted by a rash of mostly negative themes, such as the divergence between central bank monetary policies, slower growth in Europe and Asia, and geopolitical disagreements. As volatility has increased, our belief is that the low amount of disparity in the yield environment suggests that bond-purchase decisions based on bond credit ratings have the potential to be more effective than decision making based on bond-sector positioning.

MassMutual Premier Core Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/14

Corporate Debt	44.7%
U.S. Government Agency Obligations and Instrumentalities	28.3%
Non-U.S. Government Agency Obligations	18.6%
U.S. Treasury Obligations	5.5%
Municipal Obligations	1.1%
Sovereign Debt Obligations	0.8%
Preferred Stock	0.2%
Purchased Options	0.1%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Class R5	4.72%	4.89%	4.96%
Service Class	4.65%	4.82%	4.92%
Administrative Class	4.60%	4.74%	4.82%
Class A	4.25%	4.49%	4.56%
Class A (sales load deducted)*	-0.70%	3.48%	4.06%
Class R3	4.02%	4.17%	4.26%
Barclays U.S. Aggregate Bond Index	3.96%	4.12%	4.62%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class I and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Since Inception Average Annual 12/3/10 - 9/30/14
Class I	4.92%	4.45%
Barclays U.S. Aggregate Bond Index	3.96%	3.54%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class R4 and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class R4	2.28%
Barclays U.S. Aggregate Bond Index	2.21%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

The Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 5.49%, outpacing the 3.96% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year, corporate bonds were the primary drivers of the Fund’s performance, as Fund holdings in convertible bonds, high-yield, and investment-grade corporate bonds all drove results. In this time frame, the Fund had a modest allocation to convertible bonds purchased more than a year ago at much lower prices, so they also contributed to results as equity markets climbed during the period. The Fund’s holdings in bonds of asset managers and utilities were the best performers, whereas the Fund’s banking and cable bonds detracted the most.

In our view, corporate fundamentals remain strong, but are showing mixed signals of improvement with robust profitability offset by increasing debt. Corporations’ supply issuance has been very strong, although this has not dampened market pricing – as insurance companies, pension, and retail mutual funds have continued to exhibit strong demand for corporate bonds.

The Fund’s holdings in the securitized sector also helped performance during the year. (Bond issuers create “securitized” bonds by pooling various types of contractual debt, such as mortgages, auto loans, or credit card debt.) Residential mortgage-backed securities (“RMBS”) were the best performers within the sector. Agency mortgage-backed securities (“MBS”) also contributed to performance. (“Agency” refers to government-sponsored entities that issue bonds backed by mortgage loans, including Ginnie Mae, Fannie Mae, Freddie Mac, and the Federal Home Loan Banks.)

During the period, the Fund modestly added agency collateralized mortgage obligations (“CMOs”), as they were attractively priced with added income relative to securities in the MBS sector. Commercial real estate fundamentals remained intact, and the Fund’s purchases in commercial mortgage-backed securities (“CMBS”) were in shorter-maturity, legacy securities, a strategy that benefited the Fund. Within the asset-backed securities (“ABS”) sector, the Fund favored bonds backed by wireless towers or business franchise loans, which are in strong demand. New issue supply has been strong and there has been good demand for these securities. Consequently, this sector also contributed to performance.

Conversely, the Fund’s underweight position in taxable municipal bonds, relative to the benchmark, and its cash holdings were detractors from performance.

The Fund used derivatives during the year, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Overall, the Fund’s derivative positions detracted from performance during the year.

Subadviser outlook

Challenges to the market have not been scarce in the recent environment. Geopolitical tensions remained at the forefront, Europe continued to post disappointing economic growth numbers, and Scotland considered seceding from the U.K. At the same time, the Federal Reserve (the “Fed”) continued to guide markets, suggesting rates will remain low for a “considerable time” based on

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

current data. Moving forward, the Fed may be able to keep rates low, as the Consumer Price Index (“CPI”) has declined over the last few months, and in our view, there has not yet been enough upward wage pressure in the corporate sector.

Over the past few months, markets have been buffeted by a rash of mostly negative themes, such as the divergence between central bank monetary policies, slower growth in Europe and Asia, and geopolitical disagreements. As volatility has increased, our belief is that the low amount of disparity in the yield environment suggests that bond-purchase decisions based on bond credit ratings have the potential to be more effective than decision making based on bond-sector positioning.

MassMutual Premier Diversified Bond Fund Portfolio Characteristics (% of Net Assets) on 9/30/14

Corporate Debt	42.0%
U.S. Government Agency Obligations and Instrumentalities	28.3%
Non-U.S. Government Agency Obligations	18.3%
U.S. Treasury Obligations	8.2%
Sovereign Debt Obligations	1.1%
Municipal Obligations	0.5%
Preferred Stock	0.2%
Common Stock	0.1%
Purchased Options	0.1%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Class R5	5.49%	5.65%	5.05%
Service Class	5.37%	5.59%	5.06%
Administrative Class	5.26%	5.54%	5.04%
Class A	5.04%	5.28%	4.78%
Class A (sales load deducted)*	0.05%	4.26%	4.28%
Barclays U.S. Aggregate Bond Index	3.96%	4.12%	4.62%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class I and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Since Inception Average Annual 12/3/10 - 9/30/14
Class I	5.75%	5.85%
Barclays U.S. Aggregate Bond Index	3.96%	3.54%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class R4, Class R3, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class R4	2.52%
Class R3	2.32%
Barclays U.S. Aggregate Bond Index	2.21%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s (using the lower rating) or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 9.63%, outperforming the 7.20% return of the Barclays U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark for the year due to strong security selection and prudent risk allocation. At the beginning of the period, the Fund held an overweight position, relative to the benchmark, in corporate bonds rated B and CCC, with an underweight stake in bonds rated BB. The Fund maintained its overweight position in B and CCC bonds due to the continuation of conservative financial policies, strong near-term outlooks, and good relative value. The Fund favored this positioning due to the stability in corporate fundamentals and the constructive actions of the Federal Reserve (the “Fed”) and the European Central Bank. During the year, we sought the better-quality B and CCC bonds in the market for the Fund – and continued to rely on our research team and use the Fund’s bottom-up investment approach, which focuses on individual security selection, to find companies that have the potential to show material credit improvement.

The Fund’s key holdings by sector included bonds in energy, industrial, consumer cyclical, transportation, capital goods, and basic industry. The Fund held less significant positions in bonds in the communications, consumer non-cyclical, finance, utility, natural gas, banking, technology, insurance, and real estate sectors. New issuance for high-yield bonds continued at a robust pace and reached $252 billion for 2014 thus far (through September 30, 2014). Companies predominantly used proceeds from new issues for refinancing activity.

June, July, and August experienced significant outflows, bringing year-to-date market outflows to a record $17.1 billion through September 30, 2014. The positive performance of the Fund reflects, in part, the strength in the high-yield bond market and investor appetite for yield. The Fund continues to focus on delivering favorable comparative returns from high-yield corporate issuers that Fund management believes offer attractive relative value.

Subadviser outlook

In general, we believe U.S. high-yield bond fundamentals have the potential to remain relatively stable, following significant balance sheet improvements made by companies over the last four years, although the cycle has advanced to a point where we think key data points bear watching. In our view, corporate fundamentals, including balance-sheet leverage and earnings growth, have the potential to remain stable in the near term. We also expect that default rates in the U.S. may remain below their historical averages for the foreseeable future.

Our view is that the continued development of U.S. fiscal and monetary policies may remain front and center and have a bearing on Fund performance as we move forward. The initial Fed tapering of bond purchases began in January, and we believe that there could still be bouts of volatility due to continued Fed actions, as well as from uncertainty around interest rates, inflow and outflow activity, and global economic growth.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier High Yield Fund Portfolio Characteristics (% of Net Assets) on 9/30/14

Corporate Debt	89.6%
Bank Loans	6.0%
Common Stock	0.9%

Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%

Net Assets	100.0%

MassMutual Premier High Yield Fund Country Weightings (% of Net Assets) on 9/30/14
United States	80.8%
Canada	5.2%
Luxembourg	4.7%
Denmark	1.2%
Netherlands	1.1%
Austria	1.0%
Marshall Islands	0.9%
France	0.9%
Cayman Islands	0.7%

Total Long-Term Investments	96.5%
Short-Term Investments and Other Assets and Liabilities	3.5%
Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Service Class and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Service Class	9.46%	11.67%	7.78%
Barclays U.S. Corporate High-Yield Bond Index	7.20%	10.57%	8.33%

Hypothetical Investments in MassMutual Premier High Yield Fund Class R5, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Since Inception Average Annual 11/1/04 - 9/30/14
Class R5	9.63%	11.71%	7.69%
Administrative Class	9.37%	11.51%	7.48%
Class A	9.10%	11.22%	7.22%
Class A (sales load deducted)*	2.82%	9.91%	6.58%
Class R3	8.92%	10.92%	6.90%
Barclays U.S. Corporate High-Yield Bond Index	7.20%	10.57%	8.21%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class I and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Since Inception Average Annual 3/1/11 - 9/30/14
Class I	9.79%	9.85%
Barclays U.S. Corporate High-Yield Bond Index	7.20%	7.72%

Hypothetical Investments in MassMutual Premier High Yield Fund Class R4 and the Barclays U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class R4	1.31%
Barclays U.S. Corporate High-Yield Bond Index	0.49%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities, and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, including bank loans and Rule 144A securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 12.33%, trailing the 19.73% return of the S&P 500® Index (“the stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies – but substantially outperforming the 4.25% return of the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index (“the international component’s benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada, and the 3.96% return of the Barclays U.S. Aggregate Bond Index (“the bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. Additionally, the Fund’s Class R5 shares outperformed the 9.90% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category; and outpaced the 11.76% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark, and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

Throughout the year, the Fund held an overweight position in U.S. equities, relative to the 50% equity allocation of the Custom Balanced Index. The Fund’s equity positioning was one of the key drivers of performance during the period. Conversely, the Fund had an underweight stake in international equities throughout the year, which benefited relative Fund performance when those stocks significantly trailed their U.S. counterparts.

Fund holdings within the financials, electronic technology, and health technology sectors were solid contributors. Examples include technology giant Apple, storage maker Western Digital Corporation, biotechnology company Biogen, and life insurance provider Protective Life Corporation. Companies that produced positive returns but failed to keep pace with comparable benchmark sectors included automaker Ford, aircraft manufacturer Boeing, and teen apparel retailer American Eagle Outfitters.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

The Fund held an underweight stake in bonds for most of the year, which benefited relative performance, as bonds rose in value far less than their equity counterparts.

The Fund’s fixed-income segment also performed well, and outpaced the return of the bond component’s benchmark. The Fund’s decision to underweight Treasury bonds while overweighting corporate bonds proved beneficial to returns. Within corporate bonds, the Fund benefited from holdings within the financials and industrial sectors. Conversely, the Fund’s holdings in banking sector bonds detracted from performance. The Fund’s allocation to the securitized sector (primarily mortgage-backed securities) was another key contributor to returns; however, bonds backed by commercial real estate did not contribute to the Fund’s performance during the year.

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

The Fund used derivatives during the year, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Overall, these positions detracted modestly from the Fund’s performance during the year.

Subadviser outlook

We continue to believe that equities have more upside potential. As economic conditions continue to improve – albeit slowly and unevenly across regions – our view is that equities have the potential to continue looking attractive, even if interest rates begin to rise. The differential between the strength of U.S. equity earnings and the yields investors may expect from bonds, even when the Federal Reserve is raising interest rates, should be enough, we believe, to compensate investors for the added risk of owning equities.

MassMutual Premier Balanced Fund Portfolio Characteristics (% of Net Assets) on 9/30/14

Common Stock	56.7%
Corporate Debt	14.4%
U.S. Government Agency Obligations and Instrumentalities	9.7%
Mutual Funds	7.0%
Non-U.S. Government Agency Obligations	5.9%
U.S. Treasury Obligations	2.6%
Municipal Obligations	0.4%
Sovereign Debt Obligations	0.3%
Preferred Stock	0.1%
Purchased Options	0.0%

Total Long-Term Investments	97.1%
Short-Term Investments and Other Assets and Liabilities	2.9%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Class R5	12.33%	10.85%	6.86%
Service Class	12.23%	10.66%	6.70%
Administrative Class	12.09%	10.49%	6.53%
Class A	11.80%	10.23%	6.27%
Class A (sales load deducted)*	5.37%	8.93%	5.65%
S&P 500 Index#	19.73%	15.70%	8.11%
MSCI EAFE Index	4.25%	6.56%	6.32%
Barclays U.S. Aggregate Bond Index	3.96%	4.12%	4.62%
Lipper Balanced Fund Index	9.90%	9.63%	6.35%
Custom Balanced Index	11.76%	10.60%	6.75%

Hypothetical Investments in MassMutual Premier Balanced Fund Class I, Class R4, Class R3, the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class I	4.00%
Class R4	3.75%
Class R3	3.58%
S&P 500 Index#	6.42%
MSCI EAFE Index	-2.03%
Barclays U.S. Aggregate Bond Index	2.21%
Lipper Balanced Fund Index	2.14%
Custom Balanced Index	3.89%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the MSCI EAFE Index, the Barclays U.S. Aggregate Bond Index, the Lipper Balanced Fund Index, and the Custom Balanced Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Value Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies with varying market capitalizations that the Fund’s subadviser believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadviser currently focuses on securities of larger size companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 15.85%, underperforming the 18.89% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. Similarly, the Fund’s Class R5 shares’ 15.85% return trailed the 19.73% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2014, the Fund’s industrials, financials, and information technology stocks underperformed relative to the benchmark primarily due to weaker relative stock selection. Conversely, the Fund’s investments in health care, consumer discretionary, and utilities companies outperformed relative to the benchmark primarily due to stronger relative stock selection.

Fund holdings that detracted from performance included Louisiana-Pacific (materials), NCR (information technology), Chicago Bridge & Iron (industrials), CIT Group (financials), and Transocean (energy). The Fund exited its positions in NCR, Chicago Bridge & Iron, and CIT Group during the period. Louisiana-Pacific, one of the largest building products supply companies in North America, announced the termination of a merger agreement with Ainsworth, a competitor in the building supply space. The merger was abandoned due to the Department of Justice’s anti-trust concerns, which would have required substantial divestitures of assets in order to execute the merger. The Fund purchased additional shares of the stock on the belief that the company’s position as the world’s largest producer of oriented strand board, a key building material, gives it the potential to benefit from the homebuilding recovery in America. NCR manufactures financial transaction machines and software. After performing positively for most of 2013, the stock took a pause during the fourth quarter of 2013 due to disappointing revenue growth. The market also reacted negatively to NCR’s announced acquisition of Digital Insight, a leading provider of customer-facing digital banking software, due to concerns over the price NCR paid to make the deal. Chicago Bridge & Iron, a provider of energy infrastructure services, performed poorly after management announced earnings below expectations – driven by under-utilization in the firm’s fabrication segment and an increase in stock-based compensation, which had a dilutive effect on existing shareholders. CIT is a commercial bank holding company that offers lending, leasing, debt restructuring, equipment, financing, and advisory services to small- and mid-sized businesses. Shares of CIT Group declined after the company reported a drop in net income due mostly to a narrowing of net interest margin, a key measure of profitability. Finally, Transocean, an international provider of offshore contract drilling services for oil and gas wells, declined in part due to the general weakness in the energy sector that resulted from falling oil prices.

On the positive side, top individual contributors to Fund performance included Apple (information technology), Delta Air Lines (industrials), Cardinal Health (health care), Royal Caribbean Cruises Ltd. (consumer discretionary), and SanDisk Corp. (information technology). Consumer electronics manufacturer Apple performed well during the second half of 2013 due to excitement surrounding the introduction of two new iPhones as well as the addition of China Mobile as a distribution partner. Apple also rallied strongly in April 2014 after iPhone sales came in higher than analyst expectations and the company announced a 7-for-1 stock split, while increasing both its dividend and share repurchases. Delta Air Lines, the second-largest airline in the United States by passenger volume, topped earnings expectations over the first half of the reporting period due mostly to lower-than-expected operating costs – partially related to falling jet fuel prices during the spring months. Delta later reported quarterly results ahead of Wall Street expectations. Cardinal Health is a health care services company that announced earnings in excess of expectations, driven primarily by strong results in the pharmaceuticals segment. Royal Caribbean is a cruise company that benefited from strong booking trends and lower costs. SanDisk, a producer of data storage products based on flash memory, completed its acquisition of Fusion-io during the reporting period.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

While many investors focus on a short-term view when considering investment options, the Fund utilizes in-depth fundamental research to identify companies that Fund management believes are poised for an unanticipated acceleration in return on invested capital over a multi-year time horizon. We believe this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – the income statement, balance sheet, and statement of cash flows – and help us find those companies whose generation and use of cash flow have yet to be fully reflected in the current stock price, in our view.

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 9/30/14

Citigroup, Inc.	3.4%
Suncor Energy, Inc.	2.9%
Morgan Stanley	2.3%
Cardinal Health, Inc.	2.2%
Sanofi ADR	2.2%
Verizon Communications, Inc.	2.1%
The Goldman Sachs Group, Inc.	2.1%
Delta Air Lines, Inc.	2.0%
Merck & Co., Inc.	2.0%
Capital One Financial Corp.	1.9%

23.1%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 9/30/14

Financial	23.9%
Consumer, Non-cyclical	19.6%
Technology	14.2%
Energy	11.9%
Consumer, Cyclical	11.5%
Industrial	10.9%
Communications	5.1%
Utilities	2.2%
Basic Materials	1.8%
Mutual Funds	0.4%

Total Long-Term Investments	101.5%
Short-Term Investments and Other Assets and Liabilities	(1.5)%

Net Assets	100.0%

MassMutual Premier Value Fund Country Weightings (% of Net Assets) on 9/30/14

United States	77.7%
Canada	5.5%
Switzerland	3.4%
United Kingdom	3.3%
France	2.7%
Ireland	1.8%
Netherlands Antilles	1.3%
Germany	1.2%
Liberia	1.2%
Netherlands	1.1%
Israel	0.9%
Bermuda	0.8%
Singapore	0.6%

Total Long-Term Investments	101.5%
Short-Term Investments and Other Assets and Liabilities	(1.5)%

Net Assets	100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Administrative Class, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Administrative Class	15.65%	12.20%	6.40%
Russell 1000 Value Index#	18.89%	15.26%	7.84%
S&P 500 Index	19.73%	15.70%	8.11%

Hypothetical Investments in MassMutual Premier Value Fund Class R5, Service Class, Class A, Class A (sales load deducted), Class R3, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Since Inception Average Annual 11/1/04 - 9/30/14
Class R5	15.85%	12.42%	6.39%
Service Class	15.81%	12.32%	6.28%
Class A	15.35%	11.87%	5.86%
Class A (sales load deducted)*	8.72%	10.56%	5.23%
Class R3	15.09%	11.54%	5.52%
Russell 1000 Value Index#	18.89%	15.26%	7.73%
S&P 500 Index	19.73%	15.70%	8.02%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class I, Class R4, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class I	4.44%
Class R4	4.23%
Russell 1000 Value Index#	4.90%
S&P 500 Index	6.42%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

The Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index,* while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but not less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the benchmark. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 18.30%, behind the 18.89% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2014, the Fund’s performance was positive on a sector-by-sector absolute basis, but Fund holdings in the consumer durables, energy minerals, and producer manufacturing sectors underperformed the benchmark on a relative basis. Underperforming stocks that the Fund owned included electronics manufacturer Jabil Circuits, manufacturer General Electric, and auto giant General Motors.

Fund holdings in the financials sector advanced strongly, led by life insurer Progressive Life, the leasing company Ryder Systems, and brokerage company Legg Mason. Other sectors that contributed to performance were health services, electronic technology, and transportation. Examples of Fund holdings that were strong performers during the period include Protective Life, the alcoholic beverage maker Constellation Brands, and aluminum manufacturer Alcoa.

When selecting stocks for the Fund, we generally favor inexpensive companies that have good fundamentals and superior growth potential, in our view. That combination can be hard to find, but our research allowed us to identify and accumulate stocks with these characteristics for the Fund. One example of this was the insurance company Protective Life Corporation. The Fund accumulated a position in Protective Life at a cost of roughly $42 per share. At this price, the shares were still inexpensive because investors seemed to fear the company may have been overvalued, based on the assets on its balance sheet. In June, Dai-ichi Life, a Japanese life insurance company, offered $70 per share in cash for all Protective Life shares, as Dai-ichi Life determined there was more value in the company than the current stock price reflected.

Subadviser outlook

In our opinion, the difference between inexpensive and expensive stocks has narrowed overall; however, we believe there are still companies within the value universe that the market underestimates. We believe investors appear to still be wary of the value of the assets on financial companies’ books, so there may be room for price appreciation. Going forward, the Fund will continue to seek inexpensive stocks to take advantage of that potential wariness, while also looking for stocks with differentiating factors that will allow their value to be realized. We believe this is typical later in the investment cycle, when economic growth seems more likely and investors may look for incremental improvement in stocks. While it has become more difficult to find stocks the Fund favors, we believe there are many stocks out there that are currently undervalued by the market.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000 Value Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 9/30/14

Exxon Mobil Corp.	3.8%
Berkshire Hathaway, Inc. Class B	2.7%
Wells Fargo & Co.	2.6%
Johnson & Johnson	2.6%
General Electric Co.	2.5%
Chevron Corp.	2.4%
Pfizer, Inc.	2.4%
JP Morgan Chase & Co.	2.2%
AT&T, Inc.	1.9%
Merck & Co., Inc.	1.8%

24.9%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 9/30/14

Financial	27.5%
Consumer, Non-cyclical	19.4%
Energy	13.5%
Industrial	10.2%
Technology	7.9%
Communications	6.6%
Consumer, Cyclical	6.1%
Utilities	5.6%
Basic Materials	2.8%
Diversified	0.1%

Total Long-Term Investments	99.7%
Short-Term Investments and Other Assets and Liabilities	0.3%

Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Service Class and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Service Class	18.15%	14.69%	7.37%
Russell 1000 Value Index	18.89%	15.26%	7.84%

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class R5, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Since Inception Average Annual 11/1/04 - 9/30/14
Class R5	18.30%	14.83%	7.41%
Administrative Class	18.02%	14.59%	7.11%
Class A	17.67%	14.25%	6.83%
Class A (sales load deducted)*	10.90%	12.90%	6.20%
Class R3	17.48%	13.94%	6.51%
Russell 1000 Value Index	18.89%	15.26%	7.73%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class I, Class R4, and the Russell 1000 Value Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class I	3.96%
Class R4	3.74%
Russell 1000 Value Index	4.90%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

The Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on “large capitalization” issuers, which are considered to be companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 18.54%, trailing the 19.73% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2014, the Fund’s consumer staples and energy stocks underperformed relative to the benchmark due to weaker relative stock selection. Conversely, the Fund’s investments in the health care sector outperformed those in the benchmark due to stronger relative stock selection and an overweight position.

Fund holdings that detracted from performance included Genworth Financial (financials), International Business Machines (“IBM”) (information technology), General Motors (“GM”) (consumer discretionary), Diageo (consumer staples), and Deere & Co. (industrials). Genworth Financial is a provider of insurance, wealth management, and investment and financial solutions whose shares fell in the closing months of the period after the company announced it would conduct a comprehensive review of its long-term care insurance business, which experienced lower operating profits in the second quarter of 2014. IBM reported disappointing revenues and earnings over the second half of 2013, due in part to surprising weakness in revenue growth from emerging markets, particularly China. The Fund subsequently exited its position in IBM. GM was negatively impacted by recall costs during the year. Diageo is a leading U.K.-based spirits company that experienced declines amid weakness in emerging markets. Deere & Co. is one of the world’s largest producers of farm, construction, forestry, and lawn care equipment. Predictions of an upcoming harvest at, or near record levels weighed heavily on agricultural companies, which are Deere’s primary customers. Market anticipation of an abundance of supply for both corn and soybeans sent prices spiraling downwards and raised expectations that farmers’ income could be negatively impacted. This outlook does not bode well for the demand for farm equipment over the near term; however, we believe the price of Deere’s stock largely reflects these likely pressures on revenues and earnings.

Fund holdings that were top individual contributors to Fund performance included information technology stocks Apple and Google – and health care stocks Allergan, Actavis, and Gilead Sciences. Consumer electronics giant Apple performed well during the second half of 2013 due to excitement surrounding the introduction of two new iPhones and the addition of China Mobile as a distribution partner. Apple also rallied strongly in April 2014 after iPhone sales exceeded analyst expectations and the company announced a 7-for-1 stock split, while increasing both its dividend and share repurchases. Google, the world’s most prevalent Internet search engine, announced third-quarter 2013 earnings early in the period, which sent the stock price higher. Allergan is a leading maker of eye care, skin care, and aesthetic products, including Botox. Allergan’s stock price jumped when pharmaceutical firm Valeant, in conjunction with activist investor Bill Ackman of Pershing Square, announced the intention to acquire the company. While Allergan’s management resisted the overture, Allergan’s stock price remained elevated. Actavis develops and markets branded, generic, and over-the-counter products worldwide. The stock reacted favorably after management preannounced a positive earnings surprise due mostly to revenue synergies and cost savings from the recent merger with Warner Chilcott. Cash flow for Actavis was above expectations as well, and the company took the opportunity to pay down debt. Later in the year, management announced the acquisition of Forest Labs, news that was well received by investors. Finally, Gilead Sciences’ share price benefited from the strong performance of its hepatitis C drug, Sovaldi.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Fund management attempts to construct an “all-weather” portfolio by targeting companies we believe have sustainable competitive advantages, skilled management with a proven track record of executing effectively, and financial resources with the potential to generate improving profitability, gain market share, and/or return significant dividends to shareholders. Our view is that during times of volatile or slow economic growth, such companies have the potential to widen their lead over weaker competitors. The Fund seeks to invest in companies that are characterized by these qualities at compelling valuations. We believe this disciplined approach is essential to generate superior long-term performance.

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 9/30/14

Apple, Inc.	4.0%
Noble Energy, Inc.	3.0%
Google, Inc. Class C	3.0%
Citigroup, Inc.	3.0%
General Electric Co.	2.9%
Chevron Corp.	2.9%
Gilead Sciences, Inc.	2.8%
Mondelez International, Inc. Class A	2.8%
Comcast Corp. Class A	2.8%
Philip Morris International, Inc.	2.7%

29.9%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 9/30/14

Consumer, Non-cyclical	27.9%
Communications	17.4%
Financial	15.7%
Industrial	10.4%
Energy	8.6%
Consumer, Cyclical	8.2%
Technology	7.7%
Mutual Funds	2.8%
Basic Materials	2.1%
Utilities	1.6%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

MassMutual Premier Main Street Fund Country Weightings (% of Net Assets) on 9/30/14

United States	87.8%
United Kingdom	5.0%
Ireland	3.0%
Switzerland	2.3%
Canada	2.2%
Germany	2.1%

Total Long-Term Investments	102.4%
Short-Term Investments and Other Assets and Liabilities	(2.4)%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the S&P 500 Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Since Inception Average Annual 12/31/04 - 9/30/14
Class R5	18.54%	15.13%	6.95%
Service Class	18.40%	15.05%	6.84%
Administrative Class	18.26%	14.87%	6.71%
Class A	17.99%	14.61%	6.44%
Class A (sales load deducted)*	11.21%	13.26%	5.80%
Class R3	17.78%	14.28%	6.12%
S&P 500 Index	19.73%	15.70%	7.33%

Hypothetical Investments in MassMutual Premier Main Street Fund Class I, Class R4, and the S&P 500 Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class I	6.11%
Class R4	5.87%
S&P 500 Index	6.42%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

The Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index,* while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included within the benchmark. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 19.60%, outperforming the 19.15% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2014, the Fund took advantage of the skepticism that we saw as prevalent in the market – and this strategy paid off. Early in the year, investors seemed reluctant to believe that the economic recovery would continue, or that companies would continue to produce record profit margins. Such skepticism enabled the Fund to purchase good companies with strong growth prospects at attractive prices.

During the period, the Fund’s holdings in the distribution services, electronic technology, health technology, and transportation sectors all advanced substantially. Examples of Fund holdings that were strong performers within these industries included the pharmaceutical distributor McKesson Corporation and the biotechnology company Biogen. All of the Fund’s sectors produced positive returns during the period, although Fund holdings in the consumer durables, retail trade, and producer manufacturing sectors underperformed relative to the benchmark, which worked against the Fund’s overall results. Examples of underperforming stocks included automaker Ford, the teen apparel retailer American Eagle Outfitters, and solar company SunPower.

When selecting stocks for the Fund, we generally favor inexpensive companies that have good fundamentals and superior growth potential, in our view. That combination can be hard to find, but our research allowed us to identify and accumulate stocks with these characteristics for the Fund. One example of this was the consumer electronics giant Apple Inc. The Fund purchased this stock at a cost of about $63 per share. After proceeding at a rapid rate, growth had slowed and the stock price slumped from $100 per share (split adjusted) to below $60 per share. Apple shares seemed to offer everything the Fund looks for, and they had the potential to return to strong growth. Investors recognized this value over the past year and pushed the stock back up to $100 per share.

Conversely, detracting from Fund performance was aircraft manufacturer Boeing Inc. The stock was inexpensive, the corporation was growing, and it was shareholder friendly. Unfortunately, Boeing’s 10% return was far inferior to the market; consequently, this Fund holding hurt relative performance.

Subadviser outlook

In our view, the difference between inexpensive and expensive stocks has narrowed overall; however, we believe there are still companies within the growth universe that the market has not yet assigned the appropriate share price. We believe investors appear to still be wary of the value of the assets on financial companies’ books, so there may be room for price appreciation. Going forward, the Fund will seek both inexpensive stocks to take advantage of that potential wariness – and those stocks with differentiating factors that will potentially allow their value to be realized. We believe this is typical later in the investment cycle, when economic growth seems more likely and investors may look for incremental improvement in stocks. While it has become more difficult to find stocks the Fund favors, we believe there are many stocks out there that are currently undervalued by the market.

*	The Fund is not promoted, sponsored, or endorsed by, nor in any way affiliated with Russell Investment Group (“Russell”). Russell is not responsible for and has not reviewed the Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. The Russell 1000 Growth Index and Russell® are trademarks of the Frank Russell Company.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 9/30/14

Apple, Inc.	5.7%
Microsoft Corp.	3.1%
Verizon Communications, Inc.	2.2%
International Business Machines Corp.	2.2%
Gilead Sciences, Inc.	2.1%
Oracle Corp.	1.8%
QUALCOMM, Inc.	1.7%
Amgen, Inc.	1.7%
Google, Inc. Class C	1.5%
Comcast Corp. Class A	1.5%

23.5%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 9/30/14

Consumer, Non-cyclical	25.9%
Technology	20.7%
Communications	17.3%
Consumer, Cyclical	11.9%
Industrial	10.0%
Energy	5.8%
Financial	5.0%
Basic Materials	2.8%
Diversified	0.1%
Utilities	0.1%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Service Class	19.45%	16.84%	8.92%
Russell 1000 Growth Index	19.15%	16.50%	8.94%

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class R5, Administrative Class, Class A, Class A (sales load deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Since Inception Average Annual 11/1/04 - 9/30/14
Class R5	19.60%	16.93%	8.89%
Administrative Class	19.33%	16.71%	8.67%
Class A	19.02%	16.40%	8.41%
Class A (sales load deducted)*	12.17%	15.03%	7.77%
Russell 1000 Growth Index	19.15%	16.50%	8.85%

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class I, Class R4, Class R3, and the Russell 1000 Growth Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class I	6.18%
Class R4	5.90%
Class R3	5.82%
Russell 1000 Growth Index	6.69%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Small Cap Opportunities Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation by investing primarily in common stocks of small-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of small-cap companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 6.75%, outpacing the 3.93% return of the Russell 2000 Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2014, the Fund’s stock selection in the industrials, materials, and energy sectors added to performance relative to the benchmark. Conversely, the Fund’s holdings in the information technology and financials sectors underperformed on a relative basis.

Top individual contributors during the year included Century Aluminum (in the materials sector), Greenbrier Companies (industrials), Valero Energy Partners (energy), Mattress Firm (consumer discretionary), and Spirit Airlines (industrials). Century Aluminum is a producer of aluminum whose stock price was propelled higher due to several factors, including rising London Metal Exchange (LME) aluminum prices that led to the strongest reported earnings in three years and increased investor awareness of the growth opportunity that is emerging as aluminum becomes more important to automotive manufacturing. The subsequent Wall Street analyst upgrades further elevated the company’s stock price. Greenbrier Companies, a manufacturer of freight cars and marine barges that the Fund ultimately sold, benefited from strong railcar demand. Valero Energy Partners is an independent petroleum refiner that was buoyed by strong refining profits. Mattress Firm benefited from product innovation and advertising, which led to an acceleration in revenue growth – as did the company’s acquisition of Sleep Train, a major mattress retailer on the West Coast that enabled Mattress Firm to enter large western markets, such as California. Spirit Airlines performed extremely well; the airline reported record second-quarter 2014 results.

Conversely, Fund holdings that detracted from performance included information technology stocks Infoblox, Web.com Group, Finisar, and Unisys as well as energy stock Renewable Energy Group. Infoblox is a leader in “automated network control” solutions and security software that allows companies to manage large and complex data networks and the proliferation of mobile devices connected to them. The stock suffered a setback after management announced forecasted negative earnings for the year. Web.com Group, a leading provider of Internet services and online marketing solutions to primarily small businesses, missed expectations, which sent its stock price lower. The main culprit was a shortfall in average revenue per unit – a key measure of the company’s ability to sell higher value-added services. The disappointing sales execution reflects turnover issues in the company’s sales force. We believe this is a temporary issue and, consequently, the Fund purchased additional shares of this holding on what appeared to be attractive valuations. Finisar’s products enable high-speed data communications over both local and storage area networks. A disappointing quarterly result – earnings that missed estimates – combined with lowered earnings forecasts to drive this stock’s price lower. While revenues, both reported and forecast, were generally in line with expectations, gross profits fell short. Unisys missed second-quarter earnings estimates for the year. The Fund sold its holdings in Infoblox and Unisys during the period. Finally, Renewable Energy Group is a producer of biodiesel that experienced a volatile period.

Subadviser outlook

Fund management attempts to construct an “all-weather” portfolio by targeting companies we believe have sustainable competitive advantages, skilled management with a proven track record of executing effectively, and financial resources with the potential to generate improving profitability, gain market share, and/or return significant dividends to shareholders. Our view is that during times of volatile or slow economic growth, such companies have the potential to widen their lead over weaker

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

competitors. The Fund seeks to invest in companies that are characterized by these qualities at compelling valuations. We believe this disciplined approach is essential to generate superior long-term performance.

MassMutual Premier Small Cap Opportunities Fund Largest Holdings (% of Net Assets) on 9/30/14

LaSalle Hotel Properties	2.5%
Western Refining, Inc.	2.0%
Korn/Ferry International	2.0%
KAR Auction Services, Inc.	2.0%
Dana Holding Corp.	2.0%
Prestige Brands Holdings, Inc.	1.8%
STAG Industrial, Inc.	1.7%
Guidewire Software, Inc.	1.7%
P.H. Glatfelter Co.	1.6%
First Niagara Financial Group, Inc.	1.6%

18.9%

MassMutual Premier Small Cap Opportunities Fund Sector Table (% of Net Assets) on 9/30/14

Consumer, Non-cyclical	26.0%
Financial	22.6%
Technology	13.1%
Consumer, Cyclical	11.5%
Industrial	10.6%
Mutual Funds	9.5%
Basic Materials	7.5%
Energy	5.3%
Communications	2.7%
Utilities	0.4%

Total Long-Term Investments	109.2%
Other Assets and Liabilities	(9.2)%

Net Assets	100.0%

MassMutual Premier Small Cap Opportunities Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class A, Class A (sales load deducted), and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Class A	6.19%	15.64%	7.39%
Class A (sales load deducted)*	0.09%	14.28%	6.75%
Russell 2000 Index	3.93%	14.29%	8.19%

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class R5, Service Class, Administrative Class, and the Russell 2000 Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Since Inception Average Annual 11/1/04 - 9/30/14
Class R5	6.75%	16.16%	7.68%
Service Class	6.60%	16.06%	7.57%
Administrative Class	6.55%	15.94%	7.48%
Russell 2000 Index	3.93%	14.29%	8.05%

Hypothetical Investments in MassMutual Premier Small Cap Opportunities Fund Class I, Class R4, Class R3, and the Russell 2000 Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class I	-4.07%
Class R4	-4.34%
Class R3	-4.46%
Russell 2000 Index	-5.46%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 10.18%, trailing the 11.32% return of the Morgan Stanley Capital International (“MSCI®”) All Country World Index (“ACWI®”) (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, including the United States.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the past 12 months, the Fund’s investments in the consumer discretionary sector underperformed relative to the benchmark due to weaker stock selection and an overweight position. Additionally, Fund holdings in the information technology and financials sectors detracted from full-year results. Conversely, the Fund’s health care stocks outperformed relative to the benchmark due to stronger relative stock selection and an overweight position in that sector. The Fund’s industrials sector stocks also outperformed those of the benchmark as a result of stronger relative stock selection.

Fund holdings that detracted from performance included Tod’s (consumer discretionary, Italy), Technip (energy, France), Deutsche Bank (financials, Germany), and two U.S.-based health care companies: Theravance and Celldex Therapeutics. A slowdown in growth for luxury goods in China and Asia Pacific negatively affected the performance of Tod’s. Technip is a niche supplier of critical parts and services to the oil and gas industry. Over the first half of the period, the company reduced its profit outlook forecasts for its subsea segment for 2014 – and one of its two major competitors in the subsea construction field announced disappointing earnings resulting from customer disputes. Both announcements caused Technip’s share price to fall. Continued litigation activity involving Deutsche Bank led to significant fines for past transgressions. Heightened concerns about the persistence of such fines and their increasing magnitude generated investor worries about the adequacy of capital at global investment banks. These concerns, combined with low levels of market activity that detracted from profits, led to Deutsche Bank’s underperformance. Theravance is a biopharmaceutical company whose shares experienced volatility towards the end of the period. Celldex Therapeutics, a developer of cellular therapies to treat specific forms of cancer, autoimmune diseases, and infections, declined over the second half of the period.

Top individual contributors to Fund performance included health care stocks Shire (United Kingdom), Gilead Sciences (United States), and WellPoint (United States); and two other U.S.-based holdings: information technology stock Google and consumer discretionary stock Walt Disney. Shire is a pharmaceutical company that focuses on attention deficit and hyperactivity disorders as well as gastrointestinal and renal diseases. During the reporting period, AbbVie, a U.S. pharmaceuticals company, offered to buy Shire at a significant premium to the share price and the shares rallied. Gilead Sciences is a research-based biopharmaceutical company that discovers, develops, and commercializes medicines. The company benefited from the strong performance of its hepatitis C drug Sovaldi. WellPoint is a health insurance company that reported strong second-quarter 2014 earnings. Google, the world’s most prevalent Internet search engine, announced third-quarter 2013 earnings early in the period, which sent the stock higher. Walt Disney produces movies, television programs, musical recordings, books, magazines, and merchandise for entertainment and education. It also operates distribution channels such as television networks, theme parks, hotels, cruise lines, retail stores, and classrooms. The stock performed well during the year, as investors focused on the “content is king” theme in the broadcast and Internet segments of the consumer discretionary sector.

Subadviser outlook

The Fund is a long-term, growth-oriented investment portfolio that employs a bottom-up, fundamental approach, seeking to invest in high-quality companies with above-average, sustainable characteristics. We will continue to seek to add value through individual stock selection, and will not make any effort to mimic the weights assigned to the benchmark by sector, region, or

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

country. Valuation is a critical part of the Fund’s investment criteria. Assuming we properly understand a given set of business economics, we strive to enhance the Fund’s performance by paying an appropriate price for companies with solid growth fundamentals.

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 9/30/14

Telefonaktiebolaget LM Ericsson Class B	2.6%
The McGraw Hill Financial, Inc.	2.3%
The Walt Disney Co.	2.2%
eBay, Inc.	2.2%
Citigroup, Inc.	2.0%
Murata Manufacturing Co. Ltd.	2.0%
European Aeronautic Defence and Space Co.	1.9%
Colgate-Palmolive Co.	1.8%
SAP SE	1.8%
Bayerische Motoren Werke AG 3.520%	1.8%

20.6%

MassMutual Premier Global Fund Country Weightings (% of Net Assets) on 9/30/14

United States	49.0%
Japan	10.4%
Germany	9.8%
France	5.5%
Switzerland	5.3%
Sweden	4.1%
United Kingdom	4.0%
Spain	3.7%
Brazil	3.5%
India	3.0%
Netherlands	1.9%
Italy	1.5%
Channel Islands	1.1%
Russia	1.0%
Mexico	0.8%
Cayman Islands	0.6%
Denmark	0.4%

Total Long-Term Investments	105.6%
Other Assets and Liabilities	(5.6)%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI ACWI.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Since Inception Average Annual 12/31/04 - 9/30/14
Class R5	10.18%	11.83%	7.11%
Service Class	9.96%	11.67%	6.96%
Administrative Class	9.87%	11.55%	6.85%
Class A	9.54%	11.23%	6.54%
Class A (sales load deducted)*	3.24%	9.92%	5.90%
Class R3	9.49%	11.14%	6.44%
MSCI ACWI	11.32%	10.07%	6.21%

Hypothetical Investments in MassMutual Premier Global Fund Class I, Class R4, and the MSCI ACWI.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class I	1.75%
Class R4	1.56%
MSCI ACWI	2.62%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of foreign companies. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned -0.32%, trailing the 4.77% return of the Morgan Stanley Capital International (“MSCI®”) All Country World Index (“ACWI®”) ex-U.S. (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2014, the Fund’s investments in the consumer discretionary sector underperformed relative to the benchmark due to weaker relative stock selection and overweight positioning; and in the health care sector as a result of less-than-favorable stock selection. Conversely, the Fund’s materials stocks outperformed relative to the benchmark primarily due to stronger relative stock selection and an underweight position in the sector. The Fund’s consumer staples stocks also outperformed those of the benchmark as a result of stronger relative stock selection.

Fund holdings that were detractors from performance for the year included Yahoo Japan (information technology), Prada (consumer discretionary, Italy), Swatch Group (consumer discretionary, Switzerland), AVEVA Group (information technology, United Kingdom) and Technip (energy, France). Shares of Yahoo Japan, a provider of Internet search engine solutions in Japan, fell over the first quarter of 2014 in tandem with the Japanese market. The market also reacted negatively after the company announced plans to purchase eAccess Ltd. from SoftBank Corp. Prada is a global luxury goods company that primarily operates under the Prada and Miu Miu brands. The company’s brands have dominant positions in apparel, handbags, and footwear, but recent results involving weak cyclical demand and one-off operational issues disappointed investors. Swatch Group, which manufactures watches, jewelry and accessories, released a weak earnings report and a cautious outlook for Hong Kong, a major market for Swatch. Shares of AVEVA Group, which develops engineering software for companies in the oil and gas and power and marine industries, fell after the company issued a profit warning, due partly to the negative impact of a strong pound, which made the company’s products more expensive. Technip is a niche supplier of critical parts and services to the oil and gas industry. Over the first half of the period, the company reduced its profit outlook for its subsea segment for 2014 – and one of its two major competitors in the subsea construction field announced disappointing earnings resulting from customer disputes. Both announcements caused Technip’s share price to fall.

Top individual contributors to the Fund for the year included holdings HOYA (information technology, Japan), BT Group (telecommunication services, United Kingdom), Aryzta (consumer staples, Switzerland), ICICI Bank Ltd. (financials, India), and Nidec (industrials, Japan). Hoya is a maker of electro-optical components used in high-tech and medical products that had a strong reporting period. In late 2013, BT Group’s fixed-line business was the beneficiary of a more benign regulatory environment – and the company benefited from the improving financials that resulted from an ongoing cost-cutting program. Aryzta provides a wide range of pre-baked bakery products, including bread, cookies, and other pastries. Aryzta expanded its presence in North America by acquiring Canada-based Pineridge Bakery and U.S.-based Cloverhill Bakery – a move that helped drive up its stock price. ICICI Bank is an Indian bank that has performed well in 2014, partly due to increasingly positive investor sentiment towards India. Nidec, a manufacturer of electric motors and related components and equipment, reported strong earnings and a positive outlook during the third quarter of 2014.

Subadviser outlook

The Fund continues to seek companies that Fund management believes may benefit from long-term secular growth trends, have potentially significant and durable competitive advantages, and have the financial flexibility to increase their market position relative to their competitors during down trends in the business cycle.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 9/30/14

Oppenheimer Institutional Money Market Fund Class E	2.9%
SAP SE	1.6%
Boskalis Westminster	1.5%
Novo Nordisk A/S	1.5%
Roche Holding AG	1.5%
BT Group PLC	1.5%
Burberry Group PLC	1.4%
William Hill PLC	1.4%
Essentra PLC	1.4%
Heineken NV	1.4%

16.1%

MassMutual Premier International Equity Fund Country Weightings (% of Net Assets) on 9/30/14

United Kingdom	26.5%
Switzerland	13.5%
France	10.7%
United States	8.5%
Netherlands	8.2%
Germany	6.9%
Japan	5.1%
Spain	4.3%
Italy	4.0%
Sweden	3.1%
Australia	2.4%
Canada	2.3%
Denmark	2.2%
Panama	1.3%
Thailand	1.3%
India	1.2%
Mexico	1.0%
Luxembourg	1.0%
Brazil	0.8%
Cayman Islands	0.5%
Austria	0.5%
Hong Kong	0.3%

Total Long-Term Investments	105.6%
Other Assets and Liabilities	(5.6)%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI ACWI ex-U.S.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Ten Year Average Annual 10/1/04 - 9/30/14
Class R5	-0.32%	9.23%	8.88%
Service Class	-0.46%	9.17%	8.84%
Administrative Class	-0.57%	9.01%	8.68%
Class A	-0.77%	8.75%	8.41%
Class A (sales load deducted)*	-6.47%	7.47%	7.77%
MSCI ACWI ex-U.S.	4.77%	6.03%	7.06%

Hypothetical Investments in MassMutual Premier International Equity Fund Class I, Class R4, Class R3, and the MSCI ACWI ex-U.S.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class I	-6.98%
Class R4	-7.25%
Class R3	-7.32%
MSCI ACWI ex-U.S.	-0.50%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex-U.S. is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Focused International Fund, and who is the Fund’s subadviser?

The Fund seeks long term capital appreciation by normally investing a minimum of 90% of its net assets in equity securities. The Fund may invest in developed and emerging markets; however, the Fund will typically invest in a minimum of 30 issuers organized, headquartered, or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International (MSCI®) Europe, Australasia, Far East (EAFE®) Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that Premier Focused International Fund will be dissolved. Effective on or about November 14, 2014 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 0.64%, underperforming the 4.25% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended September 30, 2014, stock selection in Europe and Japan detracted from the Fund’s performance. From a sector perspective, stock selection in financials, industrials, information technology, and telecommunication services also dragged down the Fund’s results for the year.

Fund holdings that hampered performance included global footwear and apparel company Adidas, which faced challenges from weakening foreign exchange rates in some of its markets coupled with market share loss in Europe and the United States. Gold producer Yamana Gold’s earnings suffered in the wake of generally falling gold prices and a weakening outlook for the commodity. At the same time, the company acquired, in conjunction with Agnico Eagle, Osisko Mining. The stock went down when the deal was initially viewed unfavorably by investors, but ultimately recovered. Sumitomo Mitsui Trust was another Fund holding that detracted from performance, as the company continued to see lending margins contract as a result of the low interest rate environment in Japan.

On the positive side, the Fund’s strong stock selection in the U.K. contributed somewhat to returns. Fund holding pharmaceutical company Shire performed well, as it was the subject of a takeover bid by AbbVie. Fund holding Hitachi Metals also helped to drive the Fund’s results, as the company continued to deliver improvements to overall profitability, and announced a major U.S. acquisition as part of the acceleration of its growth strategy. Finally, the Fund’s position in Mitsubishi Electric contributed to performance, due to the very strong customer demand in the company’s factory automation, automotive, and power semiconductor division.

Subadviser outlook

Our view is that there is evidence that developed equity markets are being driven primarily by earnings growth, and equities are unlikely to rise forever without earnings growth to support the higher prices. On the economic front, we have been correct in expecting a continued weak growth environment. The U.S., and to some extent, the U.K., have been among the few areas throughout the world to have seen recent economic growth. In this environment of weaker global growth, we believe growth companies – i.e., those that may be able to deliver earnings growth despite market conditions – are likely to perform best. Consequently, the Fund continues to seek to invest in such businesses.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited) (Continued)

MassMutual Premier Focused International Fund Largest Holdings (% of Net Assets) on 9/30/14

WPP PLC	3.1%
Total SA	3.0%
AstraZeneca PLC	3.0%
Roche Holding AG	2.9%
Toyota Motor Corp.	2.8%
Actelion Ltd.	2.7%
AXA SA	2.6%
BT Group PLC	2.4%
Reckitt Benckiser Group PLC	2.3%
Mitsubishi Electric Corp.	2.3%

27.1%

MassMutual Premier Focused International Fund Country Weightings (% of Net Assets) on 9/30/14

Japan	26.6%
United Kingdom	25.4%
Switzerland	12.5%
Germany	12.2%
France	8.9%
Netherlands	5.9%
United States	3.5%
Channel Islands	2.6%
Singapore	1.9%
Australia	1.8%
Hong Kong	1.7%
Taiwan	1.2%
Luxembourg	1.0%
Canada	0.8%
Republic of Korea	0.7%

Total Long-Term Investments	106.7%
Other Assets and Liabilities	(6.7)%

Net Assets	100.0%

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), Class R3, and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Since Inception Average Annual 12/1/05 - 9/30/14
Class R5	0.64%	4.27%	4.20%
Service Class	0.42%	4.16%	4.10%
Administrative Class	0.35%	4.03%	3.96%
Class A	0.13%	3.78%	3.71%
Class A (sales load deducted)*	-5.63%	2.56%	3.02%
Class R3	-0.12%	3.38%	3.35%
MSCI EAFE Index	4.25%	6.56%	4.50%

Hypothetical Investments in MassMutual Premier Focused International Fund Class I and the MSCI EAFE Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Since Inception Average Annual 12/3/10 - 9/30/14
Class I	0.65%	3.36%
MSCI EAFE Index	4.25%	7.06%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class R4 and the MSCI EAFE Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class R4	-1.91%
MSCI EAFE Index	-2.03%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing mainly in common stocks of issuers in developing and emerging markets throughout the world and at times, up to 100% of its total assets in foreign securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of issuers whose principal activities are in a developing (or emerging) market, i.e., are in a developing market or are economically tied to a developing market country. The Fund will invest in at least three developing markets. In general, countries may be considered developing or emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI®”) emerging markets indexes, classified as a developing or emerging market, or classified under a similar or corresponding classification, by organizations such as the World Bank and the International Monetary Fund, or have economies, industries, and stock markets with similar characteristics. The Fund’s subadviser is OFI Global Institutional, Inc. (OFI Global).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 4.88%, outperforming the 4.30% return of the MSCI Emerging Markets (“EM”) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2014, the Fund’s investments in financials, information technology, and materials stocks benefited overall performance relative to the benchmark, due primarily to stronger relative stock selection. Conversely, the Fund’s investments in energy, consumer staples, and utilities stocks worked against relative performance.

Fund holdings that were top contributors included information technology stocks Baidu (China), Tencent Holdings (China), and Naver (South Korea) – and financials stocks Housing Development Finance Corporation (“HDFC”) (India) and ICICI Bank (India). Baidu, the leading Internet search provider in China, continued to perform well over the first half of the year as concerns about monetizing mobile faded. Tencent Holdings, a Chinese Internet social networking company, has an online community nearly the size of Facebook’s. Shares of Tencent gained significantly overall as mobile adoption of its services, particularly its message service, continued to run ahead of expectations. Naver is a Korean Internet services company that was created when NHN Corporation spun off its entertainment division (NHN Entertainment) and renamed its remaining Internet search engine Naver. The company performed well during the period and has benefited from an increasing number of subscribers. HDFC is the leading provider of housing loans in India. HDFC is a public company with no state ownership and, during the period, the stock benefited from increasingly positive investor sentiment towards India. ICICI Bank is a bank in India that has performed well in 2014, which has also benefited from improved investor sentiment toward India.

Conversely, Fund holdings that detracted from performance included Prada (consumer discretionary, Italy), NovaTek (energy, Russia), Yandex (information technology, Russia), Tullow Oil (energy, United Kingdom), and Cencosud (consumer staples, Chile). Prada is a global luxury goods company that primarily operates under the Prada and Miu Miu brands, which have dominant positions in apparel, handbags, and footwear. Investors were disappointed by the company’s recent results, which were impacted by weak cyclical demand and one-off operational issues. NovaTek is a Russian natural gas exploration and production company and Yandex is the leading Internet search engine in Russia. The stocks of both companies declined due to negative investor sentiment on Russian shares caused by political tension over Ukraine. Tullow Oil is an Irish company listed in the U.K. that operates entirely in Africa and Latin America. The company, which focuses on exploration, had a few recent exploration glitches, but overall, has an above-average record of success. Shares of Cencosud, one of Latin America’s largest retailers that operates supermarkets throughout the region, were negatively impacted partly due to general weakness in Chilean stocks.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

While there are many issues that contributed to the slowdown in emerging markets – weak demand for commodities, stagnation in global trade, and cyclical downturns in individual economies – we believe the structural growth story for the region remains intact. In our view, that structural growth is driven by many factors, including the growing middle class, demographics, education, urbanization, advances in technology, and political and economic reform.

We believe that the controversies surrounding slower growth have unearthed some interesting opportunities. The past few months have once again reinforced our view that investors should remain focused on investing in companies, not countries. We are active managers that seek high-quality, attractively valued companies for the Fund, regardless of the prevailing macro-economic environment.

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 9/30/14

Baidu, Inc. Sponsored ADR (Cayman Islands)	5.1%
Housing Development Finance Corp.	2.5%
Magnit OJSC	2.4%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	2.3%
Infosys Technologies Ltd.	2.3%
NovaTek OAO	2.1%
Yandex NV	2.0%
Glencore PLC	1.9%
ICICI Bank Ltd. Sponsored ADR (India)	1.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	1.8%

24.3%

MassMutual Premier Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 9/30/14

India	13.4%
Brazil	12.0%
Cayman Islands	12.0%
Mexico	6.2%
United Kingdom	5.9%
United States	5.1%
Russia	4.9%
Hong Kong	4.5%
Colombia	3.1%
China	3.0%
Turkey	2.7%
Indonesia	2.5%
France	2.5%
Philippines	2.1%
Netherlands	2.0%
Taiwan	1.8%
Italy	1.6%
South Africa	1.5%
Luxembourg	1.4%
Denmark	1.2%
Malaysia	1.2%
Switzerland	1.2%
Thailand	1.0%
United Arab Emirates	1.0%
Nigeria	1.0%
Bermuda	0.9%
Chile	0.9%
Republic of Korea	0.8%
Egypt	0.7%
Channel Islands	0.5%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Five Year Average Annual 10/1/09 - 9/30/14	Since Inception Average Annual 11/3/08 - 9/30/14
Class R5	4.88%	2.05%	10.90%
Service Class	4.75%	1.95%	10.80%
Administrative Class	4.61%	1.81%	10.64%
Class A	4.36%	1.54%	10.35%
Class A (sales load deducted)*	-1.64%	0.34%	9.25%
MSCI Emerging Markets Index	4.30%	4.42%	12.78%

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class I and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Since Inception Average Annual 3/1/11 - 9/30/14
Class I	5.01%	-2.08%
MSCI Emerging Markets Index	4.30%	-0.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class R4, Class R3, and the MSCI Emerging Markets Index.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class R4	3.52%
Class R3	3.35%
MSCI Emerging Markets Index	2.87%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

September 30, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 102.1%
Commercial Paper — 75.4%
ABB Treasury Center USA, Inc. (a) 0.090% 10/15/14	$11,000,000	$10,999,615
Abbot Laboratories (a) 0.100% 11/10/14	10,000,000	9,998,889
Abbot Laboratories (a) 0.110% 11/07/14	1,600,000	1,599,819
Air Products & Chemicals, Inc. (a) 0.070% 10/21/14	4,530,000	4,529,824
American Honda Finance Corp. 0.130% 10/08/14	2,000,000	1,999,949
Anheuser-Busch InBev Worldwide, Inc. (a) 0.110% 11/20/14	11,000,000	10,998,319
Baker Hughes, Inc. (a) 0.090% 10/01/14	12,000,000	12,000,000
Bank of Nova Scotia FRN 0.222% 12/01/14	10,000,000	10,000,573
Basin Electric Power Cooperative (a) 0.130% 11/12/14	6,000,000	5,999,090
Basin Electric Power Cooperative (a) 0.150% 12/10/14	3,000,000	2,999,125
Basin Electric Power Cooperative (a) 0.160% 11/10/14	2,000,000	1,999,644
Berkshire Hathaway, Inc. 3.200% 2/11/15	10,000,000	10,107,576
BMW US Capital LLC (a) 0.100% 10/15/14	2,465,000	2,464,904
BMW US Capital LLC (a) 0.110% 11/03/14	3,376,000	3,375,660
BMW US Capital LLC (a) 0.110% 12/22/14	5,000,000	4,998,747
Brown-Forman Corp. (a) 0.110% 10/14/14	12,000,000	11,999,523
Cargill Global Funding PLC (a) 0.060% 10/07/14	12,000,000	11,999,880
CDP Financial, Inc. (a) 0.150% 10/28/14	11,000,000	10,998,763
Coca-Cola Co. (a) 0.170% 10/30/14	10,000,000	9,998,631
Commonwealth Bank of Australia (a) 0.225% 10/24/14	5,000,000	5,000,094
Commonwealth Bank of Australia (a) 0.225% 3/19/15	5,000,000	4,999,764
ConocoPhillips Qatar Funding Ltd. (a) 0.090% 10/02/14	2,000,000	1,999,995
ConocoPhillips Qatar Funding Ltd. (a) 0.130% 10/31/14	3,900,000	3,899,578
ConocoPhillips Qatar Funding Ltd. (a) 0.130% 11/05/14	2,700,000	2,699,659

	Principal Amount	Value
ConocoPhillips Qatar Funding Ltd. (a) 0.130% 11/07/14	$2,400,000	$2,399,679
E.I. Dupont (a) 0.060% 10/22/14	10,000,000	9,999,650
Eli Lilly & Co. (a) 0.040% 10/07/14	12,000,000	11,999,920
Emerson Electric Co. (a) 0.100% 10/22/14	7,500,000	7,499,563
Export-Import Bank of Korea 0.180% 12/02/14	11,000,000	10,996,590
Honeywell International, Inc. (a) 0.110% 12/15/14	7,500,000	7,498,281
Honeywell International, Inc. (a) 0.150% 11/19/14	3,000,000	2,999,388
Illinois Tool Works, Inc. (a) 0.070% 10/01/14	10,400,000	10,400,000
John Deere Capital Corp. (a) 0.070% 10/21/14	4,925,000	4,924,808
National Rural Utilities Cooperative Finance Corp. 0.100% 10/24/14	3,500,000	3,499,776
Nestle Capital Corp. (a) 0.130% 2/23/15	10,500,000	10,494,502
Nestle Capital Corp. (a) 0.140% 10/02/14	500,000	499,998
NSTAR Electric Co. 0.140% 10/03/14	12,000,000	11,999,907
Paccar Financial Corp. 0.150% 12/01/14	4,100,000	4,098,958
Precision Castparts Corp. (a) 0.120% 11/10/14	10,500,000	10,498,600
Proctor & Gamble Co. (a) 0.150% 2/02/15	10,000,000	9,994,833
Reckitt Benckiser Treasury Services PLC (a) 0.250% 12/10/14	7,000,000	6,996,597
Reckitt Benckiser Treasury Services PLC (a) 0.274% 11/24/14	1,250,000	1,249,494
Roche Holding, Inc. (a) 0.120% 12/08/14	4,000,000	3,999,093
Rockwell Automation, Inc. (a) 0.120% 10/10/14	12,000,000	11,999,640
Toyota Motor Credit Corp. 0.130% 10/06/14	10,500,000	10,499,810
Union Bank NA 0.180% 11/17/14	10,500,000	10,497,533
United Healthcare Co. (a) 0.170% 10/03/14	10,000,000	9,999,906
United Healthcare Co. (a) 0.200% 10/08/14	2,000,000	1,999,922

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Westpac Securities New Zealand Ltd. (a) 0.150% 11/12/14	$11,000,000	$10,998,075
Wisconsin Gas Co. 0.100% 10/07/14	12,000,000	11,999,800

		357,711,944

Corporate Debt — 7.4%
American Honda Finance Corp. FRN (a) 0.334% 11/13/14	5,400,000	5,400,908
American Honda Finance Corp. FRN (a) 0.459% 11/03/14	3,000,000	3,000,643
Caterpillar Financial Services Corp. FRN 0.332% 11/19/14	950,000	950,207
Cisco Systems, Inc. 2.900% 11/17/14	1,000,000	1,003,491
General Electric Capital Corp. FRN 0.614% 1/09/15	2,720,000	2,723,131
International Business Machines Corp. 0.550% 2/06/15	3,410,000	3,414,365
National Rural Utilities Cooperative Finance Corp. FRN 0.282% 5/01/15	8,500,000	8,501,840
Walt Disney Co., The 0.875% 12/01/14	10,000,000	10,012,200

		35,006,785

Discount Notes — 12.9%
Federal Farm Credit Discount Notes 0.065% 12/19/14	13,000,000	12,998,146
Federal Farm Credit Discount Notes 0.080% 3/12/15	500,000	499,820
Federal Farm Credit Discount Notes 0.115% 5/05/15	790,000	789,455
Federal Farm Credit Discount Notes 0.120% 11/21/14	4,000,000	3,999,320
Federal Home Loan Bank Discount Notes 0.062% 2/25/15	482,000	481,878
Federal Home Loan Bank Discount Notes 0.070% 10/01/14	1,460,000	1,460,000
Federal Home Loan Bank Discount Notes 0.070% 10/03/14	890,000	889,997
Federal Home Loan Bank Discount Notes 0.070% 1/26/15	700,000	699,841

	Principal Amount	Value
Federal Home Loan Bank Discount Notes 0.072% 10/10/14	$5,000,000	$4,999,910
Federal Home Loan Bank Discount Notes 0.075% 11/05/14	2,000,000	1,999,854
Federal Home Loan Bank Discount Notes 0.085% 10/01/14	710,000	710,000
Federal Home Loan Bank Discount Notes 0.090% 11/14/14	5,679,000	5,678,375
Federal Home Loan Bank Discount Notes 0.095% 12/03/14	900,000	899,850
Federal Home Loan Bank Discount Notes 0.095% 2/18/15	2,000,000	1,999,261
Federal Home Loan Mortgage Corp. 0.035% 1/21/15	340,000	339,963
Federal Home Loan Mortgage Corp. 0.045% 2/09/15	500,000	499,918
Federal Home Loan Mortgage Corp. 0.045% 2/24/15	860,000	859,843
Federal Home Loan Mortgage Corp. 0.070% 1/20/15	600,000	599,871
Federal Home Loan Mortgage Corp. 0.070% 2/24/15	700,000	699,801
Federal Home Loan Mortgage Corp. 0.075% 10/24/14	1,000,000	999,952
Federal Home Loan Mortgage Corp. 0.085% 10/16/14	500,000	499,982
Federal Home Loan Mortgage Corp. 0.085% 1/08/15	1,000,000	999,766
Federal Home Loan Mortgage Corp. 0.090% 1/08/15	900,000	899,777
Federal Home Loan Mortgage Corp. 0.090% 1/13/15	600,000	599,844
Federal Home Loan Mortgage Corp. 0.094% 2/02/15	4,000,000	3,998,705
Federal Home Loan Mortgage Corp. 0.095% 1/08/15	300,000	299,922
Federal Home Loan Mortgage Corp. 0.095% 1/14/15	900,000	899,751
Federal Home Loan Mortgage Corp. 0.115% 2/24/15	600,000	599,720
Federal National Mortgage Association 0.037% 2/11/15	400,000	399,945
Federal National Mortgage Association 0.050% 2/11/15	1,350,000	1,349,751
Federal National Mortgage Association 0.060% 1/05/15	1,300,000	1,299,792

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Federal National Mortgage Association 0.075% 1/28/15	$800,000	$799,802
Federal National Mortgage Association 0.080% 11/03/14	1,000,000	999,927
Federal National Mortgage Association 0.080% 11/12/14	1,165,000	1,164,891
Federal National Mortgage Association 0.080% 3/04/15	500,000	499,829
Federal National Mortgage Association 0.085% 11/03/14	650,000	649,949
Federal National Mortgage Association 0.085% 1/07/15	289,000	288,933
Federal National Mortgage Association 0.090% 1/05/15	2,330,000	2,329,441
Federal National Mortgage Association 0.095% 2/02/15	516,000	515,831
Federal National Mortgage Association 0.100% 12/30/14	300,000	299,925

		61,500,538

Time Deposits — 0.1%
Euro Time Deposit 0.010% 10/01/14	483,703	483,703

U.S. Treasury Bonds & Notes — 6.3%
U.S. Treasury Note 0.250% 1/15/15	5,000,000	5,001,474
U.S. Treasury Note 0.250% 2/15/15	25,000,000	25,013,592

		30,015,066

TOTAL SHORT-TERM INVESTMENTS (Cost $484,718,036)		484,718,036

TOTAL INVESTMENTS — 102.1% (Cost $484,718,036) (b)		484,718,036

Other Assets/(Liabilities) — (2.1)%		(10,197,830)

NET ASSETS — 100.0%		$474,520,206

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $280,413,023 or 59.09% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

September 30, 2014

	Principal Amount	Value
BONDS & NOTES — 74.4%

CORPORATE DEBT — 39.4%
Aerospace & Defense — 0.1%
Exelis, Inc. 4.250% 10/01/16	$740,000	$778,614

Agriculture — 0.9%
Bunge Ltd. Finance Corp. 3.200% 6/15/17	4,895,000	5,069,844

Airlines — 0.0%
American Airlines Pass Equipment Through Trust, Series 2014-1, Class B 4.375% 4/01/24	115,000	116,437

Auto Manufacturers — 0.5%
General Motors Co. 3.500% 10/02/18	595,000	604,669
Hyundai Capital America (a) 2.550% 2/06/19	485,000	488,816
Volvo Treasury AB (a) 5.950% 4/01/15	1,475,000	1,513,158

		2,606,643

Automotive & Parts — 0.1%
Lear Corp. 8.125% 3/15/20	797,000	840,835

Banks — 2.7%
Bank of America Corp. 7.750% 8/15/15	4,000,000	4,234,280
Deutsche Bank AG 1.400% 2/13/17	625,000	624,758
Deutsche Bank AG 2.500% 2/13/19	990,000	995,218
First Horizon National Corp. 5.375% 12/15/15	1,738,000	1,821,563
ICICI Bank Ltd. (a) 5.500% 3/25/15	4,130,000	4,212,765
Regions Financial Corp. 5.750% 6/15/15	209,000	215,661
Regions Financial Corp. 7.500% 5/15/18	340,000	396,398
Regions Financial Corp. 7.750% 11/10/14	2,135,000	2,150,357
Skandinaviska Enskilda Banken AB (a) 2.375% 3/25/19	305,000	305,012
SVB Financial Group 5.375% 9/15/20	225,000	251,695

		15,207,707

Beverages — 1.1%
Constellation Brands, Inc. 8.375% 12/15/14	1,385,000	1,401,620

	Principal Amount	Value
SABMiller Holdings, Inc. (a) 1.850% 1/15/15	$5,000,000	$5,019,615

		6,421,235

Building Materials — 0.9%
Lafarge SA (a) 6.200% 7/09/15	1,100,000	1,137,070
Lafarge SA 6.500% 7/15/16	550,000	589,875
Martin Marietta Materials, Inc. FRN (a) 1.333% 6/30/17	585,000	587,521
Masco Corp. 4.800% 6/15/15	1,090,000	1,115,888
Owens Corning, Inc. 6.500% 12/01/16	1,815,000	1,999,489

		5,429,843

Chemicals — 1.5%
Ashland, Inc. 3.000% 3/15/16	1,806,000	1,806,000
Cabot Corp. 5.000% 10/01/16	875,000	935,834
Incitec Pivot Ltd. (a) 4.000% 12/07/15	2,950,000	3,042,781
LyondellBasell Industries NV 5.000% 4/15/19	450,000	496,753
NOVA Chemicals Corp. 8.625% 11/01/19	425,000	444,125
RPM International, Inc. 6.125% 10/15/19	850,000	970,437
Yara International ASA (a) 5.250% 12/15/14	995,000	1,004,236

		8,700,166

Commercial Services — 1.3%
The ADT Corp. 2.250% 7/15/17	780,000	760,500
Brambles USA, Inc. (a) 3.950% 4/01/15	660,000	670,278
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	109,000	111,452
Equifax, Inc. 4.450% 12/01/14	2,280,000	2,283,345
The Western Union Co. 5.930% 10/01/16	3,050,000	3,325,592

		7,151,167

Computers — 0.2%
Hewlett-Packard Co. 2.125% 9/13/15	370,000	375,158
Hewlett-Packard Co. 2.200% 12/01/15	675,000	686,314

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hewlett-Packard Co. 3.000% 9/15/16	$95,000	$98,318

		1,159,790

Cosmetics & Personal Care — 0.3%
Avon Products, Inc. 6.500% 3/01/19	1,800,000	1,937,061

Distribution & Wholesale — 0.2%
Arrow Electronics, Inc. 3.000% 3/01/18	295,000	302,357
Arrow Electronics, Inc. 3.375% 11/01/15	935,000	959,070

		1,261,427

Diversified Financial — 8.2%
AerCap Ireland Capital Ltd. (a) 4.500% 5/15/21	2,050,000	1,988,500
Air Lease Corp. 2.125% 1/15/18	850,000	843,625
Air Lease Corp. 3.375% 1/15/19	1,075,000	1,088,437
Air Lease Corp. 5.625% 4/01/17	190,000	204,963
Capital One Bank USA NA 1.150% 11/21/16	500,000	499,889
Citigroup, Inc. 5.500% 10/15/14	143,000	143,266
Citigroup, Inc. 5.500% 2/15/17	7,000,000	7,588,161
ERAC USA Finance LLC (a) 5.900% 11/15/15	1,000,000	1,057,462
Ford Motor Credit Co. LLC 3.875% 1/15/15	835,000	843,024
Ford Motor Credit Co. LLC 12.000% 5/15/15	580,000	621,012
General Motors Financial Co., Inc. 2.625% 7/10/17	540,000	542,450
General Motors Financial Co., Inc. 2.750% 5/15/16	400,000	403,000
General Motors Financial Co., Inc. 3.000% 9/25/17	700,000	707,000
The Goldman Sachs Group, Inc. 1.600% 11/23/15	655,000	660,303
Hyundai Capital America (a) 3.750% 4/06/16	2,315,000	2,403,151
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	2,730,000	2,702,700
International Lease Finance Corp. FRN 2.184% 6/15/16	1,800,000	1,782,000
International Lease Finance Corp. 3.875% 4/15/18	270,000	267,975

	Principal Amount	Value
International Lease Finance Corp. 5.750% 5/15/16	$2,208,000	$2,307,360
Janus Capital Group, Inc. 6.700% 6/15/17	2,532,000	2,833,673
JP Morgan Chase & Co. 3.450% 3/01/16	2,365,000	2,449,267
Lazard Group LLC 6.850% 6/15/17	580,000	653,494
Merrill Lynch & Co., Inc. 5.700% 5/02/17	3,100,000	3,399,035
Merrill Lynch & Co., Inc. 6.050% 5/16/16	2,025,000	2,174,269
Morgan Stanley 3.800% 4/29/16	2,500,000	2,604,800
Morgan Stanley 4.750% 3/22/17	4,500,000	4,835,749
Morgan Stanley 6.000% 4/28/15	950,000	979,272

		46,583,837

Electric — 1.6%
IPALCO Enterprises, Inc. 5.000% 5/01/18	900,000	948,375
IPALCO Enterprises, Inc. (a) 7.250% 4/01/16	6,985,000	7,456,488
Kansas Gas & Electric Co. 5.647% 3/29/21	304,813	323,032
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	14,389	14,400
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	246,043	261,519

		9,003,814

Electronics — 0.4%
Amphenol Corp. 2.550% 1/30/19	620,000	624,027
Avnet, Inc. 6.625% 9/15/16	595,000	655,348
Jabil Circuit, Inc. 7.750% 7/15/16	410,000	451,000
Jabil Circuit, Inc. 8.250% 3/15/18	255,000	296,438

		2,026,813

Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	465,000	470,811

Foods — 0.3%
Tyson Foods, Inc. 2.650% 8/15/19	180,000	180,337
Tyson Foods, Inc. 6.600% 4/01/16	1,360,000	1,471,507

		1,651,844

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Forest Products & Paper — 0.4%
Domtar Corp. 7.125% 8/15/15	$750,000	$784,810
Domtar Corp. 10.750% 6/01/17	1,159,000	1,402,144

		2,186,954

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	350,000	350,459

Health Care – Products — 0.1%
Hospira, Inc. 5.200% 8/12/20	400,000	430,714

Health Care – Services — 0.2%
WellPoint, Inc. 1.875% 1/15/18	1,055,000	1,053,844

Holding Company – Diversified — 0.3%
Leucadia National Corp. 8.125% 9/15/15	1,700,000	1,809,225

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.000% 6/15/15	300,000	302,855

Insurance — 0.1%
AXIS Specialty Finance PLC 2.650% 4/01/19	265,000	265,875
Willis Group Holdings PLC 4.125% 3/15/16	180,000	186,961

		452,836

Internet — 0.3%
Baidu, Inc. 2.250% 11/28/17	500,000	503,025
Baidu, Inc. 2.750% 6/09/19	200,000	198,594
Expedia, Inc. 7.456% 8/15/18	1,015,000	1,187,042

		1,888,661

Investment Companies — 0.4%
FS Investment Corp. 4.000% 7/15/19	1,040,000	1,038,969
Xstrata Finance Canada Ltd. (a) 2.050% 10/23/15	500,000	505,589
Xstrata Finance Canada Ltd. (a) 2.850% 11/10/14	550,000	551,221

		2,095,779

Iron & Steel — 0.7%
ArcelorMittal 4.250% 2/25/15	1,500,000	1,505,625
ArcelorMittal 5.000% 2/25/17	75,000	77,618
ArcelorMittal 9.500% 2/15/15	1,290,000	1,325,475

	Principal Amount	Value
Commercial Metals Co. 6.500% 7/15/17	$355,000	$379,850
Reliance Steel & Aluminum Co. 6.200% 11/15/16	499,000	537,299

		3,825,867

Leisure Time — 0.4%
Harley-Davidson Financial Services, Inc. (a) 3.875% 3/15/16	2,300,000	2,397,324

Lodging — 0.3%
Wyndham Worldwide Corp. 2.950% 3/01/17	448,000	460,171
Wynn Las Vegas LLC 7.750% 8/15/20	975,000	1,034,718

		1,494,889

Machinery – Diversified — 0.6%
CNH Industrial Capital LLC 3.250% 2/01/17	300,000	295,500
CNH Industrial Capital LLC (a) 3.375% 7/15/19	660,000	622,050
CNH Industrial Capital LLC 3.625% 4/15/18	265,000	259,038
CNH Industrial Capital LLC 3.875% 11/01/15	450,000	452,812
CNH Industrial Capital LLC 6.250% 11/01/16	510,000	536,775
Roper Industries, Inc. 1.850% 11/15/17	1,125,000	1,128,952

		3,295,127

Manufacturing — 1.6%
Bombardier, Inc. (a) 4.250% 1/15/16	1,309,000	1,328,635
Harsco Corp 2.700% 10/15/15	3,248,000	3,235,820
Textron, Inc. 6.200% 3/15/15	2,700,000	2,768,045
Tyco Electronics Group SA 6.550% 10/01/17	1,461,000	1,663,625

		8,996,125

Mining — 0.6%
Vale Overseas Ltd. 6.250% 1/11/16	3,330,000	3,535,561

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.750% 1/15/16	300,000	314,529
Pitney Bowes, Inc. 5.750% 9/15/17	74,000	81,462

		395,991

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oil & Gas — 2.1%
Chesapeake Energy Corp. 3.250% 3/15/16	$1,700,000	$1,704,250
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	105,000	100,209
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	1,065,000	1,073,653
Newfield Exploration Co. 6.875% 2/01/20	550,000	573,375
Petrobras Global Finance BV 3.250% 3/17/17	1,265,000	1,280,142
Petrobras International Finance Co. 2.875% 2/06/15	1,900,000	1,911,723
Petroleos Mexicanos (a) 3.125% 1/23/19	155,000	158,875
Range Resources Corp. 6.750% 8/01/20	2,300,000	2,420,750
Rowan Cos., Inc. 5.000% 9/01/17	170,000	183,679
Transocean, Inc. 4.950% 11/15/15	2,509,000	2,605,519
Transocean, Inc. 5.050% 12/15/16	200,000	213,181

		12,225,356

Oil & Gas Services — 0.6%
SESI LLC 6.375% 5/01/19	315,000	327,600
Superior Energy Services, Inc. 7.125% 12/15/21	2,409,000	2,661,945
Weatherford International Ltd. 5.500% 2/15/16	600,000	635,297

		3,624,842

Pharmaceuticals — 0.7%
AbbVie, Inc. 1.750% 11/06/17	500,000	498,295
McKesson Corp. 1.292% 3/10/17	250,000	249,114
McKesson Corp. 2.284% 3/15/19	255,000	253,140
Mylan, Inc. 1.350% 11/29/16	500,000	499,940
Mylan, Inc. (a) 7.875% 7/15/20	2,200,000	2,399,723

		3,900,212

Pipelines — 0.3%
Boardwalk Pipelines LP 5.875% 11/15/16	1,100,000	1,190,972
Energy Transfer Partners LP FRN 3.257% 11/01/66	575,000	538,344
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	275,000	278,805

		2,008,121

	Principal Amount	Value
Real Estate — 0.4%
Regency Centers LP 5.250% 8/01/15	$2,220,000	$2,302,187

Real Estate Investment Trusts (REITS) — 4.3%
American Tower Corp. 4.625% 4/01/15	2,430,000	2,478,537
ARC Properties Operating Partnership LP/Clark Acquisition LLC (a) 2.000% 2/06/17	640,000	639,647
ARC Properties Operating Partnership LP/Clark Acquisition LLC (a) 3.000% 2/06/19	320,000	317,700
Boston Properties LP 5.625% 4/15/15	3,000,000	3,079,281
DDR Corp. 7.500% 7/15/18	2,400,000	2,825,143
DDR Corp. 9.625% 3/15/16	145,000	162,770
Developers Diversified Realty Corp. 5.500% 5/01/15	1,995,000	2,046,064
Duke Realty LP 5.950% 2/15/17	1,494,000	1,639,578
Duke Realty LP 8.250% 8/15/19	550,000	681,561
Federal Realty Investment Trust 6.200% 1/15/17	2,100,000	2,328,667
HCP, Inc. 6.000% 1/30/17	1,450,000	1,601,538
Highwoods Realty LP 5.850% 3/15/17	710,000	779,439
Highwoods Realty LP 7.500% 4/15/18	170,000	198,370
Realty Income Corp. 2.000% 1/31/18	205,000	204,906
Realty, Inc. 5.950% 9/15/16	1,750,000	1,910,471
UDR, Inc. 5.250% 1/15/15	1,650,000	1,672,267
UDR, Inc. 5.250% 1/15/16	1,500,000	1,578,833
Ventas Realty LP/Ventas Capital Corp. 3.125% 11/30/15	500,000	513,433

		24,658,205

Retail — 0.4%
Best Buy Co., Inc. 3.750% 3/15/16	1,450,000	1,479,000
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	250,000	287,845
QVC, Inc. 3.125% 4/01/19	445,000	446,545

		2,213,390

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Savings & Loans — 0.7%
Glencore Funding LLC (a) 1.700% 5/27/16	$2,638,000	$2,655,899
Glencore Funding LLC (a) 3.125% 4/29/19	1,150,000	1,150,690

		3,806,589

Telecommunications — 1.5%
American Tower Corp. 7.000% 10/15/17	150,000	170,759
CenturyLink, Inc. 5.000% 2/15/15	1,910,000	1,924,325
Frontier Communications Corp. 8.250% 4/15/17	2,310,000	2,564,100
Qwest Corp. 8.375% 5/01/16	975,000	1,077,216
Sprint Communications, Inc. (a) 9.000% 11/15/18	1,185,000	1,368,675
Telefonica Emisiones SAU 6.421% 6/20/16	331,000	359,732
Verizon Communications, Inc. (a) 2.625% 2/21/20	191,000	188,604
Virgin Media Finance PLC 8.375% 10/15/19	822,000	858,579

		8,511,990

Transportation — 1.1%
Asciano Finance (a) 3.125% 9/23/15	4,285,000	4,363,981
Asciano Finance (a) 5.000% 4/07/18	388,000	418,000
Ryder System, Inc. 2.500% 3/01/18	1,295,000	1,318,981
Ryder System, Inc. 2.550% 6/01/19	190,000	190,261

		6,291,223

Trucking & Leasing — 0.6%
GATX Corp. 3.500% 7/15/16	105,000	109,338
GATX Corp. 4.750% 5/15/15	185,000	189,632
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 3/15/16	420,000	428,540
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	770,000	765,658
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 3.750% 5/11/17	1,910,000	2,008,166

		3,501,334

TOTAL CORPORATE DEBT (Cost $222,520,664)		223,973,548

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.4%
Louisiana State Public Facilities Authority FRN 1.134% 4/26/27	$430,822	$435,570
North Carolina State Education Assistance Authority FRN 1.134% 1/26/26	688,666	693,047
State of Illinois 5.365% 3/01/17	1,200,000	1,292,472

		2,421,089

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,313,516)		2,421,089

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 25.8%
Automobile ABS — 4.4%
American Credit Acceptance Receivables Trust, Series 2014-2, Class A (a) 0.990% 10/10/17	526,896	526,386
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	1,334,239	1,333,533
American Credit Acceptance Receivables Trust, Series 2014-1, Class A (a) 1.140% 3/12/18	1,060,223	1,060,919
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	41,288	41,318
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.704% 3/15/20	182,913	183,059
Avis Budget Rental Car Funding AESOP LLC, Series 2012-1A, Class A (a) 2.054% 8/20/16	800,000	806,335
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	1,432,063	1,438,401
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	522,984	539,568
CarNow Auto Receivables Trust, Series 2014-1A, Class A (a) 0.960% 1/17/17	1,200,000	1,199,648
CarNow Auto Receivables Trust, Series 2013-1A, Class A (a) 1.160% 10/16/17	123,229	123,224
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	781,471	777,466
CFC LLC, Series 2013-1A, Class A (a) 1.650% 7/17/17	138,775	139,059

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.906% 11/07/23	$459,520	$460,785
CPS Auto Receivables Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	1,086,297	1,082,853
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	1,100,000	1,096,771
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	680,677	682,131
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	780,770	783,559
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	1,232,037	1,234,940
CPS Auto Trust, Series 2010-PG5, Class A (a) 9.250% 1/15/18	657,243	662,487
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	1,100,000	1,099,835
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A (a) 2.200% 9/16/19	300,534	301,884
Enterprise Fleet Financing LLC, Series 2012-1, Class A2 (a) 1.140% 11/20/17	223,736	224,015
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (a) 1.060% 8/15/18	858,520	857,120
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (a) 1.290% 5/15/18	510,630	511,557
First Investors Auto Owner Trust, Series 2013-3A, Class A3 (a) 1.440% 10/15/19	870,000	870,511
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	14,570	14,579
Flagship Credit Auto Trust, Series 2013-1, Class A (a) 1.320% 4/16/18	325,678	326,037
Flagship Credit Auto Trust, Series 2013-2, Class A (a) 1.940% 1/15/19	602,743	605,660
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2 (a) 3.740% 2/25/17	450,000	465,403

	Principal Amount	Value
Hertz Vehicle Financing LLC, Series 2009-2A, Class A2 (a) 5.290% 3/25/16	$300,000	$303,580
Oscar US Funding Trust, Series 2014-1A, Class A2 (a) (b) 1.000% 8/15/17	1,000,000	999,942
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	283,333	284,331
Santander Drive Auto Receivables Trust, Series 2012-4, Class C 2.940% 12/15/17	760,000	776,130
Santander Drive Auto Receivables Trust, Series 2012-3, Class C 3.010% 4/16/18	830,000	845,872
SNAAC Auto Receivables Trust, Series 2014-1A, Class A (a) 1.030% 9/17/18	577,542	576,636
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (a) 0.960% 7/15/17	950,000	949,583
United Auto Credit Securitization Trust, Series 2014-1, Class A2 (a) 0.740% 6/15/16	1,000,000	999,977
Wheels SPV LLC, Series 2012-1, Class A2 (a) 1.190% 3/20/21	109,314	109,473

		25,294,567

Commercial MBS — 6.4%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.948% 2/10/51	643,753	704,569
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.015% 2/10/51	500,000	550,628
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.427% 2/10/51	1,275,000	1,431,253
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4B 4.943% 9/11/42	875,000	903,443
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	750,000	804,556
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	500,000	536,266

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	$1,185,000	$1,264,062
Bear Stearns Commercial Mortgage Securities, Series 2006-T24, Class AM VRN 5.568% 10/12/41	880,000	941,414
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	700,000	768,509
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	625,000	687,209
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	1,215,000	1,344,007
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.929% 9/11/38	900,000	957,387
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A FRN (a) 0.954% 3/15/29	1,085,000	1,084,335
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2 3.147% 2/10/47	845,000	874,280
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A1A VRN 5.937% 6/10/46	618,435	655,102
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.973% 6/10/46	400,000	423,212
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.989% 12/10/49	1,055,000	1,164,002
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	779,769	783,789
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	238,426	240,156
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	525,000	543,212

	Principal Amount	Value
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	$854,677	$882,568
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 6.014% 7/10/38	715,000	764,594
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.014% 7/10/38	1,085,179	1,151,883
GS Mortgage Securities Corp., Series 2014-4R, Class AS 0.335% 1/26/34	735,000	704,204
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,200,000	1,277,726
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class AM VRN 5.617% 12/12/44	1,400,000	1,469,628
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	1,360,000	1,459,972
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	825,000	906,324
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	680,000	747,876
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	450,000	484,266
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	885,000	952,802
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	351,212	354,210
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.455% 1/11/43	400,000	449,218
Morgan Stanley Capital I Trust, Series 2012-C4, Class A2 2.111% 3/15/45	575,000	583,382
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	343,276	339,844
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.573% 8/15/39	450,000	467,074

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.573% 8/15/39	$159,507	$160,534
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $600,000) (a) (c) 2.750% 7/20/30	474,444	474,464
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.499% 12/15/44	1,025,000	1,069,399
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,450,000	1,550,283
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM VRN 6.170% 6/15/45	1,200,000	1,278,072
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	273,071	273,194
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class A2 1.765% 12/15/45	880,000	879,657
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	400,000	411,747
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	475,000	489,478

		36,243,790

Home Equity ABS — 2.3%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.425% 8/25/35	201,244	199,537
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.485% 11/25/35	335,288	330,103
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.505% 9/25/35	52,113	52,089
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.895% 11/25/34	51,015	50,990
Argent Securities, Inc., Series 2005-W2, Class A2B2 FRN 0.415% 10/25/35	894,279	890,762
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.815% 6/25/35	218,119	216,122

	Principal Amount	Value
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1 FRN 0.635% 12/25/35	$1,000,000	$968,588
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.565% 12/25/33	43,757	43,670
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.585% 7/25/35	203,105	197,580
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.605% 8/25/35	243,452	237,812
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.615% 9/25/34	83,223	82,667
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.445% 7/25/36	193,863	193,033
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.575% 5/25/36	621,403	605,577
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.585% 5/25/35	505,957	501,161
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.395% 1/25/36	242,528	235,390
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.585% 4/25/35	216,827	206,510
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.325% 8/25/36	200,282	197,729
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.815% 10/25/35	129,486	128,868
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 FRN 0.375% 10/25/35	873,008	850,195
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.935% 12/25/32	242,138	240,249
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.435% 8/25/45	121	121
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.980% 6/25/35	911,039	876,766
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.875% 3/25/35	875,000	811,468

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class A2C FRN 0.355% 8/25/36	$291,699	$287,531
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.887% 6/28/35	761,708	750,740
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.905% 7/25/35	500,953	495,920
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.709% 10/25/28	160	161
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.625% 5/25/35	31,564	31,430
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.415% 9/25/35	348,651	347,415
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.535% 8/25/35	310,601	306,513
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.655% 3/25/35	261,332	257,488
Residential Asset Mortgage Products, Inc., Series 2005-EFC4, Class M1 FRN 0.565% 9/25/35	417,623	410,831
Residential Asset Securities Corp., Series 2005-AHL3, Class A2 FRN 0.395% 11/25/35	522,282	517,649
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.405% 1/25/36	2,456	2,454
Residential Asset Securities Corp., Series 2005-EMX4, Class M1 FRN 0.585% 11/25/35	644,701	630,483
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (a) 0.435% 1/25/37	717,322	709,812
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.495% 3/25/36	43,380	43,362
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.515% 8/25/35	199,130	198,139

		13,106,915

	Principal Amount	Value
Other ABS — 9.7%
321 Henderson Receivables I LLC, Series 2010-3A, Class A (a) 3.820% 12/15/48	$1,119,796	$1,171,684
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (a) 1.763% 7/20/26	1,000,000	1,001,997
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	818,797	816,750
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.904% 12/15/42	405,625	411,373
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	1,520,000	1,518,617
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (a) 1.580% 10/10/18	700,000	697,773
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	455,520	454,837
Belhurst CLO Ltd., Series 2006-1A, Class B FRN (a) 0.634% 1/15/20	1,500,000	1,482,138
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (a) 1.674% 7/15/26	1,010,000	1,009,992
Cajun Global LLC, Series 2011-1A, Class A2 (a) 5.955% 2/20/41	221,386	227,966
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (a) 1.753% 4/17/25	1,520,000	1,521,164
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.334% 8/18/21	974,153	971,445
Direct Capital Funding V LLC, Series 2013-2, Class A2 (a) 1.730% 8/20/18	975,037	975,643
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	1,285,113	1,353,812
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (a) 3.082% 7/15/23	804,313	809,485
Drug Royalty Corp., Inc., Series 2012-1, Class A1 FRN (a) 5.484% 7/15/24	580,513	599,418
Eaton Vance CLO, Series 2014-1A, Class A FRN (a) 1.685% 7/15/26	1,275,000	1,273,591

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Element Rail Leasing I LLC, Series 2014-1A, Class A (a) 2.299% 4/19/44	$656,937	$651,620
FRS I LLC, Series 2013-1A, Class A1 (a) 1.800% 4/15/43	337,408	334,119
Galaxy VIII CLO Ltd., Series 2007-8A, Class A FRN (a) 0.474% 4/25/19	1,127,471	1,123,844
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	914,002	919,500
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (a) 1.384% 4/25/25	1,505,000	1,486,136
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	172,938	173,479
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.406% 6/02/17	575,000	583,854
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	1,063,483	1,054,828
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	927,589	932,556
HLSS Servicer Advance Receivables Backed Notes, Series 2013-T2, Class A2 (a) 1.147% 5/16/44	590,000	590,420
Horizon Funding Trust, Series 2013-1A, Class A (a) 3.000% 5/15/18	359,216	360,338
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	477,833	479,238
Icon Brand Holdings LLC, Series 2013-1A, Class A (a) 4.352% 1/25/43	511,456	510,238
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (a) 1.684% 1/18/26	790,000	789,486
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A FRN (a) 0.470% 5/01/22	1,726,506	1,717,775
LCM Ltd., Series 10AR, Class AR FRN (a) 1.494% 4/15/22	1,400,000	1,399,978
LCM Ltd., Series 16A, Class A FRN (a) 1.758% 7/15/26	1,250,000	1,250,439

	Principal Amount	Value
LEAF II Receivables Funding LLC, Series 2013-1, Class A2 (a) 0.880% 11/15/15	$1,466,221	$1,466,514
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (a) 1.682% 7/20/26	1,250,000	1,249,054
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (a) 4.809% 7/20/31	716,603	726,226
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.100% 4/25/35	1,464,214	1,445,611
MVW Owner Trust, Series 2014-2, Class A 1.000% 9/20/31	1,400,000	1,399,603
MVW Owner Trust, Series 2013-1A, Class A (a) 2.150% 4/22/30	862,087	865,078
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (a) 1.697% 11/20/16	451,464	451,735
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2014-T1, Class A1 (a) 1.274% 3/15/45	672,500	673,240
New York City Tax Lien, Series 2014-A, Class A (a) 1.030% 11/10/27	800,000	798,498
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	84,627	84,545
Oak Hill Credit Partners IV Ltd., Series 2005-4A, Class A1B FRN (a) 0.481% 5/17/21	272,137	272,039
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	311,976	311,932
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.654% 10/17/16	750,000	749,613
RAAC, Series 2006-RP2, Class A FRN (a) 0.405% 2/25/37	795,348	786,907
Race Point CLO Ltd., Series 2012-7A, Class A FRN (a) 1.645% 11/08/24	550,000	549,005
Sierra Receivables Funding Co. LLC, Series 2014-2A, Class A (a) 2.050% 6/20/31	910,808	904,705
Sierra Receivables Funding Co. LLC, Series 2013-2A, Class A (a) 2.280% 11/20/25	776,881	785,339

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	$204,606	$208,113
Sierra Receivables Funding Co. LLC, Series 2011-3A, Class A (a) 3.370% 7/20/28	143,474	146,873
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	1,125,700	1,199,610
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) (d) 2.700% 5/25/23	1,400,000	1,399,908
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	650,000	654,588
Stanfield Bristol CLO Ltd., Series 2005-1A, Class A2 FRN (a) 0.684% 10/15/19	1,515,000	1,511,644
SVO VOI Mortgage LLC, Series 2010-AA, Class A (a) 3.650% 7/20/27	188,799	192,266
TAL Advantage LLC, Series 2006-1A FRN (a) 0.346% 4/20/21	601,667	596,343
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	914,919	915,795
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (a) 0.854% 12/10/18	1,275,000	1,278,450
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.554% 10/15/15	1,040,000	1,047,931
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.654% 7/15/41	731,851	757,032
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	1,100,000	1,095,754

		55,179,484

Student Loans ABS — 2.7%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.365% 8/25/26	94,647	94,321
Access Group, Inc., Series 2004-A, Class A2 FRN 0.494% 4/25/29	564,134	559,994
Access Group, Inc., Series 2003-A, Class A3 FRN 1.225% 7/01/38	962,608	885,020
CIT Education Loan Trust, Series 2005-1, Class A3 FRN 0.354% 3/15/26	562,696	559,309

	Principal Amount	Value
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.657% 1/25/47	$1,075,000	$903,000
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.394% 12/15/22	17,986	17,978
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.654% 6/15/43	650,000	648,375
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.656% 6/15/43	450,000	442,620
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.892% 6/15/43	150,000	141,486
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.335% 8/25/25	754,447	752,987
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.355% 11/25/26	398,592	396,910
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.535% 10/28/41	353,635	352,423
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.544% 9/27/35	685,000	658,450
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.345% 2/25/28	147,058	146,507
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.494% 6/25/27	1,091,683	1,082,585
Nelnet Student Loan Trust, Series 2014-6A, Class A FRN (a) 0.805% 11/25/47	1,586,762	1,578,298
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.955% 4/25/46	246,674	248,772
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.335% 10/28/26	66,252	65,993
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.448% 5/28/26	156,803	156,605
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.404% 7/15/36	1,558,365	1,548,471
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 0.304% 12/15/16	100,000	99,969

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 0.306% 12/15/16	$100,000	$99,969
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.306% 12/15/16	50,000	49,984
SLM Student Loan Trust, Series 2006-10, Class B FRN 0.454% 3/25/44	539,310	484,390
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.884% 12/15/38	696,267	654,226
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.254% 12/15/21	1,137,938	1,142,722
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.554% 8/15/25	339,523	343,224
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.654% 6/17/30	100,000	97,100
Social Professional Loan Program LLC, Series 2014-A, Class A2 (a) 3.020% 10/25/27	1,362,366	1,371,504

		15,583,192

WL Collateral CMO — 0.2%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.678% 8/25/34	148,198	144,401
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	36,253	35,721
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.900% 9/25/33	9,425	8,555
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.390% 8/25/34	28,047	26,450
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.371% 8/25/34	105,011	89,443
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.405% 8/25/36	151,903	140,251
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.230% 2/25/34	12,692	11,780
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.369% 7/25/33	6,787	6,778
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 FRN 2.395% 2/25/34	252,530	257,562

	Principal Amount	Value
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	$331	$332
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.568% 3/25/34	70,028	69,903
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.515% 4/25/44	154,317	156,261

		947,437

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.405% 11/25/37	285,735	282,361
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.747% 6/25/32	42,529	41,345

		323,706

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $146,163,929)		146,679,091

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 5.9%
Collateralized Mortgage Obligations — 5.2%
Federal Home Loan Mortgage Corp.
Series 4291, Class K 3.000% 5/15/38	3,045,719	3,105,551
Series 3990, Class VA 3.500% 1/15/25	1,784,814	1,894,509
Series 4290, Class CA 3.500% 12/15/38	4,031,424	4,200,333
Series 4328, Class DA 4.000% 1/15/36	3,248,712	3,462,026
Series 4325, Class MA 4.000% 9/15/39	3,900,273	4,156,251
Series 4336, Class MA 4.000% 1/15/40	6,134,947	6,537,559
Series 4323, Class CA 4.000% 3/15/40	1,776,724	1,893,170
Federal National Mortgage Association
Series 2014-14, Class A 3.500% 2/25/37	2,195,387	2,295,922
Series 2014-48, Class AB 4.000% 10/25/40	1,944,436	2,069,490

		29,614,811

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pass-Through Securities — 0.7%
Federal Home Loan Mortgage Corp. Pool #1Q0239 2.380% 3/01/37 FRN	$879,344	$942,542
Pool #E00856 7.500% 6/01/15	669	681
Federal National Mortgage Association Pool #775539 2.117% 5/01/34 FRN	144,187	153,980
Pool #725692 2.271% 10/01/33 FRN	185,760	196,783
Pool #888586 2.341% 10/01/34 FRN	384,804	408,740
Pool #684154 5.500% 2/01/18	11,547	12,201
Pool #702331 5.500% 5/01/18	173,741	184,215
Pool #725796 5.500% 9/01/19	872,979	936,443
Pool #844564 5.500% 12/01/20	184,925	199,369
Government National Mortgage Association Pool #507545 7.500% 8/15/29	33,798	40,161
Government National Mortgage Association II Pool #82488 1.625% 3/20/40 FRN	461,240	477,853
Pool #82462 3.500% 1/20/40 FRN	390,330	409,879

		3,962,847

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $33,527,977)		33,577,658

U.S. TREASURY OBLIGATIONS — 2.9%
U.S. Treasury Bonds & Notes — 2.9%
U.S. Treasury Note 0.875% 4/30/17	1,150,000	1,148,686
U.S. Treasury Note (e) (f) 1.625% 4/30/19	13,050,000	13,001,063
U.S. Treasury Note 1.625% 8/15/22	2,550,000	2,421,130

		16,570,879

TOTAL U.S. TREASURY OBLIGATIONS (Cost $16,503,969)		16,570,879

TOTAL BONDS & NOTES (Cost $421,030,055)		423,222,265

	Notional Amount	Value
PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 2.50 (OTC - Credit Suisse International); Underlying swap terminates 4/27/26	$48,380,000	$530,738

TOTAL PURCHASED OPTIONS (Cost $848,888)		530,738

TOTAL LONG-TERM INVESTMENTS (Cost $421,878,943)		423,753,003

	Principal Amount

SHORT-TERM INVESTMENTS — 25.9%
Commercial Paper — 25.9%
Agrium, Inc. 0.250% 12/16/14	1,865,000	1,863,622
0.350% 12/16/14	6,460,000	6,455,227
BAT International Finance PLC (a) 0.320% 10/09/14	8,000,000	7,999,431
Centrica PLC (a) 0.460% 10/01/14	1,500,000	1,500,000
Daimler Finance North America LLC (a) 0.500% 11/03/14	4,000,000	3,998,167
Daimler Finance North America LLC (a) 0.600% 3/10/15	8,000,000	7,978,667
Enbridge, Inc. (a) 0.350% 11/26/14	1,340,000	1,339,271
ERAC USA Finance LLC (a) 0.340% 12/10/14	6,300,000	6,295,835
Experian Finance PLC (a) 0.330% 11/20/14	2,120,000	2,119,028
Glencore Funding LLC (a) 0.370% 10/01/14	6,910,000	6,910,000
Hewlett-Packard Co. (a) 0.360% 10/28/14	1,650,000	1,649,555
Holcim US Finance SARL & Cie (a) 0.370% 10/07/14	1,000,000	999,938
Holcim US Finance Sarl & Cie (a) 0.380% 11/04/14	3,500,000	3,498,744
Holcim US Finance Sarl & Cie (a) 0.380% 11/06/14	5,000,000	4,998,120
Holcim US Finance Sarl & Cie (a) 0.380% 11/20/14	2,300,000	2,298,786
Marriott International, Inc. (a) 0.290% 10/08/14	4,745,000	4,744,732

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Monsanto Co. (a) 0.380% 2/09/15	$5,285,000	$5,277,692
Nabors Industries, Inc. (a) 0.355% 12/11/14	8,000,000	7,994,478
National Grid USA (a) 0.350% 11/24/14	10,000,000	9,994,750
Noble Corp. (a) 0.360% 11/03/14	7,000,000	6,997,690
Noble Corp. (a) 0.360% 11/24/14	3,500,000	3,498,110
Sempra Energy Holdings (a) 0.500% 3/12/15	3,000,000	2,993,250
Sempra Energy Holdings (a) 0.715% 3/06/15	5,000,000	4,984,833
Vodafone Group PLC (a) 0.470% 6/08/15	3,000,000	2,990,208
Vodafone Group PLC (a) 0.550% 4/08/15	8,000,000	7,976,900
WellPoint, Inc. (a) 0.010% 10/01/14	8,000,000	8,000,000
WPP CP LLC (a) 0.530% 12/12/14	5,300,000	5,294,382
WPP CP LLC (a) 0.540% 12/10/14	6,700,000	6,692,965
Xcel Energy, Inc. (a) 0.380% 1/09/15	10,000,000	9,989,445

		147,333,826

TOTAL SHORT-TERM INVESTMENTS (Cost $147,333,826)		147,333,826

TOTAL INVESTMENTS — 100.4% (Cost $569,212,769) (g)		571,086,829

Other Assets/(Liabilities) — (0.4)%		(2,374,390)

NET ASSETS — 100.0%		$568,712,439

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $282,110,741 or 49.61% of net assets.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2014, these securities amounted to a value of $999,942 or 0.18% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At September 30, 2014, these securities amounted to a value of $474,464 or 0.08% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

September 30, 2014

	Principal Amount	Value
BONDS & NOTES — 146.5%

CORPORATE DEBT — 3.1%
Auto Manufacturers — 0.3%
Nissan Motor Acceptance Corp. FRN (a) 0.784% 3/03/17	$1,100,000	$1,103,688

Banks — 0.9%
Deutsche Bank AG FRN 0.844% 2/13/17	1,750,000	1,758,596
First Horizon National Corp. 5.375% 12/15/15	390,000	408,751
The Huntington National Bank FRN 0.658% 4/24/17	765,000	765,485

		2,932,832

Computers — 0.2%
Hewlett-Packard Co. 2.650% 6/01/16	700,000	719,060

Diversified Financial — 0.7%
Ford Motor Credit Co. LLC 12.000% 5/15/15	700,000	749,497
The Goldman Sachs Group, Inc. FRN 0.858% 6/04/17	1,625,000	1,636,393

		2,385,890

Oil & Gas — 0.5%
Petrobras Global Finance BV FRN 2.595% 3/17/17	970,000	980,825
Transocean, Inc. 4.950% 11/15/15	675,000	700,967

		1,681,792

Real Estate Investment Trusts (REITS) — 0.3%
DDR Corp. 9.625% 3/15/16	945,000	1,060,814

Telecommunications — 0.2%
GTP Acquisition Partners I LLC (a) 4.347% 6/15/41	430,000	439,167

TOTAL CORPORATE DEBT (Cost $6,815,826)		10,323,243

MUNICIPAL OBLIGATIONS — 0.1%
Educational Funding of the South, Inc. FRN 0.584% 9/01/17	92,762	92,709
Louisiana State Public Facilities Authority FRN 1.134% 4/26/27	292,959	296,188

		388,897

TOTAL MUNICIPAL OBLIGATIONS (Cost $385,721)		388,897

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 37.5%
Automobile ABS — 11.5%
American Credit Acceptance Receivables Trust, Series 2014-2, Class A (a) 0.990% 10/10/17	$263,448	$263,193
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	733,832	733,443
American Credit Acceptance Receivables Trust, Series 2014-1, Class A (a) 1.140% 3/12/18	566,964	567,337
American Credit Acceptance Receivables Trust, Series 2013-2, Class A (a) 1.320% 2/15/17	322,532	323,048
American Credit Acceptance Receivables Trust, Series 2013-1, Class A (a) 1.450% 4/16/18	356,589	357,705
American Credit Acceptance Receivables Trust, Series 2012-3, Class A (a) 1.640% 11/15/16	86,883	87,045
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (a) 1.890% 7/15/16	70,038	70,088
AmeriCredit Automobile Receivables Trust, Series 2014-3, Class A2B FRN 0.475% 4/09/18	1,700,000	1,700,054
AmeriCredit Automobile Receivables Trust, Series 2014-1, Class A2 0.570% 7/10/17	354,411	354,202
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class A2 0.740% 11/08/16	225,924	226,064
ARI Fleet Lease Trust, Series 2013-A, Class A2 (a) 0.700% 12/15/15	140,454	140,517
ARI Fleet Lease Trust, Series 2012-A, Class A FRN (a) 0.704% 3/15/20	122,659	122,757
Avis Budget Rental Car Funding AESOP LLC, Series 2011-2A, Class A (a) 2.370% 11/20/14	226,667	227,014
California Republic Auto Receivables Trust, Series 2013-2, Class A2 1.230% 3/15/19	468,468	470,061
California Republic Auto Receivables Trust, Series 2013-1, Class A2 (a) 1.410% 9/17/18	772,097	775,514
Capital Auto Receivables Asset Trust, Series 2014-3, Class A1 FRN 0.474% 2/21/17	860,000	860,028

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Capital Auto Receivables Asset Trust, Series 2014-1, Class A1B FRN 0.504% 5/20/16	$1,065,000	$1,065,300
CarNow Auto Receivables Trust, Series 2014-1A, Class A (a) 0.960% 1/17/17	1,500,000	1,499,561
CarNow Auto Receivables Trust, Series 2013-1A, Class A (a) 1.160% 10/16/17	126,409	126,404
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	439,578	437,325
CFC LLC, Series 2014-1A, Class A (a) 1.460% 12/17/18	353,842	353,701
CFC LLC, Series 2013-1A, Class A (a) 1.650% 7/17/17	98,530	98,732
CFC LLC, Series 2013-2A, Class A (a) 1.750% 11/15/17	359,425	360,556
Chesapeake Funding LLC, Series 2012-2A, Class A FRN (a) 0.606% 5/07/24	480,590	481,155
Chesapeake Funding LLC, Series 2012-1A, Class A FRN (a) 0.906% 11/07/23	306,347	307,190
CPS Auto Receivables Trust, Series 2014-B, Class A (a) 1.110% 11/15/18	724,198	721,902
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	307,311	306,909
CPS Auto Trust, Series 2014-C, Class A (a) 1.310% 2/15/19	700,000	697,946
CPS Auto Trust, Series 2012-D, Class A (a) 1.480% 3/16/20	310,601	311,357
CPS Auto Trust, Series 2013-D, Class A (a) 1.540% 7/16/18	659,068	660,476
CPS Auto Trust, Series 2013-C, Class A (a) 1.640% 4/16/18	503,441	505,239
CPS Auto Trust, Series 2012-C, Class A (a) 1.820% 12/16/19	317,940	320,504
CPS Auto Trust, Series 2013-B, Class A (a) 1.820% 9/15/20	667,592	669,165
CPS Auto Trust, Series 2012-A, Class A (a) 2.780% 6/17/19	214,946	218,226
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	310,393	316,287

	Principal Amount	Value
CPS Auto Trust, Series 2010-PG5, Class A (a) 9.250% 1/15/18	$315,581	$318,099
Credit Acceptance Auto Loan Trust, Series 2013-1A, Class A (a) 1.210% 10/15/20	1,000,000	1,001,244
Credit Acceptance Auto Loan Trust, Series 2012-2A, Class A (a) 1.520% 3/16/20	855,000	857,696
Credit Acceptance Auto Loan Trust, Series 2014-2A, Class A (a) 1.880% 3/15/22	680,000	679,898
DT Auto Owner Trust, Series 2014-1A, Class A (a) 0.660% 7/17/17	370,899	370,897
DT Auto Owner Trust, Series 2013-2A, Class A (a) 0.810% 9/15/16	354,146	354,254
Enterprise Fleet Financing LLC, Series 2012-2, Class A2 (a) 0.720% 4/20/18	426,866	427,112
Enterprise Fleet Financing LLC, Series 2014-1, Class A2 (a) 0.870% 9/20/19	605,000	604,509
Exeter Automobile Receivables Trust, Series 2014-2A, Class A (a) 1.060% 8/15/18	497,942	497,130
Exeter Automobile Receivables Trust, Series 2013-1A, Class A (a) 1.290% 10/16/17	145,908	146,215
Exeter Automobile Receivables Trust, Series 2014-1A, Class A (a) 1.290% 5/15/18	460,239	461,074
Exeter Automobile Receivables Trust, Series 2012-2A, Class A (a) 1.300% 6/15/17	245,164	245,504
Exeter Automobile Receivables Trust, Series 2013-2A, Class A (a) 1.490% 11/15/17	409,795	411,168
First Investors Auto Owner Trust, Series 2013-3A, Class A2 (a) 0.890% 9/15/17	1,010,102	1,011,034
First Investors Auto Owner Trust, Series 2013-1A, Class A2 (a) 0.900% 10/15/18	665,014	665,841
First Investors Auto Owner Trust, Series 2013-2A, Class A2 (a) 1.230% 3/15/19	452,877	454,144
First Investors Auto Owner Trust, Series 2012-1A, Class A2 (a) 1.960% 11/15/17	26,712	26,728

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Flagship Credit Auto Trust, Series 2014-1, Class A (a) 1.210% 4/15/19	$571,110	$569,659
Hertz Fleet Lease Funding LP, Series 2013-3, Class A FRN (a) 0.704% 12/10/27	1,650,000	1,653,222
Navistar Financial Owner Trust, Series 2012-A, Class A3 (a) 1.190% 1/18/19	357,049	357,259
Neuberger Berman CLO Ltd. FRN (a) 1.231% 8/04/25	1,100,000	1,100,090
Oscar US Funding Trust, Series 2014-1A, Class A2 (a) (b) 1.000% 8/15/17	800,000	799,953
Prestige Auto Receivables Trust, Series 2014-1A, Class A2 (a) 0.970% 3/15/18	313,135	312,836
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	212,500	213,248
Santander Drive Auto Receivables Trust, Series 2014-4, Class A2B FRN 0.474% 1/16/18	680,000	680,022
Santander Drive Auto Receivables Trust, Series 2014-1, Class A2B FRN 0.524% 6/15/17	303,383	303,383
Santander Drive Auto Receivables Trust, Series 2013-5, Class A2B FRN 0.534% 4/17/17	428,483	428,629
Santander Drive Auto Receivables Trust, Series 2013-4, Class A2 0.890% 9/15/16	194,587	194,667
Santander Drive Auto Receivables Trust, Series 2013-A, Class A3 (a) 1.020% 1/16/18	2,000,000	2,005,088
Santander Drive Auto Receivables Trust, Series 2012-4, Class B 1.830% 3/15/17	460,000	461,751
Santander Drive Auto Receivables Trust, Series 2012-4, Class C 2.940% 12/15/17	400,000	408,489
Santander Drive Auto Receivables Trust, Series 2012-3, Class C 3.010% 4/16/18	780,000	794,916
Tidewater Auto Receivables Trust, Series 2014-AA, Class A2 (a) 0.960% 7/15/17	750,000	749,671
Tidewater Auto Receivables Trust, Series 2012-AA, Class A3 (a) 1.990% 4/15/19	372,467	373,631
United Auto Credit Securitization Trust, Series 2014-1, Class A2 (a) 0.740% 6/15/16	580,000	579,987

	Principal Amount	Value
United Auto Credit Securitization Trust, Series 2013-1, Class A2 (a) 0.950% 9/15/15	$48,453	$48,456
Westlake Automobile Receivables Trust, Series 2014-1A, Class A2 (a) 0.700% 5/15/17	465,000	464,770
Westlake Automobile Receivables Trust, Series 2013-1A, Class A2 (a) 1.120% 1/15/18	497,730	498,664
Wheels SPV LLC, Series 2012-1, Class A2 (a) 1.190% 3/20/21	86,085	86,210

		38,353,153

Commercial MBS — 1.5%
Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4 VRN 5.349% 9/10/47	1,131,319	1,167,065
Commercial Mortgage Pass Through Certificates, Series 2014-BBG, Class A FRN (a) 0.954% 3/15/29	520,000	519,681
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	409,936	412,049
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM 4.780% 7/15/42	450,000	459,674
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	1,704,784	1,687,736
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $300,000) (a) (c) 2.750% 7/20/30	237,222	237,232
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	491,899	492,121

		4,975,558

Home Equity ABS — 1.4%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.425% 8/25/35	105,530	104,635
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.895% 11/25/34	45,551	45,528
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.830% 2/25/35	100,149	99,195

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE1, Class M2 FRN 0.815% 5/25/35	$266,431	$265,125
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.615% 9/25/34	51,162	50,820
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.645% 12/25/35	831,019	826,676
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.445% 7/25/36	276,965	275,780
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.575% 5/25/36	419,649	408,961
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.585% 5/25/35	278,567	275,926
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.815% 10/25/35	102,226	101,738
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.935% 12/25/32	174,339	172,979
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.980% 6/25/35	560,089	539,019
Mastr Asset Backed Securities Trust, Series 2005-WMC1, Class M2 FRN 0.830% 3/25/35	361,598	355,741
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.887% 6/28/35	597,418	588,816
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.605% 8/25/35	215,407	213,347
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.625% 5/25/35	20,516	20,430
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.535% 8/25/35	174,713	172,414

		4,517,130

Other ABS — 13.6%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 FRN (a) 0.354% 3/15/41	662,052	642,160
321 Henderson Receivables II LLC, Series 2006-3A, Class A1 FRN (a) 0.354% 9/15/41	399,675	384,268

	Principal Amount	Value
321 Henderson Receivables LLC, Series 2006-4A, Class A1 FRN (a) 0.354% 12/15/41	$794,353	$765,600
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	438,641	437,545
Apidos CDO I Ltd., Series 2005-1A, Class A2 FRN (a) 0.655% 7/27/17	278,273	278,221
ARL First LLC, Series 2012-1A, Class A1 FRN (a) 1.904% 12/15/42	1,285,832	1,304,052
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	740,000	739,327
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (a) 1.580% 10/10/18	340,000	338,918
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	797,160	795,964
CCG Receivables Truste, Series 2013-1, Class A2, ABS, 144A (a) 1.050% 8/14/20	316,140	316,560
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.334% 8/18/21	2,427,555	2,420,805
Diamond Resorts Owner Trust, Series 2013-2, Class A (a) 2.270% 5/20/26	659,463	662,114
Direct Capital Funding IV LLC, Series 2013-1, Class A (a) 1.673% 12/20/17	169,682	169,750
Drug Royalty Corp., Inc., Series 2014-1, Class A1 FRN (a) 3.082% 7/15/23	686,609	691,024
Dryden XI-Leveraged Loan CDO, Series 2006-11A, Class A1 FRN (a) 0.484% 4/12/20	550,486	547,572
Galaxy VIII CLO Ltd., Series 2007-8A, Class A FRN (a) 0.474% 4/25/19	541,306	539,564
GE Dealer Floorplan Master Note Trust, Series 2014-1, Class A FRN 0.534% 7/20/19	640,000	639,988
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	1,204,332	1,211,577
Global Container Assets Ltd., Series 2013-1A, Class A2 (a) 3.300% 11/05/28	750,000	739,457

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	$208,390	$209,042
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.406% 6/02/17	375,000	380,775
Hilton Grand Vacations Trust, Series 2014-AA, Class A (a) 1.770% 11/25/26	653,016	647,701
HLSS Servicer Advance Receivables Trust, Series 2014-T1, Class AT1 (a) 1.244% 1/17/45	1,270,000	1,271,302
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	290,272	291,126
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A FRN (a) 0.470% 5/01/22	739,931	736,189
LCM XVI LP, Series 16A, Class X FRN (a) 1.258% 7/15/26	1,925,000	1,925,000
LEAF II Receivables Funding LLC, Series 2013-1, Class A2 (a) 0.880% 11/15/15	1,072,311	1,072,525
Macquarie Equipment Funding Trust, Series 2012-A, Class A2 (a) 0.610% 4/20/15	32,342	32,346
Macquarie Equipment Funding Trust, Series 2014-A, Class A2 (a) 0.800% 11/21/16	800,000	799,594
Madison Park Funding XIV Ltd., Series 2014-14A, Class X FRN (a) 1.231% 7/20/26	1,150,000	1,150,030
Marriott Vacation Club Owner Trust, Series 2009-2A, Class A (a) 4.809% 7/20/31	846,145	857,509
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.100% 4/25/35	802,558	792,361
Nations Equipment Finance Funding I LLC, Series 2013-1A, Class A (a) 1.697% 11/20/16	243,200	243,346
Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1 (a) 0.997% 2/15/45	400,000	399,624
Navitas Equipment Receivables LLC, Series 2013-1, Class A (a) 1.950% 11/15/16	611,920	611,906

	Principal Amount	Value
New Residential Advance Receivables Trust Advance Receivables Backed, Series 2014-T1, Class A1 (a) 1.274% 3/15/45	$322,500	$322,855
New York City Tax Lien, Series 2014-A, Class A (a) 1.030% 11/10/27	440,000	439,174
New York City Tax Lien, Series 2013-A, Class A (a) 1.190% 11/10/26	130,625	130,538
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	308,528	308,230
Oak Hill Credit Partners IV Ltd., Series 2005-4A, Class A1B FRN (a) 0.481% 5/17/21	133,392	133,343
Octagon Loan Funding Ltd., Series 2014-1A, Class X FRN (a) 1.196% 11/18/26	1,165,000	1,164,740
OneMain Financial Issuance Trust, Series 2014-1A, Class A (a) 2.430% 6/18/24	260,000	259,995
PFS Financing Corp., Series 2013-AA, Class A FRN (a) 0.704% 2/15/18	2,100,000	2,100,067
PFS Financing Corp., Series 2014-AA, Class A FRN (a) 0.754% 2/15/19	1,490,000	1,490,462
PFS Financing Corp., Series 2012-BA, Class A FRN (a) 0.854% 10/17/16	1,510,000	1,510,201
RAAC, Series 2006-RP2, Class A FRN (a) 0.405% 2/25/37	407,616	403,290
RAAC, Series 2005-RP2, Class M1 FRN (a) 0.805% 6/25/35	564,365	563,246
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	1,104,870	1,123,809
Sierra Receivables Funding Co. LLC, Series 2011-2A, Class A (a) 3.260% 5/20/28	392,325	399,924
Sierra Timeshare Receivables Funding LLC, Series 2013-1A, Class A (a) 1.590% 11/20/29	264,680	265,164
SoFi Professional Loan Program LLC, Series 2014-A, Class A1 FRN (a) 1.806% 6/25/25	1,331,680	1,345,136
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	455,909	485,842

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	$325,000	$327,294
Stanfield Bristol CLO Ltd., Series 2005-1A, Class A2 FRN (a) 0.684% 10/15/19	600,000	598,671
SVO VOI Mortgage Corp., Series 2012-AA, Class A (a) 2.000% 9/20/29	807,039	802,573
Symphony CLO XIV Ltd., Series 2014-14A, Class X FRN (a) 1.230% 7/14/17	1,350,000	1,350,128
TAL Advantage LLC, Series 2006-1A FRN (a) 0.346% 4/20/21	633,333	627,729
TAL Advantage LLC, Series 2014-2A, Class A1 (a) 1.700% 5/20/39	457,460	457,897
Trade MAPS 1 Ltd., Series 2013-1A, Class A FRN (a) 0.854% 12/10/18	1,620,000	1,624,384
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.554% 10/15/15	754,000	759,750
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.654% 7/15/41	435,996	450,998
Westgate Resorts LLC, Series 2014-1A, Class A (a) 2.150% 12/20/26	600,000	597,684
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	431,830	434,659

		45,522,625

Student Loans ABS — 9.4%
Academic Loan Funding Trust, Series 2013-1A, Class A FRN (a) 0.956% 12/26/44	3,232,162	3,231,210
Access Group, Inc., Series 2007-1, Class A2 FRN 0.264% 4/25/17	1,198,207	1,195,607
Access Group, Inc., Series 2005-1, Class A2 FRN 0.343% 3/23/20	26,306	26,288
Access Group, Inc., Series 2006-1, Class A2 FRN 0.345% 8/25/23	913,285	907,348
Access Group, Inc., Series 2007-A, Class A2 FRN 0.365% 8/25/26	59,777	59,571
Access Group, Inc., Series 2005-2, Class A3 FRN 0.415% 11/22/24	245,920	244,580

	Principal Amount	Value
Access Group, Inc., Series 2005-A, Class A2 FRN 0.454% 4/27/26	$463,462	$462,723
Access Group, Inc., Series 2005-B, Class A2 FRN 0.464% 7/25/22	277,060	275,645
Access Group, Inc., Series 2004-A, Class A2 FRN 0.494% 4/25/29	354,858	352,254
Access Group, Inc., Series 2003-A, Class A3 FRN 1.225% 7/01/38	275,031	252,863
Access Group, Inc., Series 2008-1, Class A FRN 1.534% 10/27/25	667,440	673,033
ALG Student Loan Trust I, Series 2006-1A, Class A2 FRN (a) 0.335% 4/28/20	540,260	539,582
Brazos Higher Education Authority, Series 2004-I, Class A2 FRN 0.394% 6/27/22	125,457	125,353
CIT Education Loan Trust, Series 2005-1, Class A3 FRN 0.354% 3/15/26	1,475,068	1,466,189
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.657% 1/25/47	675,000	567,000
Collegiate Funding Services Education Loan Trust, Series 2004-A, Class A3 FRN 0.444% 9/28/26	719,226	716,813
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.394% 12/15/22	44,016	43,997
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.654% 6/15/43	1,150,000	1,147,125
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.656% 6/15/43	350,000	344,260
Education Loan Asset-Backed Trust I, Series 2012-1, Class A1 FRN (a) 0.605% 6/25/22	184,886	184,912
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.305% 5/25/23	150,283	149,150
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.335% 8/25/25	806,315	804,755
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.355% 11/25/26	295,623	294,375

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
KeyCorp Student Loan Trust, Series 2006-A, Class 2A3 FRN 0.424% 6/27/29	$1,493,292	$1,481,798
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.535% 10/28/41	1,797,842	1,791,680
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 FRN 0.544% 9/27/35	1,120,000	1,076,589
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.345% 2/25/28	76,618	76,331
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.494% 6/25/27	570,054	565,303
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.484% 6/25/41	542,912	487,794
Nelnet Student Loan Trust, Series 2014-6A, Class A FRN (a) 0.805% 11/25/47	892,554	887,793
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.955% 4/25/46	129,828	130,933
Nelnet Student Loan Trust, Series 2014-2A, Class B FRN (a) 1.655% 6/25/41	295,000	269,338
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.335% 10/28/26	41,013	40,853
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.448% 5/28/26	366,807	366,344
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2 FRN 0.551% 4/25/44	450,000	444,839
Pennsylvania Higher Education Assistance Agency FRN 0.834% 4/25/19	388,901	391,172
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.404% 7/15/36	1,179,536	1,172,047
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 0.304% 12/15/16	100,000	99,969
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 0.304% 12/15/16	100,000	99,969
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.306% 12/15/16	175,000	174,945

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 0.306% 12/15/16	$100,000	$99,969
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.414% 3/15/19	102,293	102,273
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.434% 1/25/16	10,898	10,897
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.454% 12/15/17	138,285	138,269
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.734% 10/25/17	77,609	77,757
SLM Student Loan Trust, Series 2014-A, Class A1 FRN (a) 0.754% 7/15/22	1,237,416	1,238,364
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.884% 12/15/38	474,727	446,063
SLM Student Loan Trust, Series 2012-E, Class A1 FRN (a) 0.904% 10/16/23	284,600	285,388
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 0.950% 6/17/30	600,000	600,000
SLM Student Loan Trust, Series 2012-B, Class A1 FRN (a) 1.254% 12/15/21	1,508,244	1,514,586
SLM Student Loan Trust, Series 2012-C, Class A1 FRN (a) 1.254% 8/15/23	225,890	227,794
SLM Student Loan Trust, Series 2005-6, Class A5B FRN 1.434% 7/27/26	922,107	938,451
SLM Student Loan Trust, Series 2012-A, Class A1 FRN (a) 1.554% 8/15/25	242,516	245,160
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	900,000	900,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.654% 6/17/30	500,000	485,499
South Carolina Student Loan Corp., Series 2006-1, Class A1 FRN 0.324% 12/02/19	125,721	125,656
South Carolina Student Loan Corp., Series 2005-1, Class A2 FRN 0.354% 12/01/20	362,177	359,921

		31,418,377

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
WL Collateral CMO — 0.1%
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-CF1, Class M1 FRN (a) 0.855% 3/25/45	$314,491	$299,826

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.405% 11/25/37	140,441	138,783

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $123,722,481)		125,225,452

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 0.1%
Pass-Through Securities — 0.1%
Government National Mortgage Association II Pool #82462 FRN 3.500% 1/20/40	260,220	273,253

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $276,240)		273,253

U.S. TREASURY OBLIGATIONS — 105.7%
U.S. Treasury Bonds & Notes — 105.7%
U.S. Treasury Inflation Index (d) 0.125% 4/15/16	14,107,627	14,270,740
U.S. Treasury Inflation Index (d) (e) (f) 0.125% 4/15/17	19,238,128	19,493,629
U.S. Treasury Inflation Index (d) 0.125% 4/15/18	17,222,663	17,359,910
U.S. Treasury Inflation Index (d) 0.125% 4/15/19	20,549,326	20,599,096
U.S. Treasury Inflation Index (d) 0.125% 1/15/22	15,505,682	15,149,532
U.S. Treasury Inflation Index (d) 0.125% 7/15/22	14,779,253	14,427,093
U.S. Treasury Inflation Index (d) 0.125% 1/15/23	14,966,755	14,480,335
U.S. Treasury Inflation Index 0.125% 7/15/24	12,266,565	11,776,859
U.S. Treasury Inflation Index (d) 0.375% 7/15/23	11,200,153	11,078,531
U.S. Treasury Inflation Index (d) 0.625% 7/15/21	13,779,299	14,057,034
U.S. Treasury Inflation Index (d) 0.625% 1/15/24	25,267,120	25,393,455
U.S. Treasury Inflation Index (d) 0.625% 2/15/43	3,834,236	3,384,910
U.S. Treasury Inflation Index (d) 0.750% 2/15/42	5,398,528	4,943,448

	Principal Amount	Value
U.S. Treasury Inflation Index (d) 1.125% 1/15/21	$12,955,320	$13,588,913
U.S. Treasury Inflation Index (d) 1.250% 7/15/20	10,941,397	11,616,689
U.S. Treasury Inflation Index (d) 1.375% 7/15/18	5,325,473	5,657,069
U.S. Treasury Inflation Index (d) 1.375% 1/15/20	6,136,859	6,527,605
U.S. Treasury Inflation Index (d) 1.375% 2/15/44	9,865,158	10,551,861
U.S. Treasury Inflation Index (d) 1.625% 1/15/18	5,481,641	5,821,246
U.S. Treasury Inflation Index (d) 1.750% 1/15/28	2,763,566	3,075,979
U.S. Treasury Inflation Index (d) 1.875% 7/15/19	5,099,453	5,564,380
U.S. Treasury Inflation Index (d) 2.000% 1/15/16	5,407,802	5,597,919
U.S. Treasury Inflation Index (d) 2.000% 1/15/26	6,134,044	6,981,787
U.S. Treasury Inflation Index (d) 2.125% 1/15/19	4,921,520	5,376,376
U.S. Treasury Inflation Index (d) 2.125% 2/15/40	3,306,930	4,092,326
U.S. Treasury Inflation Index (d) 2.125% 2/15/41	3,019,089	3,756,172
U.S. Treasury Inflation Index (d) 2.375% 1/15/17	5,635,421	6,017,131
U.S. Treasury Inflation Index (d) 2.375% 1/15/25	9,226,908	10,807,016
U.S. Treasury Inflation Index (d) 2.375% 1/15/27	4,188,169	4,957,092
U.S. Treasury Inflation Index 2.500% 7/15/16	2,866,793	3,043,054
U.S. Treasury Inflation Index (d) 2.500% 1/15/29	6,070,059	7,408,792
U.S. Treasury Inflation Index (d) 2.625% 7/15/17	5,759,296	6,278,980
U.S. Treasury Inflation Index (d) 3.375% 4/15/32	3,389,232	4,709,443
U.S. Treasury Inflation Index (d) 3.625% 4/15/28	5,325,112	7,231,337
U.S. Treasury Inflation Index (d) 3.875% 4/15/29	7,594,280	10,712,681
U.S. Treasury Note (d) 0.500% 8/31/16	17,000,000	16,981,489

		352,769,909

TOTAL U.S. TREASURY OBLIGATIONS (Cost $356,421,387)		352,769,909

TOTAL BONDS & NOTES (Cost $487,621,655)		488,980,754

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Notional Amount	Value
PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 2.50 (OTC - Credit Suisse International); Underlying swap terminates 4/27/26	$12,290,000	$134,824

TOTAL PURCHASED OPTIONS (Cost $215,643)		134,824

TOTAL LONG-TERM INVESTMENTS (Cost $487,837,298)		489,115,578

	Principal Amount
SHORT-TERM INVESTMENTS — 39.1%
Commercial Paper — 39.0%
Agrium, Inc. 0.360% 12/15/14	$4,650,000	4,646,511
Airgas, Inc. (a) 0.320% 12/08/14	4,500,000	4,497,280
Cameron International Corp. (a) 0.310% 11/20/14	4,650,000	4,647,998
Commonwealth Edison Co. (a) 0.304% 10/23/14	2,000,000	1,999,633
Daimler Finance North America LLC (a) 0.500% 12/01/14	4,500,000	4,496,188
Deutsche Telekom AG (a) 0.310% 11/25/14	4,500,000	4,497,869
Duke Energy Corp. (a) 0.350% 2/24/15	4,500,000	4,493,613
Ecolab, Inc. (a) 0.290% 11/19/14	4,650,000	4,648,165
Enbridge (US), Inc. (a) 0.310% 11/06/14	4,650,000	4,648,558
ERAC USA Finance LLC (a) 0.350% 12/10/14	4,650,000	4,646,835
Experian Finance PLC (a) 0.330% 12/22/14	4,500,000	4,496,618
FMC Corp. (a) 0.290% 10/17/14	1,550,000	1,549,800
FMC Technologies, Inc. (a) 0.304% 11/12/14	4,500,000	4,498,425
Glencore Funding LLC (a) 0.400% 10/14/14	4,650,000	4,649,328
Hewlett-Packard Co. (a) 0.370% 10/28/14	4,650,000	4,648,710

	Principal Amount	Value
Holcim US Finance SARL & Cie (a) 0.390% 10/07/14	$4,600,000	$4,599,701
Marriott International, Inc. (a) 0.310% 10/22/14	4,650,000	4,649,159
Molson Coors Brewing Co. (a) 0.300% 10/14/14	4,496,000	4,495,513
Monsanto Co. (a) 0.320% 11/20/14	4,650,000	4,647,933
Nabors Industries, Inc. (a) 0.355% 12/12/14	4,500,000	4,496,850
National Grid USA (a) 0.350% 11/20/14	4,500,000	4,497,813
Nissan Motor Acceptance Corp. (a) 0.290% 11/20/14	4,650,000	4,648,127
Noble Corp. (a) 0.350% 10/02/14	2,150,000	2,149,979
Pentair Finance (a) 0.300% 10/27/14	4,750,000	4,748,971
Reckitt Benckiser Treasury Services PLC (a) 0.370% 4/21/15	6,000,000	5,987,543
Sempra Energy Holdings (a) 0.611% 12/09/14	2,000,000	1,997,700
Sempra Energy Holdings (a) 0.715% 3/06/15	2,500,000	2,492,417
Time Warner Cable, Inc. (a) 0.300% 11/10/14	4,650,000	4,648,450
Vodafone Group PLC (a) 0.550% 4/08/15	4,000,000	3,988,450
WPP CP LLC (a) 0.550% 12/10/14	4,650,000	4,645,027
Xcel Energy, Inc. (a) 0.380% 1/09/15	4,500,000	4,495,250

		130,254,414

Repurchase Agreement — 0.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/14, 0.010%, due 10/01/14 (g)	85,262	85,262

Time Deposits — 0.1%
Euro Time Deposit 0.010% 10/01/14	253,998	253,998

TOTAL SHORT-TERM INVESTMENTS (Cost $130,593,674)		130,593,674

TOTAL INVESTMENTS — 185.7% (Cost $618,430,972) (h)		619,709,252

Other Assets/(Liabilities) — (85.7)%		(285,951,518)

NET ASSETS — 100.0%		$333,757,734

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $216,516,658 or 64.87% of net assets.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2014, these securities amounted to a value of $799,953 or 0.24% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At September 30, 2014, these securities amounted to a value of $237,232 or 0.07% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(d)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(e)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	Maturity value of $85,262. Collateralized by U.S. Government Agency obligations with a rate of 3.246%, maturity dates of 5/01/41, and an aggregate market value, including accrued interest, of $88,840.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 0.2%

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	130,000	$3,183,700

TOTAL PREFERRED STOCK (Cost $3,250,000)		3,183,700

TOTAL EQUITIES (Cost $3,250,000)		3,183,700

	Principal Amount
BONDS & NOTES — 99.0%

CORPORATE DEBT — 44.7%
Advertising — 0.4%
The Interpublic Group of Cos., Inc. 2.250% 11/15/17	$1,600,000	1,606,282
WPP Finance 2010 4.750% 11/21/21	635,000	692,746
WPP Finance 2010 5.625% 11/15/43	3,100,000	3,368,075

		5,667,103

Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	1,375,000	1,600,762
Exelis, Inc. 4.250% 10/01/16	2,465,000	2,593,626
L-3 Communications Corp. 4.750% 7/15/20	105,000	113,375
United Technologies Corp. 6.125% 7/15/38	465,000	591,045

		4,898,808

Agriculture — 0.2%
Altria Group, Inc. 4.250% 8/09/42	775,000	702,768
Bunge Ltd. Finance Corp. 3.200% 6/15/17	1,785,000	1,848,758
Philip Morris International, Inc. 6.375% 5/16/38	225,000	282,371

		2,833,897

Airlines — 0.1%
American Airlines Pass Equipment Through Trust, Series 2014-1, Class B 4.375% 4/01/24	315,000	318,938
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	730,000	732,737

	Principal Amount	Value
United Air Lines, Inc. (b) 10.110% 2/19/49	$181,253	$72,501
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	895,000	899,475

		2,023,651

Auto Manufacturers — 0.3%
General Motors Co. 3.500% 10/02/18	1,425,000	1,448,156
Hyundai Capital America (a) 1.450% 2/06/17	2,080,000	2,078,503
Hyundai Capital America (a) 2.550% 2/06/19	1,150,000	1,159,048

		4,685,707

Automotive & Parts — 0.2%
Lear Corp. 4.750% 1/15/23	625,000	617,187
Lear Corp. 8.125% 3/15/20	1,929,000	2,035,095
TRW Automotive, Inc. (a) 7.250% 3/15/17	950,000	1,045,000

		3,697,282

Banks — 3.3%
Associated Banc-Corp. 5.125% 3/28/16	2,000,000	2,111,832
Bank of America Corp. 3.625% 3/17/16	1,600,000	1,657,870
Bank of America Corp. 4.000% 4/01/24	2,525,000	2,551,313
Bank of America Corp. 4.500% 4/01/15	1,000,000	1,019,460
Bank of America Corp. 5.650% 5/01/18	1,150,000	1,279,143
Bank of America Corp. 5.750% 12/01/17	1,555,000	1,730,250
Barclays PLC 4.375% 9/11/24	1,585,000	1,536,119
Credit Suisse AG 5.400% 1/14/20	2,035,000	2,269,892
Deutsche Bank AG 1.400% 2/13/17	1,500,000	1,499,419
Deutsche Bank AG 2.500% 2/13/19	2,365,000	2,377,464
Discover Bank 2.000% 2/21/18	1,920,000	1,910,763
Export-Import Bank of Korea 1.750% 2/27/18	705,000	698,211
Export-Import Bank of Korea 4.000% 1/11/17	1,000,000	1,053,951
First Horizon National Corp. 5.375% 12/15/15	3,666,000	3,842,261

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
FirstMerit Corp. 4.350% 2/04/23	$645,000	$668,351
HSBC Holdings PLC 6.500% 9/15/37	930,000	1,144,106
ICICI Bank Ltd. (a) 4.700% 2/21/18	1,800,000	1,900,309
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,300,000	1,369,296
ICICI Bank Ltd. (a) 5.500% 3/25/15	3,224,000	3,288,609
JP Morgan Chase & Co. 3.875% 9/10/24	1,710,000	1,676,387
KFW 2.125% 1/17/23	4,590,000	4,452,686
Morgan Stanley 4.875% 11/01/22	750,000	792,362
MUFG Union Bank NA 2.625% 9/26/18	550,000	559,144
Regions Financial Corp. 5.750% 6/15/15	1,990,000	2,053,425
Regions Financial Corp. 7.500% 5/15/18	895,000	1,043,460
Skandinaviska Enskilda Banken AB (a) 2.375% 3/25/19	760,000	760,030
SVB Financial Group 5.375% 9/15/20	515,000	576,101
UBS AG 5.750% 4/25/18	1,500,000	1,691,409
Valley National Bancorp 5.125% 9/27/23	1,710,000	1,802,750
Wachovia Bank NA 6.600% 1/15/38	690,000	921,437
Wells Fargo & Co. 4.600% 4/01/21	345,000	377,827

		50,615,637

Beverages — 0.1%
Anheuser-Busch Cos, Inc. 6.500% 2/01/43	119,000	154,950
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	815,000	758,260

		913,210

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	1,600,000	1,688,747

Building Materials — 0.6%
CRH America, Inc. 8.125% 7/15/18	1,730,000	2,088,629
Lafarge SA 6.500% 7/15/16	1,305,000	1,399,613
Martin Marietta Materials, Inc. FRN (a) 1.333% 6/30/17	1,540,000	1,546,637

	Principal Amount	Value
Masco Corp. 4.800% 6/15/15	$2,510,000	$2,569,612
Owens Corning, Inc. 9.000% 6/15/19	1,245,000	1,520,577

		9,125,068

Chemicals — 2.2%
Ashland, Inc. 4.750% 8/15/22	10,540,000	10,276,500
Ashland, Inc. 6.875% 5/15/43	3,378,000	3,521,565
Cabot Corp. 5.000% 10/01/16	2,440,000	2,609,641
CF Industries, Inc. 3.450% 6/01/23	457,000	447,992
CF Industries, Inc. 5.375% 3/15/44	1,275,000	1,334,275
Cytec Industries, Inc. 3.500% 4/01/23	520,000	509,586
Cytec Industries, Inc. 8.950% 7/01/17	450,000	534,041
The Dow Chemical Co. 8.550% 5/15/19	375,000	471,313
Ecolab, Inc. 4.350% 12/08/21	650,000	704,195
Incitec Pivot Finance LLC (a) 6.000% 12/10/19	880,000	989,429
Incitec Pivot Ltd. (a) 4.000% 12/07/15	2,642,000	2,725,094
Methanex Corp. 5.250% 3/01/22	550,000	604,508
NOVA Chemicals Corp. 8.625% 11/01/19	1,500,000	1,567,500
Rockwood Specialties Group, Inc. 4.625% 10/15/20	4,785,000	4,940,512
RPM International, Inc. 6.125% 10/15/19	800,000	913,353
RPM International, Inc. 6.500% 2/15/18	1,375,000	1,557,369
Valspar Corp. 7.250% 6/15/19	650,000	774,316

		34,481,189

Commercial Services — 0.6%
The ADT Corp. 2.250% 7/15/17	2,015,000	1,964,625
Brambles USA, Inc. (a) 3.950% 4/01/15	1,400,000	1,421,801
Cardtronics, Inc., Convertible (a) 1.000% 12/01/20	1,400,000	1,343,125
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	462,000	472,395
ERAC USA Finance LLC (a) 2.800% 11/01/18	455,000	465,561

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ERAC USA Finance LLC (a) 6.700% 6/01/34	$355,000	$448,396
Leidos Holdings, Inc. 4.450% 12/01/20	1,825,000	1,857,100
The Western Union Co. 5.930% 10/01/16	1,405,000	1,531,953

		9,504,956

Computers — 0.5%
Apple, Inc. 1.000% 5/03/18	2,700,000	2,633,369
Apple, Inc. 2.400% 5/03/23	1,875,000	1,772,948
SanDisk Corp., Convertible (a) 0.500% 10/15/20	2,369,000	2,835,397

		7,241,714

Cosmetics & Personal Care — 0.1%
Avon Products, Inc. 5.000% 3/15/23	400,000	391,692
Avon Products, Inc. 6.500% 3/01/19	885,000	952,388
The Procter & Gamble Co. 5.800% 8/15/34	270,000	341,144

		1,685,224

Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	170,000	175,598

Diversified Financial — 5.4%
AerCap Ireland Capital Ltd. (a) 4.500% 5/15/21	5,300,000	5,141,000
Affiliated Managers Group, Inc. 4.250% 2/15/24	1,470,000	1,509,084
Air Lease Corp. 3.375% 1/15/19	2,505,000	2,536,312
Air Lease Corp. 3.875% 4/01/21	1,825,000	1,843,250
Air Lease Corp. 5.625% 4/01/17	600,000	647,250
American Express Co. VRN 6.800% 9/01/66	200,000	213,500
American Express Co. 8.125% 5/20/19	610,000	761,885
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,520,000	1,768,341
Citigroup, Inc. 4.750% 5/19/15	590,000	605,467
Citigroup, Inc. 5.500% 10/15/14	456,000	456,847
Citigroup, Inc. 5.875% 5/29/37	550,000	639,112

	Principal Amount	Value
Citigroup, Inc. 5.875% 1/30/42	$800,000	$964,177
Citigroup, Inc. 8.125% 7/15/39	225,000	333,413
Citigroup, Inc. 8.500% 5/22/19	688,000	859,977
Eaton Vance Corp. 3.625% 6/15/23	707,000	707,350
Eaton Vance Corp. 6.500% 10/02/17	91,000	103,112
Ford Motor Credit Co. LLC 3.000% 6/12/17	1,850,000	1,909,341
General Electric Capital Corp. 5.500% 1/08/20	600,000	687,587
General Electric Capital Corp. 6.875% 1/10/39	1,495,000	2,012,100
General Motors Financial Co., Inc. 2.625% 7/10/17	1,415,000	1,421,420
General Motors Financial Co., Inc. 2.750% 5/15/16	1,320,000	1,329,900
General Motors Financial Co., Inc. 3.000% 9/25/17	1,895,000	1,913,950
The Goldman Sachs Group, Inc. 5.375% 3/15/20	900,000	1,002,032
The Goldman Sachs Group, Inc. 5.625% 1/15/17	3,540,000	3,844,479
The Goldman Sachs Group, Inc. 5.750% 1/24/22	1,600,000	1,819,480
The Goldman Sachs Group, Inc. 6.150% 4/01/18	420,000	473,575
The Goldman Sachs Group, Inc. 6.250% 2/01/41	440,000	532,938
The Goldman Sachs Group, Inc. 6.345% 2/15/34	550,000	625,220
The Goldman Sachs Group, Inc. 6.750% 10/01/37	565,000	674,490
Hyundai Capital America (a) 1.625% 10/02/15	995,000	1,001,837
Hyundai Capital America (a) 2.875% 8/09/18	910,000	932,156
Hyundai Capital America (a) 4.000% 6/08/17	1,605,000	1,694,845
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	7,240,000	7,167,600
International Lease Finance Corp. 3.875% 4/15/18	2,065,000	2,049,512
International Lease Finance Corp. 5.750% 5/15/16	6,722,000	7,024,490
Janus Capital Group, Inc. 6.700% 6/15/17	2,615,000	2,926,562
JP Morgan Chase & Co. 4.500% 1/24/22	1,500,000	1,607,140

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lazard Group LLC 4.250% 11/14/20	$3,305,000	$3,455,110
Lazard Group LLC 6.850% 6/15/17	3,348,000	3,772,235
Legg Mason, Inc. 5.625% 1/15/44	1,775,000	1,931,715
Leighton Finance USA Pty Ltd. (a) 5.950% 11/13/22	945,000	994,052
Merrill Lynch & Co., Inc. 7.750% 5/14/38	555,000	749,954
Morgan Stanley 3.800% 4/29/16	850,000	885,632
Morgan Stanley 4.200% 11/20/14	4,085,000	4,087,398
Morgan Stanley 4.350% 9/08/26	905,000	889,449
Morgan Stanley 5.450% 1/09/17	1,526,000	1,657,521
Morgan Stanley 5.625% 9/23/19	1,415,000	1,592,830
Morgan Stanley 5.750% 1/25/21	225,000	255,645
Stifel Financial Corp. 4.250% 7/18/24	995,000	1,000,673
TD Ameritrade Holding Corp. 4.150% 12/01/14	510,000	513,187

		83,526,132

Electric — 2.2%
The AES Corp. 7.750% 10/15/15	325,000	342,875
Berkshire Hathaway Energy 5.950% 5/15/37	1,525,000	1,865,331
CMS Energy Corp. 5.050% 2/15/18	1,875,000	2,058,579
Duke Energy Progress, Inc. 6.125% 9/15/33	37,000	47,161
Florida Power & Light Co. 4.950% 6/01/35	950,000	1,086,558
Georgia Power Co. 4.300% 3/15/42	717,000	716,508
IPALCO Enterprises, Inc. 5.000% 5/01/18	3,135,000	3,303,506
IPALCO Enterprises, Inc. (a) 7.250% 4/01/16	2,020,000	2,156,350
Kansas Gas & Electric Co. 5.647% 3/29/21	1,007,915	1,068,159
LG&E and KU Energy LLC 4.375% 10/01/21	1,900,000	2,044,125
Metropolitan Edison Co. (a) 4.000% 4/15/25	1,505,000	1,507,299
National Fuel Gas Co. 3.750% 3/01/23	985,000	975,316

	Principal Amount	Value
Nevada Power Co. Series N 6.650% 4/01/36	$1,000,000	$1,318,370
Niagara Mohawk Power Corp. (a) 2.721% 11/28/22	1,560,000	1,502,058
Oncor Electric Delivery Co. 6.800% 9/01/18	75,000	87,924
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	190,301
Pacific Gas & Electric Co. 5.800% 3/01/37	800,000	960,570
Pennsylvania Electric Co. (a) 4.150% 4/15/25	2,090,000	2,090,663
PPL Capital Funding, Inc. 1.900% 6/01/18	400,000	398,283
PPL Capital Funding, Inc. 5.000% 3/15/44	1,320,000	1,426,140
Puget Energy, Inc. 6.500% 12/15/20	1,985,000	2,349,319
Southern California Edison Co. 5.950% 2/01/38	820,000	1,024,383
State Grid Overseas Investment Ltd. (a) 1.750% 5/22/18	1,470,000	1,439,690
Tenaska Oklahoma I LP (a) 6.528% 12/30/14	53,901	53,943
Transelec SA (a) 4.625% 7/26/23	1,250,000	1,288,593
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	704,386	748,692
Virginia Electric and Power Co. 6.350% 11/30/37	925,000	1,228,527
Wisconsin Public Service Corp. 5.650% 11/01/17	1,405,000	1,533,858

		34,813,081

Electrical Components & Equipment — 0.2%
Anixter, Inc. 5.950% 3/01/15	2,800,000	2,842,000

Electronics — 0.5%
Amphenol Corp. 2.550% 1/30/19	1,445,000	1,454,385
Arrow Electronics, Inc. 5.125% 3/01/21	750,000	808,366
Arrow Electronics, Inc. 6.000% 4/01/20	1,195,000	1,354,599
Avnet, Inc. 4.875% 12/01/22	944,000	997,104
Jabil Circuit, Inc. 7.750% 7/15/16	1,430,000	1,573,000
Jabil Circuit, Inc. 8.250% 3/15/18	675,000	784,688
Tech Data Corp. 3.750% 9/21/17	1,345,000	1,393,018

		8,365,160

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Engineering & Construction — 0.1%
BAA Funding Ltd. (a) 2.500% 6/25/17	$1,755,000	$1,776,934

Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	750,000	793,024

Environmental Controls — 0.1%
Republic Services, Inc. 5.000% 3/01/20	40,000	44,345
Republic Services, Inc. 5.250% 11/15/21	795,000	900,788

		945,133

Foods — 0.7%
ConAgra Foods, Inc. 4.950% 8/15/20	850,000	931,289
ConAgra Foods, Inc. 6.625% 8/15/39	500,000	612,073
ConAgra Foods, Inc. 7.000% 4/15/19	755,000	895,671
Delhaize Group 6.500% 6/15/17	1,435,000	1,606,649
General Mills, Inc. 5.400% 6/15/40	65,000	73,808
Kraft Foods, Inc. 4.125% 2/09/16	1,580,000	1,648,581
Kraft Foods, Inc. 6.500% 2/09/40	381,000	477,707
Tyson Foods, Inc. 2.650% 8/15/19	485,000	485,907
Tyson Foods, Inc. 3.950% 8/15/24	1,010,000	1,011,768
Tyson Foods, Inc. 4.875% 8/15/34	745,000	766,758
Tyson Foods, Inc. 6.600% 4/01/16	1,675,000	1,812,335
WM Wrigley Jr. Co. (a) 2.400% 10/21/18	530,000	533,771

		10,856,317

Forest Products & Paper — 0.2%
Domtar Corp. 9.500% 8/01/16	230,000	257,756
Domtar Corp. 10.750% 6/01/17	245,000	296,398
International Paper Co. 4.750% 2/15/22	700,000	754,345
International Paper Co. 7.300% 11/15/39	820,000	1,055,169
International Paper Co. 9.375% 5/15/19	290,000	377,611

		2,741,279

	Principal Amount	Value
Gas — 0.2%
Boston Gas Co. (a) 4.487% 2/15/42	$700,000	$720,432
The Laclede Group, Inc. 4.700% 8/15/44	2,000,000	2,014,626

		2,735,058

Hand & Machine Tools — 0.1%
Kennametal, Inc. 2.650% 11/01/19	1,200,000	1,201,573

Health Care – Products — 0.2%
Boston Scientific Corp. 6.000% 1/15/20	950,000	1,083,115
Covidien International Finance SA 6.550% 10/15/37	95,000	123,986
Hospira, Inc. 5.200% 8/12/20	1,020,000	1,098,322
Johnson & Johnson 5.850% 7/15/38	245,000	318,183

		2,623,606

Health Care – Services — 0.5%
Cigna Corp. 5.125% 6/15/20	650,000	726,507
Howard Hughes Medical Institute 3.500% 9/01/23	1,025,000	1,056,063
Kaiser Foundation Hospitals 3.500% 4/01/22	600,000	604,818
Roche Holdings, Inc. (a) 7.000% 3/01/39	250,000	349,769
UnitedHealth Group, Inc. 2.750% 2/15/23	1,245,000	1,203,441
UnitedHealth Group, Inc. 6.875% 2/15/38	1,775,000	2,430,142
WellPoint, Inc., Convertible 2.750% 10/15/42	1,000,000	1,646,875

		8,017,615

Holding Company – Diversified — 0.1%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	1,220,000	1,392,185

Home Furnishing — 0.1%
Whirlpool Corp. 3.700% 3/01/23	870,000	873,871
Whirlpool Corp. 5.150% 3/01/43	295,000	312,608

		1,186,479

Household Products — 0.1%
Avery Dennison Corp. 3.350% 4/15/23	565,000	549,119
Jarden Corp., Convertible (a) 1.125% 3/15/34	543,000	541,303

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Jarden Corp., Convertible 1.500% 6/15/19	$150,000	$176,344

		1,266,766

Housewares — 0.1%
Newell Rubbermaid, Inc. 2.050% 12/01/17	1,250,000	1,253,846

Insurance — 3.2%
Aflac, Inc. 8.500% 5/15/19	585,000	740,397
The Allstate Corp. 5.550% 5/09/35	875,000	1,029,509
The Allstate Corp. VRN 5.750% 8/15/53	2,270,000	2,417,550
Arch Capital Group US, Inc. 5.144% 11/01/43	1,150,000	1,233,476
AXIS Specialty Finance PLC 2.650% 4/01/19	660,000	662,178
Brown & Brown, Inc. 4.200% 9/15/24	2,040,000	2,050,914
The Chubb Corp. VRN 6.375% 3/29/67	1,749,000	1,917,341
CNA Financial Corp. 3.950% 5/15/24	1,250,000	1,264,879
CNA Financial Corp. 7.350% 11/15/19	1,000,000	1,201,823
Five Corners Funding Trust (a) 4.419% 11/15/23	1,465,000	1,533,373
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/38	1,520,000	1,782,200
Liberty Mutual Group, Inc. (a) 4.250% 6/15/23	706,000	721,547
Lincoln National Corp. 4.300% 6/15/15	600,000	615,242
Lincoln National Corp. 8.750% 7/01/19	1,350,000	1,719,704
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	900,000	1,057,962
MetLife Capital Trust IV (a) 7.875% 12/15/37	2,695,000	3,449,600
Principal Financial Group, Inc. 8.875% 5/15/19	620,000	787,123
The Progressive Corp. 3.750% 8/23/21	40,000	42,229
The Progressive Corp. VRN 6.700% 6/15/37	2,589,000	2,836,573
Prudential Financial, Inc. 4.500% 11/15/20	700,000	758,344
Prudential Financial, Inc. VRN 5.200% 3/15/44	2,380,000	2,396,362
Prudential Financial, Inc. VRN 5.625% 6/15/43	1,845,000	1,922,859

	Principal Amount	Value
Prudential Financial, Inc. 6.200% 11/15/40	$500,000	$611,754
Prudential Financial, Inc. VRN 8.875% 6/15/38	1,930,000	2,328,062
QBE Capital Funding III Ltd. VRN (a) 7.250% 5/24/41	1,425,000	1,553,250
QBE Insurance Group Ltd. (a) 2.400% 5/01/18	900,000	900,373
Reinsurance Group of America, Inc. 4.700% 9/15/23	1,270,000	1,353,268
Reinsurance Group of America, Inc. 5.000% 6/01/21	1,775,000	1,947,613
Reinsurance Group of America, Inc. 6.450% 11/15/19	1,675,000	1,960,127
The Travelers Cos., Inc. 6.250% 6/15/37	775,000	994,697
USF&G Capital I (a) 8.500% 12/15/45	1,015,000	1,475,926
Voya Financial, Inc. 5.500% 7/15/22	900,000	1,014,618
Voya Financial, Inc. VRN 5.650% 5/15/53	1,510,000	1,517,550
Willis Group Holdings PLC 4.125% 3/15/16	530,000	550,497
Willis North America, Inc. 7.000% 9/29/19	706,000	823,480

		49,172,400

Internet — 0.8%
Baidu, Inc. 2.750% 6/09/19	440,000	436,906
Baidu, Inc. 3.250% 8/06/18	1,965,000	2,023,142
Expedia, Inc. 4.500% 8/15/24	6,190,000	6,134,891
Expedia, Inc. 7.456% 8/15/18	3,420,000	3,999,690

		12,594,629

Investment Companies — 0.5%
FS Investment Corp. 4.000% 7/15/19	2,720,000	2,717,304
Xstrata Finance Canada Ltd. (a) 2.050% 10/23/15	1,700,000	1,719,001
Xstrata Finance Canada Ltd. (a) 2.850% 11/10/14	1,800,000	1,803,996
Xstrata Finance Canada Ltd. (a) 5.800% 11/15/16	1,023,000	1,114,139

		7,354,440

Iron & Steel — 1.2%
Allegheny Technologies, Inc. 9.375% 6/01/19	710,000	866,718
ArcelorMittal 4.250% 8/05/15	4,107,000	4,173,739

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ArcelorMittal 5.000% 2/25/17	$245,000	$253,550
ArcelorMittal 5.750% 8/05/20	1,700,000	1,774,375
ArcelorMittal 9.500% 2/15/15	3,080,000	3,164,700
Cliffs Natural Resources, Inc. 4.200% 1/15/18	1,500,000	1,290,000
Commercial Metals Co. 6.500% 7/15/17	855,000	914,850
Reliance Steel & Aluminum Co. 4.500% 4/15/23	1,125,000	1,156,543
Reliance Steel & Aluminum Co. 6.200% 11/15/16	2,562,000	2,758,639
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,536,000	1,755,476
Tupy Overseas SA (a) 6.625% 7/17/24	350,000	356,125

		18,464,715

Leisure Time — 0.1%
Carnival Corp. 1.875% 12/15/17	1,100,000	1,101,360

Lodging — 0.9%
Choice Hotels International, Inc. 5.700% 8/28/20	1,500,000	1,625,625
Marriott International, Inc. 3.250% 9/15/22	2,000,000	1,982,312
Marriott International, Inc. 3.375% 10/15/20	1,440,000	1,477,626
Marriott International, Inc. 5.810% 11/10/15	425,000	447,300
Marriott International, Inc. 6.200% 6/15/16	2,003,000	2,170,028
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	305,000	353,573
Wyndham Worldwide Corp. 2.500% 3/01/18	1,605,000	1,609,900
Wyndham Worldwide Corp. 2.950% 3/01/17	550,000	564,942
Wyndham Worldwide Corp. 6.000% 12/01/16	9,000	9,831
Wynn Las Vegas LLC 7.750% 8/15/20	3,450,000	3,661,313

		13,902,450

Machinery – Diversified — 0.4%
CNH Industrial Capital LLC 3.250% 2/01/17	725,000	714,125
CNH Industrial Capital LLC (a) 3.375% 7/15/19	1,595,000	1,503,288
CNH Industrial Capital LLC 3.625% 4/15/18	902,000	881,705

	Principal Amount	Value
CNH Industrial Capital LLC 6.250% 11/01/16	$1,705,000	$1,794,512
Xylem, Inc. 3.550% 9/20/16	1,265,000	1,324,235
Xylem, Inc. 4.875% 10/01/21	585,000	634,605

		6,852,470

Manufacturing — 1.2%
Bombardier, Inc. (a) 4.250% 1/15/16	1,750,000	1,776,250
Harsco Corp 2.700% 10/15/15	7,308,000	7,280,595
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	960,000	1,124,329
Textron, Inc. 4.625% 9/21/16	5,000,000	5,321,665
Textron, Inc. 6.200% 3/15/15	3,000,000	3,075,606

		18,578,445

Media — 0.8%
21st Century Fox America Co. 6.900% 8/15/39	525,000	674,571
CBS Corp. 7.875% 7/30/30	970,000	1,314,418
Comcast Corp. 6.400% 5/15/38	1,035,000	1,320,197
Globo Comunicacao e Participacoes SA (a) 4.875% 4/11/22	2,100,000	2,157,750
Globo Comunicacao e Participacoes SA STEP (a) 6.250% 7/29/49	2,110,000	2,175,937
Grupo Televisa SAB 6.625% 1/15/40	164,000	197,389
NBCUniversal Media LLC 6.400% 4/30/40	100,000	128,795
Time Warner Cable, Inc. 6.750% 6/15/39	655,000	841,492
Time Warner Cable, Inc. 8.250% 4/01/19	235,000	292,686
Time Warner Cable, Inc. 8.750% 2/14/19	365,000	459,466
Time Warner, Inc. 4.700% 1/15/21	900,000	984,948
Time Warner, Inc. 6.100% 7/15/40	950,000	1,101,303
Time Warner, Inc. 6.250% 3/29/41	15,000	17,689
Viacom, Inc. 6.250% 4/30/16	1,188,000	1,285,665

		12,952,306

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Mining — 0.3%
Freeport-McMoRan, Inc. 5.450% 3/15/43	$1,210,000	$1,233,751
Freeport-McMoRan, Inc. 2.375% 3/15/18	810,000	812,056
Vale Overseas Ltd. 6.250% 1/23/17	1,626,000	1,791,331
Vale Overseas Ltd. 6.875% 11/10/39	490,000	556,312
Vulcan Materials Co. 6.500% 12/01/16	109,000	117,720

		4,511,170

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc. 4.625% 3/15/24	1,875,000	1,900,609
Pitney Bowes, Inc. 4.750% 1/15/16	1,140,000	1,195,212
Pitney Bowes, Inc. 4.750% 5/15/18	275,000	293,751
Pitney Bowes, Inc. 5.750% 9/15/17	188,000	206,957

		3,596,529

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	100,000	115,731

Oil & Gas — 3.1%
Anadarko Petroleum Corp. 6.450% 9/15/36	900,000	1,096,755
Chesapeake Energy Corp. 3.250% 3/15/16	3,350,000	3,358,375
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	360,000	343,575
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	3,530,000	3,558,681
Conoco, Inc. 6.950% 4/15/29	230,000	307,023
ConocoPhillips 6.500% 2/01/39	675,000	883,643
Devon Energy Corp. 5.600% 7/15/41	1,145,000	1,276,445
Devon Energy Corp. 6.300% 1/15/19	660,000	763,340
Ecopetrol SA 4.250% 9/18/18	290,000	307,400
EQT Corp. 4.875% 11/15/21	835,000	912,365
Motiva Enterprises LLC (a) 5.750% 1/15/20	1,285,000	1,444,999
Motiva Enterprises LLC (a) 6.850% 1/15/40	945,000	1,242,934

	Principal Amount	Value
Newfield Exploration Co. 6.875% 2/01/20	$1,700,000	$1,772,250
Nexen, Inc. 7.500% 7/30/39	145,000	199,992
Pemex Project Funding Master Trust 6.625% 6/15/38	202,000	233,815
Petrobras Global Finance BV 2.000% 5/20/16	1,480,000	1,479,926
Petrobras Global Finance BV 3.000% 1/15/19	825,000	803,558
Petrobras Global Finance BV 3.250% 3/17/17	4,695,000	4,751,199
Petrobras International Finance Co. 3.875% 1/27/16	1,275,000	1,304,963
Petrobras International Finance Co. 6.750% 1/27/41	2,210,000	2,269,670
Petroleos Mexicanos (a) 3.125% 1/23/19	395,000	404,875
Petroleos Mexicanos 5.500% 1/21/21	1,690,000	1,859,845
Petroleos Mexicanos (a) 6.375% 1/23/45	640,000	723,712
Phillips 66 5.875% 5/01/42	700,000	829,514
Pioneer Natural Resources Co. 5.875% 7/15/16	1,370,000	1,477,377
Pride International, Inc. 6.875% 8/15/20	2,000,000	2,357,936
Rowan Cos., Inc. 4.875% 6/01/22	2,700,000	2,804,944
Rowan Cos., Inc. 5.000% 9/01/17	1,400,000	1,512,651
Shell International Finance BV 5.500% 3/25/40	450,000	542,238
Talisman Energy, Inc. 5.500% 5/15/42	900,000	916,144
Transocean, Inc. 4.950% 11/15/15	3,455,000	3,587,910
Transocean, Inc. 5.050% 12/15/16	1,500,000	1,598,856
Valero Energy Corp. 6.125% 2/01/20	1,145,000	1,327,838

		48,254,748

Oil & Gas Services — 0.9%
Baker Hughes, Inc. 5.125% 9/15/40	1,100,000	1,225,530
Hornbeck Offshore Services, Inc. 1.500% 9/01/19	1,280,000	1,252,800
SEACOR Holdings, Inc. (a) 3.000% 11/15/28	175,000	162,531
SESI LLC 6.375% 5/01/19	725,000	754,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Superior Energy Services, Inc. 7.125% 12/15/21	$5,789,000	$6,396,845
Weatherford International Ltd. 4.500% 4/15/22	1,000,000	1,041,113
Weatherford International Ltd. 5.950% 4/15/42	1,685,000	1,809,882
Weatherford International Ltd. 6.000% 3/15/18	725,000	815,548

		13,458,249

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (a) 5.350% 4/01/20	685,000	767,982

Pharmaceuticals — 0.8%
AbbVie, Inc. 4.400% 11/06/42	750,000	704,602
McKesson Corp. 1.292% 3/10/17	660,000	657,660
McKesson Corp. 2.284% 3/15/19	675,000	670,077
McKesson Corp. 3.796% 3/15/24	550,000	554,617
McKesson Corp. 4.750% 3/01/21	850,000	946,234
McKesson Corp. 4.883% 3/15/44	500,000	514,852
McKesson Corp. 6.000% 3/01/41	800,000	943,599
Merck Sharp & Dohme Corp. 5.850% 6/30/39	255,000	318,237
Mylan, Inc. (a) 7.875% 7/15/20	4,250,000	4,635,828
Pfizer, Inc. 7.200% 3/15/39	970,000	1,369,797
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	630,000	757,494
Zoetis, Inc. 3.250% 2/01/23	625,000	611,220

		12,684,217

Pipelines — 2.0%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	4,270,000	4,382,087
Alliance Pipeline LP (a) 6.996% 12/31/19	677,445	764,230
Boardwalk Pipelines LLC 5.500% 2/01/17	914,000	983,154
Boardwalk Pipelines LP 5.875% 11/15/16	2,670,000	2,890,814
CenterPoint Energy Resources Corp. 4.500% 1/15/21	650,000	710,776
CenterPoint Energy Resources Corp. 5.850% 1/15/41	645,000	792,784

	Principal Amount	Value
DCP Midstream LLC (a) 9.750% 3/15/19	$70,000	$89,635
DCP Midstream Operating LLC 3.875% 3/15/23	225,000	225,273
Duke Energy Field Services LLC (a) 5.375% 10/15/15	500,000	522,540
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,900,000	2,994,346
Energy Transfer Partners LP FRN 3.257% 11/01/66	2,000,000	1,872,500
Enterprise Products Operating LP 3.200% 2/01/16	600,000	619,359
Enterprise Products Operating LP 5.950% 2/01/41	630,000	749,889
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	868,000	880,011
Kinder Morgan Energy Partners LP 6.500% 2/01/37	571,000	647,505
Kinder Morgan Energy Partners LP 6.950% 1/15/38	65,000	75,822
Kinder Morgan Finance Co. LLC (a) 6.000% 1/15/18	3,900,000	4,246,125
Magellan Midstream Partners LP 6.550% 7/15/19	1,125,000	1,321,843
ONEOK Partners LP 3.250% 2/01/16	600,000	618,640
Texas Eastern Transmission LP (a) 6.000% 9/15/17	850,000	946,654
TransCanada PipeLines Ltd. 6.200% 10/15/37	840,000	1,008,882
The Williams Cos., Inc. 3.700% 1/15/23	830,000	784,037
Williams Partners LP 5.250% 3/15/20	2,045,000	2,270,833

		30,397,739

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	1,050,000	1,124,691
Post Apartment Homes LP 3.375% 12/01/22	600,000	583,965

		1,708,656

Real Estate Investment Trusts (REITS) — 1.7%
American Tower Corp. 3.400% 2/15/19	1,245,000	1,271,979
American Tower Corp. 3.450% 9/15/21	3,025,000	2,965,719
American Tower Corp. 4.500% 1/15/18	1,900,000	2,028,286
ARC Properties Operating Partnership LP/Clark Acquisition LLC (a) 2.000% 2/06/17	1,530,000	1,529,155

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ARC Properties Operating Partnership LP/Clark Acquisition LLC (a) 3.000% 2/06/19	$765,000	$759,502
Boston Properties LP 4.125% 5/15/21	840,000	889,178
Brandywine Operating Partners LP 4.950% 4/15/18	1,100,000	1,185,643
DDR Corp. 4.750% 4/15/18	1,400,000	1,510,305
DDR Corp. 7.875% 9/01/20	1,600,000	1,988,171
DDR Corp. 9.625% 3/15/16	1,730,000	1,942,020
Duke Realty LP 8.250% 8/15/19	1,975,000	2,447,424
ERP Operating LP 4.625% 12/15/21	600,000	654,546
Federal Realty Investment Trust 5.900% 4/01/20	455,000	528,623
HCP, Inc. 2.625% 2/01/20	1,415,000	1,394,313
Highwoods Realty LP 5.850% 3/15/17	2,600,000	2,854,282
ProLogis LP 2.750% 2/15/19	610,000	616,083
Simon Property Group LP 5.650% 2/01/20	225,000	258,945
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	800,000	833,716

		25,657,890

Retail — 1.3%
Bed Bath & Beyond, Inc. 3.749% 8/01/24	460,000	456,098
Bed Bath & Beyond, Inc. 5.165% 8/01/44	915,000	895,930
CVS Health Corp. 6.125% 9/15/39	895,000	1,102,540
CVS Pass-Through Trust (a) 5.926% 1/10/34	2,246,451	2,605,344
El Puerto de Liverpool SAB de CV (a) (c) 3.950% 10/02/24	2,975,000	2,945,250
The Home Depot, Inc. 5.950% 4/01/41	800,000	996,622
Macy’s Retail Holdings, Inc. 7.450% 7/15/17	860,000	990,189
McDonald’s Corp. 6.300% 10/15/37	645,000	829,689
O’Reilly Automotive, Inc. 3.850% 6/15/23	759,000	774,501
O’Reilly Automotive, Inc. 4.875% 1/14/21	875,000	954,406

	Principal Amount	Value
QVC, Inc. 3.125% 4/01/19	$1,075,000	$1,078,731
QVC, Inc. 4.375% 3/15/23	1,140,000	1,137,363
QVC, Inc. (a) 4.450% 2/15/25	1,225,000	1,209,166
QVC, Inc. 5.125% 7/02/22	750,000	787,942
Tiffany & Co. (a) 4.900% 10/01/44	1,140,000	1,138,344
Wal-Mart Stores, Inc. 5.625% 4/01/40	2,085,000	2,527,137

		20,429,252

Savings & Loans — 0.3%
Glencore Funding LLC (a) 1.700% 5/27/16	1,593,000	1,603,808
Glencore Funding LLC (a) 2.500% 1/15/19	1,841,000	1,802,192
Glencore Funding LLC (a) 3.125% 4/29/19	1,040,000	1,040,624

		4,446,624

Semiconductors — 0.7%
Applied Materials, Inc. 5.850% 6/15/41	1,500,000	1,792,347
Intel Corp. 3.250% 8/01/39	1,403,000	2,352,656
Micron Technology, Inc., Convertible 2.125% 2/15/33	1,752,000	5,504,565
Micron Technology, Inc., Convertible 3.000% 11/15/43	566,000	744,290

		10,393,858

Software — 0.4%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	745,000	774,188
CA, Inc. 2.875% 8/15/18	835,000	846,411
CA, Inc. 5.375% 12/01/19	2,115,000	2,348,318
Citrix Systems, Inc., Convertible (a) 0.500% 4/15/19	2,340,000	2,553,525
Microsoft Corp. 3.000% 10/01/20	525,000	544,677

		7,067,119

Telecommunications — 2.6%
America Movil SAB de CV 5.000% 3/30/20	730,000	798,846
America Movil SAB de CV 6.125% 3/30/40	760,000	884,959
AT&T, Inc. 6.500% 9/01/37	1,485,000	1,804,236

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
AT&T, Inc. 6.550% 2/15/39	$1,005,000	$1,260,342
British Telecom PLC 9.625% 12/15/30	1,050,000	1,648,789
CenturyLink, Inc. 6.150% 9/15/19	760,000	813,200
Cisco Systems, Inc. 5.500% 1/15/40	485,000	563,080
Deutsche Telekom International Finance BV 8.750% 6/15/30	290,000	421,654
Embarq Corp. 7.082% 6/01/16	561,000	610,977
Embarq Corp. 7.995% 6/01/36	200,000	216,180
ENTEL Chile SA (a) 4.875% 10/30/24	1,400,000	1,434,871
Juniper Networks, Inc. 4.600% 3/15/21	700,000	745,860
Juniper Networks, Inc. 5.950% 3/15/41	1,000,000	1,092,745
Rogers Communications, Inc. 7.500% 8/15/38	160,000	215,807
Sprint Communications, Inc. (a) 9.000% 11/15/18	2,925,000	3,378,375
Telecom Italia Capital 6.000% 9/30/34	153,000	149,749
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	1,250,000	1,304,539
Telefonica Emisiones SAU 3.192% 4/27/18	4,000,000	4,125,468
Telefonica Emisiones SAU 3.992% 2/16/16	1,900,000	1,977,123
Telefonica Emisiones SAU 5.462% 2/16/21	650,000	723,876
Verizon Communications, Inc. (a) 2.625% 2/21/20	1,866,000	1,842,591
Verizon Communications, Inc. (a) 4.862% 8/21/46	1,366,000	1,369,867
Verizon Communications, Inc. (a) 5.012% 8/21/54	1,222,000	1,227,801
Verizon Communications, Inc. 5.150% 9/15/23	1,495,000	1,655,517
Verizon Communications, Inc. 6.550% 9/15/43	1,218,000	1,521,759
Verizon Communications, Inc. 8.750% 11/01/18	1,180,000	1,470,795
Virgin Media Finance PLC 8.375% 10/15/19	4,900,000	5,118,050
WCP Wireless Site Funding (a) 4.141% 11/15/40	1,429,830	1,456,260

		39,833,316

	Principal Amount	Value
Transportation — 0.7%
Asciano Finance (a) 3.125% 9/23/15	$1,300,000	$1,323,961
Asciano Finance (a) 4.625% 9/23/20	845,000	894,827
Asciano Finance (a) 5.000% 4/07/18	1,650,000	1,777,578
Burlington Northern Santa Fe LLC 6.750% 3/15/29	1,053,000	1,322,266
Con-way, Inc. 7.250% 1/15/18	1,760,000	2,025,271
CSX Corp. 7.250% 5/01/27	733,000	926,768
Norfolk Southern Corp. 2.903% 2/15/23	116,000	112,177
Norfolk Southern Corp. 4.837% 10/01/41	19,000	20,385
Norfolk Southern Corp. 6.000% 5/23/2111	500,000	600,995
Ryder System, Inc. 2.550% 6/01/19	480,000	480,659
Union Pacific Corp. 4.000% 2/01/21	700,000	757,765

		10,242,652

Trucking & Leasing — 0.6%
GATX Corp. 2.375% 7/30/18	1,175,000	1,181,983
GATX Corp. 3.500% 7/15/16	1,650,000	1,718,175
GATX Corp. 3.900% 3/30/23	735,000	747,892
GATX Corp. 4.750% 5/15/15	905,000	927,657
GATX Corp. 4.750% 6/15/22	1,200,000	1,297,242
Penske Truck Leasing Co. LP/PTL Finance Corp. (a) 2.500% 6/15/19	2,025,000	2,013,581
TTX Co. (a) 4.150% 1/15/24	1,730,000	1,806,838

		9,693,368

TOTAL CORPORATE DEBT (Cost $657,192,419)		689,806,294

MUNICIPAL OBLIGATIONS — 1.1%
JobsOhio Beverage System Series B 4.532% 1/01/35	5,550,000	5,784,765
New York City Municipal Water Finance Authority BAB 5.882% 6/15/44	390,000	493,159
State of California 5.950% 4/01/16	895,000	963,897

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
State of California BAB 7.550% 4/01/39	$505,000	$736,391
State of California BAB 7.600% 11/01/40	3,925,000	5,803,858
State of Illinois 5.365% 3/01/17	2,910,000	3,134,245

		16,916,315

TOTAL MUNICIPAL OBLIGATIONS (Cost $16,303,836)		16,916,315

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.6%
Automobile ABS — 0.8%
American Credit Acceptance Receivables Trust, Series 2014-3, Class A (a) 0.990% 8/10/18	3,526,204	3,524,337
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (a) 2.500% 2/20/21	1,600,000	1,584,641
Capital Automotive REIT, Series 2012-1A, Class A (a) 4.700% 7/15/42	1,801,390	1,858,513
CFC LLC, Series 2014-2A, Class A (a) 1.440% 11/16/20	2,276,035	2,264,369
CPS Auto Trust, Series 2014-A, Class A (a) 1.210% 8/15/18	1,552,728	1,550,699
CPS Auto Trust, Series 2011-B, Class A (a) 3.680% 9/17/18	443,579	452,003
Rental Car Finance Corp., Series 2011-1A, Class A1 (a) 2.510% 2/25/16	983,333	986,796

		12,221,358

Commercial MBS — 6.0%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.948% 2/10/51	2,177,056	2,382,725
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.470% 2/10/51	1,445,000	1,604,397
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	742,584	749,539

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	$2,790,000	$2,992,947
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	1,295,000	1,388,930
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4 VRN 5.471% 1/12/45	750,000	813,227
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	2,765,000	2,949,477
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	1,000,000	1,097,871
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	2,150,000	2,364,000
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	1,170,000	1,284,446
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.929% 9/11/38	2,375,000	2,526,437
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AM VRN 6.084% 6/11/50	1,660,000	1,845,578
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	2,176,000	2,266,816
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	1,320,000	1,448,095
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, CMO, VRN 5.948% 6/10/46	1,256,096	1,331,906
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.989% 12/10/49	3,693,000	4,074,557

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (a) 4.238% 1/10/34	$1,100,000	$1,153,338
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	1,938,281	1,948,275
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	2,160,000	2,234,929
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2 3.642% 8/10/44	1,600,000	1,667,431
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	674,745	696,764
DBUBS Mortgage Trust, Series 2011-LC1A, Class B VRN (a) 5.471% 11/10/46	860,000	969,729
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A4 VRN 6.014% 7/10/38	3,734,889	3,964,467
GS Mortgage Securities Corp., Series 2014-4R, Class AS 0.335% 1/26/34	1,985,000	1,901,828
GS Mortgage Securities Corp. II, Series 2012-GC6, Class AS (a) 4.948% 1/10/45	800,000	880,187
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	644,944	666,004
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class AM 4.780% 7/15/42	200,000	204,299
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	3,000,000	3,194,316
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	1,675,000	1,798,128
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4 VRN 5.651% 2/12/39	319,090	333,543
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 6.066% 6/12/46	1,579,636	1,673,302

	Principal Amount	Value
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AM VRN 5.456% 7/12/46	$1,315,000	$1,405,463
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	1,800,000	1,979,671
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	825,000	904,156
Morgan Stanley Capital I, Series 2006-IQ12, Class A4 5.332% 12/15/43	1,097,706	1,174,831
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	1,525,000	1,641,124
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	895,162	902,803
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.455% 1/11/43	1,375,000	1,544,186
STRIPs Ltd., Series 2012-1A, Class A (a) 1.500% 12/25/44	1,206,106	1,194,045
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.573% 8/15/39	319,014	321,068
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.573% 8/15/39	1,525,000	1,582,862
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $1,500,000) (a) (d) 2.750% 7/20/30	1,186,110	1,186,159
VNO Mortgage Trust, Series 2013-PENN, Class A (a) 3.808% 12/13/29	1,610,000	1,687,085
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	2,220,000	2,337,311
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.499% 12/15/44	2,450,000	2,556,125
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	4,525,000	4,837,953
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	1,530,000	1,662,282

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class AM VRN 5.896% 5/15/43	$1,250,000	$1,320,840
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.140% 2/15/51	2,168,562	2,342,330
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.140% 2/15/51	1,775,000	1,938,637
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class AM VRN 6.170% 6/15/45	1,345,000	1,432,506
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	478,977	498,067
Wells Fargo Reremic Trust, Series 2012-IO, Class A (a) 1.750% 8/20/21	938,101	938,523
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	1,997,629	2,056,296
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	1,225,000	1,262,339

		93,114,150

Home Equity ABS — 2.2%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.880% 1/25/35	2,906,656	2,743,821
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.425% 8/25/35	546,058	541,425
ACE Securities Corp., Series 2005-ASP1, Class A2D FRN 0.505% 9/25/35	166,760	166,686
Ameriquest Mortgage Securities, Inc., Series 2005-R10, Class A2B FRN 0.458% 1/25/36	32,243	31,912
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.895% 11/25/34	131,219	131,154
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.815% 6/25/35	569,354	564,141
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.602% 4/28/39	1,770,000	1,734,682

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE2, Class A FRN (a) 0.555% 5/25/35	$135,815	$135,473
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.565% 12/25/33	319,840	319,202
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.585% 7/25/35	650,624	632,924
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.605% 8/25/35	739,176	722,052
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.615% 9/25/34	254,614	252,915
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.645% 12/25/35	280,469	279,003
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.055% 2/25/35	773,329	704,557
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (a) 0.445% 7/25/36	650,537	647,751
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.575% 5/25/36	2,053,858	2,001,549
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.605% 7/25/35	1,934,289	1,894,975
First Franklin Mortgage Loan Trust, Series 2005-FF2, Class M3 FRN 0.875% 3/25/35	1,190,000	1,114,323
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.395% 1/25/36	628,368	609,873
GSAMP Trust, Series 2005-HE5, Class M1 FRN 0.575% 11/25/35	880,000	827,780
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.585% 4/25/35	542,068	516,275
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.325% 8/25/36	534,085	527,278
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.815% 10/25/35	402,939	401,015
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (a) 0.935% 12/25/32	839,410	832,862

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.435% 8/25/45	$13,495	$13,495
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.950% 2/25/35	1,576,342	1,510,302
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.980% 6/25/35	2,669,362	2,568,941
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.875% 3/25/35	2,070,000	1,919,702
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (a) 0.887% 6/28/35	1,980,437	1,951,922
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 0.917% 6/28/35	1,300,000	1,207,622
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.905% 7/25/35	1,678,351	1,661,488
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.709% 10/25/28	617	619
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.625% 5/25/35	56,814	56,574
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.415% 9/25/35	957,289	953,896
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.535% 8/25/35	805,622	795,018
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.655% 3/25/35	696,884	686,636
Residential Asset Mortgage Products, Inc., Series 2005-EFC5, Class M1 FRN 0.555% 10/25/35	1,795,000	1,720,723
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.405% 1/25/36	15,796	15,784
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.495% 3/25/36	128,206	128,154
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.515% 8/25/35	621,348	618,256

		34,142,760

	Principal Amount	Value
Other ABS — 6.4%
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (a) 1.763% 7/20/26	$2,500,000	$2,504,992
Alterna Funding I LLC, Series 2014-1A, Class NOTE (a) 1.639% 2/15/21	2,144,469	2,139,108
Apidos CLO XV, Series 2013-15A, Class A1 FRN (a) 1.584% 10/20/25	1,000,000	994,539
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (a) 4.277% 9/05/44	2,800,000	2,773,378
ARL Second LLC, Series 2014-1A, Class A1 (a) 2.920% 6/15/44	1,266,551	1,260,724
Ascentium Equipment Receivables LLC, Series 2014-1A, Class A2 (a) 1.040% 1/10/17	1,350,000	1,348,772
Avery Point CLO Ltd., Series 2014-5A, Class A FRN (a) 1.696% 7/17/26	2,500,000	2,497,192
Avery Point III CLO Ltd., Series 2013-3A, Class A FRN (a) 1.634% 1/18/25	1,400,000	1,393,505
BCC Funding VIII LLC, Series 2014-1A, Class A (a) 1.794% 6/20/20	1,169,168	1,167,414
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (a) 1.674% 7/15/26	2,415,000	2,414,981
Blue Hill CLO Ltd., Series 2013-1A, Class A FRN (a) 1.714% 1/15/26	1,400,000	1,400,500
BlueMountain CLO Ltd., Series 2013-2A, Class A FRN (a) 1.432% 1/22/25	1,100,000	1,087,773
BlueMountain CLO Ltd., Series 2013-3A, Class A FRN (a) 1.627% 10/29/25	725,000	723,772
Cajun Global LLC, Series 2011-1A, Class A2 (a) 5.955% 2/20/41	520,909	536,390
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (a) 1.753% 4/17/25	3,765,000	3,767,884
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (a) 4.474% 3/20/43	434,988	442,165
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.334% 8/18/21	1,277,706	1,274,154

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CLI Funding V LLC, Series 2014-1A, Class A (a) 3.290% 6/18/29	$1,873,563	$1,860,690
Consumers Securitization Funding LLC, Series 2014-A, Class A2 2.962% 11/01/25	1,300,000	1,304,060
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (a) 5.216% 1/25/42	3,169,300	3,338,724
Drug Royalty Corp., Inc., Series 2012-1, Class A2 (a) 5.800% 7/15/24	1,015,897	1,049,251
Eaton Vance CLO, Series 2014-1A, Class A FRN (a) 1.685% 7/15/26	3,300,000	3,296,353
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (a) 4.212% 10/15/42	3,196,084	3,190,591
Galaxy XII CLO Ltd., Series 2012-12A, Class A FRN (a) 1.632% 5/19/23	1,150,000	1,147,524
Global Container Assets Ltd., Series 2013-1A, Class A1 (a) 2.200% 11/05/28	1,612,945	1,622,647
Global SC Finance II SRL, Series 2014-1A, Class A1 (a) 3.190% 7/17/29	1,593,000	1,581,625
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (a) 1.384% 4/25/25	4,060,000	4,009,112
Henderson Receivables II LLC, Series 2014-2A, Class A (a) 3.610% 1/17/73	1,830,000	1,821,106
Hercules Capital Funding Trust, Series 2012-1A, Class A (a) 3.320% 12/16/17	653,057	655,098
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.406% 6/02/17	2,125,000	2,157,723
Hilton Grand Vacations Trust, Series 2013-A, Class A (a) 2.280% 1/25/26	1,019,612	1,025,072
Icon Brand Holdings LLC, Series 2012-1A, Class A (a) 4.229% 1/25/43	2,078,795	2,084,908
ING Investment Management CLO Ltd., Series 2012-3A, Class A FRN (a) 1.684% 10/15/22	700,000	699,948
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (a) 1.684% 1/18/26	2,025,000	2,023,682

	Principal Amount	Value
LCM Ltd., Series 10AR, Class AR FRN (a) 1.494% 4/15/22	$3,500,000	$3,499,944
LCM Ltd., Series 16A, Class A FRN (a) 1.758% 7/15/26	3,200,000	3,201,123
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (a) 1.682% 7/20/26	3,200,000	3,197,578
Marriott Vacation Club Owner Trust, Series 2012-1A, Class A (a) 2.510% 5/20/30	1,203,584	1,218,374
New York City Tax Lien, Series 2012-AA, Class A (a) 1.230% 11/10/25	291,603	291,322
Nomad CLO Ltd., Series 2013-1A, Class A1 FRN (a) 1.434% 1/15/25	2,575,000	2,550,625
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (a) 1.354% 4/20/25	2,410,000	2,376,219
OHA Loan Funding Ltd., Series 2013-1A, Class A FRN (a) 1.483% 7/23/25	1,930,000	1,912,462
Orange Lake Timeshare Trust, Series 2014-AA, Class A (a) 2.290% 7/09/29	828,687	828,569
PFS Financing Corp., Series 2011-BA, Class A FRN (a) 1.654% 10/17/16	600,000	599,691
Race Point CLO Ltd., Series 2012-7A, Class A FRN (a) 1.645% 11/08/24	1,300,000	1,297,648
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (a) 1.482% 2/20/25	700,000	694,236
Sierra Receivables Funding Co. LLC, Series 2014-1A, Class A (a) 2.070% 3/20/30	1,480,144	1,479,944
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (a) 2.840% 11/20/28	388,751	395,414
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (a) 3.350% 4/20/26	830,513	849,418
Sonic Capital LLC, Series 2011-1A, Class A2 (a) 5.438% 5/20/41	1,848,962	1,970,360
SpringCastle America Funding LLC, Series 2014-AA, Class A (a) (c) 2.700% 5/25/23	3,900,000	3,899,744
Springleaf Funding Trust, Series 2013-AA, Class A (a) 2.580% 9/15/21	1,625,000	1,636,471

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Structured Receivables Finance LLC, Series 2010-B, Class A (a) 3.730% 8/15/36	$579,772	$599,741
SVO VOI Mortgage Corp., Series 2012-AA, Class A (a) 2.000% 9/20/29	1,936,893	1,926,174
TAL Advantage LLC, Series 2006-1A FRN (a) 0.346% 4/20/21	380,000	376,638
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (a) 2.554% 10/15/15	2,419,000	2,437,447
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	1,089,991	1,143,844
Westgate Resorts LLC, Series 2012-2A, Class A (a) 3.000% 1/20/25	587,664	591,514

		99,569,857

Student Loans ABS — 2.9%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.365% 8/25/26	273,977	273,034
Access Group, Inc., Series 2005-2, Class A3 FRN 0.415% 11/22/24	1,189,721	1,183,237
Access Group, Inc., Series 2003-A, Class A3 FRN 1.225% 7/01/38	1,065,745	979,844
College Loan Corp. Trust, Series 2002-1, Class B1 FRN (a) 1.636% 3/01/42	1,200,000	996,000
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.657% 1/25/47	2,075,000	1,743,000
College Loan Corp. Trust I, Series 2002-2, Class A29 FRN (a) 0.005% 3/01/42	950,000	931,640
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.450% 6/15/43	2,475,000	2,444,199
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.520% 6/15/43	1,700,000	1,672,120
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.654% 6/15/43	2,600,000	2,593,500
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.892% 6/15/43	1,000,000	943,240

	Principal Amount	Value
Education Loan Asset-Backed Trust I, Series 2003-1, Class A2 FRN (a) 1.380% 2/01/43	$1,300,000	$1,238,804
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1 FRN (a) 1.655% 8/01/43	1,950,000	1,880,178
GCO Education Loan Funding Trust, Series 2006-2A, Class A2L FRN (a) 0.335% 8/25/25	400,800	400,024
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.355% 11/25/26	1,378,465	1,372,648
Higher Education Funding I, Series 2004-1, Class B2 FRN (a) 0.047% 1/01/44	600,000	493,561
Higher Education Funding I, Series 2004-1, Class B1 FRN (a) 0.072% 1/01/44	600,000	511,118
Mississippi Higher Education Assistance Corp., Series 2014-1, Class A1 FRN 0.835% 10/25/35	2,265,767	2,269,873
Nelnet Student Loan Trust, Series 2014-6A, Class A FRN (a) 0.805% 11/25/47	4,165,251	4,143,033
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 0.955% 4/25/46	701,073	707,036
Nelnet Student Loan Trust, Series 2014-5A, Class B FRN (a) 1.655% 5/25/49	1,200,000	1,076,014
Nelnet Student Loan Trust, Series 2014-3A, Class B FRN (a) 1.655% 10/25/50	850,000	787,162
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.448% 5/28/26	550,210	549,516
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.404% 7/15/36	4,231,693	4,204,826
SLC Student Loan Trust, Series 2006-A, Class B FRN 0.534% 7/15/36	697,000	662,224
SLM Private Education Loan Trust, Series 2013-R1, Class A FRN (a) 1.655% 3/25/33	1,054,831	1,065,250
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 0.304% 12/15/16	100,000	99,969
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 0.304% 12/15/16	100,000	99,969

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 0.306% 12/15/16	$100,000	$99,969
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 0.306% 12/15/16	100,000	99,969
SLM Student Loan Trust, Series 2007-3, Class B FRN 0.384% 1/25/28	2,600,000	2,279,106
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.656% 6/25/43	1,970,000	1,962,335
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.660% 9/15/28	600,000	600,000
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.654% 6/17/30	450,000	436,949
South Carolina Student Loan Corp., Series 2014-1, Class A2 FRN 1.168% 1/03/33	2,030,000	2,020,798
South Carolina Student Loan Corp., Series 2014-1, Class B FRN 1.668% 8/01/35	1,300,000	1,225,132
US Education Loan Trust LLC, Series 2006-1, Class A2 FRN (a) 0.364% 3/01/25	410,928	410,459

		44,455,736

WL Collateral CMO — 0.2%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.678% 8/25/34	513,843	500,676
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	127,658	125,785
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.900% 9/25/33	34,172	31,016
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.390% 8/25/34	95,772	90,322
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.515% 7/25/35	187,297	185,150
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.371% 8/25/34	323,760	275,764
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.405% 8/25/36	449,865	415,357
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.230% 2/25/34	48,172	44,710

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.369% 7/25/33	$15,889	$15,867
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	1,102	1,108
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.568% 3/25/34	251,101	250,652
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.515% 4/25/44	530,849	537,538

		2,473,945

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.405% 11/25/37	752,037	743,158
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.747% 6/25/32	151,369	147,153

		890,311

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $284,509,604)		286,868,117

SOVEREIGN DEBT OBLIGATIONS — 0.8%
Brazilian Government International Bond 4.875% 1/22/21	700,000	744,100
Mexico Government International Bond 4.750% 3/08/44	3,050,000	3,027,125
Peruvian Government International Bond 6.550% 3/14/37	560,000	705,600
Poland Government International Bond 6.375% 7/15/19	1,260,000	1,480,500
Province of Quebec Canada 7.500% 9/15/29	540,000	764,955
Republic of Brazil International Bond 5.625% 1/07/41	1,825,000	1,884,312
Republic of Turkey International Bond 3.250% 3/23/23	528,000	475,200
Republic of Turkey International Bond 4.875% 4/16/43	534,000	481,668
Republic of Turkey International Bond 6.750% 4/03/18	935,000	1,035,513
United Mexican States 5.125% 1/15/20	1,110,000	1,232,100

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Mexican States 6.750% 9/27/34	$950,000	$1,206,500

		13,037,573

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $12,446,970)		13,037,573

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 28.3%
Collateralized Mortgage Obligations — 2.2%
Fannie Mae Benchmark REMIC, Series 2007-B2, Class ZA 5.500% 6/25/37	1,547,767	1,696,328
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	6,656,506	6,834,057
Series 4290, Class CA 3.500% 12/15/38	3,474,040	3,619,596
Series 2617, Class Z 5.500% 5/15/33	3,626,209	4,056,238
Series 2693, Class Z 5.500% 10/15/33	6,135,897	6,785,527
Series 2178, Class PB 7.000% 8/15/29	454,707	519,033
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	2,050,988	2,166,068
Series 2014-48, Class AB 4.000% 10/25/40	5,140,635	5,471,247
Series 2010-60, Class HJ 5.500% 5/25/40	1,398,637	1,547,722
Series 1989-20, Class A 6.750% 4/25/18	46,365	48,507
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	410,983	462,793

		33,207,116

Pass-Through Securities — 26.1%
Federal Home Loan Mortgage Corp. Pool #Z40047 4.000% 10/01/41	616,882	650,787
Pool #E84025 6.000% 6/01/16	19,764	20,465
Pool #G11431 6.000% 2/01/18	6,319	6,634
Pool #G11122 6.500% 5/01/16	16,770	17,303
Pool #E84450 6.500% 7/01/16	9,924	10,312
Pool #E84580 6.500% 7/01/16	7,123	7,428

	Principal Amount	Value
Pool #E84660 6.500% 7/01/16	$3,284	$3,425
Pool #C00836 7.000% 7/01/29	19,824	23,045
Pool #C49314 7.000% 4/01/31	7,779	9,043
Pool #C51422 7.000% 5/01/31	3,904	4,542
Pool #C53034 7.000% 6/01/31	14,604	16,951
Pool #G01311 7.000% 9/01/31	102,698	119,111
Pool #G01317 7.000% 10/01/31	67,852	78,698
Pool #E00856 7.500% 6/01/15	1,803	1,834
Pool #G00143 7.500% 6/01/23	1,275	1,458
Pool #C55867 7.500% 2/01/30	48,084	56,359
Pool #C37986 7.500% 5/01/30	1,902	2,260
Pool #C41497 7.500% 9/01/30	195	232
Pool #C43930 7.500% 10/01/30	3,058	3,649
Pool #C43962 7.500% 10/01/30	5,953	7,061
Pool #C44509 7.500% 11/01/30	15,391	18,360
Pool #C44830 7.500% 11/01/30	28	33
Pool #C45235 7.500% 12/01/30	39,009	46,412
Pool #C46038 7.500% 12/01/30	1,137	1,351
Pool #C01116 7.500% 1/01/31	2,418	2,879
Pool #C46309 7.500% 1/01/31	586	699
Pool #C46560 7.500% 1/01/31	658	772
Pool #C46810 7.500% 1/01/31	712	850
Pool #C47060 7.500% 1/01/31	1,764	2,098
Pool #C47063 7.500% 1/01/31	3,394	4,034
Pool #E00842 8.000% 3/01/15	3,906	3,937
Pool #E00843 8.000% 4/01/15	895	907
Pool #E00852 8.000% 5/01/15	2,528	2,569

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #E80782 8.000% 7/01/15	$212	$217
Pool #E80998 8.000% 7/01/15	1,732	1,770
Pool #E81091 8.000% 7/01/15	3,472	3,547
Pool #E81151 8.000% 8/01/15	4,321	4,414
Pool #555481 8.250% 5/01/17	6,612	7,113
Pool #G00653 8.500% 11/01/25	29,112	34,508
Pool #554904 9.000% 3/01/17	97	104
Federal National Mortgage Association Pool #775539 2.117% 5/01/34 FRN	433,118	462,538
Pool #725692 2.271% 10/01/33 FRN	630,523	667,936
Pool #888586 2.341% 10/01/34 FRN	1,174,197	1,247,237
Pool #890564 3.000% 6/01/43	4,924,150	4,883,949
Pool #AO8629 3.500% 7/01/42	7,032,993	7,203,598
Pool #AP6609 3.500% 9/01/42	3,454,133	3,534,684
Pool #AR8708 3.500% 4/01/43	1,837,648	1,874,760
Pool #AT0998 3.500% 4/01/43	9,154,282	9,339,156
Pool #AT4050 3.500% 5/01/43	2,388,030	2,436,257
Pool #MA1463 3.500% 6/01/43	5,963,168	6,083,596
Pool #675713 5.000% 3/01/18	8,056	8,495
Pool #545636 6.500% 5/01/17	47,654	49,877
Pool #524355 7.000% 12/01/29	139	162
Pool #254379 7.000% 7/01/32	68,053	79,095
Pool #252717 7.500% 9/01/29	3,952	4,678
Pool #535996 7.500% 6/01/31	15,321	18,193
Pool #254009 7.500% 10/01/31	41,631	49,319
Pool #253394 8.000% 7/01/20	18,211	20,361
Pool #323992 8.000% 11/01/29	3,053	3,670

	Principal Amount	Value
Pool #525725 8.000% 2/01/30	$5,674	$6,771
Pool #253266 8.000% 5/01/30	6,695	8,091
Pool #537433 8.000% 5/01/30	4,180	5,066
Pool #253347 8.000% 6/01/30	9,391	11,367
Pool #544976 8.000% 7/01/30	899	1,088
Pool #535428 8.000% 8/01/30	9,816	11,861
Pool #543290 8.000% 9/01/30	63	76
Pool #547786 8.000% 9/01/30	2,599	3,107
Pool #550767 8.000% 9/01/30	7,522	9,071
Pool #553061 8.000% 9/01/30	13,905	16,736
Pool #253481 8.000% 10/01/30	8,675	10,502
Pool #535533 8.000% 10/01/30	8,723	10,543
Pool #560741 8.000% 11/01/30	3,035	3,684
Pool #253644 8.000% 2/01/31	4,868	5,897
Pool #581170 8.000% 5/01/31	1,625	1,955
Pool #583916 8.000% 5/01/31	5,063	6,159
Pool #593848 8.000% 7/01/31	1,029	1,250
Pool #190317 8.000% 8/01/31	50,139	60,583
Pool #545240 8.000% 9/01/31	5,499	6,656
Pool #541202 8.500% 8/01/26	69,941	81,578
Federal National Mortgage Association TBA Pool #6560 2.500% 9/01/27 (c)	84,725,000	85,181,719
Pool #9768 3.000% 9/01/42 (c)	60,906,000	60,025,720
Pool #17115 3.500% 5/01/42 (c)	16,825,000	17,194,361
Pool #18388 4.000% 2/01/42 (c)	25,775,000	27,162,419
Pool #21133 4.500% 3/01/40 (c)	42,350,000	45,694,989

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association Pool #783896 3.500% 5/15/44	$7,069,824	$7,325,277
Pool #G2MA2149 4.000% 8/20/44	30,037,699	31,929,137
Pool #404246 6.500% 8/15/28	461	529
Pool #781038 6.500% 5/15/29	108,611	124,759
Pool #781468 6.500% 7/15/32	7,239	8,350
Pool #781496 6.500% 9/15/32	36,315	41,930
Pool #363066 7.000% 8/15/23	7,547	8,603
Pool #352049 7.000% 10/15/23	3,787	4,296
Pool #354674 7.000% 10/15/23	6,531	7,401
Pool #358555 7.000% 10/15/23	5,092	5,782
Pool #345964 7.000% 11/15/23	4,203	4,764
Pool #380866 7.000% 3/15/24	1,328	1,508
Pool #781124 7.000% 12/15/29	12,243	14,307
Pool #781319 7.000% 7/15/31	243,405	285,947
Pool #565982 7.000% 7/15/32	16,023	18,917
Pool #581417 7.000% 7/15/32	77,250	91,028
Pool #588012 7.000% 7/15/32	20,532	24,223
Pool #591581 7.000% 8/15/32	11,094	13,098
Pool #190766 7.500% 1/15/17	9,105	9,653
Pool #187548 7.500% 4/15/17	3,616	3,869
Pool #203940 7.500% 4/15/17	16,954	18,043
Pool #181168 7.500% 5/15/17	3,296	3,526
Pool #201622 7.500% 5/15/17	11,691	12,509
Pool #192796 7.500% 6/15/17	2,630	2,819
Pool #357262 7.500% 9/15/23	3,318	3,811

	Principal Amount	Value
Pool #441009 8.000% 11/15/26	$1,175	$1,393
Pool #522777 8.000% 12/15/29	6,541	7,871
Pool #434719 8.000% 2/15/30	103	124
Pool #523043 8.000% 3/15/30	339	409
Pool #529134 8.000% 3/15/30	1,915	2,315
Pool #477036 8.000% 4/15/30	769	930
Pool #503157 8.000% 4/15/30	27,538	32,942
Pool #528714 8.000% 4/15/30	2,017	2,439
Pool #544640 8.000% 11/15/30	24,043	29,122
Pool #531298 8.500% 8/15/30	2,076	2,537
Government National Mortgage Association II Pool #82488 1.625% 3/20/40 FRN	1,972,122	2,043,158
Pool #82462 3.500% 1/20/40 FRN	1,654,257	1,737,107
Government National Mortgage Association TBA
Pool #548 3.000% 11/01/42 (c)	25,625,000	25,791,162
Pool #1367 4.000% 10/01/42 (c)	33,350,000	35,374,448
Pool #1523 4.500% 12/01/40 (c)	21,850,000	23,702,128

		403,358,152

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $438,007,313)		436,565,268

U.S. TREASURY OBLIGATIONS — 5.5%
U.S. Treasury Bonds & Notes — 5.5%
U.S. Treasury Bond (e) (f) 2.750% 8/15/42	20,940,000	19,184,158
U.S. Treasury Bond 2.875% 5/15/43	9,745,000	9,126,295
U.S. Treasury Bond 3.375% 5/15/44	10,690,000	11,031,791
U.S. Treasury Bond 4.500% 2/15/36	7,780,000	9,602,763
U.S. Treasury Inflation Index 0.375% 7/15/23	14,844,810	14,683,610

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. Treasury Note 1.000% 9/15/17	$11,800,000	$11,780,641
U.S. Treasury Note 1.625% 4/30/19	100,000	99,625
U.S. Treasury Note 2.375% 8/15/24	6,400,000	6,326,000
U.S. Treasury Note 2.500% 8/15/23	2,720,000	2,736,070

		84,570,953

TOTAL U.S. TREASURY OBLIGATIONS (Cost $81,975,574)		84,570,953

TOTAL BONDS & NOTES (Cost $1,490,435,716)		1,527,764,520

	Notional Amount
PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
3-Month USD LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 2.50 (OTC — Credit Suisse International); Underlying swap terminates 4/27/26	$121,765,000	1,335,785

TOTAL PURCHASED OPTIONS (Cost $2,136,520)		1,335,785

TOTAL LONG-TERM INVESTMENTS (Cost $1,495,822,236)		1,532,284,005

	Principal Amount
SHORT-TERM INVESTMENTS — 21.4%
Commercial Paper — 21.4%
Agrium, Inc. 0.310% 11/04/14	$4,500,000	4,498,683
Agrium, Inc. 0.310% 11/05/14	6,000,000	5,998,192
Agrium, Inc. 0.310% 11/17/14	8,250,000	8,246,661
Agrium, Inc. 0.320% 10/28/14	8,459,000	8,456,970
Airgas, Inc. (a) 0.320% 12/08/14	7,000,000	6,995,769

	Principal Amount	Value
Ameren Corp. 0.260% 10/01/14	$10,000,000	$10,000,000
BorgWarner, Inc. (a) 0.260% 10/22/14	5,000,000	4,999,242
Cameron International Corp. (a) 0.310% 11/20/14	7,387,000	7,383,819
Commonwealth Edison Co. (a) 0.290% 10/07/14	5,350,000	5,349,741
Commonwealth Edison Co. (a) 0.290% 10/09/14	4,150,000	4,149,733
Commonwealth Edison Co. (a) 0.304% 10/23/14	6,000,000	5,998,900
Daimler Finance North America LLC (a) 0.600% 3/10/15	10,000,000	9,973,333
Duke Energy Corp. (a) 0.366% 3/04/15	10,000,000	9,984,600
Enbridge, Inc. (a) 0.280% 10/07/14	10,350,000	10,349,517
Enbridge, Inc. (a) 0.360% 11/26/14	13,500,000	13,492,440
ERAC USA Finance LLC (a) 0.290% 12/10/14	5,000,000	4,996,597
ERAC USA Finance LLC (a) 0.330% 10/27/14	3,000,000	2,999,285
ERAC USA Finance LLC (a) 0.340% 10/27/14	5,500,000	5,498,649
Experian Finance PLC (a) 0.310% 11/24/14	5,000,000	4,997,675
Experian Finance PLC (a) 0.330% 11/17/14	9,590,000	9,585,868
FMC Technologies, Inc. (a) 0.280% 10/08/14	13,000,000	12,999,292
Glencore Funding LLC (a) 0.390% 10/20/14	10,000,000	9,997,942
Glencore Funding LLC (a) 0.400% 10/14/14	15,500,000	15,497,761
Hewlett-Packard Co. (a) 0.370% 10/28/14	6,000,000	5,998,335
Holcim US Finance SARL & Cie (a) 0.370% 10/07/14	3,200,000	3,199,803
Holcim US Finance SARL & Cie (a) 0.370% 11/13/14	2,500,000	2,498,895
Holcim US Finance SARL & Cie (a) 0.370% 11/26/14	5,400,000	5,396,892
Holcim US Finance SARL & Cie (a) 0.380% 11/13/14	6,500,000	6,497,050
Marriott International, Inc. (a) 0.310% 10/22/14	5,350,000	5,349,033
Marriott International, Inc. (a) 0.310% 11/04/14	4,905,000	4,903,564

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Monsanto Co. (a) 0.300% 11/20/14	$5,000,000	$4,997,917
Monsanto Co. (a) 0.320% 11/20/14	4,350,000	4,348,067
Nabors Industries, Inc. (a) 0.355% 12/12/14	7,000,000	6,995,100
National Grid USA (a) 0.350% 11/06/14	9,945,000	9,941,519
Noble Corp. (a) 0.036% 11/24/14	5,000,000	4,997,300
Pall Corp. (a) 0.260% 10/01/14	7,000,000	7,000,000
Pentair Finance (a) 0.290% 10/10/14	10,000,000	9,999,275
Plains Midstream (a) 0.260% 10/03/14	19,589,000	19,588,717
Plains Midstream (a) 0.270% 10/02/14	5,150,000	5,149,961
Sempra Energy Holdings (a) 0.611% 12/09/14	5,000,000	4,994,250
Sempra Energy Holdings (a) 0.715% 3/06/15	5,000,000	4,984,833
Time Warner Cable, Inc. (a) 0.300% 11/10/14	4,300,000	4,298,567
Vodafone Group PLC (a) 0.550% 4/08/15	10,000,000	9,971,125
WPP CP LLC (a) 0.550% 12/10/14	5,000,000	4,994,653
Xcel Energy, Inc. (a) 0.380% 1/09/15	5,000,000	4,994,722
Xcel Energy, Inc. (a) 0.499% 10/10/14	7,500,000	7,499,081

		331,049,328

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/14	147,588	147,588

TOTAL SHORT-TERM INVESTMENTS (Cost $331,196,916)		331,196,916

TOTAL INVESTMENTS — 120.7% (Cost $1,827,019,152) (g)		1,863,480,921

Other Assets/(Liabilities) — (20.7)%		(319,010,585)

NET ASSETS — 100.0%		$1,544,470,336

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $568,375,500 or 36.80% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2014, these securities amounted to a value of $72,501 or 0.00% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	Restricted security. Certain securities are restricted as to resale. At September 30, 2014, these securities amounted to a value of $1,186,159 or 0.08% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 0.3%

COMMON STOCK — 0.1%
Basic Materials — 0.1%
Forest Products & Paper — 0.1%
The Newark Group, Inc. (a) (b)	26,904	$180,956

TOTAL COMMON STOCK (Cost $165,688)		180,956

PREFERRED STOCK — 0.2%
Financial — 0.2%
Insurance — 0.2%
The Allstate Corp. 5.100%	10,000	244,900

TOTAL PREFERRED STOCK (Cost $250,000)		244,900

TOTAL EQUITIES (Cost $415,688)		425,856

	Principal Amount
BONDS & NOTES — 98.4%

CORPORATE DEBT — 42.0%
Advertising — 0.3%
Omnicom Group, Inc. 3.625% 5/01/22	$150,000	152,206
WPP Finance 2010 5.625% 11/15/43	225,000	244,457

		396,663

Aerospace & Defense — 0.6%
AAR Corp. 7.250% 1/15/22	190,000	204,250
Alliant Techsystems, Inc. (c) 5.250% 10/01/21	435,000	436,087
BE Aerospace, Inc. 6.875% 10/01/20	125,000	133,438
United Technologies Corp. 6.125% 7/15/38	105,000	133,462

		907,237

Agriculture — 0.2%
Altria Group, Inc. 2.850% 8/09/22	110,000	105,362
Altria Group, Inc. 4.250% 8/09/42	50,000	45,340
Bunge Ltd. Finance Corp. 3.200% 6/15/17	65,000	67,322

		218,024

	Principal Amount	Value
Airlines — 0.1%
American Airlines Pass Equipment Through Trust, Series 2014-1, Class B 4.375% 4/01/24	$25,000	$25,312
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	65,000	65,244
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	60,000	60,300

		150,856

Auto Manufacturers — 0.4%
Ford Motor Co. 6.500% 8/01/18	100,000	115,563
Ford Motor Co. 7.450% 7/16/31	200,000	264,065
Hyundai Capital America (c) 1.450% 2/06/17	145,000	144,896
Hyundai Capital America (c) 2.550% 2/06/19	80,000	80,629

		605,153

Automotive & Parts — 0.6%
Cooper Tire & Rubber Co. 8.000% 12/15/19	280,000	312,200
International Automotive Components Group SA (c) 9.125% 6/01/18	9,000	9,495
Meritor, Inc. 6.750% 6/15/21	185,000	192,400
Meritor, Inc., Convertible 7.875% 3/01/26	115,000	166,247
TRW Automotive, Inc. (c) 4.450% 12/01/23	85,000	85,850
TRW Automotive, Inc. (c) 7.250% 3/15/17	100,000	110,000

		876,192

Banks — 3.3%
Bank of America Corp. 3.625% 3/17/16	165,000	170,968
Bank of America Corp. 4.000% 4/01/24	165,000	166,720
Bank of America Corp. 5.650% 5/01/18	30,000	33,369
Bank of America Corp. 5.875% 2/07/42	55,000	65,902
Bank of America Corp. 6.000% 9/01/17	115,000	128,207
Bank of America Corp. 7.625% 6/01/19	850,000	1,026,848
Barclays PLC 4.375% 9/11/24	200,000	193,832

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Credit Suisse AG 5.400% 1/14/20	$130,000	$145,005
Deutsche Bank AG 1.400% 2/13/17	105,000	104,959
Discover Bank 7.000% 4/15/20	600,000	709,837
First Horizon National Corp. 5.375% 12/15/15	274,000	287,174
FirstMerit Corp. 4.350% 2/04/23	35,000	36,267
HSBC Holdings PLC 6.500% 9/15/37	125,000	153,778
ICICI Bank Ltd. (c) 4.750% 11/25/16	275,000	289,659
ICICI Bank Ltd. (c) 5.500% 3/25/15	475,000	484,519
JP Morgan Chase & Co. 3.875% 9/10/24	140,000	137,248
KFW 2.125% 1/17/23	270,000	261,923
PNC Funding Corp. 4.375% 8/11/20	105,000	114,467
SVB Financial Group 5.375% 9/15/20	35,000	39,152
Valley National Bancorp 5.125% 9/27/23	110,000	115,966
Wells Fargo & Co. 4.480% 1/16/24	145,000	152,905
Wells Fargo & Co. 4.600% 4/01/21	25,000	27,379

		4,846,084

Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc. 8.200% 1/15/39	250,000	379,100
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	35,000	32,563

		411,663

Biotechnology — 0.1%
Amgen, Inc. 5.150% 11/15/41	175,000	184,707

Building Materials — 0.1%
CRH America, Inc. 8.125% 7/15/18	95,000	114,693

Chemicals — 2.3%
Ashland, Inc. 3.875% 4/15/18	210,000	210,525
CF Industries, Inc. 3.450% 6/01/23	28,000	27,448
CF Industries, Inc. 5.375% 3/15/44	340,000	355,807

	Principal Amount	Value
Cytec Industries, Inc. 3.500% 4/01/23	$30,000	$29,399
Cytec Industries, Inc. 8.950% 7/01/17	175,000	207,683
The Dow Chemical Co. 8.550% 5/15/19	100,000	125,683
Hercules, Inc., Convertible 6.500% 6/30/29	150,000	137,063
Incitec Pivot Finance LLC (c) 6.000% 12/10/19	50,000	56,218
Incitec Pivot Ltd. (c) 4.000% 12/07/15	475,000	489,939
LYB International Finance BV 5.250% 7/15/43	250,000	269,312
Methanex Corp. 5.250% 3/01/22	40,000	43,964
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375% 3/01/18	50,000	49,500
RPM International, Inc. 6.125% 10/15/19	650,000	742,099
RPM International, Inc. 6.500% 2/15/18	75,000	84,947
Tronox Finance LLC 6.375% 8/15/20	340,000	341,275
Valspar Corp. 7.250% 6/15/19	150,000	178,688

		3,349,550

Commercial Services — 0.3%
Cardtronics, Inc., Convertible (c) 1.000% 12/01/20	100,000	95,937
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	67,000	68,508
ERAC USA Finance LLC (c) 2.800% 11/01/18	25,000	25,580
ERAC USA Finance LLC (c) 3.300% 10/15/22	75,000	74,331
ERAC USA Finance LLC (c) 7.000% 10/15/37	50,000	66,039
The Western Union Co. 5.930% 10/01/16	80,000	87,229

		417,624

Computers — 0.5%
Apple, Inc. 2.400% 5/03/23	105,000	99,285
Apple, Inc. 3.850% 5/04/43	50,000	46,362
EMC Corp. 3.375% 6/01/23	135,000	132,479
Hewlett-Packard Co. 2.125% 9/13/15	90,000	91,255

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Hewlett-Packard Co. 2.200% 12/01/15	$125,000	$127,095
SanDisk Corp., Convertible (c) 0.500% 10/15/20	143,000	171,153

		667,629

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 6.500% 3/01/19	55,000	59,188

Distribution & Wholesale — 0.1%
Arrow Electronics, Inc. 3.000% 3/01/18	45,000	46,122
Arrow Electronics, Inc. 4.500% 3/01/23	45,000	46,482

		92,604

Diversified Financial — 4.6%
Affiliated Managers Group, Inc. 4.250% 2/15/24	245,000	251,514
Air Lease Corp. 3.375% 1/15/19	175,000	177,188
Air Lease Corp. 3.875% 4/01/21	125,000	126,250
Air Lease Corp. 5.625% 4/01/17	40,000	43,150
Ally Financial, Inc. 5.125% 9/30/24	495,000	485,100
American Express Co. VRN 6.800% 9/01/66	5,000	5,338
Citigroup, Inc. 5.875% 5/29/37	60,000	69,721
Citigroup, Inc. 5.875% 1/30/42	75,000	90,392
Citigroup, Inc. 8.500% 5/22/19	76,000	94,997
Eaton Vance Corp. 3.625% 6/15/23	43,000	43,021
Eaton Vance Corp. 6.500% 10/02/17	25,000	28,327
Ford Motor Credit Co. LLC 3.000% 6/12/17	200,000	206,415
Ford Motor Credit Co. LLC 12.000% 5/15/15	150,000	160,607
General Electric Capital Corp. 6.875% 1/10/39	250,000	336,471
The Goldman Sachs Group, Inc. 1.600% 11/23/15	130,000	131,052
The Goldman Sachs Group, Inc. 6.250% 2/01/41	35,000	42,393
The Goldman Sachs Group, Inc. 6.345% 2/15/34	40,000	45,471
The Goldman Sachs Group, Inc. 6.750% 10/01/37	40,000	47,751

	Principal Amount	Value
Guanay Finance Ltd. (c) 6.000% 12/15/20	$250,000	$265,313
Hyundai Capital America (c) 1.625% 10/02/15	80,000	80,550
Hyundai Capital America (c) 2.875% 8/09/18	60,000	61,461
IntercontinentalExchange Group, Inc. 4.000% 10/15/23	125,000	130,367
International Lease Finance Corp. 5.875% 4/01/19	200,000	213,000
Janus Capital Group, Inc. 6.700% 6/15/17	525,000	587,551
JP Morgan Chase & Co. 4.350% 8/15/21	145,000	154,992
JP Morgan Chase & Co. 4.500% 1/24/22	175,000	187,500
Lazard Group LLC 4.250% 11/14/20	915,000	956,558
Lazard Group LLC 6.850% 6/15/17	135,000	152,106
Legg Mason, Inc. 5.625% 1/15/44	125,000	136,036
Merrill Lynch & Co., Inc. 7.750% 5/14/38	125,000	168,909
Morgan Stanley 3.800% 4/29/16	200,000	208,384
Morgan Stanley 4.000% 7/24/15	150,000	153,981
Morgan Stanley 4.350% 9/08/26	80,000	78,625
Morgan Stanley 5.750% 1/25/21	60,000	68,172
Morgan Stanley 6.625% 4/01/18	600,000	687,134
Stifel Financial Corp. 4.250% 7/18/24	70,000	70,399

		6,746,196

Electric — 1.4%
Berkshire Hathaway Energy 5.950% 5/15/37	120,000	146,780
Elwood Energy LLC 8.159% 7/05/26	283,200	316,476
Florida Power & Light Co. 4.950% 6/01/35	65,000	74,343
Georgia Power Co. 4.300% 3/15/42	63,000	62,957
LG&E and KU Energy LLC 4.375% 10/01/21	250,000	268,964
Metropolitan Edison Co. (c) 4.000% 4/15/25	105,000	105,160
National Fuel Gas Co. 3.750% 3/01/23	55,000	54,459

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
NiSource Finance Corp. 4.800% 2/15/44	$90,000	$91,564
Pacific Gas & Electric Co. 5.800% 3/01/37	160,000	192,114
Pennsylvania Electric Co. (c) 4.150% 4/15/25	150,000	150,048
PPL Capital Funding, Inc. 5.000% 3/15/44	90,000	97,237
Southern California Edison Co. 5.950% 2/01/38	60,000	74,955
Tenaska Oklahoma I LP (c) 6.528% 12/30/14	10,216	10,224
Transelec SA (c) 4.625% 7/26/23	75,000	77,316
Tri-State Generation & Transmission Association, Series 2003, Class A (c) 6.040% 1/31/18	52,724	56,040
Tri-State Generation & Transmission Association, Series 2003, Class B (c) 7.144% 7/31/33	185,000	224,116

		2,002,753

Electrical Components & Equipment — 0.2%
Anixter, Inc. 5.950% 3/01/15	10,000	10,150
Legrand France SA 8.500% 2/15/25	250,000	343,200

		353,350

Electronics — 0.3%
Agilent Technologies, Inc. 3.875% 7/15/23	73,000	73,090
Amphenol Corp. 2.550% 1/30/19	100,000	100,649
Avnet, Inc. 4.875% 12/01/22	67,000	70,769
Jabil Circuit, Inc. 8.250% 3/15/18	45,000	52,312
PerkinElmer, Inc. 5.000% 11/15/21	125,000	134,637

		431,457

Engineering & Construction — 0.4%
Odebrecht Offshore Drilling Finance Ltd. (c) 6.625% 10/01/23	488,050	502,691
Zachry Holdings, Inc. (c) 7.500% 2/01/20	79,000	80,975

		583,666

Foods — 0.6%
ConAgra Foods, Inc. 4.950% 8/15/20	275,000	301,299
ConAgra Foods, Inc. 6.625% 8/15/39	30,000	36,724

	Principal Amount	Value
Delhaize Group 6.500% 6/15/17	$90,000	$100,766
Tyson Foods, Inc. 2.650% 8/15/19	45,000	45,084
Tyson Foods, Inc. 3.950% 8/15/24	90,000	90,158
Tyson Foods, Inc. 4.500% 6/15/22	150,000	158,975
Tyson Foods, Inc. 4.875% 8/15/34	65,000	66,899
Tyson Foods, Inc. 6.600% 4/01/16	95,000	102,789
WM Wrigley Jr. Co. (c) 2.400% 10/21/18	35,000	35,249

		937,943

Forest Products & Paper — 0.4%
Celulosa Arauco y Constitucion SA 4.750% 1/11/22	200,000	202,321
International Paper Co. 4.750% 2/15/22	75,000	80,823
International Paper Co. 9.375% 5/15/19	110,000	143,232
Plum Creek Timberlands LP 3.250% 3/15/23	105,000	100,875

		527,251

Gas — 0.1%
The Laclede Group, Inc. 4.700% 8/15/44	190,000	191,389

Health Care – Products — 0.2%
Boston Scientific Corp. 7.375% 1/15/40	120,000	165,974
Teleflex, Inc. 6.875% 6/01/19	90,000	94,275

		260,249

Health Care – Services — 0.4%
HCA Holdings, Inc. 7.750% 5/15/21	140,000	149,625
Kaiser Foundation Hospitals 3.500% 4/01/22	65,000	65,522
UnitedHealth Group, Inc. 3.950% 10/15/42	85,000	79,077
UnitedHealth Group, Inc. 6.875% 2/15/38	75,000	102,682
WellPoint, Inc., Convertible 2.750% 10/15/42	100,000	164,688

		561,594

Home Furnishing — 0.1%
Whirlpool Corp. 3.700% 3/01/23	50,000	50,222

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Whirlpool Corp. 5.150% 3/01/43	$20,000	$21,194

		71,416

Household Products — 0.1%
Avery Dennison Corp. 3.350% 4/15/23	30,000	29,157
Jarden Corp., Convertible (c) 1.125% 3/15/34	35,000	34,891
Jarden Corp., Convertible 1.500% 6/15/19	10,000	11,756

		75,804

Housewares — 0.2%
Toro Co. 7.800% 6/15/27	170,000	215,303

Insurance — 3.4%
Aflac, Inc. 3.625% 6/15/23	104,000	104,748
The Allstate Corp. 5.550% 5/09/35	50,000	58,829
The Allstate Corp. VRN 5.750% 8/15/53	790,000	841,350
Arch Capital Group US, Inc. 5.144% 11/01/43	80,000	85,807
AXIS Specialty Finance PLC 2.650% 4/01/19	45,000	45,149
Brown & Brown, Inc. 4.200% 9/15/24	190,000	191,016
The Chubb Corp. VRN 6.375% 3/29/67	749,000	821,091
CNA Financial Corp. 3.950% 5/15/24	85,000	86,012
Five Corners Funding Trust (c) 4.419% 11/15/23	100,000	104,667
Liberty Mutual Group, Inc. (c) 4.250% 6/15/23	43,000	43,947
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	150,000	176,327
MetLife Capital Trust IV (c) 7.875% 12/15/67	150,000	192,000
The Progressive Corp. VRN 6.700% 6/15/37	155,000	169,822
Prudential Financial, Inc. VRN 5.200% 3/15/44	135,000	135,928
Prudential Financial, Inc. VRN 5.625% 6/15/43	110,000	114,642
Prudential Financial, Inc. 6.200% 11/15/40	125,000	152,939
Prudential Financial, Inc. VRN 8.875% 6/15/38	715,000	862,469
QBE Capital Funding III Ltd. VRN (c) 7.250% 5/24/41	200,000	218,000

	Principal Amount	Value
Reinsurance Group of America, Inc. 4.700% 9/15/23	$95,000	$101,229
Reinsurance Group of America, Inc. 5.000% 6/01/21	95,000	104,238
Reinsurance Group of America, Inc. 6.450% 11/15/19	90,000	105,320
USF&G Capital I (c) 8.500% 12/15/45	95,000	138,141
Voya Financial, Inc. 5.500% 7/15/22	100,000	112,735
Willis Group Holdings PLC 4.125% 3/15/16	20,000	20,773
Willis North America, Inc. 7.000% 9/29/19	43,000	50,155

		5,037,334

Internet — 0.4%
Baidu, Inc. 2.250% 11/28/17	200,000	201,210
Expedia, Inc. 7.456% 8/15/18	320,000	374,240

		575,450

Investment Companies — 0.1%
FS Investment Corp. 4.000% 7/15/19	200,000	199,802

Iron & Steel — 0.9%
AK Steel Corp., Convertible 5.000% 11/15/19	96,000	162,540
Allegheny Technologies, Inc. 9.375% 6/01/19	105,000	128,177
ArcelorMittal 9.500% 2/15/15	425,000	436,688
Gerdau Trade, Inc. (c) 4.750% 4/15/23	90,000	85,500
Reliance Steel & Aluminum Co. 4.500% 4/15/23	65,000	66,822
Reliance Steel & Aluminum Co. 6.200% 11/15/16	395,000	425,317

		1,305,044

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	50,000	50,062

Lodging — 0.6%
Hyatt Hotels Corp. 3.375% 7/15/23	40,000	38,920
Marriott International, Inc. 3.375% 10/15/20	95,000	97,482
Wyndham Worldwide Corp. 2.950% 3/01/17	60,000	61,630
Wyndham Worldwide Corp. 5.625% 3/01/21	650,000	721,681

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wyndham Worldwide Corp. 6.000% 12/01/16	$2,000	$2,185

		921,898

Machinery – Diversified — 0.4%
The Manitowoc Co., Inc. 8.500% 11/01/20	175,000	188,125
Roper Industries, Inc. 3.125% 11/15/22	100,000	97,418
Xylem, Inc. 3.550% 9/20/16	200,000	209,365
Xylem, Inc. 4.875% 10/01/21	100,000	108,479

		603,387

Manufacturing — 0.3%
Carlisle Cos., Inc. 3.750% 11/15/22	85,000	85,185
Harsco Corp 2.700% 10/15/15	257,000	256,036
Textron, Inc. 4.300% 3/01/24	120,000	123,783

		465,004

Media — 1.0%
21st Century Fox America Co. 6.900% 8/15/39	125,000	160,612
CBS Corp. 7.875% 7/30/30	100,000	135,507
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	600,000	597,000
Globo Comunicacao e Participacoes SA (c) 4.875% 4/11/22	200,000	205,500
Globo Comunicacao e Participacoes SA STEP (c) 6.250% 7/29/49	150,000	154,688
Univision Communications, Inc. (c) 7.875% 11/01/20	250,000	267,812

		1,521,119

Metal Fabricate & Hardware — 0.1%
Mueller Water Products, Inc. 8.750% 9/01/20	196,000	210,700

Mining — 1.5%
BHP Billiton Finance USA Ltd. 5.000% 9/30/43	300,000	329,108
Detour Gold Corp., Convertible 5.500% 11/30/17	105,000	97,913
FMG Resources Property Ltd. (c) 6.875% 4/01/22	250,000	254,375
Freeport-McMoRan, Inc. 5.450% 3/15/43	70,000	71,374

	Principal Amount	Value
Freeport-McMoRan, Inc. 2.375% 3/15/18	$45,000	$45,114
Newcrest Finance Property Ltd. (c) 4.450% 11/15/21	200,000	192,222
Teck Resources Ltd. 6.250% 7/15/41	200,000	203,270
Vale Overseas Ltd. 6.250% 1/23/17	865,000	952,953
Vale Overseas Ltd. 6.875% 11/10/39	85,000	96,503

		2,242,832

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.625% 3/15/24	130,000	131,775
Pitney Bowes, Inc. 4.750% 1/15/16	50,000	52,422
Pitney Bowes, Inc. 4.750% 5/15/18	10,000	10,682
Pitney Bowes, Inc. 5.750% 9/15/17	14,000	15,412

		210,291

Oil & Gas — 4.8%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	655,000	677,925
Anadarko Petroleum Corp. 6.450% 9/15/36	300,000	365,585
California Resources Corp. (c) (d) 6.000% 11/15/24	115,000	118,163
Calumet Specialty Products Partners LP/Calumet Finance Corp. 7.625% 1/15/22	1,250,000	1,268,750
Chesapeake Energy Corp. 4.875% 4/15/22	97,000	97,485
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	80,000	76,350
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	780,000	786,337
CVR Refining LLC/Coffeyville Finance, Inc. 6.500% 11/01/22	65,000	66,300
Ecopetrol SA 4.250% 9/18/18	15,000	15,900
Jupiter Resources, Inc. (c) 8.500% 10/01/22	124,000	110,050
KazMunayGas National Co. JSC (c) 4.400% 4/30/23	90,000	86,508
Linn Energy LLC/Linn Energy Finance Corp. 8.625% 4/15/20	130,000	134,388
MEG Energy Corp. (c) 6.500% 3/15/21	150,000	153,750

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PBF Holding Co. LLC/PBF Finance Corp. 8.250% 2/15/20	$555,000	$581,362
Pemex Project Funding Master Trust 6.625% 6/15/38	51,000	59,033
Petrobras Global Finance BV 3.000% 1/15/19	40,000	38,960
Petrobras Global Finance BV 3.250% 3/17/17	355,000	359,249
Petrobras International Finance Co. 3.875% 1/27/16	220,000	225,170
Petrobras International Finance Co. 6.750% 1/27/41	115,000	118,105
Petroleos Mexicanos (c) 3.125% 1/23/19	25,000	25,625
Petroleos Mexicanos 5.500% 1/21/21	375,000	412,687
Petroleos Mexicanos (c) 6.375% 1/23/45	35,000	39,578
Phillips 66 4.300% 4/01/22	75,000	79,622
Phillips 66 5.875% 5/01/42	75,000	88,877
Precision Drilling Corp. 6.625% 11/15/20	85,000	88,188
Rowan Cos., Inc. 4.875% 6/01/22	175,000	181,802
Rowan Cos., Inc. 5.000% 9/01/17	210,000	226,898
Shell International Finance BV 5.500% 3/25/40	110,000	132,547
SM Energy Co. 6.625% 2/15/19	100,000	103,750
Talisman Energy, Inc. 5.500% 5/15/42	100,000	101,794
Transocean, Inc. 4.950% 11/15/15	190,000	197,309

		7,018,047

Oil & Gas Services — 0.3%
Hornbeck Offshore Services, Inc. 1.500% 9/01/19	75,000	73,406
Weatherford International Ltd. 4.500% 4/15/22	100,000	104,111
Weatherford International Ltd. 5.950% 4/15/42	155,000	166,488
Weatherford International Ltd. 6.000% 3/15/18	25,000	28,123

		372,128

Packaging & Containers — 0.1%
Brambles USA Inc., Series A (c) 5.350% 4/01/20	35,000	39,240

	Principal Amount	Value
Sonoco Products Co. 4.375% 11/01/21	$100,000	$105,352

		144,592

Pharmaceuticals — 0.9%
AbbVie, Inc. 4.400% 11/06/42	50,000	46,974
AstraZeneca PLC 6.450% 9/15/37	250,000	324,252
McKesson Corp. 1.292% 3/10/17	40,000	39,858
McKesson Corp. 2.284% 3/15/19	45,000	44,672
McKesson Corp. 3.796% 3/15/24	75,000	75,630
McKesson Corp. 4.883% 3/15/44	70,000	72,079
Mylan, Inc. (c) 7.875% 7/15/20	250,000	272,696
Valeant Pharmaceuticals International (c) 6.750% 10/01/17	100,000	103,270
Valeant Pharmaceuticals International (c) 6.875% 12/01/18	135,000	139,387
Valeant Pharmaceuticals International (c) 7.000% 10/01/20	200,000	209,000
Zoetis, Inc. 3.250% 2/01/23	35,000	34,228

		1,362,046

Pipelines — 0.6%
CenterPoint Energy Resources Corp. 4.500% 1/15/21	175,000	191,363
CenterPoint Energy Resources Corp. 5.850% 1/15/41	150,000	184,368
DCP Midstream Operating LLC 3.875% 3/15/23	15,000	15,018
Energy Transfer Equity LP 7.500% 10/15/20	100,000	111,250
Enterprise Products Operating LP 5.950% 2/01/41	135,000	160,690
Kinder Morgan Energy Partners LP 6.500% 2/01/37	85,000	96,389
Kinder Morgan Energy Partners LP 6.950% 1/15/38	15,000	17,497
ONEOK Partners LP 6.125% 2/01/41	100,000	113,737
The Williams Cos., Inc. 3.700% 1/15/23	45,000	42,508

		932,820

Real Estate — 0.2%
AMB Property LP 4.500% 8/15/17	225,000	241,005

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Real Estate Investment Trusts (REITS) — 1.3%
American Tower Corp. 3.400% 2/15/19	$80,000	$81,733
American Tower Corp. 3.450% 9/15/21	225,000	220,591
ARC Properties Operating Partnership LP/Clark Acquisition LLC (c) 2.000% 2/06/17	105,000	104,942
ARC Properties Operating Partnership LP/Clark Acquisition LLC (c) 3.000% 2/06/19	50,000	49,641
ARC Properties Operating Partnership LP/Clark Acquisition LLC (c) 4.600% 2/06/24	65,000	66,171
Brandywine Operating Partners LP 4.950% 4/15/18	300,000	323,357
DCT Industrial Operating Partnership LP 4.500% 10/15/23	60,000	61,189
DDR Corp. 4.750% 4/15/18	275,000	296,667
DDR Corp. 9.625% 3/15/16	95,000	106,643
Duke Realty LP 8.250% 8/15/19	125,000	154,900
Federal Realty Investment Trust 5.900% 4/01/20	25,000	29,045
HCP, Inc. 2.625% 2/01/20	95,000	93,611
Highwoods Realty LP 7.500% 4/15/18	110,000	128,357
Liberty Property LP 3.375% 6/15/23	50,000	48,517
ProLogis LP 2.750% 2/15/19	35,000	35,349
ProLogis LP 3.350% 2/01/21	165,000	164,650

		1,965,363

Retail — 1.0%
Bed Bath & Beyond, Inc. 3.749% 8/01/24	30,000	29,746
Bed Bath & Beyond, Inc. 5.165% 8/01/44	75,000	73,437
CVS Health Corp. 6.125% 9/15/39	25,000	30,797
CVS Pass-Through Trust (c) 5.926% 1/10/34	234,005	271,390
CVS Pass-Through Trust (c) 7.507% 1/10/32	17,992	22,888
El Puerto de Liverpool SAB de CV (c) (d) 3.950% 10/02/24	280,000	277,200
The Home Depot, Inc. 5.950% 4/01/41	100,000	124,578

	Principal Amount	Value
O’Reilly Automotive, Inc. 3.850% 6/15/23	$46,000	$46,939
O’Reilly Automotive, Inc. 4.875% 1/14/21	225,000	245,419
Tiffany & Co. (c) 4.900% 10/01/44	105,000	104,847
Wal-Mart Stores, Inc. 5.625% 4/01/40	205,000	248,471

		1,475,712

Savings & Loans — 0.4%
Education Loan Co. Trust I (c) 0.008% 8/01/41	200,000	176,053
Glencore Funding LLC (c) 1.700% 5/27/16	160,000	161,086
Glencore Funding LLC (c) 2.500% 1/15/19	114,000	111,597
Glencore Funding LLC (c) 3.125% 4/29/19	65,000	65,039

		513,775

Semiconductors — 0.7%
Intel Corp. 3.250% 8/01/39	90,000	150,919
Micron Technology, Inc., Convertible 3.125% 5/01/32	225,000	787,781
NXP BV/NXP Funding LLC (c) 3.750% 6/01/18	110,000	108,075

		1,046,775

Software — 0.6%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	45,000	46,763
CA, Inc. 2.875% 8/15/18	50,000	50,683
CA, Inc. 5.375% 12/01/19	105,000	116,583
Citrix Systems, Inc., Convertible (c) 0.500% 4/15/19	160,000	174,600
Fidelity National Information Services, Inc. 5.000% 3/15/22	125,000	131,725
Oracle Corp. 2.500% 10/15/22	90,000	86,013
Oracle Corp. 5.375% 7/15/40	250,000	283,403

		889,770

Storage & Warehousing — 0.4%
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. (c) 6.500% 4/01/19	600,000	525,000

Telecommunications — 2.0%
AT&T, Inc. 6.550% 2/15/39	175,000	219,463

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Embarq Corp. 7.082% 6/01/16	$210,000	$228,708
Embarq Corp. 7.995% 6/01/36	45,000	48,640
Motorola Solutions, Inc. 3.500% 3/01/23	90,000	87,012
Sprint Capital Corp. 6.900% 5/01/19	100,000	105,125
Sprint Communications, Inc. 11.500% 11/15/21	200,000	256,000
Sprint Corp. (c) 7.875% 9/15/23	250,000	265,000
T-Mobile USA, Inc. 6.836% 4/28/23	50,000	51,375
Telecom Italia Capital 6.000% 9/30/34	80,000	78,300
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	225,000	234,817
Telefonica Emisiones SAU 3.992% 2/16/16	275,000	286,163
Verizon Communications, Inc. (c) 2.625% 2/21/20	115,000	113,557
Verizon Communications, Inc. (c) 5.012% 8/21/54	77,000	77,365
Verizon Communications, Inc. 5.150% 9/15/23	95,000	105,200
Verizon Communications, Inc. 6.550% 9/15/43	79,000	98,702
Verizon Global Funding Corp. 7.750% 12/01/30	300,000	412,183
WCP Wireless Site Funding (c) 4.141% 11/15/40	107,237	109,219
Windstream Corp. 7.750% 10/01/21	190,000	202,350

		2,979,179

Transportation — 1.2%
Asciano Finance (c) 3.125% 9/23/15	70,000	71,290
Asciano Finance (c) 4.625% 9/23/20	45,000	47,654
Asciano Finance (c) 5.000% 4/07/18	345,000	371,675
Burlington Northern Santa Fe LLC 6.750% 3/15/29	160,000	200,914
CHC Helicopter SA 9.250% 10/15/20	720,000	766,800
CHC Helicopter SA 9.375% 6/01/21	105,000	110,775
Con-way, Inc. 7.250% 1/15/18	30,000	34,522
Norfolk Southern Corp. 6.000% 5/23/2111	125,000	150,249

	Principal Amount	Value
Ryder System, Inc. 2.550% 6/01/19	$30,000	$30,041

		1,783,920

Trucking & Leasing — 0.5%
GATX Corp. 3.500% 7/15/16	90,000	93,719
GATX Corp. 4.750% 5/15/15	115,000	117,879
GATX Corp. 4.750% 6/15/22	125,000	135,129
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 2.500% 3/15/16	240,000	244,880
Penske Truck Leasing Co. LP/PTL Finance Corp. (c) 2.500% 6/15/19	145,000	144,182

		735,789

TOTAL CORPORATE DEBT (Cost $58,881,425)		61,585,082

MUNICIPAL OBLIGATIONS — 0.5%
State of California 5.950% 4/01/16	225,000	242,320
State of California BAB 7.550% 4/01/39	125,000	182,275
State of California BAB 7.600% 11/01/40	150,000	221,804

		646,399

TOTAL MUNICIPAL OBLIGATIONS (Cost $579,835)		646,399

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.3%
Auto Floor Plan ABS — 0.1%
Capital Automotive REIT, Series 2010-1A, Class A (c) 5.730% 12/15/38	212,723	226,290
Automobile ABS — 0.7%
American Credit Acceptance Receivables Trust, Series 2013-1, Class A (c) 1.450% 4/16/18	124,633	125,023
Avis Budget Rental Car Funding AESOP LLC, Series 2014-2A, Class A (c) 2.500% 2/20/21	120,000	118,848
CarNow Auto Receivables Trust, Series 2013-1A, Class A (c) 1.160% 10/16/17	20,671	20,670
CFC LLC, Series 2014-2A, Class A (c) 1.440% 11/16/20	146,526	145,775

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CPS Auto Trust, Series 2014-A, Class A (c) 1.210% 8/15/18	$105,133	$104,995
CPS Auto Trust, Series 2014-C, Class A (c) 1.310% 2/15/19	260,000	259,237
Oscar US Funding Trust, Series 2014-1A, Class A2 (b) (c) 1.000% 8/15/17	260,000	259,985

		1,034,533

Commercial MBS — 4.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.015% 2/10/51	95,000	104,619
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.470% 2/10/51	100,000	111,031
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	190,000	202,677
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	635,000	697,148
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	155,000	170,428
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM VRN 5.835% 9/11/42	110,000	120,760
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	200,000	221,236
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class AM VRN 6.084% 6/11/50	115,000	127,856
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	152,000	158,344
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class AM 4.199% 3/10/47	100,000	104,434
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A4 VRN 4.236% 2/10/47	110,000	116,843

	Principal Amount	Value
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (c) 4.238% 1/10/34	$100,000	$104,849
DBRR Trust, Series 2013-EZ3, Class A VRN (c) 1.636% 12/18/49	129,219	129,885
GCCFC Commercial Mortgage Trust, Series 2006-GG7, Class AM VRN 6.014% 7/10/38	105,000	112,283
GS Mortgage Securities Corp., Series 2014-4R, Class AS 0.335% 1/26/34	185,000	177,249
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	305,000	324,755
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	240,000	257,642
ML-CFC Commercial Mortgage Trust, Series 2006-3, Class AM VRN 5.456% 7/12/46	140,000	149,631
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	115,000	126,479
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	110,000	118,376
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	66,816	67,386
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.645% 3/12/44	125,000	131,672
STRIPs Ltd., Series 2012-1A, Class A (c) 1.500% 12/25/44	88,139	87,257
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.573% 8/15/39	100,000	103,794
VFC LLC, Series 2014-2, Class A (Acquired 7/9/14, Cost $250,000) (c) (e) 2.750% 7/20/30	197,685	197,693
VNO Mortgage Trust, Series 2013-PENN, Class A (c) 3.808% 12/13/29	110,000	115,267
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	321,000	345,003
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	150,000	157,926

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.499% 12/15/44	$185,000	$193,014
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	535,000	572,001
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class AM VRN 5.591% 4/15/47	110,000	119,510
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.139% 2/15/51	100,000	109,219
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.139% 2/15/51	99,934	107,941
Wells Fargo Reremic Trust, Series 2012-IO, Class A (c) 1.750% 8/20/21	92,881	92,923
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	110,000	114,849
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class C VRN 5.039% 8/15/45	100,000	105,957
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class C VRN (c) 5.823% 11/15/44	170,000	189,004
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class D VRN (c) 5.823% 11/15/44	115,000	126,460

		6,573,401

Home Equity ABS — 2.9%
Aames Mortgage Investment Trust, Series 2004-1, Class M5 FRN 1.880% 1/25/35	185,729	175,324
Asset-Backed Securities Corporation Home Equity, Series 2005-HE3, Class M3 FRN 0.860% 4/25/35	191,273	184,702
Bear Stearns Asset-Backed Securities I Trust, Series 2005-HE12, Class M1 FRN 0.635% 12/25/35	400,000	387,435
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (c) 0.355% 11/25/45	115,122	110,820
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A FRN 0.305% 8/25/36	195,760	189,491
Citigroup Mortgage Loan Trust, Inc., Series 2005-WF2, Class MV1 FRN 0.800% 8/25/35	33,300	32,811

	Principal Amount	Value
Conseco Finance Corp., Series 2002-A, Class M1 FRN 2.004% 4/15/32	$93,570	$92,332
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.615% 9/25/34	54,572	54,208
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.645% 12/25/35	270,081	268,670
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.055% 2/25/35	193,391	176,193
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.605% 7/25/35	139,269	136,438
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.395% 1/25/36	110,240	106,996
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 FRN 0.375% 10/25/35	168,908	164,494
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.950% 2/25/35	279,824	268,101
MASTR Asset Backed Securities Trust, Series 2005, Class M1 FRN 0.875% 12/25/34	99,504	96,291
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.875% 3/25/35	120,000	111,287
Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC2, Class M3 FRN 0.860% 4/25/36	166,111	160,301
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (c) 0.887% 6/28/35	578,626	570,295
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (c) 0.917% 6/28/35	325,000	301,906
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.905% 7/25/35	89,342	88,444
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 6.709% 10/25/28	28	28
Park Place Securities Inc, Series 2005-WCW2, Class M1, ABS FRN 0.655% 7/25/35	105,000	104,603
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.415% 9/25/35	58,381	58,174

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3 FRN 0.435% 5/25/36	$168,332	$160,362
Residential Asset Securities Corp., Series 2005-AHL3, Class A2 FRN 0.395% 11/25/35	96,995	96,135
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (c) 0.435% 1/25/37	113,285	112,099

		4,207,940

Other ABS — 6.5%
Alterna Funding I LLC, Series 2014-1A, Class NOTE (c) 1.639% 2/15/21	146,214	145,848
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (c) 4.277% 9/05/44	250,000	247,623
ARL First LLC, Series 2012-1A, Class A1 FRN (c) 1.904% 12/15/42	162,250	164,549
Ascentium Equipment Receivables LLC, Series 2014-1A, Class B (c) 1.580% 10/10/18	120,000	119,618
Avery Point CLO Ltd., Series 2014-5A, Class A FRN (c) 1.696% 7/17/26	250,000	249,719
Avery Point III CLO Ltd., Series 2013-3A, Class A FRN (c) 1.634% 1/18/25	250,000	248,840
Birchwood Park CLO Ltd., Series 2014-1A, Class A FRN (c) 1.674% 7/15/26	250,000	249,998
Blue Hill CLO Ltd., Series 2013-1A, Class A FRN (c) 1.714% 1/15/26	250,000	250,089
Carlyle Global Market Strategies, Series 2014-1A, Class A FRN (c) 1.753% 4/17/25	265,000	265,203
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1 FRN (c) 1.704% 10/15/25	300,000	299,615
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (c) 4.474% 3/20/43	92,863	94,395
Diamond Resorts Owner Trust, Series 2013-2, Class A (c) 2.270% 5/20/26	141,785	142,354
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (c) 5.216% 1/25/42	236,731	249,386
Eaton Vance CLO, Series 2014-1A, Class A FRN (c) 1.685% 7/15/26	250,000	249,724

	Principal Amount	Value
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (c) 4.212% 10/15/42	$222,542	$222,160
Global Container Assets Ltd., Series 2013-1A, Class A1 (c) 2.200% 11/05/28	179,216	180,294
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (c) 1.384% 4/25/25	365,000	360,425
Henderson Receivables II LLC, Series 2014-2A, Class A (c) 3.610% 6/15/46	130,000	129,368
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (c) 2.406% 6/02/17	250,000	253,850
Hilton Grand Vacations Trust, Series 2014-AA, Class A (c) 1.770% 11/25/26	130,603	129,540
Hilton Grand Vacations Trust, Series 2013-A, Class A (c) 2.280% 1/25/26	180,365	181,331
Icon Brand Holdings LLC, Series 2012-1A, Class A (c) 4.229% 1/25/43	89,315	89,577
Icon Brand Holdings LLC, Series 2013-1A, Class A (c) 4.352% 1/25/43	73,723	73,548
ING Investment Management CLO Ltd., Series 2012-3A, Class A FRN (c) 1.684% 10/15/22	250,000	249,982
ING Investment Management CLO Ltd., Series 2013-3A, Class A1 FRN (c) 1.684% 1/18/26	250,000	249,837
LCM Ltd., Series 16A, Class A FRN (c) 1.758% 7/15/26	250,000	250,088
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (c) 1.682% 7/20/26	250,000	249,811
Miramax LLC, Series 2014-1A, Class A2 (c) 3.340% 7/20/26	300,000	299,054
MVW Owner Trust, Series 2013-1A, Class A (c) 2.150% 4/22/30	141,326	141,816
New York City Tax Lien, Series 2014-A, Class A (c) 1.030% 11/10/27	140,000	139,737
Nomad CLO Ltd., Series 2013-1A, Class A1 FRN (c) 1.434% 1/15/25	250,000	247,634
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (c) 1.354% 4/20/25	225,000	221,846

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
OHA Loan Funding Ltd., Series 2013-1A, Class A FRN (c) 1.483% 7/23/25	$200,000	$198,183
OneMain Financial Issuance Trust, Series 2014-2A, Class A (c) 2.470% 9/18/24	120,000	120,038
Orange Lake Timeshare Trust, Series 2014-AA, Class A (c) 2.290% 7/09/29	97,493	97,479
Ownit Mortgage Loan Trust, Series 2005-2, Class M4 FRN 1.085% 3/25/36	138,820	132,538
RAAC, Series 2006-RP2, Class A FRN (c) 0.405% 2/25/37	159,070	157,381
Race Point CLO Ltd., Series 2012-7A, Class A FRN (c) 1.645% 11/08/24	100,000	99,819
Race Point VIII CLO Ltd., Series 2013-8A, Class A FRN (c) 1.482% 2/20/25	250,000	247,941
Seneca Park CLO Ltd., Series 2014-1A, Class A FRN (c) 1.703% 7/17/26	250,000	250,092
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (c) 2.840% 11/20/28	27,281	27,749
Sonic Capital LLC, Series 2011-1A, Class A2 (c) 5.438% 5/20/41	177,298	188,939
SpringCastle America Funding LLC, Series 2014-AA, Class A (c) (d) 2.700% 5/25/23	360,000	359,976
Springleaf Funding Trust, Series 2013-AA, Class A (c) 2.580% 9/15/21	180,000	181,271
SVO VOI Mortgage Corp., Series 2012-AA, Class A 2.000% 9/20/29	182,929	181,916
TAL Advantage LLC, Series 2014-2A, Class A1 (c) 1.700% 5/20/39	247,028	247,265
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (c) 2.554% 10/15/15	120,000	120,915
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (c) 4.370% 7/15/41	62,285	65,363
Westgate Resorts LLC, Series 2014-1A, Class A (c) 2.150% 12/20/26	270,000	268,958

		9,592,682

	Principal Amount	Value
Student Loans ABS — 3.3%
Access Group, Inc., Series 2003-A, Class A3 FRN 1.225% 7/01/38	$68,758	$63,216
College Loan Corp. Trust, Series 2002-1, Class B1 FRN (c) 1.636% 3/01/42	100,000	83,000
College Loan Corp. Trust I, Series 2002-2, Class A30 FRN (c) 0.005% 3/01/42	100,000	98,067
College Loan Corp. Trust I, Series 2003-1, Class A6 FRN (c) 0.305% 3/01/42	200,000	196,598
College Loan Corp. Trust I, Series 2002-1, Class A5 FRN (b) (c) 0.994% 3/01/42	150,000	145,125
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.654% 6/15/43	100,000	99,750
Education Funding Capital Trust I, Series 2004-1, Class A5 FRN 1.655% 6/15/43	350,000	345,644
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.656% 6/15/43	200,000	196,720
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.892% 6/15/43	250,000	235,810
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.535% 10/28/41	68,828	68,592
KeyCorp Student Loan Trust, Series 2004-A, Class 2B FRN 0.765% 1/27/42	100,000	96,354
KeyCorp Student Loan Trust, Series 1999-B, Class CTFS FRN 0.955% 11/25/36	100,000	91,721
Mississippi Higher Education Assistance Corp., Series 2014-1, Class A1 FRN 0.871% 10/25/35	167,470	167,773
National Collegiate Student Loan Trust, Series 2005-2, Class A3 FRN 0.345% 2/25/28	23,480	23,392
National Collegiate Student Loan Trust, Series 2005-3, Class A3 FRN 0.395% 7/25/28	62,801	62,562
National Collegiate Student Loan Trust, Series 2004-1, Class A2 FRN 0.494% 6/25/27	202,195	200,510
National Collegiate Student Loan Trust, Series 2007-4, Class A2A3 FRN 3.655% 12/26/25	50,000	48,029

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nelnet Student Loan Trust, Series 2005-4, Class A4R2 FRN 3/22/32	$150,000	$140,572
Nelnet Student Loan Trust, Series 2006-3, Class B FRN 0.484% 6/25/41	258,927	232,640
Nelnet Student Loan Trust, Series 2014-6A, Class A FRN (c) 0.801% 11/25/47	297,518	295,931
Nelnet Student Loan Trust, Series 2012-2A, Class B FRN (c) 1.155% 11/25/36	200,000	180,958
Nelnet Student Loan Trust, Series 2012-1A, Class B FRN (c) 1.155% 6/25/42	150,000	145,926
Nelnet Student Loan Trust, Series 2014-2A, Class B FRN (c) 1.655% 6/25/41	100,000	91,301
Nelnet Student Loan Trust, Series 2014-1A, Class B FRN (c) 1.655% 10/25/47	240,000	224,833
Nelnet Student Loan Trust, Series 2014-5A, Class B FRN (c) 1.655% 5/25/49	100,000	89,668
SLM Private Education Loan Trust, Series 2013-R1, Class A FRN (c) 1.655% 3/25/33	243,049	245,449
SLM Student Loan Trust, 2005-9 B FRN 0.534% 1/25/41	153,383	139,744
SLM Student Loan Trust, Series 2013-2, Class B FRN 1.656% 6/25/43	110,000	109,572
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.654% 6/17/30	50,000	48,550
Social Professional Loan Program LLC, Series 2014-A, Class A2 (c) 3.020% 10/25/27	260,879	262,629
South Carolina Student Loan Corp., Series 2014-1, Class B FRN 1.668% 8/01/35	400,000	376,964

		4,807,600

WL Collateral CMO — 0.3%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.678% 8/25/34	82,183	80,077
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	15,976	15,741
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.900% 9/25/33	4,448	4,037

	Principal Amount	Value
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.390% 8/25/34	$14,023	$13,225
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.371% 8/25/34	50,536	43,044
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.405% 8/25/36	137,881	127,305
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.230% 2/25/34	5,370	4,984
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.369% 7/25/33	2,970	2,965
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	136	137
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.568% 3/25/34	28,262	28,211
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.516% 4/25/44	68,288	69,149

		388,875

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.405% 11/25/37	25,079	24,783
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.747% 6/25/32	18,846	18,321

		43,104

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $26,466,016)		26,874,425

SOVEREIGN DEBT OBLIGATIONS — 1.1%
Brazilian Government International Bond 4.875% 1/22/21	100,000	106,300
Province of Quebec Canada 2.625% 2/13/23	192,000	188,230
Province of Quebec Canada 7.500% 9/15/29	125,000	177,073
Republic of Brazil International Bond 5.625% 1/07/41	235,000	242,637
Republic of Turkey International Bond 4.875% 4/16/43	236,000	212,872
Republic of Turkey International Bond 6.750% 4/03/18	100,000	110,750

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Mexican States 5.125% 1/15/20	$95,000	$105,450
United Mexican States 6.750% 9/27/34	375,000	476,250

		1,619,562

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $1,614,320)		1,619,562

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 28.3%
Collateralized Mortgage Obligations — 1.6%
Fannie Mae Benchmark REMIC, Series 2007-B2, Class ZA 5.500% 6/25/37	112,157	122,922
Federal Home Loan Mortgage Corp. Series 4303, Class AP 3.000% 8/15/43	485,943	498,905
Series 4290, Class CA 3.500% 12/15/38	240,252	250,318
Series 2617, Class Z 5.500% 5/15/33	263,977	295,282
Series 2693, Class Z 5.500% 10/15/33	453,267	501,257
Series 2178, Class PB 7.000% 8/15/29	24,712	28,208
Federal National Mortgage Association Series 2014-7, Class VA 3.500% 5/25/25	147,370	155,639
Series 2014-48, Class AB 4.000% 10/25/40	376,023	400,207
Series 2010-60, Class HJ 5.500% 5/25/40	102,841	113,803
U.S. Department of Veteran Affairs, Series 1992-1, Class 2Z 7.750% 5/15/22	14,920	16,801

		2,383,342

Pass-Through Securities — 26.7%
Federal Home Loan Mortgage Corp. Pool #G11476 5.000% 11/01/18	51,762	54,860
Pool #B16010 5.000% 8/01/19	1,115	1,193
Pool #B17058 5.000% 9/01/19	3,820	4,048
Pool #B18677 5.000% 1/01/20	2,179	2,331
Pool #E89199 6.000% 4/01/17	2,421	2,545
Pool #G11431 6.000% 2/01/18	476	500

	Principal Amount	Value
Pool #G01311 7.000% 9/01/31	$2,166	$2,512
Pool #C80207 7.500% 9/01/24	2,384	2,750
Pool #C00530 7.500% 7/01/27	1,792	2,107
Pool #C00563 7.500% 11/01/27	6,096	7,175
Pool #C00612 7.500% 4/01/28	369	434
Pool #C55867 7.500% 2/01/30	7,260	8,509
Federal National Mortgage Association Pool #725692 2.271% 10/01/33 FRN	164,048	173,782
Pool #888586 2.341% 10/01/34 FRN	355,507	377,621
Pool #890564 3.000% 6/01/43	340,723	337,941
Pool #AO8629 3.500% 7/01/42	395,067	404,651
Pool #AP6609 3.500% 9/01/42	244,818	250,527
Pool #AR8708 3.500% 4/01/43	103,807	105,904
Pool #AT0998 3.500% 4/01/43	524,464	535,056
Pool #AT4050 3.500% 5/01/43	134,996	137,722
Pool #MA1463 3.500% 6/01/43	344,581	351,540
Pool #735010 5.000% 11/01/19	194,797	207,982
Pool #253880 6.500% 7/01/16	1,238	1,284
Pool #575579 7.500% 4/01/31	11,156	13,251
Pool #535996 7.500% 6/01/31	2,120	2,517
Federal National Mortgage Association TBA Pool #6560 2.500% 9/01/27 (d)	7,975,000	8,017,990
Pool #9768 3.000% 9/01/42 (d)	6,600,000	6,504,610
Pool #17115 3.500% 5/01/42 (d)	2,600,000	2,657,078
Pool #18388 4.000% 2/01/42 (d)	2,425,000	2,555,533
Pool #21133 4.500% 3/01/40 (d)	3,975,000	4,288,963

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association Pool #783896 3.500% 5/15/44	$502,500	$520,657
Pool #G2MA2149 4.000% 8/20/44	2,794,205	2,970,152
Pool #579140 6.500% 1/15/32	1,638	1,891
Pool #587280 6.500% 9/15/32	1,400	1,609
Pool #550659 6.500% 9/15/35	129,349	148,256
Pool #538689 6.500% 12/15/35	30,187	34,664
Pool #780651 7.000% 10/15/27	2,516	2,918
Pool #462384 7.000% 11/15/27	1,763	2,048
Pool #482668 7.000% 8/15/28	1,790	2,079
Pool #506804 7.000% 5/15/29	8,260	9,575
Pool #506914 7.000% 5/15/29	31,363	36,343
Pool #581417 7.000% 7/15/32	4,700	5,538
Pool #591581 7.000% 8/15/32	953	1,125
Pool #423836 8.000% 8/15/26	1,360	1,609
Pool #444619 8.000% 3/15/27	10,326	12,252
Government National Mortgage Association II Pool #82488 1.625% 3/20/40 FRN	116,388	120,580
Pool #82462 3.500% 1/20/40 FRN	92,936	97,590
Government National Mortgage Association TBA Pool #548 3.000% 11/01/42 (d)	2,475,000	2,491,049
Pool #1367 4.000% 10/01/42 (d)	3,100,000	3,288,180
Pool #1523 4.500% 12/01/40 (d)	2,100,000	2,278,008

		39,039,039

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $41,460,256)		41,422,381

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 8.2%
U.S. Treasury Bonds & Notes — 8.2%
U.S. Treasury Bond 2.750% 8/15/42	$1,260,000	$1,154,348
U.S. Treasury Bond 2.875% 5/15/43	740,000	693,018
U.S. Treasury Bond 3.375% 5/15/44	1,580,000	1,630,517
U.S. Treasury Bond 4.500% 2/15/36	1,140,000	1,407,089
U.S. Treasury Inflation Index 0.375% 7/15/23	1,054,493	1,043,043
U.S. Treasury Note 1.000% 9/15/17	800,000	798,687
U.S. Treasury Note (f) (g) 1.625% 4/30/19	5,265,000	5,245,257

		11,971,959

TOTAL U.S. TREASURY OBLIGATIONS (Cost $11,822,653)		11,971,959

TOTAL BONDS & NOTES (Cost $140,824,505)		144,119,808

	Notional Amount
PURCHASED OPTIONS — 0.1%
Financial — 0.1%
Diversified Financial — 0.1%
3-Month LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 2.50 (OTC — Credit Suisse International); underlying swap terminates 4/27/26	$17,725,000	194,447

TOTAL PURCHASED OPTIONS (Cost $311,007)		194,447

TOTAL LONG-TERM INVESTMENTS (Cost $141,551,200)		144,740,111

	Principal Amount
SHORT-TERM INVESTMENTS — 23.2%
Commercial Paper — 21.1%
Agrium, Inc. 0.360% 12/15/14	$2,000,000	1,998,500
Discovery Communication, LLC (c) 0.300% 10/08/14	1,500,000	1,499,912
Enbridge, Inc. (c) 0.350% 11/26/14	1,800,000	1,799,020

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
ERAC USA Finance LLC (c) 0.340% 11/04/14	$2,500,000	$2,499,197
Experian Finance PLC (c) 0.330% 10/20/14	2,500,000	2,499,565
Glencore Funding LLC (c) 0.390% 10/20/14	1,350,000	1,349,722
Hewlett-Packard Co. (c) 0.360% 10/28/14	1,721,000	1,720,535
Holcim US Finance Sarl & Cie (c) 0.380% 10/21/14	1,000,000	999,789
JM Smucker Co. (c) 0.290% 10/14/14	1,750,000	1,749,817
Magellan Midstream Holdings LP (c) 0.260% 10/15/14	2,600,000	2,599,737
Marriott International, Inc. (c) 0.280% 11/03/14	2,500,000	2,499,358
Monsanto Co. (c) 0.320% 11/20/14	1,000,000	999,556
Noble Corp. (c) 0.350% 10/21/14	2,500,000	2,499,514
Pall Corp. (c) 0.260% 10/01/14	2,431,000	2,431,000
Pentair Finance (c) 0.290% 10/22/14	1,250,000	1,249,789
Plains Midstream (c) 0.260% 10/03/14	2,500,000	2,499,963

		30,894,974

Time Deposits — 2.1%
Euro Time Deposit 0.010% 10/01/14	3,137,571	3,137,571

TOTAL SHORT-TERM INVESTMENTS (Cost $34,032,545)		34,032,545

TOTAL INVESTMENTS — 122.0% (Cost $175,583,745) (h)		178,772,656

Other Assets/(Liabilities) — (22.0)%		(32,199,365)

NET ASSETS — 100.0%		$146,573,291

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2014, these securities amounted to a value of $586,066 or 0.40% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $54,755,304 or 37.36% of net assets.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	Restricted security. Certain securities are restricted as to resale. At September 30, 2014, these securities amounted to a value of $197,693 or 0.13% of net assets. The Fund generally bears the costs, if any, associated with the disposition of restricted securities.
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 0.9%

COMMON STOCK — 0.9%
Basic Materials — 0.9%
Forest Products & Paper — 0.9%
The Newark Group, Inc. (a) (b)	329,969	$2,219,371

TOTAL COMMON STOCK (Cost $2,113,591)		2,219,371

TOTAL EQUITIES (Cost $2,113,591)		2,219,371

	Principal Amount
BONDS & NOTES — 95.6%

BANK LOANS — 6.0%
Electronics — 1.2%
Kronos, Inc., 2nd Lien Term Loan 9.750% 4/30/20	$660,004	677,329
RP Crown Parent LLC, 2nd Lien Term Loan 11.250% 12/20/19	2,500,000	2,369,650

		3,046,979

Health Care Technology — 0.9%
The TriZetto Group, Inc., Term Loan B 4.750% 5/02/18	1,839,253	1,832,356
The TriZetto Group, Inc., 2nd Lien Term Loan D 8.500% 3/28/19	534,414	537,086

		2,369,442

Oil & Gas — 3.0%
Caelus Energy Alaska O3 LLC, 2nd Lien Term Loan 8.750% 4/02/21	5,254,429	5,175,612
MD America Energy LLC, 2nd Lien Term Loan 9.500% 8/04/19	2,934,412	2,856,152

		8,031,764

Pharmaceuticals — 0.9%
Synarc-Biocore Holdings LLC, 2nd Lien Term Loan 9.250% 3/04/22	2,448,101	2,386,899

TOTAL BANK LOANS (Cost $15,862,065)		15,835,084

CORPORATE DEBT — 89.6%
Aerospace & Defense — 1.7%
Ducommun, Inc. 9.750% 7/15/18	2,265,000	2,449,031

	Principal Amount	Value
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. (b) (c) 9.750% 4/01/17	$1,805,000	$-
TransDigm, Inc. (d) 6.500% 7/15/24	2,035,000	2,027,369

		4,476,400

Agriculture — 1.6%
Pinnacle Operating Corp. (d) 9.000% 11/15/20	3,873,000	4,134,428

Airlines — 1.7%
Intrepid Aviation Group Holdings LLC/Intrepid Finance Co. (d) 6.875% 2/15/19	4,495,000	4,506,237

Apparel — 1.8%
Perry Ellis International, Inc. 7.875% 4/01/19	4,696,000	4,742,960

Auto Manufacturers — 1.4%
Allied Specialty Vehicles, Inc. (d) 8.500% 11/01/19	3,600,000	3,753,000

Automotive & Parts — 2.9%
Accuride Corp. 9.500% 8/01/18	2,790,000	2,908,575
Cooper Tire & Rubber Co. 8.000% 12/15/19	760,000	847,400
International Automotive Components Group SA (d) 9.125% 6/01/18	2,634,000	2,778,870
Meritor, Inc., Convertible 7.875% 3/01/26	839,000	1,212,879

		7,747,724

Banks — 1.3%
Ally Financial, Inc. 8.000% 11/01/31	2,175,000	2,713,313
Sophia Holding Finance LP/Sophia Holding Finance, Inc. (d) 9.625% 12/01/18	790,000	797,900

		3,511,213

Building Materials — 2.0%
Headwaters, Inc. 7.250% 1/15/19	2,500,000	2,587,500
Roofing Supply Group LLC/Roofing Supply Finance, Inc. (d) 10.000% 6/01/20	2,665,000	2,798,250

		5,385,750

Chemicals — 1.4%
Cornerstone Chemical Co. (d) 9.375% 3/15/18	1,410,000	1,480,500
Omnova Solutions, Inc. 7.875% 11/01/18	2,075,000	2,111,313

		3,591,813

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Coal — 2.7%
Alpha Natural Resources, Inc. (d) 7.500% 8/01/20	$530,000	$474,350
Murray Energy Corp. (d) 8.625% 6/15/21	2,178,000	2,254,230
Murray Energy Corp. (d) 9.500% 12/05/20	540,000	594,000
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (d) 7.375% 2/01/20	355,000	372,750
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. (d) 7.375% 2/01/20	1,525,000	1,601,250
Westmoreland Coal Co./Westmoreland Partners 10.750% 2/01/18	1,680,000	1,764,000

		7,060,580

Commercial Services — 3.9%
Mustang Merger Corp. (d) 8.500% 8/15/21	7,420,000	7,679,700
StoneMor Partners LP/Cornerstone Family Services of WV (d) 7.875% 6/01/21	2,545,000	2,621,350

		10,301,050

Distribution & Wholesale — 0.3%
Global Partners LP/GLP Finance Corp. (d) 6.250% 7/15/22	888,000	883,560

Diversified Financial — 0.8%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875% 2/01/22	2,000,000	2,000,000

Electrical Components & Equipment — 0.7%
International Wire Group Holdings, Inc. (d) 8.500% 10/15/17	1,700,000	1,823,250

Electronics — 0.4%
Rexel SA (d) 5.250% 6/15/20	1,047,000	1,051,581

Engineering & Construction — 1.0%
Weekley Homes LLC/Weekley Finance Corp. 6.000% 2/01/23	1,440,000	1,393,200
Zachry Holdings, Inc. (d) 7.500% 2/01/20	1,169,000	1,198,225

		2,591,425

Foods — 2.2%
Chiquita Brands International, Inc., Convertible 4.250% 8/15/16	2,447,000	2,447,000

	Principal Amount	Value
Hearthside Group Holdings LLC/Hearthside Finance Co. (d) 6.500% 5/01/22	$485,000	$471,662
JBS Investments GMBH Co. (d) 7.750% 10/28/20	$2,600,000	$2,762,500

		5,681,162

Forest Products & Paper — 2.7%
Appvion, Inc. (d) 9.000% 6/01/20	3,168,000	2,617,560
Unifrax I LLC/Unifrax Holding Co. (d) 7.500% 2/15/19	490,000	494,900
Xerium Technologies, Inc. 8.875% 6/15/18	3,926,000	4,141,930

		7,254,390

Gas — 0.5%
LBC Tank Terminals Holding Netherlands BV (d) 6.875% 5/15/23	1,188,000	1,265,220

Health Care – Products — 0.7%
Alere, Inc. 6.500% 6/15/20	1,940,000	1,930,300

Health Care – Services — 1.0%
HEALTHSOUTH Corp. 5.750% 11/01/24	515,000	525,300
Tenet Healthcare Corp. 8.125% 4/01/22	2,050,000	2,249,875

		2,775,175

Holding Company – Diversified — 0.7%
Carlson Travel Holdings, Inc. (d) 7.500% 8/15/19	1,755,000	1,772,550

Home Builders — 2.1%
Brookfield Residential Properties, Inc. (d) 6.500% 12/15/20	2,230,000	2,313,625
William Lyon Homes, Inc. 5.750% 4/15/19	760,000	746,700
William Lyon Homes, Inc. 8.500% 11/15/20	2,238,000	2,417,040

		5,477,365

Insurance — 0.6%
Onex York Acquisition Corp. (d) (e) 8.500% 10/01/22	1,602,000	1,591,988

Leisure Time — 2.9%
Brunswick Corp. (d) 4.625% 5/15/21	910,000	884,975
Brunswick Corp. 7.125% 8/01/27	3,993,000	4,312,440
Brunswick Corp. 7.375% 9/01/23	650,000	713,375

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Carlson Wagonlit BV (d) 6.875% 6/15/19	$1,646,000	$1,724,185

		7,634,975

Machinery – Diversified — 1.8%
Welltec A/S (d) 8.000% 2/01/19	$2,950,000	$3,053,250
Zebra Technologies Corp. (d) (e) 7.250% 10/15/22	1,718,000	1,718,000

		4,771,250

Manufacturing — 2.7%
CTP Transportation Products LLC/CTP Finance, Inc. (d) 8.250% 12/15/19	1,135,000	1,211,612
EnPro Industries, Inc. (d) 5.875% 9/15/22	1,895,000	1,923,425
JB Poindexter & Co., Inc. (d) 9.000% 4/01/22	3,805,000	4,085,619

		7,220,656

Media — 5.6%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.750% 1/15/24	1,438,000	1,430,810
Cogeco Cable, Inc. (d) 4.875% 5/01/20	1,310,000	1,300,175
Entercom Radio LLC 10.500% 12/01/19	1,805,000	1,976,475
Gannett Co., Inc. (d) 5.500% 9/15/24	840,000	827,400
Harron Communications LP/Harron Finance Corp. (d) 9.125% 4/01/20	1,610,000	1,754,900
Numericable Group SA (d) 6.000% 5/15/22	770,000	775,775
Numericable Group SA (d) 6.250% 5/15/24	415,000	413,963
RCN Telecom Services LLC/RCN Capital Corp. (d) 8.500% 8/15/20	4,051,000	4,132,020
Sirius XM Radio, Inc. (d) 6.000% 7/15/24	765,000	776,475
Townsquare Radio LLC/Townsquare Radio, Inc. (d) 9.000% 4/01/19	1,225,000	1,319,937

		14,707,930

Metal Fabricate & Hardware — 0.3%
Mueller Water Products, Inc. 7.375% 6/01/17	669,000	679,871

Mining — 1.5%
Alcoa, Inc. 5.125% 10/01/24	1,095,000	1,096,422

	Principal Amount	Value
First Quantum Minerals Ltd. (d) 7.250% 5/15/22	$1,822,000	$1,862,995
Hecla Mining Co. 6.875% 5/01/21	1,086,000	1,020,840

		3,980,257

Oil & Gas — 15.7%
American Energy - Woodford LLC/AEW Finance Corp. (d) 9.000% 9/15/22	$2,775,000	$2,573,812
American Energy-Permian Basin LLC/AEPB Finance Corp. (d) 6.741% 8/01/19	550,000	503,938
American Energy-Permian Basin LLC/AEPB Finance Corp. (d) 7.375% 11/01/21	1,240,000	1,134,600
Baytex Energy Corp. (d) 5.625% 6/01/24	1,390,000	1,334,400
California Resources Corp. (d) (e) 6.000% 11/15/24	1,700,000	1,746,750
Calumet Specialty Products Partners LP/Calumet Finance Corp. (d) 6.500% 4/15/21	2,162,000	2,053,900
CVR Refining LLC/Coffeyville Finance, Inc. 6.500% 11/01/22	3,093,000	3,154,860
Halcon Resources Corp. 8.875% 5/15/21	1,110,000	1,093,350
Halcon Resources Corp. 9.750% 7/15/20	3,190,000	3,245,825
Hilcorp Energy I LP/Hilcorp Finance Co. (d) 5.000% 12/01/24	1,280,000	1,232,000
Jupiter Resources, Inc. (d) 8.500% 10/01/22	2,700,000	2,396,250
Magnum Hunter Resources Corp. 9.750% 5/15/20	3,475,000	3,674,812
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 9.250% 6/01/21	1,615,000	1,590,775
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750% 10/01/20	1,650,000	1,711,875
Millennium Offshore Services Superholdings LLC (d) 9.500% 2/15/18	2,159,000	2,288,540
Precision Drilling Corp. (d) 5.250% 11/15/24	1,790,000	1,727,350
RKI Exploration & Production LLC/RKI Finance Corp. (d) 8.500% 8/01/21	2,365,000	2,441,863

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Sabine Oil & Gas LLC / Sabine Oil & Gas Finance Corp. 9.750% 2/15/17	$2,600,000	$2,626,000
Seventy Seven Energy, Inc. (d) 6.500% 7/15/22	1,150,000	1,129,875
Shelf Drilling Holdings Ltd. (d) 8.625% 11/01/18	1,816,000	1,906,800
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.500% 8/15/22	$680,000	$666,400
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 7.500% 7/01/21	1,180,000	1,262,600

		41,496,575

Packaging & Containers — 1.2%
Ardagh Finance Holdings SA (d) 8.625% 6/15/19	865,000	869,325
Sealed Air Corp. (d) 6.875% 7/15/33	2,334,000	2,272,733

		3,142,058

Pharmaceuticals — 2.5%
BioScrip, Inc. (d) 8.875% 2/15/21	3,841,000	3,932,224
Capsugel SA (d) 7.000% 5/15/19	705,000	703,237
Endo Finance LLC/ Endo Finco, Inc. (d) 5.375% 1/15/23	2,195,000	2,096,225

		6,731,686

Real Estate — 0.2%
Forestar USA Real Estate Group, Inc. (d) 8.500% 6/01/22	470,000	481,750

Retail — 2.1%
Chinos Intermediate Holdings A, Inc. (d) 7.750% 5/01/19	966,000	915,285
Landry’s, Inc. (d) 9.375% 5/01/20	1,850,000	1,956,375
The Men’s Wearhouse, Inc. (d) 7.000% 7/01/22	460,000	464,600
The Pantry, Inc. 8.375% 8/01/20	1,080,000	1,128,600
Petco Holdings, Inc. (d) 8.500% 10/15/17	1,115,000	1,131,725

		5,596,585

Savings & Loans — 2.0%
Infinity Acquisition LLC/Infinity Acquisition Finance Corp. (d) 7.250% 8/01/22	5,360,000	5,172,400

	Principal Amount	Value
Semiconductors — 1.0%
Micron Technology, Inc. (d) 5.500% 2/01/25	$2,800,000	$2,744,000

Software — 1.0%
Audatex North America, Inc. (d) 6.000% 6/15/21	1,675,000	1,716,875
Audatex North America, Inc. (d) 6.125% 11/01/23	875,000	896,875

		2,613,750

Storage & Warehousing — 1.1%
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp. (d) 6.500% 4/01/19	$3,200,000	$2,800,000

Telecommunications — 6.9%
Altice Financing SA (d) 6.500% 1/15/22	1,485,000	1,522,125
Altice Finco SA (d) 8.125% 1/15/24	1,385,000	1,481,950
Altice SA (d) 7.750% 5/15/22	1,955,000	2,018,537
DigitalGlobe, Inc. (d) 5.250% 2/01/21	1,050,000	1,008,000
Frontier Communications Corp. 6.875% 1/15/25	1,060,000	1,046,750
Frontier Communications Corp. 7.625% 4/15/24	1,835,000	1,903,813
Sprint Corp. (d) 7.125% 6/15/24	560,000	564,200
Sprint Corp. (d) 7.250% 9/15/21	1,460,000	1,520,225
Sprint Corp. (d) 7.875% 9/15/23	2,880,000	3,052,800
T-Mobile USA, Inc. 6.375% 3/01/25	1,955,000	1,950,113
West Corp. (d) 5.375% 7/15/22	2,175,000	2,006,437

		18,074,950

Transportation — 5.0%
The Kenan Advantage Group, Inc. (d) 8.375% 12/15/18	5,510,000	5,751,062
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	1,588,000	1,667,400
Topaz Marine SA (d) 8.625% 11/01/18	2,838,000	2,937,898
Watco Cos. LLC/Watco Finance Corp. (d) 6.375% 4/01/23	2,730,000	2,743,650

		13,100,010

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
TOTAL CORPORATE DEBT (Cost $235,122,959)		$236,257,824

TOTAL BONDS & NOTES (Cost $250,985,024)		252,092,908

TOTAL LONG-TERM INVESTMENTS (Cost $253,098,615)		254,312,279

SHORT-TERM INVESTMENTS — 4.2%
Time Deposits — 4.2%
Euro Time Deposit 0.010% 10/01/14	$10,977,222	$10,977,222

TOTAL SHORT-TERM INVESTMENTS (Cost $10,977,222)		10,977,222

TOTAL INVESTMENTS — 100.7% (Cost $264,075,837) (f)		265,289,501

Other Assets/(Liabilities) — (0.7)%		(1,716,717)

NET ASSETS — 100.0%		$263,572,784

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2014, these securities amounted to a value of $2,219,371 or 0.84% of net assets.
(c)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At September 30, 2014, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $159,116,102 or 60.37% of net assets.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 56.8%

COMMON STOCK — 56.7%
Basic Materials — 1.5%
Chemicals — 1.2%
Air Products & Chemicals, Inc.	630	$82,012
Airgas, Inc.	3	332
CF Industries Holdings, Inc.	1,115	311,330
The Dow Chemical Co.	6,693	350,981
E.I. du Pont de Nemours & Co.	71	5,095
Eastman Chemical Co.	794	64,227
Ecolab, Inc.	224	25,722
International Flavors & Fragrances, Inc.	113	10,834
LyondellBasell Industries NV Class A	3,700	402,042
Monsanto Co.	9	1,013
The Mosaic Co.	3,800	168,758
PPG Industries, Inc.	864	169,983
Praxair, Inc.	4	516
Rayonier Advanced Materials, Inc.	5,766	189,759
The Sherwin-Williams Co.	127	27,812
Sigma-Aldrich Corp.	749	101,872

		1,912,288

Forest Products & Paper — 0.1%
International Paper Co.	2,607	124,458
MeadWestvaco Corp.	107	4,381

		128,839

Iron & Steel — 0.0%
Allegheny Technologies, Inc.	19	705
Nucor Corp.	61	3,311

		4,016

Mining — 0.2%
Alcoa, Inc.	7,546	121,415
Freeport-McMoRan, Inc.	4,748	155,022
Newmont Mining Corp.	784	18,071
Vulcan Materials Co.	698	42,041

		336,549

		2,381,692

Communications — 7.6%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	1,733	31,749
Omnicom Group, Inc.	1,998	137,582

		169,331

Internet — 1.9%
Akamai Technologies, Inc. (a)	610	36,478
Amazon.com, Inc. (a)	46	14,832
eBay, Inc. (a)	6,865	388,765
Expedia, Inc.	3,373	295,542

	Number of Shares	Value
F5 Networks, Inc. (a)	1,380	$163,861
Facebook, Inc. Class A (a)	3,700	292,448
FTD Cos., Inc. (a)	8,100	276,291
Google, Inc. Class A (a)	514	302,443
Google, Inc. Class C (a)	494	285,216
Netflix, Inc. (a)	326	147,085
New Media Investment Group, Inc.	9,300	154,659
The Priceline Group, Inc. (a)	224	259,522
Symantec Corp.	4,979	117,056
TripAdvisor, Inc. (a)	543	49,641
VeriSign, Inc. (a)	6,589	363,186
Yahoo!, Inc. (a)	34	1,385

		3,148,410

Media — 2.8%
Cablevision Systems Corp. Class A	16,500	288,915
CBS Corp. Class B	70	3,745
Comcast Corp. Class A	12,481	671,228
DIRECTV (a)	3,686	318,913
Discovery Communications, Inc. Series A (a)	200	7,560
Discovery Communications, Inc. Series C (a)	200	7,456
Gannett Co., Inc.	1,107	32,845
Liberty Media Corp. (a)	7,420	348,666
Liberty Media Corp. Class A (a)	6,560	309,501
The McGraw Hill Financial, Inc.	609	51,430
News Corp. (a)	16,400	264,532
News Corp. Class A (a)	2,230	36,461
Nielsen NV	900	39,897
Scripps Networks Interactive Class A	424	33,110
Starz Class A (a)	18,700	618,596
Time Warner Cable, Inc.	808	115,940
Time Warner, Inc.	4,788	360,105
Twenty-First Century Fox Class A	321	11,007
Viacom, Inc. Class B	3,190	245,439
The Walt Disney Co.	10,382	924,309

		4,689,655

Telecommunications — 2.8%
AT&T, Inc.	23,270	820,035
CenturyLink, Inc.	2,554	104,433
Cisco Systems, Inc.	34,524	868,969
Corning, Inc.	9,174	177,425
Crown Castle International Corp.	200	16,106
Frontier Communications Corp.	33,870	220,494
Harris Corp.	1,354	89,905
Juniper Networks, Inc.	5,848	129,533
Knowles Corp. (a)	4,200	111,300
Motorola Solutions, Inc.	34	2,151
QUALCOMM, Inc.	13,188	986,067
Verizon Communications, Inc.	19,732	986,403

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Windstream Corp.	1,351	$14,564

		4,527,385

		12,534,781

Consumer, Cyclical — 4.8%
Airlines — 0.4%
Delta Air Lines, Inc.	10,600	383,190
Southwest Airlines Co.	9,066	306,159

		689,349

Apparel — 0.3%
Nike, Inc. Class B	3,802	339,139
Ralph Lauren Corp.	180	29,651
VF Corp.	500	33,015

		401,805

Auto Manufacturers — 0.3%
Ford Motor Co.	17,962	265,658
General Motors Co.	4,000	127,760
Paccar, Inc.	34	1,934

		395,352

Automotive & Parts — 0.3%
BorgWarner, Inc.	1,000	52,610
Delphi Automotive PLC	4,100	251,494
The Goodyear Tire & Rubber Co.	9,161	206,901
Johnson Controls, Inc.	5	220

		511,225

Distribution & Wholesale — 0.0%
Fastenal Co.	70	3,143
Fossil Group, Inc. (a)	30	2,817
Genuine Parts Co.	536	47,012
W.W. Grainger, Inc.	4	1,007

		53,979

Home Builders — 0.0%
D.R. Horton, Inc.	59	1,210
PulteGroup, Inc.	1,974	34,861

		36,071

Home Furnishing — 0.1%
Harman International Industries, Inc.	454	44,510
Whirlpool Corp.	584	85,060

		129,570

Housewares — 0.0%
Newell Rubbermaid, Inc.	1,083	37,266

Leisure Time — 0.1%
Carnival Corp.	2,373	95,323
Harley-Davidson, Inc.	1,008	58,666

		153,989

Lodging — 0.5%
Marriott International, Inc. Class A	3,413	238,569
Starwood Hotels & Resorts Worldwide, Inc.	1,460	121,486

	Number of Shares	Value
Wyndham Worldwide Corp.	4,822	$391,836
Wynn Resorts Ltd.	549	102,707

		854,598

Retail — 2.8%
AutoNation, Inc. (a)	20	1,006
AutoZone, Inc. (a)	206	104,990
Bed Bath & Beyond, Inc. (a)	1,773	116,717
Best Buy Co., Inc.	3,408	114,475
CarMax, Inc. (a)	1,000	46,450
Coach, Inc.	1,384	49,284
Costco Wholesale Corp.	948	118,803
CVS Health Corp.	7,513	597,960
Darden Restaurants, Inc.	173	8,903
Dollar General Corp. (a)	600	36,666
Dollar Tree, Inc. (a)	1,160	65,041
Family Dollar Stores, Inc.	47	3,630
GameStop Corp. Class A	1,361	56,073
The Gap, Inc.	905	37,729
The Home Depot, Inc.	9,410	863,273
Kohl’s Corp.	3,461	211,225
Lowe’s Cos., Inc.	7,029	371,975
Macy’s, Inc.	3,640	211,775
McDonald’s Corp.	2,275	215,693
Nordstrom, Inc.	711	48,611
O’Reilly Automotive, Inc. (a)	734	110,364
PetSmart, Inc.	400	28,036
Ross Stores, Inc.	1,496	113,068
Staples, Inc.	3,183	38,514
Starbucks Corp.	2,295	173,181
Target Corp.	2,467	154,632
Tiffany & Co.	311	29,952
The TJX Cos., Inc.	1,740	102,956
Urban Outfitters, Inc. (a)	760	27,892
Wal-Mart Stores, Inc.	2,253	172,287
Walgreen Co.	5,006	296,706
Yum! Brands, Inc.	536	38,581

		4,566,448

Textiles — 0.0%
Cintas Corp.	649	45,813

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	47	2,585
Mattel, Inc.	61	1,869

		4,454

		7,879,919

Consumer, Non-cyclical — 13.1%
Agriculture — 1.0%
Altria Group, Inc.	7,441	341,839
Archer-Daniels-Midland Co.	6,226	318,149
Lorillard, Inc.	2,979	178,472
Philip Morris International, Inc.	8,396	700,226
Reynolds American, Inc.	444	26,196

		1,564,882

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Beverages — 1.6%
Brown-Forman Corp. Class B	11	$992
The Coca-Cola Co.	22,924	977,938
Coca-Cola Enterprises, Inc.	1,385	61,439
Constellation Brands, Inc. Class A (a)	3,522	306,978
Dr. Pepper Snapple Group, Inc.	2,610	167,849
Keurig Green Mountain, Inc.	440	57,257
Molson Coors Brewing Co. Class B	3,836	285,552
Monster Beverage Corp. (a)	900	82,503
PepsiCo, Inc.	7,392	688,121

		2,628,629

Biotechnology — 1.0%
Alexion Pharmaceuticals, Inc. (a)	460	76,277
Amgen, Inc.	7,445	1,045,725
Biogen Idec, Inc. (a)	1,194	394,987
Celgene Corp. (a)	198	18,767
Regeneron Pharmaceuticals, Inc. (a)	110	39,657
Vertex Pharmaceuticals, Inc. (a)	100	11,231

		1,586,644

Commercial Services — 0.8%
The ADT Corp.	650	23,049
Automatic Data Processing, Inc.	421	34,977
Equifax, Inc.	336	25,113
H&R Block, Inc.	8,442	261,786
Iron Mountain, Inc.	69	2,253
MasterCard, Inc. Class A	50	3,696
McKesson Corp.	1,941	377,854
Moody’s Corp.	735	69,458
Paychex, Inc.	813	35,935
Quanta Services, Inc. (a)	1,024	37,161
Robert Half International, Inc.	335	16,415
Total System Services, Inc.	621	19,226
Vectrus, Inc. (a)	1,478	28,861
Visa, Inc. Class A	120	25,604
Western Union Co.	17,307	277,604

		1,238,992

Cosmetics & Personal Care — 0.6%
Avon Products, Inc.	17,809	224,393
Colgate-Palmolive Co.	806	52,567
The Estee Lauder Cos., Inc. Class A	996	74,421
The Procter & Gamble Co.	8,433	706,180

		1,057,561

Foods — 1.0%
Campbell Soup Co.	165	7,051
ConAgra Foods, Inc.	384	12,687
General Mills, Inc.	894	45,102
The Hershey Co.	419	39,985
Hormel Foods Corp.	94	4,831
The J.M. Smucker Co.	394	39,002
Kellogg Co.	1,835	113,036
Kraft Foods Group, Inc.	2,473	139,477

	Number of Shares	Value
The Kroger Co.	4,034	$209,768
McCormick & Co., Inc.	73	4,884
Mondelez International, Inc. Class A	6,221	213,163
Safeway, Inc.	3,821	131,060
Sysco Corp.	566	21,480
Tyson Foods, Inc. Class A	1,020	40,157
WhiteWave Foods Co. Class A (a)	16,500	599,445
Whole Foods Market, Inc.	472	17,988

		1,639,116

Health Care – Products — 2.2%
Baxter International, Inc.	1,822	130,765
Becton, Dickinson & Co.	822	93,552
Boston Scientific Corp. (a)	6,721	79,375
C.R. Bard, Inc.	2,674	381,607
CareFusion Corp. (a)	1,248	56,472
Covidien PLC	2,500	216,275
Edwards Lifesciences Corp. (a)	2,350	240,052
Intuitive Surgical, Inc. (a)	14	6,465
Johnson & Johnson	12,919	1,377,036
Medtronic, Inc.	9,769	605,190
St. Jude Medical, Inc.	1,998	120,140
Stryker Corp.	1,059	85,514
Varian Medical Systems, Inc. (a)	674	54,001
Zimmer Holdings, Inc.	1,234	124,079

		3,570,523

Health Care – Services — 1.0%
Aetna, Inc.	3,272	265,032
Cigna Corp.	2,359	213,938
DaVita HealthCare Partners, Inc. (a)	746	54,562
Humana, Inc.	1,175	153,091
Laboratory Corporation of America Holdings (a)	601	61,152
Quest Diagnostics, Inc.	635	38,532
Tenet Healthcare Corp. (a)	29	1,722
Thermo Fisher Scientific, Inc.	248	30,182
UnitedHealth Group, Inc.	4,681	403,736
Universal Health Services, Inc. Class B	2,070	216,315
WellPoint, Inc.	2,188	261,728

		1,699,990

Household Products — 0.2%
Avery Dennison Corp.	582	25,986
The Clorox Co.	447	42,930
Kimberly-Clark Corp.	2,130	229,124

		298,040

Pharmaceuticals — 3.7%
Abbott Laboratories	4,704	195,639
AbbVie, Inc.	4,704	271,703
Actavis PLC (a)	462	111,471
Allergan, Inc.	1,147	204,384
AmerisourceBergen Corp.	560	43,288

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Bristol-Myers Squibb Co.	7,212	$369,110
Cardinal Health, Inc.	2,855	213,897
DENTSPLY International, Inc.	161	7,342
Eli Lilly & Co.	2,507	162,579
Express Scripts Holding Co. (a)	3,745	264,509
Gilead Sciences, Inc. (a)	10,032	1,067,906
Hospira, Inc. (a)	624	32,467
Mead Johnson Nutrition Co.	624	60,041
Merck & Co., Inc.	17,929	1,062,831
Mylan, Inc. (a)	2,459	111,860
Patterson Cos., Inc.	61	2,527
Perrigo Co. PLC	40	6,008
Pfizer, Inc.	44,122	1,304,688
Zoetis, Inc.	16,810	621,130

		6,113,380

		21,397,757

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp.	2,236	53,306

Energy — 5.3%
Coal — 0.0%
CONSOL Energy, Inc.	1,457	55,162

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	400	26,324

Oil & Gas — 4.5%
Anadarko Petroleum Corp.	3,097	314,160
Apache Corp.	1,098	103,069
Cabot Oil & Gas Corp.	92	3,007
Chesapeake Energy Corp.	5,198	119,502
Chevron Corp.	9,100	1,085,812
Cimarex Energy Co.	300	37,959
ConocoPhillips	10,195	780,121
Denbury Resources, Inc.	2,185	32,841
Devon Energy Corp.	2,517	171,609
Diamond Offshore Drilling, Inc.	85	2,913
Ensco PLC Class A	1,100	45,441
EOG Resources, Inc.	1,492	147,738
EQT Corp.	629	57,579
Exxon Mobil Corp.	19,249	1,810,368
Helmerich & Payne, Inc.	840	82,211
Hess Corp.	2,747	259,097
Marathon Oil Corp.	5,185	194,904
Marathon Petroleum Corp.	2,342	198,297
Murphy Oil Corp.	1,422	80,926
Murphy USA, Inc. (a)	6,000	318,360
Nabors Industries Ltd.	10,099	229,853
Newfield Exploration Co. (a)	1,300	48,191
Noble Corp. PLC	700	15,554
Noble Energy, Inc.	66	4,512
Occidental Petroleum Corp.	4,030	387,485
Phillips 66	5,605	455,743

	Number of Shares	Value
Pioneer Natural Resources Co.	3	$591
QEP Resources, Inc.	98	3,016
Range Resources Corp.	99	6,713
Tesoro Corp.	3,486	212,576
Valero Energy Corp.	4,410	204,051

		7,414,199

Oil & Gas Services — 0.8%
Baker Hughes, Inc.	2,874	186,983
Cameron International Corp. (a)	37	2,456
FMC Technologies, Inc. (a)	72	3,910
Halliburton Co.	5,171	333,581
National Oilwell Varco, Inc.	4,809	365,965
Schlumberger Ltd.	2,845	289,308
Transocean Ltd.	2,300	73,531

		1,255,734

Pipelines — 0.0%
Kinder Morgan, Inc.	60	2,300
Spectra Energy Corp.	71	2,788
The Williams Cos., Inc.	33	1,827

		6,915

		8,758,334

Financial — 8.7%
Banks — 2.5%
Bank of America Corp.	16,642	283,746
Bank of New York Mellon Corp.	5,995	232,186
BB&T Corp.	1,912	71,146
Capital One Financial Corp.	5,775	471,355
Comerica, Inc.	924	46,071
Fifth Third Bancorp	2,921	58,478
Huntington Bancshares, Inc.	13,210	128,533
KeyCorp	10,972	146,257
M&T Bank Corp.	281	34,644
Northern Trust Corp.	661	44,968
PNC Financial Services Group, Inc.	3,745	320,497
Regions Financial Corp.	13,043	130,952
State Street Corp.	1,685	124,033
SunTrust Banks, Inc.	3,000	114,090
U.S. Bancorp	8,229	344,219
Wells Fargo & Co.	30,364	1,574,981
Zions Bancorp	449	13,048

		4,139,204

Diversified Financial — 2.8%
Affiliated Managers Group, Inc. (a)	260	52,094
American Express Co.	4,588	401,633
Ameriprise Financial, Inc.	1,215	149,907
BlackRock, Inc.	710	233,107
The Charles Schwab Corp.	3,122	91,756
Citigroup, Inc.	14,084	729,833
CME Group, Inc.	55	4,398
Discover Financial Services	2,895	186,409

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
E*TRADE Financial Corp. (a)	2,893	$65,353
Franklin Resources, Inc.	1,548	84,536
The Goldman Sachs Group, Inc.	2,878	528,314
IntercontinentalExchange, Inc.	2	390
Invesco Ltd.	2,123	83,816
JP Morgan Chase & Co.	21,565	1,299,076
Legg Mason, Inc.	2,347	120,072
Morgan Stanley	9,596	331,734
The NASDAQ OMX Group, Inc.	722	30,627
Navient Corp.	7,618	134,915
T. Rowe Price Group, Inc.	1,186	92,982

		4,620,952

Insurance — 3.1%
ACE Ltd.	2,830	296,782
Aflac, Inc.	2,945	171,546
The Allstate Corp.	2,786	170,977
American International Group, Inc.	11,411	616,422
Aon PLC	1,636	143,428
Assurant, Inc.	3,010	193,543
Berkshire Hathaway, Inc. Class B (a)	9,543	1,318,270
The Chubb Corp.	1,664	151,557
Cincinnati Financial Corp.	524	24,654
Genworth Financial, Inc. Class A (a)	4,855	63,601
The Hartford Financial Services Group, Inc.	1,290	48,053
Lincoln National Corp.	3,658	195,996
Loews Corp.	434	18,080
Marsh & McLennan Cos., Inc.	1,230	64,378
MetLife, Inc.	5,929	318,506
Principal Financial Group, Inc.	3,535	185,481
The Progressive Corp.	2,734	69,116
Prudential Financial, Inc.	4,235	372,426
Torchmark Corp.	1,980	103,693
The Travelers Cos., Inc.	2,163	203,192
Unum Group	4,235	145,599
XL Group PLC	5,697	188,969

		5,064,269

Real Estate — 0.0%
CBRE Group, Inc. (a)	98	2,915

Real Estate Investment Trusts (REITS) — 0.3%
American Tower Corp.	1,698	158,984
Apartment Investment & Management Co. Class A	64	2,036
AvalonBay Communities, Inc.	4	564
Boston Properties, Inc.	317	36,696
Equity Residential	1	62
General Growth Properties, Inc.	2,900	68,295
HCP, Inc.	976	38,757
Health Care REIT, Inc.	74	4,615
Host Hotels & Resorts, Inc.	4,030	85,960
Kimco Realty Corp.	1,410	30,893
The Macerich Co.	400	25,532

	Number of Shares	Value
Plum Creek Timber Co., Inc.	73	$2,848
Prologis, Inc.	16	603
Public Storage	27	4,478
Simon Property Group, Inc.	4	658
Ventas, Inc.	36	2,230
Vornado Realty Trust	165	16,493
Weyerhaeuser Co.	177	5,639

		485,343

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	1,335	12,976
People’s United Financial, Inc.	1,059	15,324

		28,300

		14,340,983

Industrial — 6.2%
Aerospace & Defense — 1.5%
The Boeing Co.	3,106	395,642
Exelis, Inc.	26,600	439,964
General Dynamics Corp.	2,048	260,280
L-3 Communications Holdings, Inc.	594	70,638
Lockheed Martin Corp.	2,431	444,338
Northrop Grumman Corp.	2,223	292,903
Raytheon Co.	2,096	212,996
Rockwell Collins, Inc.	457	35,875
United Technologies Corp.	2,792	294,835

		2,447,471

Building Materials — 0.0%
Masco Corp.	894	21,384

Electrical Components & Equipment — 0.1%
AMETEK, Inc.	1,000	50,210
Emerson Electric Co.	3,243	202,947

		253,157

Electronics — 0.6%
Agilent Technologies, Inc.	873	49,744
Allegion PLC	6,000	285,840
Amphenol Corp. Class A	36	3,595
FLIR Systems, Inc.	735	23,035
Garmin Ltd.	6,800	353,532
Jabil Circuit, Inc.	6,102	123,077
PerkinElmer, Inc.	24	1,046
TE Connectivity Ltd.	1,000	55,290
Waters Corp. (a)	430	42,622

		937,781

Engineering & Construction — 0.1%
Fluor Corp.	2,347	156,756
Jacobs Engineering Group, Inc. (a)	324	15,818

		172,574

Environmental Controls — 0.1%
Republic Services, Inc.	87	3,395
Stericycle, Inc. (a)	87	10,140

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Waste Management, Inc.	1,645	$78,187

		91,722

Hand & Machine Tools — 0.0%
Snap-on, Inc.	85	10,292
Stanley Black & Decker, Inc.	242	21,487

		31,779

Machinery – Construction & Mining — 0.5%
Caterpillar, Inc.	6,850	678,356
Ingersoll-Rand PLC	1,200	67,632
Joy Global, Inc.	600	32,724

		778,712

Machinery – Diversified — 0.3%
Cummins, Inc.	823	108,620
Deere & Co.	2,081	170,621
Flowserve Corp.	891	62,833
Rockwell Automation, Inc.	446	49,006
Roper Industries, Inc.	524	76,656
Xylem, Inc.	701	24,879

		492,615

Manufacturing — 1.6%
3M Co.	3,405	482,421
Danaher Corp.	2,572	195,421
Dover Corp.	1,003	80,571
Eaton Corp. PLC	682	43,218
General Electric Co.	45,186	1,157,665
Honeywell International, Inc.	1,675	155,976
Illinois Tool Works, Inc.	3,460	292,093
Leggett & Platt, Inc.	795	27,761
Pall Corp.	461	38,586
Parker Hannifin Corp.	840	95,886
Pentair PLC	819	53,636
Textron, Inc.	2,785	100,232

		2,723,466

Metal Fabricate & Hardware — 0.4%
Precision Castparts Corp.	9	2,132
TimkenSteel Corp.	13,200	613,668

		615,800

Packaging & Containers — 0.2%
Ball Corp.	3,920	248,018
Bemis Co., Inc.	1,177	44,750
Owens-Illinois, Inc. (a)	922	24,018
Sealed Air Corp.	47	1,639

		318,425

Transportation — 0.8%
American ExpressNorfolk Southern Corp.	1,713	191,171
C.H. Robinson Worldwide, Inc.	2,254	149,485
CSX Corp.	5,073	162,640

	Number of Shares	Value
Expeditors International of Washington, Inc.	84	$3,409
FedEx Corp.	1,346	217,312
Ryder System, Inc.	1,174	105,625
Union Pacific Corp.	2,930	317,670
United Parcel Service, Inc. Class B	1,085	106,645

		1,253,957

		10,138,843

Technology — 7.9%
Computers — 3.5%
Accenture PLC Class A	400	32,528
Apple, Inc.	27,276	2,748,057
Cognizant Technology Solutions Corp. Class A (a)	3,818	170,932
Computer Sciences Corp.	3,175	194,151
EMC Corp.	9,353	273,669
Hewlett-Packard Co.	16,763	594,584
International Business Machines Corp.	6,370	1,209,217
NetApp, Inc.	1,709	73,419
SanDisk Corp.	1,910	187,084
Seagate Technology PLC	1,400	80,178
Teradata Corp. (a)	98	4,108
Western Digital Corp.	2,431	236,585

		5,804,512

Office Equipment/Supplies — 0.2%
Pitney Bowes, Inc.	9,699	242,378
Xerox Corp.	13,273	175,602

		417,980

Semiconductors — 1.4%
Altera Corp.	1,197	42,829
Analog Devices, Inc.	1,459	72,206
Applied Materials, Inc.	2,667	57,634
Avago Technologies Ltd.	600	52,200
Broadcom Corp. Class A	2,924	118,188
Intel Corp.	26,011	905,703
KLA-Tencor Corp.	298	23,476
Lam Research Corp.	863	64,466
Linear Technology Corp.	2,381	105,693
Microchip Technology, Inc.	1,024	48,363
Micron Technology, Inc. (a)	5,333	182,709
NVIDIA Corp.	13,685	252,488
Texas Instruments, Inc.	4,945	235,827
Xilinx, Inc.	1,561	66,108

		2,227,890

Software — 2.8%
Adobe Systems, Inc. (a)	2,705	187,159
Autodesk, Inc. (a)	1,247	68,710
CA, Inc.	1,885	52,667
Cerner Corp. (a)	200	11,914
Citrix Systems, Inc. (a)	1,145	81,684

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Dun & Bradstreet Corp.	1,329	$156,118
Electronic Arts, Inc. (a)	3,186	113,453
Fidelity National Information Services, Inc.	1,160	65,308
Fiserv, Inc. (a)	1,994	128,882
Intuit, Inc.	889	77,921
Microsoft Corp.	55,241	2,560,973
Oracle Corp.	23,688	906,777
Red Hat, Inc. (a)	24	1,347
Salesforce.com, Inc. (a)	2,280	131,168

		4,544,081

		12,994,463

Utilities — 1.6%
Electric — 1.4%
The AES Corp.	5,777	81,918
Ameren Corp.	972	37,257
American Electric Power Co., Inc.	4,196	219,073
CenterPoint Energy, Inc.	2,135	52,243
CMS Energy Corp.	1,110	32,923
Consolidated Edison, Inc.	609	34,506
Dominion Resources, Inc.	1,362	94,101
DTE Energy Co.	612	46,561
Duke Energy Corp.	3,586	268,125
Edison International	1,534	85,781
Entergy Corp.	1,411	109,113
Exelon Corp.	5,923	201,915
FirstEnergy Corp.	766	25,715
Integrys Energy Group, Inc.	61	3,954
NextEra Energy, Inc.	836	78,484
Northeast Utilities	622	27,555
NRG Energy, Inc.	2,320	70,714
Pepco Holdings, Inc.	4,098	109,662
PG&E Corp.	723	32,564
Pinnacle West Capital Corp.	250	13,660
PPL Corp.	3,384	111,130
Public Service Enterprise Group, Inc.	3,709	138,123
SCANA Corp.	772	38,299
The Southern Co.	5,534	241,559
TECO Energy, Inc.	98	1,703
Wisconsin Energy Corp.	296	12,728
Xcel Energy, Inc.	1,145	34,808

		2,204,174

Gas — 0.2%
AGL Resources, Inc.	5,916	303,727
NiSource, Inc.	172	7,049
Sempra Energy	182	19,179

		329,955

		2,534,129

TOTAL COMMON STOCK (Cost $84,654,194)		93,014,207

	Number of Shares	Value
PREFERRED STOCK — 0.1%
Financial — 0.1%
Insurance — 0.1%
The Allstate Corp. 5.100%	5,000	$122,450

TOTAL PREFERRED STOCK (Cost $125,000)		122,450

TOTAL EQUITIES (Cost $84,779,194)		93,136,657

	Principal Amount
BONDS & NOTES — 33.3%

CORPORATE DEBT — 14.4%
Advertising — 0.1%
WPP Finance 2010 4.750% 11/21/21	$20,000	21,819
WPP Finance 2010 5.625% 11/15/43	125,000	135,809

		157,628

Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	50,000	58,209
Exelis, Inc. 4.250% 10/01/16	70,000	73,653
L-3 Communications Corp. 4.750% 7/15/20	5,000	5,399
United Technologies Corp. 6.125% 7/15/38	15,000	19,066

		156,327

Agriculture — 0.1%
Altria Group, Inc. 2.850% 8/09/22	35,000	33,524
Altria Group, Inc. 4.250% 8/09/42	20,000	18,136
Bunge Ltd. Finance Corp. 3.200% 6/15/17	45,000	46,607
Philip Morris International, Inc. 6.375% 5/16/38	5,000	6,275

		104,542

Airlines — 0.0%
American Airlines Pass Equipment Through Trust, Series 2014-1, Class B 4.375% 4/01/24	15,000	15,187
American Airlines Pass Through Trust, Series 2014-1, Class A 3.700% 4/01/28	25,000	25,094

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
United Airlines Pass-Through Trust, Series 2014-1, Class A 4.000% 10/11/27	$30,000	$30,150

		70,431

Auto Manufacturers — 0.3%
General Motors Co. 3.500% 10/02/18	50,000	50,812
Hyundai Capital America (b) 1.450% 2/06/17	75,000	74,946
Hyundai Capital America (b) 2.550% 2/06/19	40,000	40,315
Oshkosh Corp. 8.500% 3/01/20	277,000	292,235

		458,308

Automotive & Parts — 0.1%
Lear Corp. 8.125% 3/15/20	46,000	48,530
TRW Automotive, Inc. (b) 7.250% 3/15/17	100,000	110,000

		158,530

Banks — 1.0%
Associated Banc-Corp. 5.125% 3/28/16	75,000	79,194
Bank of America Corp. 3.625% 3/17/16	55,000	56,989
Bank of America Corp. 4.000% 4/01/24	75,000	75,782
Bank of America Corp. 4.500% 4/01/15	35,000	35,681
Bank of America Corp. 5.650% 5/01/18	60,000	66,738
Bank of America Corp. 5.875% 2/07/42	40,000	47,928
Credit Suisse AG 5.400% 1/14/20	70,000	78,080
Deutsche Bank AG 1.400% 2/13/17	50,000	49,981
Deutsche Bank AG 2.500% 2/13/19	85,000	85,448
Discover Bank 2.000% 2/21/18	45,000	44,784
Export-Import Bank of Korea 1.750% 2/27/18	10,000	9,904
First Horizon National Corp. 5.375% 12/15/15	129,000	135,202
FirstMerit Corp. 4.350% 2/04/23	15,000	15,543
ICICI Bank Ltd. (b) 4.700% 2/21/18	200,000	211,145
ICICI Bank Ltd. (b) 4.750% 11/25/16	59,000	62,145

	Principal Amount	Value
ICICI Bank Ltd. (b) 5.500% 3/25/15	$94,000	$95,884
JP Morgan Chase & Co. 3.375% 5/01/23	10,000	9,579
JP Morgan Chase & Co. 3.875% 9/10/24	50,000	49,017
KFW 2.125% 1/17/23	135,000	130,961
Regions Financial Corp. 5.750% 6/15/15	50,000	51,594
Regions Financial Corp. 7.500% 5/15/18	30,000	34,976
SVB Financial Group 5.375% 9/15/20	15,000	16,780
UBS AG 5.750% 4/25/18	55,000	62,018
Valley National Bancorp 5.125% 9/27/23	50,000	52,712
Wells Fargo & Co. 4.480% 1/16/24	70,000	73,816

		1,631,881

Beverages — 0.1%
Fomento Economico Mexicano SAB de CV 2.875% 5/10/23	15,000	13,956
Pernod Ricard SA (b) 2.950% 1/15/17	150,000	154,633

		168,589

Biotechnology — 0.0%
Amgen, Inc. 5.150% 11/15/41	45,000	47,496

Building Materials — 0.1%
CRH America, Inc. 8.125% 7/15/18	50,000	60,365
Lafarge SA 6.500% 7/15/16	45,000	48,263
Martin Marietta Materials, Inc. FRN (b) 1.333% 6/30/17	50,000	50,215
Owens Corning, Inc. 6.500% 12/01/16	40,000	44,066
Owens Corning, Inc. 9.000% 6/15/19	10,000	12,213

		215,122

Chemicals — 0.7%
Ashland, Inc. 4.750% 8/15/22	385,000	375,375
Ashland, Inc. 6.875% 5/15/43	105,000	109,462
Cabot Corp. 5.000% 10/01/16	75,000	80,214

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CF Industries, Inc. 3.450% 6/01/23	$14,000	$13,724
CF Industries, Inc. 5.375% 3/15/44	40,000	41,860
Cytec Industries, Inc. 3.500% 4/01/23	10,000	9,800
Cytec Industries, Inc. 8.950% 7/01/17	15,000	17,801
The Dow Chemical Co. 8.550% 5/15/19	15,000	18,853
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	5,000	5,729
Ecolab, Inc. 4.350% 12/08/21	15,000	16,251
Incitec Pivot Finance LLC (b) 6.000% 12/10/19	25,000	28,109
Incitec Pivot Ltd. (b) 4.000% 12/07/15	113,000	116,554
Methanex Corp. 5.250% 3/01/22	5,000	5,496
NOVA Chemicals Corp. 8.625% 11/01/19	25,000	26,125
Rockwood Specialties Group, Inc. 4.625% 10/15/20	155,000	160,037
RPM International, Inc. 3.450% 11/15/22	50,000	48,657
RPM International, Inc. 6.125% 10/15/19	50,000	57,085
RPM International, Inc. 6.500% 2/15/18	20,000	22,653
Valspar Corp. 7.250% 6/15/19	25,000	29,781

		1,183,566

Commercial Services — 0.4%
The ADT Corp. 2.250% 7/15/17	65,000	63,375
Brambles USA, Inc. (b) 3.950% 4/01/15	55,000	55,857
Cardtronics, Inc., Convertible (b) 1.000% 12/01/20	50,000	47,969
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	8,000	8,180
ERAC USA Finance LLC (b) 2.800% 11/01/18	15,000	15,348
ERAC USA Finance LLC (b) 6.700% 6/01/34	35,000	44,208
Leidos Holdings, Inc. 4.450% 12/01/20	60,000	61,055
The Western Union Co. 5.930% 10/01/16	290,000	316,204

		612,196

	Principal Amount	Value
Computers — 0.2%
Apple, Inc. 1.000% 5/03/18	$75,000	$73,149
Apple, Inc. 2.400% 5/03/23	50,000	47,279
Apple, Inc. 3.850% 5/04/43	25,000	23,181
EMC Corp. 3.375% 6/01/23	67,000	65,748
International Business Machines Corp. 5.600% 11/30/39	30,000	35,936
SanDisk Corp., Convertible (b) 0.500% 10/15/20	81,000	96,947

		342,240

Cosmetics & Personal Care — 0.0%
Avon Products, Inc. 6.500% 3/01/19	30,000	32,284
The Procter & Gamble Co. 5.800% 8/15/34	10,000	12,635

		44,919

Distribution & Wholesale — 0.0%
Arrow Electronics, Inc. 4.500% 3/01/23	15,000	15,494

Diversified Financial — 1.8%
AerCap Ireland Capital Ltd. (b) 4.500% 5/15/21	180,000	174,600
Affiliated Managers Group, Inc. 4.250% 2/15/24	51,000	52,356
Air Lease Corp. 3.375% 1/15/19	90,000	91,125
Air Lease Corp. 3.875% 4/01/21	60,000	60,600
Air Lease Corp. 5.625% 4/01/17	15,000	16,181
American Express Co. 6.150% 8/28/17	50,000	56,294
American Express Co. 8.125% 5/20/19	30,000	37,470
The Bear Stearns Cos., Inc. 7.250% 2/01/18	60,000	69,803
BlackRock, Inc. 5.000% 12/10/19	20,000	22,601
Citigroup, Inc. 5.375% 8/09/20	50,000	56,582
Citigroup, Inc. 5.500% 10/15/14	18,000	18,033
Citigroup, Inc. 5.500% 2/15/17	115,000	124,663
Citigroup, Inc. 5.875% 5/29/37	5,000	5,810

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 5.875% 1/30/42	$20,000	$24,104
Citigroup, Inc. 8.125% 7/15/39	15,000	22,228
Citigroup, Inc. 8.500% 5/22/19	30,000	37,499
Eaton Vance Corp. 3.625% 6/15/23	21,000	21,010
Eaton Vance Corp. 6.500% 10/02/17	4,000	4,532
General Electric Capital Corp. 1.600% 11/20/17	60,000	60,112
General Electric Capital Corp. 5.625% 5/01/18	25,000	28,263
General Electric Capital Corp. 6.000% 8/07/19	30,000	34,988
General Electric Capital Corp. 6.875% 1/10/39	55,000	74,024
General Motors Financial Co., Inc. 2.625% 7/10/17	45,000	45,204
General Motors Financial Co., Inc. 2.750% 5/15/16	35,000	35,263
General Motors Financial Co., Inc. 3.000% 9/25/17	65,000	65,650
The Goldman Sachs Group, Inc. 5.375% 3/15/20	45,000	50,102
The Goldman Sachs Group, Inc. 5.625% 1/15/17	35,000	38,010
The Goldman Sachs Group, Inc. 5.750% 1/24/22	40,000	45,487
The Goldman Sachs Group, Inc. 6.150% 4/01/18	20,000	22,551
The Goldman Sachs Group, Inc. 6.345% 2/15/34	20,000	22,735
HSBC Finance Corp. 6.676% 1/15/21	30,000	35,168
Hyundai Capital America (b) 1.625% 10/02/15	30,000	30,206
Hyundai Capital America (b) 2.875% 8/09/18	30,000	30,730
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500% 3/15/17	235,000	232,650
International Lease Finance Corp. 3.875% 4/15/18	55,000	54,588
International Lease Finance Corp. 5.750% 5/15/16	191,000	199,595
Janus Capital Group, Inc. 6.700% 6/15/17	75,000	83,936
JP Morgan Chase & Co. 4.500% 1/24/22	40,000	42,857
JP Morgan Chase & Co. 4.950% 3/25/20	70,000	77,339

	Principal Amount	Value
JP Morgan Chase & Co. 5.600% 7/15/41	$95,000	$108,748
Lazard Group LLC 4.250% 11/14/20	110,000	114,996
Lazard Group LLC 6.850% 6/15/17	75,000	84,504
Legg Mason, Inc. 5.625% 1/15/44	55,000	59,856
Leighton Finance USA Pty Ltd. (b) 5.950% 11/13/22	25,000	26,298
Merrill Lynch & Co., Inc. 7.750% 5/14/38	20,000	27,025
Morgan Stanley 3.800% 4/29/16	30,000	31,258
Morgan Stanley 4.200% 11/20/14	130,000	130,076
Morgan Stanley 4.350% 9/08/26	30,000	29,485
Morgan Stanley 5.450% 1/09/17	60,000	65,171
Morgan Stanley 5.625% 9/23/19	50,000	56,284
Morgan Stanley 5.750% 1/25/21	20,000	22,724
Stifel Financial Corp. 4.250% 7/18/24	30,000	30,171
TD Ameritrade Holding Corp. 4.150% 12/01/14	15,000	15,094

		3,006,639

Electric — 0.9%
The AES Corp. 7.750% 10/15/15	8,000	8,440
Berkshire Hathaway Energy 5.950% 5/15/37	70,000	85,622
CMS Energy Corp. 5.050% 2/15/18	80,000	87,833
Florida Power & Light Co. 4.950% 6/01/35	25,000	28,594
Georgia Power Co. 4.300% 3/15/42	10,000	9,993
IPALCO Enterprises, Inc. 5.000% 5/01/18	75,000	79,031
IPALCO Enterprises, Inc. (b) 7.250% 4/01/16	303,000	323,452
Kansas Gas & Electric Co. 5.647% 3/29/21	49,351	52,300
LG&E and KU Energy LLC 4.375% 10/01/21	60,000	64,551
Metropolitan Edison Co. (b) 4.000% 4/15/25	50,000	50,076
National Fuel Gas Co. 3.750% 3/01/23	20,000	19,803

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nevada Power Co. Series N 6.650% 4/01/36	$20,000	$26,367
Niagara Mohawk Power Corp. (b) 2.721% 11/28/22	35,000	33,700
NiSource Finance Corp. 4.800% 2/15/44	45,000	45,782
NiSource Finance Corp. 5.800% 2/01/42	40,000	46,302
Oncor Electric Delivery Co. 6.800% 9/01/18	5,000	5,862
Oncor Electric Delivery Co. 7.500% 9/01/38	15,000	21,958
Pacific Gas & Electric Co. 5.800% 3/01/37	25,000	30,018
Pennsylvania Electric Co. (b) 4.150% 4/15/25	70,000	70,022
PPL Capital Funding, Inc. 1.900% 6/01/18	15,000	14,936
PPL Capital Funding, Inc. 5.000% 3/15/44	45,000	48,618
Puget Energy, Inc. 6.500% 12/15/20	59,000	69,829
Southern California Edison Co. 5.950% 2/01/38	20,000	24,985
State Grid Overseas Investment Ltd. (b) 1.750% 5/22/18	45,000	44,072
Tenaska Oklahoma I LP (b) 6.528% 12/30/14	4,605	4,608
Transelec SA (b) 4.625% 7/26/23	25,000	25,772
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	42,179	44,832
Virginia Electric and Power Co. 6.350% 11/30/37	30,000	39,844
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	54,586

		1,461,788

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	130,000	131,950

Electronics — 0.3%
Amphenol Corp. 2.550% 1/30/19	50,000	50,325
Amphenol Corp. 4.000% 2/01/22	20,000	20,957
Arrow Electronics, Inc. 6.000% 4/01/20	45,000	51,010
Avnet, Inc. 4.875% 12/01/22	23,000	24,294
Jabil Circuit, Inc. 7.750% 7/15/16	285,000	313,500

	Principal Amount	Value
Jabil Circuit, Inc. 8.250% 3/15/18	$20,000	$23,250

		483,336

Entertainment — 0.0%
International Game Technology 5.500% 6/15/20	25,000	26,434

Environmental Controls — 0.0%
Republic Services, Inc. 3.800% 5/15/18	30,000	31,872
Republic Services, Inc. 5.250% 11/15/21	5,000	5,665

		37,537

Foods — 0.3%
ConAgra Foods, Inc. 4.950% 8/15/20	30,000	32,869
ConAgra Foods, Inc. 6.625% 8/15/39	15,000	18,362
ConAgra Foods, Inc. 7.000% 4/15/19	32,000	37,962
Delhaize Group 6.500% 6/15/17	45,000	50,383
Ingredion Inc 1.800% 9/25/17	150,000	150,613
Kraft Foods, Inc. 4.125% 2/09/16	60,000	62,604
Kraft Foods, Inc. 6.500% 2/09/40	14,000	17,554
Tyson Foods, Inc. 2.650% 8/15/19	15,000	15,028
Tyson Foods, Inc. 3.950% 8/15/24	30,000	30,052
Tyson Foods, Inc. 4.875% 8/15/34	25,000	25,730
Tyson Foods, Inc. 6.600% 4/01/16	45,000	48,690
WM Wrigley Jr. Co. (b) 2.400% 10/21/18	15,000	15,107

		504,954

Forest Products & Paper — 0.1%
International Paper Co. 4.750% 2/15/22	20,000	21,553
International Paper Co. 7.300% 11/15/39	25,000	32,170
International Paper Co. 9.375% 5/15/19	15,000	19,531
The Mead Corp. 7.550% 3/01/47	50,000	61,144

		134,398

Gas — 0.1%
Boston Gas Co. (b) 4.487% 2/15/42	10,000	10,292

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Laclede Group, Inc. 4.700% 8/15/44	$70,000	$70,512

		80,804

Health Care – Products — 0.1%
Boston Scientific Corp. 6.000% 1/15/20	35,000	39,904
Hospira, Inc. 5.200% 8/12/20	35,000	37,688
Johnson & Johnson 5.850% 7/15/38	10,000	12,987

		90,579

Health Care – Services — 0.1%
Cigna Corp. 2.750% 11/15/16	40,000	41,345
Cigna Corp. 5.125% 6/15/20	20,000	22,354
Howard Hughes Medical Institute 3.500% 9/01/23	35,000	36,061
Kaiser Foundation Hospitals 3.500% 4/01/22	15,000	15,121
Roche Holdings, Inc. (b) 6.000% 3/01/19	9,000	10,430
Roche Holdings, Inc. (b) 7.000% 3/01/39	5,000	6,995
UnitedHealth Group, Inc. 6.875% 2/15/38	45,000	61,609

		193,915

Holding Company – Diversified — 0.0%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	45,000	51,351

Home Furnishing — 0.0%
Whirlpool Corp. 3.700% 3/01/23	20,000	20,089
Whirlpool Corp. 5.150% 3/01/43	10,000	10,597

		30,686

Household Products — 0.0%
Avery Dennison Corp. 3.350% 4/15/23	15,000	14,578
Jarden Corp., Convertible (b) 1.125% 3/15/34	17,000	16,947
Jarden Corp., Convertible 1.500% 6/15/19	5,000	5,878

		37,403

Housewares — 0.0%
Newell Rubbermaid, Inc. 2.050% 12/01/17	15,000	15,046

Insurance — 1.0%
Aflac, Inc. 3.625% 6/15/23	52,000	52,374

	Principal Amount	Value
Aflac, Inc. 8.500% 5/15/19	$25,000	$31,641
The Allstate Corp. 5.550% 5/09/35	30,000	35,297
The Allstate Corp. VRN 5.750% 8/15/53	70,000	74,550
The Allstate Corp. 7.450% 5/16/19	5,000	6,133
Arch Capital Group US, Inc. 5.144% 11/01/43	40,000	42,904
AXIS Specialty Finance PLC 2.650% 4/01/19	20,000	20,066
Brown & Brown, Inc. 4.200% 9/15/24	70,000	70,374
The Chubb Corp. VRN 6.375% 3/29/67	52,000	57,005
CNA Financial Corp. 3.950% 5/15/24	40,000	40,476
CNA Financial Corp. 7.350% 11/15/19	40,000	48,073
The Hartford Financial Services Group, Inc. VRN 8.125% 6/15/68	50,000	58,625
Liberty Mutual Group, Inc. (b) 4.250% 6/15/23	21,000	21,462
Lincoln National Corp. 4.300% 6/15/15	20,000	20,508
Lincoln National Corp. 8.750% 7/01/19	50,000	63,693
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	45,000	49,555
Marsh & McLennan Cos., Inc. 5.875% 8/01/33	50,000	58,776
MetLife Capital Trust IV (b) 7.875% 12/15/67	70,000	89,600
MetLife, Inc. Series A 6.817% 8/15/18	10,000	11,727
Principal Financial Group, Inc. 8.875% 5/15/19	30,000	38,087
The Progressive Corp. VRN 6.700% 6/15/67	75,000	82,172
Prudential Financial, Inc. 4.500% 11/15/20	25,000	27,084
Prudential Financial, Inc. VRN 5.200% 3/15/44	65,000	65,447
Prudential Financial, Inc. VRN 5.625% 6/15/43	45,000	46,899
Prudential Financial, Inc. 6.200% 11/15/40	15,000	18,353
Prudential Financial, Inc. VRN 8.875% 6/15/68	55,000	66,344
QBE Insurance Group Ltd. (b) 2.400% 5/01/18	25,000	25,010

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Reinsurance Group of America, Inc. 4.700% 9/15/23	$55,000	$58,606
Reinsurance Group of America, Inc. 5.000% 6/01/21	40,000	43,890
Reinsurance Group of America, Inc. 6.450% 11/15/19	45,000	52,660
The Travelers Cos., Inc. 6.250% 6/15/37	25,000	32,087
USF&G Capital I (b) 8.500% 12/15/45	35,000	50,894
Voya Financial, Inc. 5.500% 7/15/22	30,000	33,821
Voya Financial, Inc. VRN 5.650% 5/15/53	45,000	45,225
Willis Group Holdings PLC 4.125% 3/15/16	5,000	5,193
Willis North America, Inc. 7.000% 9/29/19	21,000	24,494

		1,569,105

Internet — 0.2%
Expedia, Inc. 4.500% 8/15/24	210,000	208,130
Expedia, Inc. 7.456% 8/15/18	90,000	105,255

		313,385

Investment Companies — 0.2%
FS Investment Corp. 4.000% 7/15/19	90,000	89,911
Xstrata Finance Canada Ltd. (b) 2.050% 10/23/15	50,000	50,559
Xstrata Finance Canada Ltd. (b) 2.850% 11/10/14	50,000	50,111
Xstrata Finance Canada Ltd. (b) 5.800% 11/15/16	45,000	49,009

		239,590

Iron & Steel — 0.3%
Allegheny Technologies, Inc. 9.375% 6/01/19	25,000	30,518
ArcelorMittal 4.250% 8/05/15	141,000	143,291
ArcelorMittal 5.750% 8/05/20	60,000	62,625
ArcelorMittal 9.500% 2/15/15	115,000	118,163
Cliffs Natural Resources, Inc. 4.200% 1/15/18	25,000	21,500
Commercial Metals Co. 6.500% 7/15/17	30,000	32,100
Reliance Steel & Aluminum Co. 4.500% 4/15/23	30,000	30,841
Reliance Steel & Aluminum Co. 6.200% 11/15/16	55,000	59,221

	Principal Amount	Value
Reliance Steel & Aluminum Co. 6.850% 11/15/36	$55,000	$62,859

		561,118

Leisure Time — 0.0%
Carnival Corp. 1.875% 12/15/17	50,000	50,062

Lodging — 0.2%
Choice Hotels International, Inc. 5.700% 8/28/20	55,000	59,606
Marriott International, Inc. 3.375% 10/15/20	50,000	51,306
Marriott International, Inc. 5.810% 11/10/15	15,000	15,787
Marriott International, Inc. 6.200% 6/15/16	110,000	119,173
Starwood Hotels & Resorts Worldwide, Inc. 6.750% 5/15/18	5,000	5,796
Wyndham Worldwide Corp. 2.500% 3/01/18	35,000	35,107
Wyndham Worldwide Corp. 2.950% 3/01/17	15,000	15,408
Wynn Las Vegas LLC 7.750% 8/15/20	90,000	95,513

		397,696

Machinery – Diversified — 0.2%
CNH Industrial Capital LLC 3.250% 2/01/17	25,000	24,625
CNH Industrial Capital LLC (b) 3.375% 7/15/19	50,000	47,125
CNH Industrial Capital LLC 3.625% 4/15/18	25,000	24,438
CNH Industrial Capital LLC 3.875% 11/01/15	70,000	70,437
CNH Industrial Capital LLC 6.250% 11/01/16	45,000	47,362
Xylem, Inc. 3.550% 9/20/16	40,000	41,873
Xylem, Inc. 4.875% 10/01/21	20,000	21,696

		277,556

Manufacturing — 0.3%
Eaton Corp. 1.500% 11/02/17	25,000	24,892
General Electric Co. 4.125% 10/09/42	50,000	49,678
Harsco Corp 2.700% 10/15/15	246,000	245,077
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	40,000	46,847
Textron, Inc. 6.200% 3/15/15	50,000	51,260

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tyco Electronics Group SA 6.550% 10/01/17	$40,000	$45,548

		463,302

Media — 0.3%
21st Century Fox America Co. 6.900% 8/15/39	25,000	32,122
CBS Corp. 7.875% 7/30/30	40,000	54,203
Comcast Corp. 6.400% 5/15/38	35,000	44,644
Globo Comunicacao e Participacoes SA STEP (b) 6.250% 7/29/49	100,000	103,125
NBCUniversal Media LLC 6.400% 4/30/40	5,000	6,440
Time Warner Cable, Inc. 6.750% 6/15/39	25,000	32,118
Time Warner Cable, Inc. 8.250% 4/01/19	10,000	12,455
Time Warner Cable, Inc. 8.750% 2/14/19	10,000	12,588
Time Warner, Inc. 4.700% 1/15/21	35,000	38,304
Time Warner, Inc. 6.100% 7/15/40	25,000	28,982
Time Warner, Inc. 6.250% 3/29/41	5,000	5,896
Viacom, Inc. 6.250% 4/30/16	40,000	43,288

		414,165

Mining — 0.1%
Freeport-McMoRan, Inc. 5.450% 3/15/43	30,000	30,589
Freeport-McMoRan, Inc. 2.375% 3/15/18	20,000	20,051
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	50,000	64,029
Vale Overseas Ltd. 6.250% 1/23/17	65,000	71,609
Vale Overseas Ltd. 6.875% 11/10/39	15,000	17,030
Vulcan Materials Co. 6.500% 12/01/16	3,000	3,240

		206,548

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. 4.625% 3/15/24	65,000	65,888
Pitney Bowes, Inc. 4.750% 1/15/16	25,000	26,211
Pitney Bowes, Inc. 4.750% 5/15/18	5,000	5,341

	Principal Amount	Value
Pitney Bowes, Inc. 5.750% 9/15/17	$6,000	$6,605

		104,045

Office Furnishings — 0.0%
Steelcase, Inc. 6.375% 2/15/21	50,000	57,866

Oil & Gas — 0.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	100,000	113,352
Anadarko Petroleum Corp. 6.450% 9/15/36	30,000	36,559
Chesapeake Energy Corp. 3.250% 3/15/16	175,000	175,437
Chesapeake Energy Corp., Convertible 2.250% 12/15/38	10,000	9,544
Chesapeake Energy Corp., Convertible 2.500% 5/15/37	90,000	90,731
ConocoPhillips 6.500% 2/01/39	20,000	26,182
Devon Energy Corp. 5.600% 7/15/41	40,000	44,592
Ecopetrol SA 4.250% 9/18/18	10,000	10,600
EQT Corp. 4.875% 11/15/21	25,000	27,316
Motiva Enterprises LLC (b) 5.750% 1/15/20	40,000	44,981
Motiva Enterprises LLC (b) 6.850% 1/15/40	35,000	46,035
Nexen, Inc. 7.500% 7/30/39	5,000	6,896
Pemex Project Funding Master Trust 6.625% 6/15/38	5,000	5,787
Petrobras Global Finance BV 2.000% 5/20/16	35,000	34,998
Petrobras Global Finance BV 3.000% 1/15/19	20,000	19,480
Petrobras Global Finance BV 3.250% 3/17/17	175,000	177,095
Petrobras International Finance Co. 3.875% 1/27/16	59,000	60,386
Petrobras International Finance Co. 5.375% 1/27/21	50,000	50,541
Petrobras International Finance Co. 6.750% 1/27/41	20,000	20,540
Petroleos Mexicanos (b) 3.125% 1/23/19	10,000	10,250
Petroleos Mexicanos 5.500% 1/21/21	60,000	66,030
Petroleos Mexicanos (b) 6.375% 1/23/45	15,000	16,962

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Phillips 66 5.875% 5/01/42	$20,000	$23,700
Pioneer Natural Resources Co. 5.875% 7/15/16	50,000	53,919
Pioneer Natural Resources Co. 7.500% 1/15/20	50,000	60,806
Rowan Cos., Inc. 4.875% 6/01/22	50,000	51,943
Rowan Cos., Inc. 5.000% 9/01/17	40,000	43,219
Shell International Finance BV 5.500% 3/25/40	15,000	18,075
Talisman Energy, Inc. 5.500% 5/15/42	20,000	20,359
Transocean, Inc. 4.950% 11/15/15	70,000	72,693
Transocean, Inc. 5.050% 12/15/16	40,000	42,636
Valero Energy Corp. 6.125% 2/01/20	40,000	46,387

		1,528,031

Oil & Gas Services — 0.3%
Baker Hughes, Inc. 5.125% 9/15/40	40,000	44,565
Hornbeck Offshore Services, Inc. 1.500% 9/01/19	50,000	48,937
SEACOR Holdings, Inc. (b) 3.000% 11/15/28	7,000	6,501
SESI LLC 6.375% 5/01/19	25,000	26,000
Superior Energy Services, Inc. 7.125% 12/15/21	187,000	206,635
Weatherford International Ltd. 4.500% 4/15/22	25,000	26,028
Weatherford International Ltd. 5.950% 4/15/42	45,000	48,335

		407,001

Packaging & Containers — 0.0%
Brambles USA Inc., Series A (b) 5.350% 4/01/20	15,000	16,817

Pharmaceuticals — 0.3%
McKesson Corp. 1.292% 3/10/17	20,000	19,929
McKesson Corp. 2.284% 3/15/19	20,000	19,854
McKesson Corp. 3.796% 3/15/24	15,000	15,126
McKesson Corp. 4.750% 3/01/21	30,000	33,397
McKesson Corp. 4.883% 3/15/44	10,000	10,297

	Principal Amount	Value
McKesson Corp. 6.000% 3/01/41	$30,000	$35,385
Merck Sharp & Dohme Corp. 5.850% 6/30/39	10,000	12,480
Mylan, Inc. (b) 7.875% 7/15/20	225,000	245,426
Pfizer, Inc. 7.200% 3/15/39	35,000	49,426
Teva Pharmaceutical Finance Co. LLC 6.150% 2/01/36	25,000	30,059
Zoetis, Inc. 3.250% 2/01/23	15,000	14,669

		486,048

Pipelines — 0.5%
Access Midstream Partners LP/ACMP Finance Corp. 4.875% 5/15/23	145,000	148,806
Boardwalk Pipelines LLC 5.500% 2/01/17	40,000	43,026
Boardwalk Pipelines LP 5.875% 11/15/16	95,000	102,857
CenterPoint Energy Resources Corp. 4.500% 1/15/21	25,000	27,338
CenterPoint Energy Resources Corp. 5.850% 1/15/41	20,000	24,582
DCP Midstream LLC (b) 9.750% 3/15/19	5,000	6,403
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	25,000	25,813
Energy Transfer Partners LP FRN 3.257% 11/01/66	50,000	46,813
Enterprise Products Operating LP 3.200% 2/01/16	25,000	25,807
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	40,000	40,554
Kinder Morgan Energy Partners LP 6.000% 2/01/17	25,000	27,470
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	28,350
Kinder Morgan Energy Partners LP 6.950% 1/15/38	5,000	5,832
Kinder Morgan Finance Co. LLC (b) 6.000% 1/15/18	35,000	38,106
ONEOK Partners LP 3.250% 2/01/16	25,000	25,777
ONEOK Partners LP 6.125% 2/01/41	30,000	34,121
Southern Natural Gas Co. LLC (b) 5.900% 4/01/17	55,000	60,717
TransCanada PipeLines Ltd. 6.200% 10/15/37	30,000	36,032

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Williams Cos., Inc. 3.700% 1/15/23	$20,000	$18,892
Williams Partners LP 5.250% 3/15/20	75,000	83,282

		850,578

Real Estate Investment Trusts (REITS) — 0.6%
American Tower Corp. 3.400% 2/15/19	40,000	40,867
American Tower Corp. 3.450% 9/15/21	100,000	98,040
American Tower Corp. 4.500% 1/15/18	60,000	64,051
ARC Properties Operating Partnership LP/Clark Acquisition LLC (b) 2.000% 2/06/17	55,000	54,970
ARC Properties Operating Partnership LP/Clark Acquisition LLC (b) 3.000% 2/06/19	25,000	24,820
Boston Properties LP 3.700% 11/15/18	20,000	21,167
Boston Properties LP 4.125% 5/15/21	30,000	31,756
Brandywine Operating Partners LP 4.950% 4/15/18	40,000	43,114
DDR Corp. 4.750% 4/15/18	15,000	16,182
DDR Corp. 7.875% 9/01/20	115,000	142,900
Developers Diversified Realty Corp. 5.500% 5/01/15	75,000	76,920
Duke Realty LP 8.250% 8/15/19	50,000	61,960
ERP Operating LP 4.625% 12/15/21	15,000	16,364
Federal Realty Investment Trust 5.900% 4/01/20	10,000	11,618
HCP, Inc. 2.625% 2/01/20	35,000	34,488
Highwoods Realty LP 5.850% 3/15/17	100,000	109,780
ProLogis LP 2.750% 2/15/19	15,000	15,149
Realty Income Corp. 2.000% 1/31/18	90,000	89,959
Ventas Realty LP/Ventas Capital Corp. 4.250% 3/01/22	20,000	20,843

		974,948

Retail — 0.4%
Bed Bath & Beyond, Inc. 3.749% 8/01/24	15,000	14,873
Bed Bath & Beyond, Inc. 5.165% 8/01/44	35,000	34,271

	Principal Amount	Value
CVS Health Corp. 6.125% 9/15/39	$10,000	$12,319
CVS Pass-Through Trust (b) 5.926% 1/10/34	56,161	65,134
El Puerto de Liverpool SAB de CV (b) (c) 3.950% 10/02/24	200,000	198,000
The Home Depot, Inc. 5.950% 4/01/41	30,000	37,373
McDonald’s Corp. 6.300% 10/15/37	25,000	32,158
O’Reilly Automotive, Inc. 3.850% 6/15/23	23,000	23,470
O’Reilly Automotive, Inc. 4.875% 1/14/21	40,000	43,630
QVC, Inc. 3.125% 4/01/19	35,000	35,121
QVC, Inc. 4.375% 3/15/23	25,000	24,942
QVC, Inc. (b) 4.450% 2/15/25	45,000	44,418
QVC, Inc. 5.125% 7/02/22	10,000	10,506
Tiffany & Co. (b) 4.900% 10/01/44	40,000	39,942
Wal-Mart Stores, Inc. 5.625% 4/15/41	40,000	48,453

		664,610

Savings & Loans — 0.1%
Glencore Funding LLC (b) 1.700% 5/27/16	33,000	33,224
Glencore Funding LLC (b) 2.500% 1/15/19	55,000	53,841
Glencore Funding LLC (b) 3.125% 4/29/19	30,000	30,018

		117,083

Semiconductors — 0.1%
Micron Technology, Inc., Convertible 2.125% 2/15/33	44,000	138,243
Micron Technology, Inc., Convertible 3.000% 11/15/43	19,000	24,985

		163,228

Software — 0.2%
Broadridge Financial Solutions, Inc. 3.950% 9/01/20	25,000	25,980
CA, Inc. 2.875% 8/15/18	25,000	25,342
CA, Inc. 5.375% 12/01/19	40,000	44,413
Citrix Systems, Inc., Convertible (b) 0.500% 4/15/19	80,000	87,300
Microsoft Corp. 3.000% 10/01/20	5,000	5,187

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oracle Corp. 1.200% 10/15/17	$50,000	$49,639

		237,861

Telecommunications — 0.8%
America Movil SAB de CV 5.000% 3/30/20	25,000	27,358
America Movil SAB de CV 6.125% 3/30/40	30,000	34,933
AT&T, Inc. 6.500% 9/01/37	65,000	78,973
British Telecom PLC 9.625% 12/15/30	15,000	23,554
CenturyLink, Inc. 6.150% 9/15/19	30,000	32,100
CenturyLink, Inc. 7.600% 9/15/39	10,000	9,875
Cisco Systems, Inc. 5.500% 1/15/40	10,000	11,610
Deutsche Telekom International Finance BV 8.750% 6/15/30	15,000	21,810
Embarq Corp. 7.082% 6/01/16	30,000	32,672
Juniper Networks, Inc. 4.600% 3/15/21	25,000	26,638
Juniper Networks, Inc. 5.950% 3/15/41	35,000	38,246
Rogers Communications, Inc. 7.500% 8/15/38	5,000	6,744
Sprint Communications, Inc. (b) 9.000% 11/15/18	95,000	109,725
Telecom Italia Capital 6.000% 9/30/34	10,000	9,787
Telefonaktiebolaget LM Ericsson 4.125% 5/15/22	25,000	26,091
Telefonica Emisiones SAU 3.192% 4/27/18	250,000	257,842
Telefonica Emisiones SAU 3.992% 2/16/16	65,000	67,638
Telefonica Emisiones SAU 5.462% 2/16/21	30,000	33,410
Verizon Communications, Inc. (b) 2.625% 2/21/20	57,000	56,285
Verizon Communications, Inc. (b) 4.862% 8/21/46	55,000	55,156
Verizon Communications, Inc. (b) 5.012% 8/21/54	41,000	41,195
Verizon Communications, Inc. 5.150% 9/15/23	50,000	55,368
Verizon Communications, Inc. 6.550% 9/15/43	42,000	52,474
Verizon Communications, Inc. 8.750% 11/01/18	19,000	23,682

	Principal Amount	Value
Virgin Media Finance PLC 8.375% 10/15/19	$100,000	$104,450

		1,237,616

Transportation — 0.2%
Asciano Finance (b) 3.125% 9/23/15	25,000	25,461
Asciano Finance (b) 4.625% 9/23/20	20,000	21,179
Asciano Finance (b) 5.000% 4/07/18	55,000	59,253
Canadian National Railway Co. 6.375% 11/15/37	20,000	26,594
Con-way, Inc. 7.250% 1/15/18	10,000	11,507
CSX Corp. 7.250% 5/01/27	10,000	12,643
Norfolk Southern Corp. 6.000% 5/23/2111	20,000	24,040
Ryder System, Inc. 2.500% 3/01/18	110,000	112,037
Ryder System, Inc. 2.550% 6/01/19	15,000	15,021
Union Pacific Corp. 4.000% 2/01/21	25,000	27,063

		334,798

Trucking & Leasing — 0.1%
GATX Corp. 2.375% 7/30/18	30,000	30,178
GATX Corp. 3.500% 7/15/16	40,000	41,653
GATX Corp. 3.900% 3/30/23	20,000	20,351
GATX Corp. 4.750% 5/15/15	35,000	35,876
GATX Corp. 4.750% 6/15/22	30,000	32,431
Penske Truck Leasing Co. LP/PTL Finance Corp. (b) 2.500% 6/15/19	65,000	64,634

		225,123

TOTAL CORPORATE DEBT (Cost $22,615,770)		23,552,269

MUNICIPAL OBLIGATIONS — 0.4%
JobsOhio Beverage System Series B 4.532% 1/01/35	150,000	156,345
San Diego County Regional Airport Authority 5.594% 7/01/43	200,000	213,990
State of California 5.950% 4/01/16	35,000	37,694

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
State of California BAB 7.550% 4/01/39	$25,000	$36,455
State of California BAB 7.600% 11/01/40	85,000	125,689
State of Illinois 5.365% 3/01/17	100,000	107,706

		677,879

TOTAL MUNICIPAL OBLIGATIONS (Cost $648,840)		677,879

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 5.9%
Automobile ABS — 0.3%
American Credit Acceptance Receivables Trust, Series 2013-2, Class A (b) 1.320% 2/15/17	33,773	33,827
American Credit Acceptance Receivables Trust, Series 2012-3, Class A (b) 1.640% 11/15/16	10,458	10,478
American Credit Acceptance Receivables Trust, Series 2012-2, Class A (b) 1.890% 7/15/16	1,382	1,383
Capital Automotive REIT, Series 2011-1A, Class A (b) 5.610% 11/15/39	96,481	102,966
CarNow Auto Receivables Trust, Series 2013-1A, Class A (b) 1.160% 10/16/17	18,286	18,285
CPS Auto Trust, Series 2014-C, Class A (b) 1.310% 2/15/19	100,000	99,706
CPS Auto Trust, Series 2012-D, Class A (b) 1.480% 3/16/20	43,139	43,244
First Investors Auto Owner Trust, Series 2013-3A, Class A3 (b) 1.440% 10/15/19	75,000	75,044
Flagship Credit Auto Trust, Series 2013-1, Class A (b) 1.320% 4/16/18	30,397	30,430
Flagship Credit Auto Trust, Series 2013-2, Class A (b) 1.940% 1/15/19	48,608	48,844
Santander Drive Auto Receivables Trust, Series 2013-3, Class A2 0.550% 9/15/16	5,558	5,559
Santander Drive Auto Receivables Trust, Series 2013-4, Class A2 0.890% 9/15/16	14,594	14,600
Santander Drive Auto Receivables Trust, Series 2012-3, Class C 3.010% 4/16/18	70,000	71,339
SNAAC Auto Receivables Trust 2013-1, Series 2013-1A, Class A (b) 1.140% 7/16/18	8,568	8,572

		564,277

	Principal Amount	Value
Commercial MBS — 1.9%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.948% 2/10/51	$58,523	$64,052
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class AM VRN 6.015% 2/10/51	45,000	49,557
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.427% 2/10/51	75,000	84,191
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class AM VRN 6.470% 2/10/51	50,000	55,515
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR9, Class A4B 4.943% 9/11/42	75,000	77,438
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	75,000	80,456
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	50,000	53,627
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class AM VRN 5.513% 1/12/45	105,000	112,005
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 VRN 5.694% 6/11/50	40,000	43,915
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM VRN 5.915% 6/11/50	120,000	132,741
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.929% 9/11/38	85,000	90,420
Commercial Mortgage Pass Through Certificates, Series 2013-GAM, Class A1 (b) 1.705% 2/10/28	116,404	113,873
Commercial Mortgage Pass Through Certificates, Series 2012-CR4, Class B (b) 3.703% 10/15/45	35,000	34,609
Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5 3.961% 3/10/47	77,000	80,214
Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A4 VRN 4.236% 2/10/47	55,000	58,421

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AM VRN 5.650% 12/10/49	$50,000	$54,852
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.989% 12/10/49	83,000	91,575
DBCCRE Mortgage Trust, Series 2014-ARCP, Class A (b) 4.238% 1/10/34	100,000	104,849
DBRR Trust, Series 2013-EZ3, Class A VRN (b) 1.636% 12/18/49	89,117	89,576
GS Mortgage Securities Corp., Trust, Series 2013-NYC5 (b) 2.318% 1/10/30	100,000	100,622
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	100,000	106,477
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM VRN 5.466% 6/12/47	65,000	70,055
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class AM 5.204% 12/12/49	60,000	64,411
ML-CFC Commercial Mortgage Trust, Series 2007-9, Class AM VRN 5.856% 9/12/49	60,000	65,989
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	100,000	109,595
Morgan Stanley Capital I, Series 2006-IQ12, Class AM 5.370% 12/15/43	40,000	43,046
Morgan Stanley Capital I, Series 2007-HQ11, Class AM VRN 5.478% 2/12/44	60,000	64,597
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	35,978	36,285
Morgan Stanley Capital I, Series 2006-HQ8, Class AM VRN 5.645% 3/12/44	60,000	63,203
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.455% 1/11/43	35,000	39,307
STRIPs Ltd., Series 2012-1A, Class A (b) 1.500% 12/25/44	46,389	45,925

	Principal Amount	Value
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.573% 8/15/39	$50,000	$51,897
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339% 11/15/48	70,000	75,234
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class AM VRN 5.466% 1/15/45	70,000	73,699
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class AM VRN 5.499% 12/15/44	105,000	109,548
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	150,000	160,374
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A4 VRN 6.140% 2/15/51	34,977	37,780
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AM VRN 6.140% 2/15/51	50,000	54,609
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	73,689	76,626
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	100,000	103,048
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class B 4.311% 8/15/45	40,000	41,763
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class B (b) 4.740% 3/15/44	50,000	53,290

		3,119,266

Home Equity ABS — 0.7%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.425% 8/25/35	41,721	41,367
ACE Securities Corp., Series 2005-HE7, Class A2D FRN 0.485% 11/25/35	32,639	32,134
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.895% 11/25/34	5,849	5,846
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.815% 6/25/35	20,850	20,659
Asset-Backed Securities Corp. Trust, Series 2005-HE2, Class M1 FRN 0.830% 2/25/35	14,031	13,897

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bayview Financial Mortgage Pass-Through Trust, Series 2005-B, Class M1 FRN 0.602% 4/28/39	$40,000	$39,202
Citigroup Mortgage Loan Trust, Series 2006-SHL1, Class A1 FRN (b) 0.355% 11/25/45	62,166	59,843
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.565% 12/25/33	4,128	4,120
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT4, Class M2 FRN 0.585% 7/25/35	20,655	20,093
Countrywide Asset-Backed Certificates, Series 2005-3, Class MV2 FRN 0.605% 8/25/35	22,934	22,403
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.615% 9/25/34	8,868	8,809
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.645% 12/25/35	10,388	10,333
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A2 FRN (b) 0.445% 7/25/36	18,384	18,305
First Franklin Mortgage Loan Trust, Series 2005-FF6, Class M1 FRN 0.575% 5/25/36	56,491	55,052
First Franklin Mortgage Loan Trust, Series 2005-FF4, Class M1 FRN 0.585% 5/25/35	33,531	33,213
First Franklin Mortgage Loan Trust, Series 2005-FF7, Class M1 FRN 0.605% 7/25/35	64,218	62,913
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.395% 1/25/36	22,048	21,399
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.585% 4/25/35	21,683	20,651
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.325% 8/25/36	22,254	21,970
Home Equity Asset Trust, Series 2005-4, Class M2 FRN 0.815% 10/25/35	11,075	11,022
JP Morgan Mortgage Acquisition Corp., Series 2005-FLD1, Class M2 FRN 0.890% 7/25/35	18,664	18,529
Lake Country Mortgage Loan Trust, Series 2005-HE1, Class M1 FRN (b) 0.935% 12/25/32	19,371	19,220

	Principal Amount	Value
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 FRN 0.435% 8/25/45	$485	$485
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.950% 2/25/35	55,965	53,620
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2 FRN 0.980% 6/25/35	83,417	80,279
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.875% 3/25/35	75,000	69,554
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 FRN (b) 0.887% 6/28/35	74,677	73,602
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (b) 0.917% 6/28/35	100,000	92,894
Morgan Stanley Capital, Inc., Series 2005-WMC6, Class M2 FRN 0.905% 7/25/35	35,099	34,746
Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M1 FRN 0.605% 8/25/35	33,337	33,018
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 FRN 0.625% 5/25/35	3,156	3,143
Park Place Securities, Inc., Series 2005-WHQ4, Class A1A FRN 0.415% 9/25/35	29,191	29,087
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.535% 8/25/35	29,119	28,736
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.655% 3/25/35	24,889	24,523
Security National Mortgage Loan Trust, Series 2006-3A, Class A1 FRN (b) 0.435% 1/25/37	59,362	58,740
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.495% 3/25/36	5,104	5,102
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.515% 8/25/35	15,605	15,527

		1,164,036

Other ABS — 2.1%
AIMCO CLO Ltd., Series 2014-AA, Class A FRN (b) 1.763% 7/20/26	250,000	250,499

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Alterna Funding I LLC, Series 2014-1A, Class NOTE (b) 1.639% 2/15/21	$97,476	$97,232
Applebee’s/IHOP Funding LLC, Series 2014-1, Class A2 (b) 4.277% 9/05/44	90,000	89,144
BCC Funding VIII LLC, Series 2014-1A, Class A (b) 1.794% 6/20/20	75,920	75,806
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 (b) 4.474% 3/20/43	48,875	49,681
CLI Funding LLC, Series 2006-1A, Class A FRN (b) 0.334% 8/18/21	43,489	43,368
CLI Funding V LLC, Series 2014-1A, Class A (b) 3.290% 6/18/29	97,328	96,659
Domino’s Pizza Master Issuer LLC, Series 2012-1A, Class A2 (b) 5.216% 1/25/42	96,625	101,790
Eaton Vance CLO, Series 2014-1A, Class A FRN (b) 1.685% 7/15/26	250,000	249,724
Fairway Outdoor Funding LLC, Series 2012-1A, Class A2 (b) 4.212% 10/15/42	94,699	94,536
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A FRN (b) 1.384% 4/25/25	250,000	246,866
Hilton Grand Vacations Trust, Series 2013-A, Class A (b) 2.280% 1/25/26	73,618	74,012
Icon Brand Holdings LLC, Series 2012-1A, Class A (b) 4.229% 1/25/43	44,657	44,789
Icon Brand Holdings LLC, Series 2013-1A, Class A (b) 4.352% 1/25/43	46,077	45,967
LCM Ltd., Series 16A, Class A FRN (b) 1.758% 7/15/26	250,000	250,088
Madison Park Funding XII Ltd., Series 2014-12A, Class A FRN (b) 1.682% 7/20/26	250,000	249,811
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-WMC4, Class M4 FRN 1.100% 4/25/35	119,839	118,316
MVW Owner Trust, Series 2013-1A, Class A (b) 2.150% 4/22/30	70,663	70,908
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A FRN (b) 1.354% 4/20/25	200,000	197,197

	Principal Amount	Value
RAAC, Series 2005-RP2, Class M1 FRN (b) 0.805% 6/25/35	$27,474	$27,420
Race Point CLO Ltd., Series 2012-7A, Class A FRN (b) 1.645% 11/08/24	250,000	249,548
Sierra Receivables Funding Co. LLC, Series 2012-3A, Class A (b) 1.870% 8/20/29	36,005	36,182
Sierra Receivables Funding Co. LLC, Series 2012-1A, Class A (b) 2.840% 11/20/28	27,281	27,748
Sierra Receivables Funding Co. LLC, Series 2011-1A, Class A (b) 3.350% 4/20/26	20,528	20,995
Sonic Capital LLC, Series 2011-1A, Class A2 (b) 5.438% 5/20/41	56,285	59,981
SpringCastle America Funding LLC, Series 2014-AA, Class A (b) (c) 2.700% 5/25/23	140,000	139,991
Springleaf Funding Trust, Series 2013-AA, Class A (b) 2.580% 9/15/21	100,000	100,706
SVO VOI Mortgage Corp., Series 2012-AA, Class A (b) 2.000% 9/20/29	64,563	64,206
TAL Advantage LLC, Series 2006-1A FRN (b) 0.346% 4/20/21	63,333	62,773
Trafigura Securitisation Finance PLC, Series 2012-1A, Class A FRN (b) 2.554% 10/15/15	100,000	100,763
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	62,285	65,363

		3,402,069

Student Loans ABS — 0.8%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.365% 8/25/26	19,926	19,857
Access Group, Inc., Series 2003-A, Class A3 FRN 1.225% 7/01/38	34,379	31,608
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.657% 1/25/47	75,000	63,000
College Loan Corp. Trust I, Series 2002-2, Class A29 FRN (b) 0.005% 3/01/42	50,000	49,034
College Loan Corp. Trust I, Series 2003-1, Class A6 FRN (b) 0.305% 3/01/42	100,000	98,299

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
College Loan Corp. Trust I, Series 2002-1, Class A5 FRN (b) (d) 0.994% 3/01/42	$50,000	$48,375
EdLinc Student Loan Funding Trust, Series 2012-1, Class B FRN (b) 4.395% 11/26/40	65,000	72,338
Education Funding Capital Trust I, Series 2004-1, Class A2 FRN 0.394% 12/15/22	1,458	1,458
Education Funding Capital Trust I, Series 2004-1, Class A4 FRN 1.654% 6/15/43	50,000	49,875
Education Funding Capital Trust I, Series 2004-1, Class A6 FRN 1.656% 6/15/43	50,000	49,180
Education Funding Capital Trust I, Series 2004-1, Class B1 FRN 1.892% 6/15/43	50,000	47,162
Education Loan Asset-Backed Trust I, Series 2003-2, Class 2A1 FRN (b) 1.655% 8/01/43	50,000	48,210
Goal Capital Funding Trust, Series 2006-1, Class A3 FRN 0.355% 11/25/26	66,432	66,152
Goal Capital Funding Trust, Series 2007-1, Class C1 FRN 0.634% 6/25/42	30,749	30,534
KeyCorp Student Loan Trust, Series 2004-A, Class 2A2 FRN 0.535% 10/28/41	70,015	69,775
Mississippi Higher Education Assistance Corp., Series 2014-1, Class A1 FRN 0.835% 10/25/35	98,512	98,690
Nelnet Student Loan Trust, Series 2014-6A, Class A FRN (b) 0.801% 11/25/47	138,842	138,101
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 0.955% 4/25/46	25,966	26,187
Northstar Education Finance, Inc., Series 2006-A, Class A3 FRN 0.448% 5/28/26	28,001	27,965
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.404% 7/15/36	86,098	85,551
SLM Student Loan Trust, Series 2006-10, Class B FRN 0.454% 3/25/44	89,142	80,064
SLM Student Loan Trust, Series 2003-5, Class A9 FRN 0.950% 6/17/30	50,000	50,000

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-5, Class A7 FRN 2.654% 6/17/30	$50,000	$48,550

		1,299,965

WL Collateral CMO — 0.1%
Countrywide Home Loans, Inc., Series 2004-2, Class 1A1 FRN 2.659% 2/25/34	7,988	7,871
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.900% 9/25/33	2,062	1,871
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 FRN 2.390% 8/25/34	5,943	5,605
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.515% 7/25/35	7,106	7,025
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A FRN 2.371% 8/25/34	22,971	19,565
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.405% 8/25/36	16,359	15,104
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA FRN 2.230% 2/25/34	2,929	2,718
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA FRN 2.369% 7/25/33	1,697	1,695
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.375% 2/25/34	78	78
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A FRN 2.568% 3/25/34	15,631	15,603
WaMu Mortgage Pass-Through Certificates, Series 2004-AR2, Class A FRN 1.515% 4/25/44	32,807	33,221

		110,356

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.405% 11/25/37	25,079	24,783
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.747% 6/25/32	9,173	8,917

		33,700

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $9,537,277)		9,693,669

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 7.375% 3/18/19	$40,000	$47,700
Mexico Government International Bond 4.750% 3/08/44	91,000	90,317
Peruvian Government International Bond 6.550% 3/14/37	20,000	25,200
Poland Government International Bond 6.375% 7/15/19	50,000	58,750
Province of Quebec Canada 2.625% 2/13/23	92,000	90,193
Province of Quebec Canada 7.500% 9/15/29	20,000	28,332
Republic of Brazil International Bond 5.625% 1/07/41	65,000	67,113
Republic of Turkey International Bond 4.875% 4/16/43	19,000	17,138
United Mexican States 5.125% 1/15/20	35,000	38,850
United Mexican States 6.750% 9/27/34	35,000	44,450

		508,043

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $491,849)		508,043

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 9.7%
Collateralized Mortgage Obligations — 0.7%
Fannie Mae Benchmark REMIC Series 2007-B2, Class ZA 5.500% 6/25/37	52,340	57,364
Federal Home Loan Mortgage Corp.
Series 4303, Class AP 3.000% 8/15/43	224,634	230,626
Series 4290, Class CA 3.500% 12/15/38	120,126	125,159
Series 2617, Class Z 5.500% 5/15/33	120,411	134,690
Series 2693, Class Z 5.500% 10/15/33	209,846	232,063
Federal National Mortgage Association
Series 2014-7, Class VA 3.500% 5/25/25	66,554	70,288
Series 2014-48, Class AB 4.000% 10/25/40	173,169	184,306
Series 2010-60, Class HJ 5.500% 5/25/40	41,136	45,521
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	47,473	53,458

		1,133,475

	Principal Amount	Value
Pass-Through Securities — 9.0%
Federal Home Loan Mortgage Corp.
Pool #G05253 5.000% 2/01/39	$22,528	$24,833
Pool #E85389 6.000% 9/01/16	4,413	4,591
Pool #G11431 6.000% 2/01/18	1,711	1,796
Pool #E85015 6.500% 8/01/16	1,364	1,420
Pool #G00729 8.000% 6/01/27	22,190	26,415
Pool #554904 9.000% 3/01/17	65	70
Federal National Mortgage Association
Pool #725692 2.271% 10/01/33 FRN	24,125	25,556
Pool #888586 2.341% 10/01/34 FRN	43,262	45,953
Pool #890564 3.000% 6/01/43	177,363	175,915
Pool #AO8629 3.500% 7/01/42	240,313	246,143
Pool #AP6609 3.500% 9/01/42	84,420	86,389
Pool #AR8708 3.500% 4/01/43	51,904	52,952
Pool #AT0998 3.500% 4/01/43	257,464	262,664
Pool #AT4050 3.500% 5/01/43	65,170	66,487
Pool #MA1463 3.500% 6/01/43	172,291	175,770
Pool #564594 7.000% 1/01/31	8,263	9,567
Pool #253795 7.000% 5/01/31	8,128	9,454
Pool #507061 7.500% 10/01/29	858	1,015
Pool #527761 7.500% 2/01/30	1,971	2,282
Pool #531196 7.500% 2/01/30	982	1,167
Pool #534119 7.500% 3/01/30	672	799
Pool #534420 7.500% 3/01/30	687	817
Pool #253183 7.500% 4/01/30	3,335	3,952
Pool #253265 7.500% 5/01/30	2,706	3,190
Pool #535248 8.000% 4/01/30	220	265

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #539460 8.000% 5/01/30	$1,999	$2,422
Pool #546988 8.000% 7/01/30	1,107	1,159
Pool #190317 8.000% 8/01/31	2,541	3,070
Federal National Mortgage Association TBA
Pool #6560 2.500% 9/01/27 (c)	3,025,000	3,041,307
Pool #9768 3.000% 9/01/42 (c)	2,434,000	2,398,821
Pool #17115 3.500% 5/01/42 (c)	825,000	843,111
Pool #18388 4.000% 2/01/42 (c)	950,000	1,001,137
Pool #21133 4.500% 3/01/40 (c)	1,550,000	1,672,426
Government National Mortgage Association
Pool #783896 3.500% 5/15/44	243,787	252,596
Pool #G2MA2149 4.000% 8/20/44	1,072,775	1,140,326
Pool #351528 7.000% 8/15/23	6,083	6,563
Pool #352049 7.000% 10/15/23	1,269	1,440
Pool #588012 7.000% 7/15/32	3,472	4,096
Pool #591581 7.000% 8/15/32	2,994	3,535
Pool #185306 7.500% 4/15/17	1,481	1,537
Pool #189371 7.500% 6/15/17	907	960
Government National Mortgage Association II
Pool #82488 1.625% 3/20/40 FRN	38,796	40,193
Pool #82462 3.500% 1/20/40 FRN	37,174	39,036
Government National Mortgage Association TBA
Pool #548 3.000% 11/01/42 (c)	975,000	981,322
Pool #1367 4.000% 10/01/42 (c)	1,225,000	1,299,361
Pool #1523 4.500% 12/01/40 (c)	825,000	894,932

		14,858,812

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $16,029,128)		15,992,287

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 2.6%
U.S. Treasury Bonds & Notes — 2.6%
U.S. Treasury Bond (e) (f) 2.750% 8/15/42	$710,000	$650,466
U.S. Treasury Bond 2.875% 5/15/43	285,000	266,906
U.S. Treasury Bond 3.375% 5/15/44	430,000	443,748
U.S. Treasury Bond 4.500% 2/15/36	400,000	493,715
U.S. Treasury Inflation Index 0.375% 7/15/23	563,079	556,965
U.S. Treasury Note 1.625% 4/30/19	1,415,000	1,409,694
U.S. Treasury Note 2.375% 8/15/24	225,000	222,398
U.S. Treasury Note 2.500% 8/15/23	165,000	165,975

		4,209,867

TOTAL U.S. TREASURY OBLIGATIONS (Cost $4,137,261)		4,209,867

TOTAL BONDS & NOTES (Cost $53,460,125)		54,634,014

	Number of Shares
MUTUAL FUNDS — 7.0%
Diversified Financial — 7.0%
iShares China Large-Cap ETF	1,800	68,904
iShares MSCI Australia Index Fund	7,200	172,368
iShares MSCI EAFE Index Fund	73,430	4,708,332
iShares MSCI France Index Fund	2,900	76,995
iShares MSCI Germany Index Fund	5,000	138,500
iShares MSCI Hong Kong Index Fund	2,100	42,693
iShares MSCI Italy Capped Index Fund	2,400	37,656
iShares MSCI Japan Index Fund	26,500	311,905
iShares MSCI Netherlands Investable Market Index Fund	100	2,414
iShares MSCI New Zealand Capped Investable Market Index Fund	100	3,849
iShares MSCI Singapore ETF	300	4,002
iShares MSCI Spain Index Fund	1,900	73,910
iShares MSCI Sweden Index Fund	2,000	66,180
iShares MSCI Switzerland Capped Index Fund	3,700	120,287
iShares MSCI Turkey Investable Market Index Fund	1,400	68,712
iShares MSCI United Kingdom ETF	14,200	275,196

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Vanguard FTSE Developed Markets ETF	74,840	$2,974,890
Vanguard MSCI Emerging Markets ETF	55,800	2,327,418

		11,474,211

TOTAL MUTUAL FUNDS (Cost $10,925,757)		11,474,211

	Notional Amount

PURCHASED OPTIONS — 0.0%
Financial — 0.0%
Diversified Financial — 0.0%
3-Month LIBOR BBA 10 Year Swaption, Call, Expires 4/25/16, Strike 2.50 (OTC - Credit Suisse International); Underlying swap terminates 4/27/26	$4,290,000	47,062

TOTAL PURCHASED OPTIONS (Cost $75,272)		47,062

TOTAL LONG-TERM INVESTMENTS (Cost $149,240,348)		159,291,944

	Principal Amount
SHORT-TERM INVESTMENTS — 10.3%
Commercial Paper — 9.0%
Agrium, Inc. 0.310% 11/17/14	$500,000	499,798
Agrium, Inc. 0.350% 12/16/14	416,000	415,693
Ameren Corp. 0.270% 10/17/14	532,000	531,936
Bacardi USA, Inc. (b) 0.260% 10/15/14	975,000	974,901
Cameron International Corp. (b) 0.310% 11/20/14	613,000	612,736
Commonwealth Edison Co. (b) 0.290% 10/09/14	629,000	628,959
Enbridge (US), Inc. (b) 0.300% 10/22/14	536,000	535,906
Enbridge (US), Inc. (b) 0.320% 10/17/14	1,000,000	999,858
Enbridge Energy Partners LP (b) 0.260% 10/02/14	500,000	499,996
Equifax, Inc. (b) 0.230% 10/06/14	628,000	627,980
FMC Technologies, Inc. (b) 0.280% 10/08/14	553,000	552,970

	Principal Amount	Value
Glencore Funding LLC (b) 0.390% 10/20/14	$595,000	$594,877
Hewlett-Packard Co. (b) 0.250% 10/28/14	855,000	854,840
JM Smucker Co. (b) 0.290% 10/14/14	844,000	843,912
Marriott International, Inc. (b) 0.310% 11/04/14	845,000	844,753
Noble Corp. (b) 0.300% 10/07/14	696,000	695,965
Pall Corp. (b) 0.260% 10/01/14	569,000	569,000
Pentair Finance (b) 0.290% 10/03/14	314,000	313,995
Plains Midstream (b) 0.260% 10/03/14	1,000,000	999,985
Spectra Energy Capital LLC (b) 0.260% 10/16/14	657,000	656,929
Starwood Hotels & Resorts Worldwide, Inc. 0.260% 10/21/14	997,000	996,856
Time Warner Cable, Inc. (b) 0.280% 10/10/14	573,000	572,960

		14,824,805

Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/14, 0.010%, due 10/01/14 (g)	1,631,992	1,631,992

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/14	15,961	15,961

U.S. Treasury Bills — 0.3%
U.S. Treasury Bill 0.000% 1/08/15	500,000	499,932

TOTAL SHORT-TERM INVESTMENTS (Cost $16,972,690)		16,972,690

TOTAL INVESTMENTS — 107.4% (Cost $166,213,038) (h)		176,264,634

Other Assets/(Liabilities) — (7.4)%		(12,221,161)

NET ASSETS — 100.0%		$164,043,473

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange-Traded Fund
FRN	Floating Rate Note

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $22,092,511 or 13.47% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2014, these securities amounted to a value of $48,375 or 0.03% of net assets.
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	Maturity value of $1,631,992. Collateralized by U.S. Government Agency obligations with a rate of 3.246%, maturity dates of 5/01/41, and an aggregate market value, including accrued interest, of $1,666,351.
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 101.1%

COMMON STOCK — 101.1%
Basic Materials — 1.8%
Chemicals — 1.8%
LyondellBasell Industries NV Class A	8,549	$928,934
Potash Corp. of Saskatchewan, Inc.	19,101	660,131

		1,589,065

Communications — 5.1%
Media — 3.0%
Comcast Corp. Class A	14,870	799,709
DISH Network Corp. Class A (a)	8,000	516,640
The Walt Disney Co.	14,530	1,293,606

		2,609,955

Telecommunications — 2.1%
Verizon Communications, Inc.	36,659	1,832,583

		4,442,538

Consumer, Cyclical — 11.5%
Airlines — 2.0%
Delta Air Lines, Inc.	48,260	1,744,599

Auto Manufacturers — 1.1%
Daimler AG	8,070	615,660
Ford Motor Co.	20,530	303,639

		919,299

Automotive & Parts — 1.3%
Johnson Controls, Inc.	25,720	1,131,680

Entertainment — 0.6%
Cinemark Holdings, Inc.	14,180	482,687

Household Products — 1.1%
Reckitt Benckiser Group PLC Sponsored ADR (United Kingdom)	57,680	1,003,055

Housewares — 0.6%
Newell Rubbermaid, Inc.	14,990	515,806

Leisure Time — 1.2%
Royal Caribbean Cruises Ltd.	14,970	1,007,331

Lodging — 0.7%
MGM Resorts International (a)	28,660	652,875

Retail — 2.9%
Costco Wholesale Corp.	4,830	605,296
The Gap, Inc.	13,850	577,406
Kohl’s Corp.	5,090	310,643
Macy’s, Inc.	3,260	189,667
Ross Stores, Inc.	3,240	244,879
Walgreen Co.	10,380	615,223

		2,543,114

		10,000,446

	Number of Shares	Value
Consumer, Non-cyclical — 19.6%
Agriculture — 1.7%
Lorillard, Inc.	24,850	$1,488,763

Beverages — 1.1%
PepsiCo, Inc.	10,430	970,929

Biotechnology — 0.9%
Amgen, Inc.	5,280	741,629

Commercial Services — 0.5%
Apollo Education Group, Inc. (a)	18,670	469,551

Foods — 1.4%
ConAgra Foods, Inc.	10,880	359,475
Kraft Foods Group, Inc.	14,940	842,616

		1,202,091

Health Care – Products — 1.0%
Baxter International, Inc.	12,250	879,182

Health Care – Services — 3.4%
HCA Holdings, Inc. (a)	7,040	496,461
Thermo Fisher Scientific, Inc.	9,140	1,112,338
UnitedHealth Group, Inc.	15,620	1,347,225

		2,956,024

Pharmaceuticals — 9.6%
Cardinal Health, Inc.	25,330	1,897,724
Gilead Sciences, Inc. (a)	5,330	567,378
Merck & Co., Inc.	29,110	1,725,641
Roche Holding AG Sponsored ADR (Switzerland)	39,960	1,478,120
Sanofi ADR (France)	33,490	1,889,841
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	14,540	781,525

		8,340,229

		17,048,398

Energy — 11.9%
Oil & Gas — 7.9%
Anadarko Petroleum Corp.	12,680	1,286,259
BP PLC Sponsored ADR (United Kingdom)	22,590	992,831
Occidental Petroleum Corp.	13,720	1,319,178
Phillips 66	9,230	750,491
Suncor Energy, Inc.	70,050	2,532,307

		6,881,066

Oil & Gas Services — 2.6%
National Oilwell Varco, Inc.	11,380	866,018
Schlumberger Ltd.	10,890	1,107,404
Transocean Ltd. (b)	10,020	320,340

		2,293,762

Pipelines — 1.4%
Enbridge, Inc.	25,000	1,197,000

		10,371,828

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 23.9%
Banks — 5.7%
Bank of America Corp.	34,110	$581,576
Capital One Financial Corp.	20,240	1,651,989
KeyCorp	65,700	875,781
U.S. Bancorp	26,370	1,103,057
Zions Bancorp	23,654	687,385

		4,899,788

Diversified Financial — 10.5%
The Charles Schwab Corp.	29,470	866,123
Citigroup, Inc.	56,520	2,928,867
CME Group, Inc.	5,060	404,572
The Goldman Sachs Group, Inc.	9,930	1,822,850
Invesco Ltd.	16,840	664,844
Morgan Stanley	57,970	2,004,023
Navient Corp.	25,326	448,524

		9,139,803

Insurance — 6.8%
Aflac, Inc.	9,120	531,240
The Allstate Corp.	19,290	1,183,827
American International Group, Inc.	28,040	1,514,721
Aon PLC	10,350	907,384
MetLife, Inc.	25,540	1,372,009
Sun Life Financial, Inc.	10,060	364,876

		5,874,057

Real Estate Investment Trusts (REITS) — 0.9%
Public Storage	4,910	814,274

		20,727,922

Industrial — 10.9%
Building Materials — 0.9%
Louisiana-Pacific Corp. (a)	55,860	759,137

Electrical Components & Equipment — 0.6%
Schneider Electric SE	31,200	475,644

Electronics — 1.3%
TE Connectivity Ltd.	20,370	1,126,257

Environmental Controls — 1.1%
Waste Management, Inc.	20,150	957,730

Machinery – Construction & Mining — 1.0%
Caterpillar, Inc.	8,700	861,561

Manufacturing — 4.6%
Danaher Corp.	13,135	997,997
Eaton Corp. PLC	25,260	1,600,726
Parker Hannifin Corp.	8,844	1,009,543
Siemens AG Sponsored ADR (Germany)	3,600	428,652

		4,036,918

Metal Fabricate & Hardware — 0.4%
The Timken Co.	6,170	261,546
TimkenSteel Corp.	2,465	114,598

		376,144

	Number of Shares	Value
Transportation — 1.0%
CSX Corp.	26,430	$847,346

		9,440,737

Technology — 14.2%
Computers — 4.9%
Apple, Inc.	16,360	1,648,270
EMC Corp.	43,100	1,261,106
SanDisk Corp.	9,490	929,546
Synopsys, Inc. (a)	10,590	420,370

		4,259,292

Semiconductors — 4.8%
Avago Technologies Ltd.	5,590	486,330
Broadcom Corp. Class A	40,690	1,644,690
Intel Corp.	41,090	1,430,754
Microchip Technology, Inc.	2,540	119,964
Micron Technology, Inc. (a)	13,945	477,755

		4,159,493

Software — 4.5%
CA, Inc.	15,740	439,776
Citrix Systems, Inc. (a)	11,660	831,824
Microsoft Corp.	26,350	1,221,586
Oracle Corp.	38,100	1,458,468

		3,951,654

		12,370,439

Utilities — 2.2%
Electric — 2.2%
Edison International	24,030	1,343,758
Entergy Corp.	6,880	532,030

		1,875,788

TOTAL COMMON STOCK (Cost $75,117,952)		87,867,161

TOTAL EQUITIES (Cost $75,117,952)		87,867,161

MUTUAL FUNDS — 0.4%
Diversified Financial — 0.4%
State Street Navigator Securities Lending Prime Portfolio (c)	324,847	324,847

TOTAL MUTUAL FUNDS (Cost $324,847)		324,847

TOTAL LONG-TERM INVESTMENTS (Cost $75,442,799)		88,192,008

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/14, 0.010%, due 10/01/14 (d)	$898,390	$898,390

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/14	2,746	2,746

TOTAL SHORT-TERM INVESTMENTS (Cost $901,136)		901,136

TOTAL INVESTMENTS — 102.5% (Cost $76,343,935) (e)		89,093,144

Other Assets/(Liabilities) — (2.5)%		(2,166,942)

NET ASSETS — 100.0%		$86,926,202

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2014, was $317,110 or 0.36% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $898,390. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity dates of 2/15/41, and an aggregate market value, including accrued interest, of $919,516.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 2.8%
Chemicals — 1.4%
Air Products & Chemicals, Inc.	2,510	$326,752
Albemarle Corp.	1,600	94,240
Ashland, Inc.	2,300	239,430
Cabot Corp.	5,600	284,312
Celanese Corp. Series A	5,300	310,156
CF Industries Holdings, Inc.	2,498	697,492
Cytec Industries, Inc.	6,680	315,897
The Dow Chemical Co.	34,210	1,793,973
Huntsman Corp.	1,900	49,381
The Mosaic Co.	11,600	515,156
Sigma-Aldrich Corp.	1,230	167,292
W.R. Grace & Co. (a)	100	9,094
Westlake Chemical Corp.	60	5,195

		4,808,370

Forest Products & Paper — 0.3%
Domtar Corp.	13,200	463,716
International Paper Co.	6,800	324,632
MeadWestvaco Corp.	2,500	102,350
Rock-Tenn Co. Class A	1,540	73,273

		963,971

Iron & Steel — 0.4%
Cliffs Natural Resources, Inc.	4,900	50,862
Steel Dynamics, Inc.	8,800	198,968
United States Steel Corp.	29,990	1,174,708

		1,424,538

Mining — 0.7%
Alcoa, Inc.	38,100	613,029
Freeport-McMoRan, Inc.	32,431	1,058,872
Newmont Mining Corp.	9,200	212,060
Royal Gold, Inc.	3,100	201,314
Vulcan Materials Co.	6,700	403,541

		2,488,816

		9,685,695

Communications — 6.6%
Internet — 0.3%
Liberty Interactive Corp. Class A (a)	1,100	31,372
Symantec Corp.	12,400	291,524
Yahoo!, Inc. (a)	14,900	607,175

		930,071

Media — 1.7%
CBS Corp. Class B	2,000	107,000
Comcast Corp. Class A	8,600	462,508
Gannett Co., Inc.	55	1,632
Graham Holdings Co. Class B	136	95,144

	Number of Shares	Value
John Wiley & Sons, Inc. Class A	8,400	$471,324
Liberty Media Corp. Class A (a)	350	16,513
News Corp. Class A (a)	18,000	294,300
Nielsen NV	1,700	75,361
Starz Class A (a)	8,757	289,681
Thomson Reuters Corp.	5,300	192,973
Time Warner, Inc.	34,490	2,593,993
Twenty-First Century Fox Class A	11,400	390,906
The Walt Disney Co.	9,390	835,992

		5,827,327

Telecommunications — 4.6%
Amdocs Ltd.	9,100	417,508
AT&T, Inc.	178,914	6,304,929
CenturyLink, Inc.	23,407	957,112
Cisco Systems, Inc.	163,200	4,107,744
Corning, Inc.	33,200	642,088
EchoStar Corp. Class A (a)	7,800	380,328
Frontier Communications Corp.	159,189	1,036,321
Harris Corp.	5,800	385,120
Juniper Networks, Inc.	17,000	376,550
Level 3 Communications, Inc. (a)	100	4,573
Sprint Corp. (a)	24,500	155,330
T-Mobile US, Inc. (a)	5,250	151,568
Telephone & Data Systems, Inc.	1,918	45,955
Windstream Corp.	68,662	740,176

		15,705,302

		22,462,700

Consumer, Cyclical — 6.1%
Airlines — 0.9%
Alaska Air Group, Inc.	18,000	783,720
Copa Holdings SA Class A	6,400	686,656
Delta Air Lines, Inc.	30,900	1,117,035
Southwest Airlines Co.	10,900	368,093

		2,955,504

Apparel — 0.0%
Ascena Retail Group, Inc. (a)	5,900	78,470

Auto Manufacturers — 1.0%
Ford Motor Co.	163,500	2,418,165
General Motors Co.	31,000	990,140
Oshkosh Corp.	1,500	66,225
Paccar, Inc.	700	39,812

		3,514,342

Automotive & Parts — 0.4%
Johnson Controls, Inc.	4,700	206,800
Lear Corp.	6,600	570,306
TRW Automotive Holdings Corp. (a)	3,090	312,863
Visteon Corp/New (a)	1,700	165,325

		1,255,294

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Distribution & Wholesale — 0.1%
Ingram Micro, Inc. Class A (a)	4,000	$103,240
Tech Data Corp. (a)	4,500	264,870
WESCO International, Inc. (a)	1,200	93,912

		462,022

Entertainment — 0.1%
Gaming and Leisure Properties, Inc.	1,076	33,248
Regal Entertainment Group Class A	5,200	103,376

		136,624

Home Builders — 0.2%
PulteGroup, Inc.	19,100	337,306
Toll Brothers, Inc. (a)	4,200	130,872

		468,178

Home Furnishing — 0.0%
Whirlpool Corp.	850	123,803

Housewares — 0.1%
Newell Rubbermaid, Inc.	5,600	192,696

Leisure Time — 0.2%
Carnival Corp.	11,600	465,972
Royal Caribbean Cruises Ltd.	4,300	289,347

		755,319

Lodging — 0.4%
Hyatt Hotels Corp. Class A (a)	6,500	393,380
Marriott International, Inc. Class A	6,900	482,310
MGM Resorts International (a)	14,400	328,032
Starwood Hotels & Resorts Worldwide, Inc.	2,900	241,309

		1,445,031

Retail — 2.7%
Bed Bath & Beyond, Inc. (a)	6,000	394,980
Best Buy Co., Inc.	8,700	292,233
Big Lots, Inc.	6,400	275,520
Chico’s FAS, Inc.	2,500	36,925
CVS Health Corp.	36,200	2,881,158
Dillard’s, Inc. Class A	1,740	189,625
Dollar General Corp. (a)	2,200	134,442
DSW, Inc. Class A	1,000	30,110
Foot Locker, Inc.	5,600	311,640
GameStop Corp. Class A	4,700	193,640
Kohl’s Corp.	7,100	433,313
Macy’s, Inc.	3,344	194,554
Rite Aid Corp. (a)	35,500	171,820
Staples, Inc.	28,400	343,640
Target Corp.	10,700	670,676
Wal-Mart Stores, Inc.	32,000	2,447,040
Walgreen Co.	2,100	124,467
World Fuel Services Corp.	3,500	139,720

		9,265,503

	Number of Shares	Value
Textiles — 0.0%
Cintas Corp.	800	$56,472

		20,709,258

Consumer, Non-cyclical — 19.4%
Agriculture — 1.1%
Altria Group, Inc.	3,800	174,572
Archer-Daniels-Midland Co.	28,600	1,461,460
Bunge Ltd.	4,300	362,189
Philip Morris International, Inc.	18,900	1,576,260
Reynolds American, Inc.	1,840	108,560

		3,683,041

Beverages — 0.3%
Constellation Brands, Inc. Class A (a)	6,130	534,291
Molson Coors Brewing Co. Class B	5,860	436,218

		970,509

Biotechnology — 0.5%
Amgen, Inc.	5,890	827,309
Bio-Rad Laboratories, Inc. Class A (a)	720	81,648
Charles River Laboratories International, Inc. (a)	600	35,844
Myriad Genetics, Inc. (a)	22,644	873,379

		1,818,180

Commercial Services — 0.9%
The ADT Corp.	4,600	163,116
Apollo Education Group, Inc. (a)	14,700	369,705
Booz Allen Hamilton Holding Corp.	25,300	592,020
Corrections Corporation of America	1,505	51,712
DeVry, Inc.	18,800	804,828
Donnelley (R.R.) & Sons Co.	15,700	258,422
KAR Auction Services, Inc.	800	22,904
Live Nation Entertainment, Inc. (a)	1,300	31,226
Manpower, Inc.	6,900	483,690
Paychex, Inc.	300	13,260
Quanta Services, Inc. (a)	6,200	224,998
Service Corp. International	5,400	114,156
Total System Services, Inc.	700	21,672
Towers Watson & Co. Class A	1,200	119,400
Vectrus, Inc. (a)	183	3,580

		3,274,689

Cosmetics & Personal Care — 1.8%
Avon Products, Inc.	9,500	119,700
Colgate-Palmolive Co.	2,600	169,572
Coty, Inc.	10,200	168,810
The Procter & Gamble Co.	67,410	5,644,913

		6,102,995

Foods — 1.2%
ConAgra Foods, Inc.	6,200	204,848
Ingredion, Inc.	4,070	308,465
The J.M. Smucker Co.	1,820	180,162

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Mondelez International, Inc. Class A	39,950	$1,368,887
Pilgrim’s Pride Corp. (a)	38,800	1,185,728
Safeway, Inc.	9,300	318,990
Sysco Corp.	3,300	125,235
Tyson Foods, Inc. Class A	10,600	417,322

		4,109,637

Health Care – Products — 4.5%
Alere, Inc. (a)	5,700	221,046
Boston Scientific Corp. (a)	48,500	572,785
CareFusion Corp. (a)	4,000	181,000
Covidien PLC	15,500	1,340,905
Hill-Rom Holdings, Inc.	3,000	124,290
Hologic, Inc. (a)	10,500	255,465
Johnson & Johnson	82,300	8,772,357
Medtronic, Inc.	39,500	2,447,025
QIAGEN NV (a)	6,700	152,559
St. Jude Medical, Inc.	4,100	246,533
Stryker Corp.	5,500	444,125
Zimmer Holdings, Inc.	5,070	509,789

		15,267,879

Health Care – Services — 3.0%
Aetna, Inc.	11,421	925,101
Cigna Corp.	11,500	1,042,935
HCA Holdings, Inc. (a)	16,200	1,142,424
Health Net, Inc. (a)	2,200	101,442
Humana, Inc.	5,540	721,807
Laboratory Corporation of America Holdings (a)	1,890	192,307
LifePoint Hospitals, Inc. (a)	9,800	678,062
MEDNAX, Inc. (a)	400	21,928
Quest Diagnostics, Inc.	4,800	291,264
Thermo Fisher Scientific, Inc.	4,660	567,122
UnitedHealth Group, Inc.	30,000	2,587,500
Universal Health Services, Inc. Class B	4,600	480,700
WellPoint, Inc.	11,780	1,409,124

		10,161,716

Household Products — 0.2%
Avery Dennison Corp.	2,200	98,230
Jarden Corp. (a)	3,900	234,429
Kimberly-Clark Corp.	2,350	252,790

		585,449

Pharmaceuticals — 5.9%
Abbott Laboratories	50,700	2,108,613
Bristol-Myers Squibb Co.	11,200	573,216
Cardinal Health, Inc.	10,700	801,644
DENTSPLY International, Inc.	100	4,560
Eli Lilly & Co.	20,020	1,298,297
Express Scripts Holding Co. (a)	3,800	268,394
Hospira, Inc. (a)	6,200	322,586
Mallinckrodt PLC (a)	1,200	108,180

	Number of Shares	Value
Merck & Co., Inc.	104,128	$6,172,708
Omnicare, Inc.	4,000	249,040
Pfizer, Inc.	271,113	8,016,811
VCA Antech, Inc. (a)	3,300	129,789

		20,053,838

		66,027,933

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	7,800	185,952

Energy — 13.5%
Coal — 0.1%
CONSOL Energy, Inc.	8,300	314,238
Peabody Energy Corp.	8,100	100,278

		414,516

Energy – Alternate Sources — 0.1%
First Solar, Inc. (a)	3,300	217,173

Oil & Gas — 12.0%
Anadarko Petroleum Corp.	12,480	1,265,971
Apache Corp.	7,428	697,266
Chesapeake Energy Corp.	16,900	388,531
Chevron Corp.	67,495	8,053,503
Cimarex Energy Co.	1,800	227,754
ConocoPhillips	56,628	4,333,175
Denbury Resources, Inc.	10,614	159,528
Devon Energy Corp.	12,350	842,023
Diamond Offshore Drilling, Inc.	3,800	130,226
Exxon Mobil Corp.	138,190	12,996,770
Helmerich & Payne, Inc.	3,900	381,693
Hess Corp.	13,000	1,226,160
Marathon Oil Corp.	24,200	909,678
Marathon Petroleum Corp.	2,300	194,741
Murphy Oil Corp.	6,100	347,151
Murphy USA, Inc. (a)	16,800	891,408
Nabors Industries Ltd.	20,800	473,408
Newfield Exploration Co. (a)	9,300	344,751
Noble Energy, Inc.	80	5,469
Occidental Petroleum Corp.	19,230	1,848,965
Patterson-UTI Energy, Inc.	17,000	553,010
PBF Energy, Inc. Class A	18,900	453,600
Phillips 66	16,000	1,300,960
Questar Corp.	6,100	135,969
Rice Energy, Inc. (a)	100	2,660
Rowan Cos. PLC Class A	4,600	116,426
SandRidge Energy, Inc. (a)	52,500	225,225
Tesoro Corp.	11,800	719,564
Ultra Petroleum Corp. (a)	11,200	260,512
Unit Corp. (a)	4,900	287,385
Valero Energy Corp.	16,164	747,908
Whiting Petroleum Corp. (a)	5,400	418,770
WPX Energy, Inc. (a)	5,066	121,888

		41,062,048

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.0%
Baker Hughes, Inc.	16,503	$1,073,685
HollyFrontier Corp.	8,200	358,176
National Oilwell Varco, Inc.	15,900	1,209,990
NOW, Inc. (a)	3,975	120,880
Oil States International, Inc. (a)	2,820	174,558
Superior Energy Services, Inc.	9,400	308,978
Tidewater, Inc.	30	1,171

		3,247,438

Pipelines — 0.3%
National Fuel Gas Co.	4,050	283,459
Spectra Energy Corp.	17,700	694,902

		978,361

		45,919,536

Financial — 27.5%
Banks — 8.3%
Associated Banc-Corp.	7,350	128,037
Bank of America Corp.	230,473	3,929,565
Bank of Hawaii Corp.	920	52,265
Bank of New York Mellon Corp.	36,950	1,431,073
BB&T Corp.	20,119	748,628
BOK Financial Corp.	700	46,536
Capital One Financial Corp.	23,250	1,897,665
City National Corp.	1,970	149,070
Comerica, Inc.	8,600	428,796
Commerce Bancshares, Inc.	3,730	166,526
Cullen/Frost Bankers, Inc.	1,000	76,510
East West Bancorp, Inc.	6,900	234,600
Fifth Third Bancorp	22,160	443,643
First Horizon National Corp.	3,016	37,036
First Republic Bank	2,600	128,388
Fulton Financial Corp.	19,400	214,952
Huntington Bancshares, Inc.	29,671	288,699
KeyCorp	43,700	582,521
M&T Bank Corp.	5	616
Northern Trust Corp.	8,000	544,240
PacWest Bancorp	3,800	156,674
PNC Financial Services Group, Inc.	22,036	1,885,841
Popular, Inc. (a)	14,900	438,582
Regions Financial Corp.	56,260	564,850
Signature Bank (a)	60	6,724
State Street Corp.	13,300	979,013
SunTrust Banks, Inc.	23,300	886,099
SVB Financial Group (a)	1,700	190,553
Synovus Financial Corp.	3,171	74,962
U.S. Bancorp	58,990	2,467,552
Wells Fargo & Co.	170,510	8,844,354
Zions Bancorp	3,250	94,445

		28,119,015

Diversified Financial — 6.7%
Air Lease Corp.	10,100	328,250
Ameriprise Financial, Inc.	6,430	793,334

	Number of Shares	Value
BlackRock, Inc.	1,920	$630,374
The Charles Schwab Corp.	21,000	617,190
Citigroup, Inc.	108,771	5,636,513
CME Group, Inc.	60	4,797
Discover Financial Services	11,900	766,241
E*TRADE Financial Corp. (a)	10,500	237,195
FNF Group	5,757	159,699
The Goldman Sachs Group, Inc.	17,520	3,216,147
Interactive Brokers Group, Inc. Class A	1,400	34,930
IntercontinentalExchange, Inc.	7	1,365
Invesco Ltd.	9,800	386,904
JP Morgan Chase & Co.	123,227	7,423,195
Legg Mason, Inc.	5,200	266,032
Morgan Stanley	58,200	2,011,974
The NASDAQ OMX Group, Inc.	4,100	173,922
Navient Corp.	9,900	175,329
Raymond James Financial, Inc.	300	16,074
TD Ameritrade Holding Corp.	800	26,696

		22,906,161

Diversified Financial Services — 0.0%
Voya Financial, Inc.	2,700	105,570

Insurance — 9.3%
ACE Ltd.	11,210	1,175,593
Aflac, Inc.	16,400	955,300
Alleghany Corp. (a)	235	98,265
Allied World Assurance Co. Holdings Ltd.	3,060	112,730
The Allstate Corp.	9,700	595,289
American Financial Group, Inc.	3,500	202,615
American International Group, Inc.	54,702	2,955,002
American National Insurance Co.	1,120	125,888
Aon PLC	2,460	215,668
Arch Capital Group Ltd. (a)	4,100	224,352
Aspen Insurance Holdings Ltd.	17,400	744,198
Assurant, Inc.	7,690	494,467
Assured Guaranty Ltd.	10,500	232,680
Axis Capital Holdings Ltd.	4,200	198,786
Berkshire Hathaway, Inc. Class B (a)	67,410	9,312,017
The Chubb Corp.	3,060	278,705
Cincinnati Financial Corp.	3,620	170,321
CNA Financial Corp.	17,700	673,131
Endurance Specialty Holdings Ltd.	5,000	275,900
Everest Re Group Ltd.	2,800	453,628
Genworth Financial, Inc. Class A (a)	36,460	477,626
The Hanover Insurance Group, Inc.	2,100	128,982
The Hartford Financial Services Group, Inc.	12,390	461,527
HCC Insurance Holdings, Inc.	4,470	215,856
Lincoln National Corp.	13,598	728,581
Loews Corp.	20	833
Markel Corp. (a)	5	3,181
Marsh & McLennan Cos., Inc.	3,600	188,424

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MBIA, Inc. (a)	27,300	$250,614
Mercury General Corp.	890	43,441
MetLife, Inc.	29,340	1,576,145
Old Republic International Corp.	20,900	298,452
PartnerRe Ltd.	5,930	651,648
Principal Financial Group, Inc.	12,300	645,381
The Progressive Corp.	16,600	419,648
Protective Life Corp.	2,580	179,078
Prudential Financial, Inc.	18,700	1,644,478
Reinsurance Group of America, Inc. Class A	12,850	1,029,670
RenaissanceRe Holdings Ltd.	4,700	469,953
StanCorp Financial Group, Inc.	1,870	118,147
Torchmark Corp.	5,490	287,511
The Travelers Cos., Inc.	15,169	1,424,976
Unum Group	8,600	295,668
Validus Holdings Ltd.	2,800	109,592
W.R. Berkley Corp.	6,600	315,480
White Mountains Insurance Group Ltd.	53	33,394
XL Group PLC	9,550	316,774

		31,809,595

Real Estate — 0.1%
Jones Lang LaSalle, Inc.	1,090	137,711
WP Carey, Inc.	3,100	197,687

		335,398

Real Estate Investment Trusts (REITS) — 2.8%
Alexandria Real Estate Equities, Inc.	1,600	118,000
American Campus Communities, Inc.	100	3,645
American Capital Agency Corp.	9,000	191,250
Annaly Capital Management, Inc.	24,260	259,097
AvalonBay Communities, Inc.	2,324	327,614
BioMed Realty Trust, Inc.	1,600	32,320
Boston Properties, Inc.	4,670	540,599
Brandywine Realty Trust	7,200	101,304
Chimera Investment Corp.	212,800	646,912
Columbia Property Trust, Inc.	4,300	102,641
Equity Commonwealth	10,367	266,536
Equity Residential	14,600	899,068
Essex Property Trust, Inc.	3	536
General Growth Properties, Inc.	19,940	469,587
HCP, Inc.	12,700	504,317
Hospitality Properties Trust	4,540	121,899
Host Hotels & Resorts, Inc.	30,403	648,496
Kilroy Realty Corp.	3,100	184,264
Kimco Realty Corp.	9,500	208,145
Liberty Property Trust	2,170	72,174
The Macerich Co.	2,282	145,660
MFA Financial, Inc.	59,000	459,020
Piedmont Office Realty Trust, Inc. Class A	7,600	134,064
Prologis, Inc.	85	3,205
Realty Income Corp.	7,000	285,530

	Number of Shares	Value
Senior Housing Properties Trust	11,400	$238,488
SL Green Realty Corp.	4,190	424,531
Spirit Realty Capital, Inc.	16,100	176,617
Starwood Property Trust, Inc.	8,400	184,464
Taubman Centers, Inc.	4,600	335,800
Two Harbors Investment Corp.	32,100	310,407
Ventas, Inc.	3,300	204,435
Vornado Realty Trust	1,478	147,741
Washington Prime Group, Inc.	18,400	321,632
Weingarten Realty Investors	5,400	170,100
Weyerhaeuser Co.	10,600	337,716

		9,577,814

Savings & Loans — 0.3%
BankUnited, Inc.	8,900	271,361
First Niagara Financial Group, Inc.	9,700	80,801
Hudson City Bancorp, Inc.	10,350	100,602
New York Community Bancorp, Inc.	21,290	337,872
People’s United Financial, Inc.	5,400	78,138

		868,774

		93,722,327

Industrial — 10.2%
Aerospace & Defense — 2.0%
Alliant Techsystems, Inc.	400	51,056
Exelis, Inc.	3,300	54,582
General Dynamics Corp.	15,460	1,964,812
L-3 Communications Holdings, Inc.	2,260	268,759
Northrop Grumman Corp.	8,200	1,080,432
Raytheon Co.	11,170	1,135,095
Spirit AeroSystems Holdings, Inc. Class A (a)	7,500	285,450
United Technologies Corp.	18,040	1,905,024

		6,745,210

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	5,400	337,932
Energizer Holdings, Inc.	4,180	515,018
Hubbell, Inc. Class B	400	48,212
SunPower Corp. (a)	7,600	257,488

		1,158,650

Electronics — 1.0%
Agilent Technologies, Inc.	6,200	353,276
Arrow Electronics, Inc. (a)	12,200	675,270
Avnet, Inc.	3,600	149,400
AVX Corp.	1,400	18,592
Dolby Laboratories, Inc. Class A (a)	13,200	551,628
FLIR Systems, Inc.	1,200	37,608
Garmin Ltd.	9,500	493,905
Gentex Corp.	15,100	404,227
Jabil Circuit, Inc.	13,800	278,346
PerkinElmer, Inc.	2,610	113,796
Vishay Intertechnology, Inc.	19,200	274,368

		3,350,416

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Engineering & Construction — 0.4%
AECOM Technology Corp. (a)	6,700	$226,125
Fluor Corp.	2,200	146,938
KBR, Inc.	15,700	295,631
URS Corp.	11,700	674,037

		1,342,731

Environmental Controls — 0.2%
Republic Services, Inc.	4,690	183,004
Waste Connections, Inc.	450	21,834
Waste Management, Inc.	11,340	538,990

		743,828

Hand & Machine Tools — 0.3%
Lincoln Electric Holdings, Inc.	1,600	110,616
Regal-Beloit Corp.	1,500	96,375
Snap-on, Inc.	2,030	245,792
Stanley Black & Decker, Inc.	5,035	447,058

		899,841

Machinery – Construction & Mining — 1.1%
Caterpillar, Inc.	25,400	2,515,362
Ingersoll-Rand PLC	10,800	608,688
Joy Global, Inc.	11,400	621,756
Terex Corp.	2,200	69,894

		3,815,700

Machinery – Diversified — 0.3%
AGCO Corp.	1,770	80,464
Deere & Co.	8,000	655,920
IDEX Corp.	1,000	72,370
Roper Industries, Inc.	2,330	340,856
Xylem, Inc.	1,700	60,333

		1,209,943

Manufacturing — 3.6%
A.O. Smith Corp.	4,000	189,120
Carlisle Cos., Inc.	2,600	208,988
Crane Co.	220	13,906
Danaher Corp.	11,800	896,564
Dover Corp.	300	24,099
Eaton Corp. PLC	3,172	201,010
General Electric Co.	333,590	8,546,576
ITT Corp.	2,400	107,856
Leggett & Platt, Inc.	4,610	160,981
Parker Hannifin Corp.	2,520	287,658
Pentair PLC	5,319	348,341
SPX Corp.	5,970	560,762
Teleflex, Inc.	1,740	182,770
Textron, Inc.	9,400	338,306
Trinity Industries, Inc.	4,200	196,224

		12,263,161

Metal Fabricate & Hardware — 0.1%
The Timken Co.	3,100	131,409
Valmont Industries, Inc.	1,830	246,922

		378,331

	Number of Shares	Value
Packaging & Containers — 0.1%
Bemis Co., Inc.	760	$28,895
Greif, Inc. Class A	1,900	83,239
Owens-Illinois, Inc. (a)	2,300	59,915

		172,049

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc.	1,400	145,894

Transportation — 0.7%
American ExpressNorfolk Southern Corp.	7,200	803,520
Con-way, Inc.	1,200	57,000
CSX Corp.	20,200	647,612
FedEx Corp.	2,960	477,892
Ryder System, Inc.	3,590	322,992

		2,309,016

Trucking & Leasing — 0.1%
AMERCO	840	219,988
GATX Corp.	4,000	233,480

		453,468

		34,988,238

Technology — 7.9%
Computers — 2.5%
Brocade Communications Systems, Inc.	46,500	505,455
Computer Sciences Corp.	14,070	860,381
DST Systems, Inc.	3,000	251,760
EMC Corp.	49,100	1,436,666
Hewlett-Packard Co.	83,800	2,972,386
Lexmark International, Inc. Class A	12,500	531,250
NetApp, Inc.	12,600	541,296
SanDisk Corp.	4,800	470,160
Synopsys, Inc. (a)	3,600	142,902
Western Digital Corp.	7,400	720,168

		8,432,424

Office Equipment/Supplies — 0.4%
Pitney Bowes, Inc.	34,400	859,656
Xerox Corp.	53,556	708,546

		1,568,202

Semiconductors — 2.7%
Altera Corp.	4,700	168,166
Analog Devices, Inc.	4,300	212,807
Applied Materials, Inc.	5,900	127,499
Broadcom Corp. Class A	16,100	650,762
Intel Corp.	170,800	5,947,256
KLA-Tencor Corp.	100	7,878
Lam Research Corp.	1,952	145,814
Marvell Technology Group Ltd.	43,400	585,032
Maxim Integrated Products, Inc.	6,900	208,656
Micron Technology, Inc. (a)	4,900	167,874
NVIDIA Corp.	24,900	459,405

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Rovi Corp. (a)	25,600	$505,472
Teradyne, Inc.	200	3,878

		9,190,499

Software — 2.3%
Activision Blizzard, Inc.	20,800	432,432
ANSYS, Inc. (a)	1,400	105,938
CA, Inc.	12,990	362,941
The Dun & Bradstreet Corp.	2,610	306,597
Electronic Arts, Inc. (a)	17,200	612,492
Fidelity National Information Services, Inc.	1,900	106,970
Leidos Holdings, Inc.	9,150	314,119
Microsoft Corp.	118,400	5,489,024
SEI Investments Co.	1,300	47,008

		7,777,521

		26,968,646

Utilities — 5.6%
Electric — 5.1%
The AES Corp.	17,500	248,150
Alliant Energy Corp.	4,300	238,263
Ameren Corp.	11,860	454,594
American Electric Power Co., Inc.	29,230	1,526,098
Calpine Corp. (a)	16,100	349,370
CenterPoint Energy, Inc.	15,800	386,626
CMS Energy Corp.	13,900	412,274
Consolidated Edison, Inc.	18,660	1,057,276
Dominion Resources, Inc.	900	62,181
DTE Energy Co.	7,810	594,185
Duke Energy Corp.	12,314	920,718
Edison International	19,280	1,078,138
Entergy Corp.	11,000	850,630
Exelon Corp.	35,775	1,219,570
FirstEnergy Corp.	5,127	172,113
Great Plains Energy, Inc.	4,237	102,408
Hawaiian Electric Industries, Inc.	1,700	45,135
Integrys Energy Group, Inc.	940	60,931
MDU Resources Group, Inc.	9,000	250,290
NextEra Energy, Inc.	13,660	1,282,401
Northeast Utilities	7,081	313,688
NRG Energy, Inc.	12,600	384,048
OGE Energy Corp.	2,220	82,384
Pepco Holdings, Inc.	12,810	342,796
PG&E Corp.	2,130	95,935
Pinnacle West Capital Corp.	1,260	68,846
PPL Corp.	32,500	1,067,300
Public Service Enterprise Group, Inc.	26,900	1,001,756
SCANA Corp.	7,020	348,262
The Southern Co.	15,950	696,218
TECO Energy, Inc.	8,030	139,561
Westar Energy, Inc.	7,600	259,312
Wisconsin Energy Corp.	9,160	393,880

	Number of Shares	Value
Xcel Energy, Inc.	25,020	$760,608

		17,265,945

Gas — 0.5%
AGL Resources, Inc.	10,660	547,285
Atmos Energy Corp.	4,350	207,495
NiSource, Inc.	8,090	331,528
Sempra Energy	1,230	129,617
UGI Corp.	9,735	331,866
Vectren Corp.	4,150	165,585

		1,713,376

Water — 0.0%
American Water Works Co., Inc.	1,400	67,522
Aqua America, Inc.	25	588

		68,110

		19,047,431

TOTAL COMMON STOCK (Cost $308,437,757)		339,717,716

TOTAL EQUITIES (Cost $308,437,757)		339,717,716

TOTAL LONG-TERM INVESTMENTS (Cost $308,437,757)		339,717,716

	Principal Amount
SHORT-TERM INVESTMENTS — 0.4%
Repurchase Agreement — 0.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/14, 0.010%, due 10/01/14 (b)	$1,334,362	1,334,362

TOTAL SHORT-TERM INVESTMENTS (Cost $1,334,362)		1,334,362

TOTAL INVESTMENTS — 100.1% (Cost $309,772,119) (c)		341,052,078

Other Assets/(Liabilities) — (0.1)%		(251,736)

NET ASSETS — 100.0%		$340,800,342

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $1,334,363. Collateralized by U.S. Government Agency obligations with a rate of 3.246%, maturity dates of 5/01/41, and an aggregate market value, including accrued interest, of $1,361,413.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.5%
Basic Materials — 2.1%
Mining — 2.1%
Teck Resources Ltd. Class B	53,200	$1,004,948
Vulcan Materials Co.	53,175	3,202,730

		4,207,678

Communications — 17.4%
Internet — 8.8%
eBay, Inc. (a)	84,900	4,807,887
Facebook, Inc. Class A (a)	36,800	2,908,672
Google, Inc. Class A (a)	6,828	4,017,664
Google, Inc. Class C (a)	10,298	5,945,653

		17,679,876

Media — 5.5%
Comcast Corp. Class A	103,990	5,592,582
The McGraw Hill Financial, Inc.	45,060	3,805,317
Twenty-First Century Fox Class A	46,640	1,599,286

		10,997,185

Telecommunications — 3.1%
Amdocs Ltd.	63,040	2,892,275
Verizon Communications, Inc.	69,120	3,455,309

		6,347,584

		35,024,645

Consumer, Cyclical — 8.2%
Auto Manufacturers — 1.2%
General Motors Co.	77,710	2,482,057

Automotive & Parts — 1.4%
Delphi Automotive PLC	46,550	2,855,377

Retail — 5.6%
AutoZone, Inc. (a)	8,236	4,197,560
The Home Depot, Inc.	38,900	3,568,686
PVH Corp.	9,890	1,198,174
The TJX Cos., Inc.	37,990	2,247,868

		11,212,288

		16,549,722

Consumer, Non-cyclical — 27.8%
Agriculture — 2.7%
Philip Morris International, Inc.	65,381	5,452,775

Beverages — 2.1%
Diageo PLC	144,560	4,179,804

Commercial Services — 2.1%
MasterCard, Inc. Class A	57,720	4,266,662

Foods — 2.8%
Mondelez International, Inc. Class A	163,530	5,603,356

	Number of Shares	Value
Health Care – Products — 0.7%
Covidien PLC	11,469	$992,183
Intuitive Surgical, Inc. (a)	850	392,547

		1,384,730

Health Care – Services — 1.4%
UnitedHealth Group, Inc.	31,650	2,729,813

Household Products — 2.0%
Henkel AG & Co. KGaA	42,558	3,977,527

Pharmaceuticals — 14.0%
AbbVie, Inc.	58,829	3,397,963
Actavis PLC (a)	20,844	5,029,240
Allergan, Inc.	18,660	3,325,025
Express Scripts Holding Co. (a)	52,910	3,737,033
Gilead Sciences, Inc. (a)	53,730	5,719,559
Pfizer, Inc.	155,313	4,592,606
Zoetis, Inc.	64,805	2,394,545

		28,195,971

		55,790,638

Energy — 8.6%
Oil & Gas — 5.9%
Chevron Corp.	49,020	5,849,066
Noble Energy, Inc.	87,380	5,973,297

		11,822,363

Oil & Gas Services — 2.7%
National Oilwell Varco, Inc.	70,182	5,340,850

		17,163,213

Financial — 15.7%
Diversified Financial — 10.5%
CIT Group, Inc.	63,614	2,923,699
Citigroup, Inc.	114,734	5,945,516
CME Group, Inc.	54,375	4,347,553
Discover Financial Services	50,660	3,261,997
JP Morgan Chase & Co.	76,191	4,589,746

		21,068,511

Insurance — 4.9%
American International Group, Inc.	71,950	3,886,739
Genworth Financial, Inc. Class A (a)	155,880	2,042,028
Lincoln National Corp.	27,230	1,458,983
Marsh & McLennan Cos., Inc.	45,313	2,371,683

		9,759,433

Real Estate Investment Trusts (REITS) — 0.3%
Digital Realty Trust, Inc. (b)	11,510	717,994

		31,545,938

Industrial — 10.4%
Environmental Controls — 1.0%
Republic Services, Inc.	48,420	1,889,348

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Machinery – Diversified — 2.4%
Deere & Co. (b)	59,450	$4,874,306

Manufacturing — 5.3%
General Electric Co.	229,090	5,869,286
Tyco International Ltd.	104,580	4,661,130

		10,530,416

Transportation — 1.7%
Canadian National Railway Co.	49,160	3,488,394

		20,782,464

Technology — 7.7%
Computers — 5.0%
Apple, Inc.	79,905	8,050,429
Western Digital Corp.	20,496	1,994,670

		10,045,099

Office Equipment/Supplies — 1.6%
Xerox Corp.	241,170	3,190,679

Semiconductors — 1.1%
Applied Materials, Inc.	106,260	2,296,279

		15,532,057

Utilities — 1.6%
Electric — 1.6%
Exelon Corp.	92,564	3,155,507

TOTAL COMMON STOCK (Cost $160,055,735)		199,751,862

PREFERRED STOCK — 0.1%
Consumer, Non-cyclical — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA 1.430%	2,603	259,929

TOTAL PREFERRED STOCK (Cost $245,015)		259,929

TOTAL EQUITIES (Cost $160,300,750)		200,011,791

MUTUAL FUNDS — 2.8%
Diversified Financial — 2.8%
State Street Navigator Securities Lending Prime Portfolio (c)	5,655,474	5,655,474

TOTAL MUTUAL FUNDS (Cost $5,655,474)		5,655,474

TOTAL LONG-TERM INVESTMENTS (Cost $165,956,224)		205,667,265

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/14, 0.010%, due 10/01/14 (d)	$2,328,496	$2,328,496

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/14	10,105	10,105

TOTAL SHORT-TERM INVESTMENTS (Cost $2,338,601)		2,338,601

TOTAL INVESTMENTS — 103.6% (Cost $168,294,825) (e)		208,005,866

Other Assets/(Liabilities) — (3.6)%		(7,265,712)

NET ASSETS — 100.0%		$200,740,154

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2014, was $5,536,279 or 2.76% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $2,328,496. Collateralized by U.S. Government Agency obligations with rates ranging from 3.246% – 3.500%, maturity dates ranging from 2/15/41 – 5/01/41, and an aggregate market value, including accrued interest, of $2,378,452.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.6%
Basic Materials — 2.8%
Chemicals — 2.7%
Albemarle Corp.	2,000	$117,800
Cabot Corp.	10,000	507,700
Celanese Corp. Series A	12,490	730,915
Cytec Industries, Inc.	300	14,187
The Dow Chemical Co.	8,000	419,520
Eastman Chemical Co.	6,196	501,195
Ecolab, Inc.	3,638	417,752
Huntsman Corp.	6,200	161,138
International Flavors & Fragrances, Inc.	2,500	239,700
LyondellBasell Industries NV Class A	34,670	3,767,242
Monsanto Co.	5,570	626,681
NewMarket Corp.	1,710	651,544
PPG Industries, Inc.	6,880	1,353,571
Praxair, Inc.	9,130	1,177,770
Rayonier Advanced Materials, Inc.	21	691
Rockwood Holdings, Inc.	800	61,160
The Sherwin-Williams Co.	800	175,192
Sigma-Aldrich Corp.	2,540	345,465
W.R. Grace & Co. (a)	1,800	163,692
Westlake Chemical Corp.	3,900	337,701

		11,770,616

Forest Products & Paper — 0.0%
International Paper Co.	3,200	152,768
Rayonier, Inc.	65	2,024

		154,792

Mining — 0.1%
Compass Minerals International, Inc.	2,600	219,128
Southern Copper Corp.	4,202	124,589

		343,717

		12,269,125

Communications — 17.3%
Advertising — 0.3%
Clear Channel Outdoor Holdings, Inc. Class A	14,900	100,426
The Interpublic Group of Companies, Inc.	18,000	329,760
Lamar Advertising Co. Class A	2,000	98,500
Omnicom Group, Inc.	12,000	826,320

		1,355,006

Internet — 6.9%
Amazon.com, Inc. (a)	8,981	2,895,834
CDW Corp.	20,700	642,735
eBay, Inc. (a)	40,030	2,266,899

	Number of Shares	Value
Expedia, Inc.	15,300	$1,340,586
F5 Networks, Inc. (a)	7,470	886,988
Facebook, Inc. Class A (a)	51,600	4,078,464
Google, Inc. Class A (a)	9,199	5,412,783
Google, Inc. Class C (a)	11,660	6,732,018
Groupon, Inc. (a)	45,400	303,272
HomeAway, Inc. (a)	1,100	39,050
IAC/InterActiveCorp	7,100	467,890
Liberty Interactive Corp. Class A (a)	1,900	54,188
Liberty Ventures Series A (a)	6,200	235,352
Netflix, Inc. (a)	1,541	695,268
The Priceline Group, Inc. (a)	2,275	2,635,769
TripAdvisor, Inc. (a)	3,800	347,396
VeriSign, Inc. (a)	21,540	1,187,285
Yelp, Inc. (a)	1,400	95,550

		30,317,327

Media — 4.9%
Cablevision Systems Corp. Class A	62,500	1,094,375
CBS Corp. Class B	6,600	353,100
Comcast Corp. Class A	120,400	6,475,112
DIRECTV (a)	30,800	2,664,816
Discovery Communications, Inc. Series A (a)	600	22,680
Discovery Communications, Inc. Series C (a)	600	22,368
DISH Network Corp. Class A (a)	4,100	264,778
FactSet Research Systems, Inc.	50	6,077
The McGraw Hill Financial, Inc.	6,070	512,611
Nielsen NV	8,900	394,537
Pandora Media, Inc. (a)	4,700	113,552
Scripps Networks Interactive Class A	4,600	359,214
Starz Class A (a)	19,200	635,136
Time Warner Cable, Inc.	8,460	1,213,925
Twenty-First Century Fox Class A	3,000	102,870
Viacom, Inc. Class B	15,700	1,207,958
The Walt Disney Co.	68,900	6,134,167

		21,577,276

Telecommunications — 5.2%
ARRIS Group, Inc. (a)	36,300	1,029,287
CenturyLink, Inc.	4,100	167,649
CommScope Holding Co., Inc. (a)	10,600	253,446
Corning, Inc.	41,700	806,478
Crown Castle International Corp.	5,600	450,968
EchoStar Corp. Class A (a)	18,600	906,936
Harris Corp.	5,270	349,928
Juniper Networks, Inc.	29,500	653,425
Level 3 Communications, Inc. (a)	2,900	132,617
Motorola Solutions, Inc.	1,600	101,248
Palo Alto Networks, Inc. (a)	1,700	166,770
QUALCOMM, Inc.	100,490	7,513,637

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
SBA Communications Corp. Class A (a)	3,740	$414,766
tw telecom, Inc. (a)	200	8,322
Verizon Communications, Inc.	194,700	9,733,053
Windstream Corp.	16,770	180,781

		22,869,311

		76,118,920

Consumer, Cyclical — 11.9%
Airlines — 1.5%
Alaska Air Group, Inc.	34,000	1,480,360
American Airlines Group, Inc.	24,100	855,068
Copa Holdings SA Class A	6,420	688,802
Delta Air Lines, Inc.	37,300	1,348,395
Southwest Airlines Co.	47,800	1,614,206
Spirit Airlines, Inc. (a)	6,100	421,754

		6,408,585

Apparel — 0.5%
Deckers Outdoor Corp. (a)	6,000	583,080
Nike, Inc. Class B	17,880	1,594,896
Ralph Lauren Corp.	150	24,710
VF Corp.	3,400	224,502

		2,427,188

Auto Manufacturers — 0.0%
Paccar, Inc.	3,600	204,750

Automotive & Parts — 0.6%
Allison Transmission Holdings, Inc.	12,300	350,427
BorgWarner, Inc.	9,080	477,699
The Goodyear Tire & Rubber Co.	37,800	853,713
Lear Corp.	9,200	794,972
WABCO Holdings, Inc. (a)	2,310	210,094

		2,686,905

Distribution & Wholesale — 0.0%
Fossil Group, Inc. (a)	810	76,059
Genuine Parts Co.	1,400	122,794

		198,853

Entertainment — 0.1%
Cinemark Holdings, Inc.	7,600	258,704
Regal Entertainment Group Class A	800	15,904
Six Flags Entertainment Corp.	1,200	41,268

		315,876

Home Builders — 0.1%
NVR, Inc. (a)	130	146,903
Thor Industries, Inc.	1,600	82,400

		229,303

Home Furnishing — 0.2%
Harman International Industries, Inc.	3,840	376,474
Tempur Sealy International, Inc. (a)	1,900	106,723
Whirlpool Corp.	3,950	575,317

		1,058,514

	Number of Shares	Value
Housewares — 0.1%
Newell Rubbermaid, Inc.	5,700	$196,137
The Toro Co.	3,180	188,351

		384,488

Leisure Time — 0.2%
Harley-Davidson, Inc.	8,200	477,240
Norwegian Cruise Line Holdings Ltd. (a)	200	7,204
Sabre Corp.	15,400	275,891

		760,335

Lodging — 0.9%
Hilton Worldwide Holdings, Inc. (a)	15,400	379,302
Hyatt Hotels Corp. Class A (a)	10,000	605,200
Las Vegas Sands Corp.	13,300	827,393
Marriott International, Inc. Class A	9,167	640,773
MGM Resorts International (a)	13,200	300,696
Starwood Hotels & Resorts Worldwide, Inc.	3,400	282,914
Wyndham Worldwide Corp.	10,400	845,104
Wynn Resorts Ltd.	1,410	263,783

		4,145,165

Retail — 7.6%
Abercrombie & Fitch Co. Class A	24,600	893,964
Advance Auto Parts, Inc.	800	104,240
AutoZone, Inc. (a)	1,378	702,312
Bed Bath & Beyond, Inc. (a)	7,300	480,559
Best Buy Co., Inc.	9,500	319,105
Big Lots, Inc.	10,300	443,415
Brinker International, Inc.	2,900	147,291
CarMax, Inc. (a)	3,300	153,285
Chico’s FAS, Inc.	5,500	81,235
Chipotle Mexican Grill, Inc. (a)	1,343	895,230
Coach, Inc.	12,909	459,690
Costco Wholesale Corp.	9,830	1,231,896
CST Brands, Inc.	3,400	122,230
CVS Health Corp.	8,800	700,392
Dick’s Sporting Goods, Inc.	400	17,552
Dillard’s, Inc. Class A	10,644	1,159,983
Dollar General Corp. (a)	5,700	348,327
Dollar Tree, Inc. (a)	6,420	359,969
Domino’s Pizza, Inc.	1,800	138,528
Dunkin’ Brands Group, Inc.	3,700	165,834
Family Dollar Stores, Inc.	30	2,317
Foot Locker, Inc.	16,200	901,530
The Gap, Inc.	7,200	300,168
GNC Holdings, Inc. Class A	3,600	139,464
Hanesbrands, Inc.	5,800	623,152
The Home Depot, Inc.	64,200	5,889,708
Kohl’s Corp.	16,100	982,583
L Brands, Inc.	300	20,094
Lowe’s Cos., Inc.	47,600	2,518,992

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Macy’s, Inc.	17,600	$1,023,968
McDonald’s Corp.	23,470	2,225,191
Michael Kors Holdings Ltd. (a)	7,600	542,564
MSC Industrial Direct Co., Inc. Class A	200	17,092
Nordstrom, Inc.	7,200	492,264
Nu Skin Enterprises, Inc. Class A	30	1,351
O’Reilly Automotive, Inc. (a)	5,580	839,009
Panera Bread Co. Class A (a)	120	19,526
PetSmart, Inc.	1,200	84,108
Rite Aid Corp. (a)	29,600	143,264
Ross Stores, Inc.	11,180	844,984
Sally Beauty Holdings, Inc. (a)	2,100	57,477
Starbucks Corp.	28,200	2,127,972
Target Corp.	1,600	100,288
Tiffany & Co.	2,000	192,620
The TJX Cos., Inc.	25,820	1,527,769
Urban Outfitters, Inc. (a)	2,900	106,430
Wal-Mart Stores, Inc.	1,240	94,823
Walgreen Co.	27,900	1,653,633
Williams-Sonoma, Inc.	1,000	66,570
World Fuel Services Corp.	3,300	131,736
Yum! Brands, Inc.	9,740	701,085

		33,296,769

Textiles — 0.1%
Cintas Corp.	3,400	240,006

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	70	3,850

		52,360,587

Consumer, Non-cyclical — 25.9%
Agriculture — 2.0%
Altria Group, Inc.	57,870	2,658,548
Archer-Daniels-Midland Co.	15,200	776,720
Lorillard, Inc.	11,790	706,339
Philip Morris International, Inc.	48,970	4,084,098
Reynolds American, Inc.	7,100	418,900

		8,644,605

Beverages — 3.8%
Brown-Forman Corp. Class B	1,987	179,267
The Coca-Cola Co.	149,360	6,371,698
Coca-Cola Enterprises, Inc.	7,900	350,444
Constellation Brands, Inc. Class A (a)	10,900	950,044
Dr. Pepper Snapple Group, Inc.	12,000	771,720
Keurig Green Mountain, Inc.	6,820	887,487
Monster Beverage Corp. (a)	7,700	705,859
PepsiCo, Inc.	69,223	6,443,969

		16,660,488

Biotechnology — 3.2%
Alexion Pharmaceuticals, Inc. (a)	770	127,681
Alkermes PLC (a)	2,500	107,175

	Number of Shares	Value
Amgen, Inc.	51,750	$7,268,805
Biogen Idec, Inc. (a)	10,470	3,463,581
Celgene Corp. (a)	9,980	945,905
Charles River Laboratories International, Inc. (a)	2,800	167,272
Illumina, Inc. (a)	4,930	808,126
Intercept Pharmaceuticals, Inc. (a)	90	21,302
Myriad Genetics, Inc. (a)	21,858	843,063
Regeneron Pharmaceuticals, Inc. (a)	270	97,340
Seattle Genetics, Inc. (a)	4,200	156,156
Vertex Pharmaceuticals, Inc. (a)	2,100	235,851

		14,242,257

Commercial Services — 3.5%
Aaron’s, Inc.	2,750	66,880
Aramark	5,700	149,910
Automatic Data Processing, Inc.	9,980	829,139
Avis Budget Group, Inc. (a)	9,900	543,411
Booz Allen Hamilton Holding Corp.	53,000	1,240,200
Donnelley (R.R.) & Sons Co.	30,400	500,384
Equifax, Inc.	1,800	134,532
FleetCor Technologies, Inc. (a)	5,770	820,032
Gartner, Inc. (a)	3,900	286,533
Genpact Ltd. (a)	800	13,056
Global Payments, Inc.	6,050	422,774
H&R Block, Inc.	12,000	372,120
Hertz Global Holdings, Inc. (a)	12,600	319,914
Iron Mountain, Inc.	1,999	65,267
KAR Auction Services, Inc.	5,700	163,191
Live Nation Entertainment, Inc. (a)	1,800	43,236
MasterCard, Inc. Class A	2,260	167,059
McKesson Corp.	12,160	2,367,187
Moody’s Corp.	7,900	746,550
Paychex, Inc.	3,600	159,120
Quanta Services, Inc. (a)	2,100	76,209
Robert Half International, Inc.	4,100	200,900
Service Corp. International	5,000	105,700
Total System Services, Inc.	17,500	541,800
United Rentals, Inc. (a)	8,670	963,237
Vantiv, Inc. Class A (a)	3,200	98,880
Visa, Inc. Class A	12,070	2,575,376
Western Union Co.	87,320	1,400,613

		15,373,210

Cosmetics & Personal Care — 0.7%
Avon Products, Inc.	19,200	241,920
Colgate-Palmolive Co.	22,480	1,466,146
Coty, Inc.	29,000	479,950
The Estee Lauder Cos., Inc. Class A	8,860	662,019
The Procter & Gamble Co.	5,100	427,074

		3,277,109

Foods — 1.9%
Burger King Worldwide, Inc.	23,200	688,112
Campbell Soup Co.	1,200	51,276

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Flowers Foods, Inc.	1,500	$27,540
General Mills, Inc.	23,660	1,193,647
The Hershey Co.	4,400	419,892
Hormel Foods Corp.	1,900	97,641
Ingredion, Inc.	7,200	545,688
Kellogg Co.	9,240	569,184
Kraft Foods Group, Inc.	29,366	1,656,242
The Kroger Co.	15,860	824,720
McCormick & Co., Inc.	2,400	160,560
Pilgrim’s Pride Corp. (a)	40,600	1,240,736
Sysco Corp.	1,200	45,540
The Hain Celestial Group, Inc. (a)	2,000	204,700
Tyson Foods, Inc. Class A	5,900	232,283
WhiteWave Foods Co. Class A (a)	8,423	306,008
Whole Foods Market, Inc.	600	22,866

		8,286,635

Health Care – Products — 2.4%
Baxter International, Inc.	21,620	1,551,667
Becton, Dickinson & Co.	7,810	888,856
Boston Scientific Corp. (a)	45,300	534,993
C.R. Bard, Inc.	4,290	612,226
The Cooper Cos., Inc.	1,380	214,935
Edwards Lifesciences Corp. (a)	5,220	533,223
Henry Schein, Inc. (a)	2,590	301,657
Hill-Rom Holdings, Inc.	3,600	149,148
Hologic, Inc. (a)	36,100	878,313
IDEXX Laboratories, Inc. (a)	800	94,264
Intuitive Surgical, Inc. (a)	1,446	667,792
Johnson & Johnson	20,950	2,233,061
ResMed, Inc.	5,900	290,693
St. Jude Medical, Inc.	8,140	489,458
Stryker Corp.	9,000	726,750
Techne Corp.	840	78,582
Varian Medical Systems, Inc. (a)	4,400	352,528
Zimmer Holdings, Inc.	400	40,220

		10,638,366

Health Care – Services — 1.0%
Aetna, Inc.	8,800	712,800
Catamaran Corp. (a)	3,960	166,914
Centene Corp. (a)	2,200	181,962
Cigna Corp.	7,200	652,968
Covance, Inc. (a)	2,000	157,400
DaVita HealthCare Partners, Inc. (a)	1,660	121,412
HCA Holdings, Inc. (a)	14,800	1,043,696
Laboratory Corporation of America Holdings (a)	1,140	115,995
MEDNAX, Inc. (a)	3,200	175,424
Tenet Healthcare Corp. (a)	2,500	148,475
Thermo Fisher Scientific, Inc.	6,090	741,153
Universal Health Services, Inc. Class B	2,800	292,600

		4,510,799

	Number of Shares	Value
Household Products — 0.8%
Avery Dennison Corp.	16,400	$732,260
Church & Dwight Co., Inc.	5,560	390,090
The Clorox Co.	2,080	199,763
Jarden Corp. (a)	3,650	219,401
Kimberly-Clark Corp.	14,000	1,505,980
The Scotts Miracle-Gro Co. Class A	2,400	132,000
Tupperware Brands Corp.	3,200	220,928

		3,400,422

Pharmaceuticals — 6.6%
AbbVie, Inc.	67,100	3,875,696
Actavis PLC (a)	5,816	1,403,284
Align Technology, Inc. (a)	2,000	103,360
Allergan, Inc.	15,110	2,692,451
Alnylam Pharmaceuticals, Inc. (a)	1,000	78,100
AmerisourceBergen Corp.	3,400	262,820
BioMarin Pharmaceutical, Inc. (a)	400	28,864
Bristol-Myers Squibb Co.	21,100	1,079,898
Cardinal Health, Inc.	9,900	741,708
Cubist Pharmaceuticals, Inc. (a)	2,000	132,680
DENTSPLY International, Inc.	1,950	88,920
Endo International PLC (a)	7,300	498,882
Express Scripts Holding Co. (a)	40,780	2,880,291
Gilead Sciences, Inc. (a)	87,890	9,355,890
Herbalife Ltd.	13,480	589,750
Jazz Pharmaceuticals Plc (a)	6,030	968,177
Mallinckrodt PLC (a)	4,988	449,668
Mead Johnson Nutrition Co.	8,100	779,382
Merck & Co., Inc.	19,400	1,150,032
Mylan, Inc. (a)	14,400	655,056
Perrigo Co. PLC	350	52,567
Pharmacyclics, Inc. (a)	1,420	166,751
Sirona Dental Systems, Inc. (a)	200	15,336
United Therapeutics Corp. (a)	5,910	760,322
Zoetis, Inc.	1,600	59,120

		28,869,005

		113,902,896

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	11,100	264,624
Liberty TripAdvisor Holdings, Inc. (a)	6,200	210,180

		474,804

Energy — 5.8%
Oil & Gas — 3.4%
Anadarko Petroleum Corp.	3,000	304,320
Athlon Energy, Inc. (a)	2,200	128,106
Chesapeake Energy Corp.	18,200	418,418
Cobalt International Energy, Inc. (a)	11,000	149,600
Concho Resources, Inc. (a)	1,870	234,479
Continental Resources, Inc. (a)	40	2,659

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CVR Energy, Inc.	300	$13,419
EOG Resources, Inc.	25,690	2,543,824
EQT Corp.	4,940	452,208
Helmerich & Payne, Inc.	4,320	422,799
Kosmos Energy Ltd. (a)	18,700	186,252
Marathon Petroleum Corp.	11,700	990,639
Murphy USA, Inc. (a)	14,800	785,288
Nabors Industries Ltd.	26,800	609,968
Noble Energy, Inc.	40	2,734
Patterson-UTI Energy, Inc.	38,100	1,239,393
PBF Energy, Inc. Class A	19,000	456,000
Phillips 66	16,900	1,374,139
Rice Energy, Inc. (a)	18,700	497,420
Seadrill Ltd.	18,500	495,060
SM Energy Co.	4,900	382,200
Southwestern Energy Co. (a)	8,300	290,085
Tesoro Corp.	20,400	1,243,992
Valero Energy Corp.	21,300	985,551
Whiting Petroleum Corp. (a)	7,500	581,625

		14,790,178

Oil & Gas Services — 2.4%
Baker Hughes, Inc.	2,600	169,156
Cameron International Corp. (a)	2,280	151,347
Dresser-Rand Group, Inc. (a)	70	5,758
FMC Technologies, Inc. (a)	5,300	287,843
Halliburton Co.	39,000	2,515,890
HollyFrontier Corp.	15,800	690,144
National Oilwell Varco, Inc.	15,900	1,209,990
RPC, Inc.	3,750	82,350
Schlumberger Ltd.	46,470	4,725,534
Superior Energy Services, Inc.	16,400	539,068
Targa Resources Corp.	2,000	272,340

		10,649,420

Pipelines — 0.0%
Kinder Morgan, Inc.	54	2,070
ONEOK, Inc.	2,900	190,095

		192,165

		25,631,763

Financial — 5.0%
Banks — 0.1%
Signature Bank (a)	2,090	234,205

Diversified Financial — 2.6%
Affiliated Managers Group, Inc. (a)	2,870	575,033
Air Lease Corp.	22,800	741,000
Ally Financial, Inc. (a)	11,100	256,854
American Express Co.	41,800	3,659,172
Ameriprise Financial, Inc.	6,990	862,426
Artisan Partners Asset Management, Inc.	200	10,410
BlackRock, Inc.	3,070	1,007,942

	Number of Shares	Value
The Charles Schwab Corp.	8,100	$238,059
Eaton Vance Corp.	3,500	132,055
Federated Investors, Inc. Class B	80	2,349
Franklin Resources, Inc.	12,990	709,384
Invesco Ltd.	8,900	351,372
Lazard Ltd. Class A	8,800	446,160
Legg Mason, Inc.	6,300	322,308
LPL Financial Holdings, Inc.	2,200	101,310
Ocwen Financial Corp. (a)	2,200	57,596
Santander Consumer USA Holdings, Inc.	23,000	409,630
T. Rowe Price Group, Inc.	11,600	909,440
TD Ameritrade Holding Corp.	8,100	270,297
Waddell & Reed Financial, Inc. Class A	3,600	186,084

		11,248,881

Insurance — 0.9%
American Financial Group, Inc.	12,200	706,258
Aon PLC	14,900	1,306,283
Arthur J. Gallagher & Co.	3,200	145,152
Erie Indemnity Co. Class A	90	6,823
Marsh & McLennan Cos., Inc.	14,200	743,228
Reinsurance Group of America, Inc. Class A	13,700	1,097,781

		4,005,525

Real Estate — 0.3%
CBRE Group, Inc. (a)	5,500	163,570
Jones Lang LaSalle, Inc.	9,190	1,161,065

		1,324,635

Real Estate Investment Trusts (REITS) — 1.1%
American Tower Corp.	19,115	1,789,737
Boston Properties, Inc.	1,000	115,760
Equity Lifestyle Properties, Inc.	2,800	118,608
Extra Space Storage, Inc.	6,200	319,734
OMEGA Healthcare Investors, Inc.	3,800	129,922
Public Storage	1,780	295,195
Simon Property Group, Inc.	7,849	1,290,533
Tanger Factory Outlet Centers, Inc.	500	16,360
Taubman Centers, Inc.	8,700	635,100
Ventas, Inc.	2,500	154,875
Weyerhaeuser Co.	1,500	47,790
Zillow, Inc. Class A (a)	1,350	156,587

		5,070,201

		21,883,447

Industrial — 10.0%
Aerospace & Defense — 2.0%
The Boeing Co.	34,190	4,355,122
Lockheed Martin Corp.	17,410	3,182,200
Rockwell Collins, Inc.	1,400	109,900
Spirit AeroSystems Holdings, Inc. Class A (a)	15,600	593,736

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TransDigm Group, Inc.	250	$46,082
United Technologies Corp.	3,450	364,320

		8,651,360

Building Materials — 0.2%
Lennox International, Inc.	10	769
Martin Marietta Materials, Inc.	3,430	442,264
Masco Corp.	8,600	205,712

		648,745

Electrical Components & Equipment — 0.4%
AMETEK, Inc.	8,575	430,551
Emerson Electric Co.	16,710	1,045,712
Hubbell, Inc. Class B	900	108,477

		1,584,740

Electronics — 0.7%
Agilent Technologies, Inc.	6,420	365,812
Allegion PLC	2,600	123,864
Amphenol Corp. Class A	5,000	499,300
Avnet, Inc.	15,500	643,250
FLIR Systems, Inc.	3,400	106,556
Gentex Corp.	29,960	802,029
Mettler-Toledo International, Inc. (a)	900	230,517
Trimble Navigation Ltd. (a)	4,620	140,910
Waters Corp. (a)	3,140	311,237

		3,223,475

Engineering & Construction — 0.2%
Chicago Bridge & Iron Co. NV	9,000	520,650
Fluor Corp.	5,600	374,024
Foster Wheeler AG	3,900	123,318

		1,017,992

Environmental Controls — 0.1%
Clean Harbors, Inc. (a)	700	37,744
Stericycle, Inc. (a)	1,620	188,827
Waste Connections, Inc.	3,400	164,968
Waste Management, Inc.	1,200	57,036

		448,575

Hand & Machine Tools — 0.0%
Lincoln Electric Holdings, Inc.	1,200	82,962
Snap-on, Inc.	300	36,324

		119,286

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	8,880	879,386
Ingersoll-Rand PLC	10,600	597,416

		1,476,802

Machinery – Diversified — 0.8%
Cummins, Inc.	7,770	1,025,485
Deere & Co.	2,800	229,572
Flowserve Corp.	90	6,347
IDEX Corp.	7,150	517,445
Nordson Corp.	2,200	167,354

	Number of Shares	Value
Rockwell Automation, Inc.	5,300	$582,364
Roper Industries, Inc.	4,070	595,400
Xylem, Inc.	6,500	230,685
Zebra Technologies Corp. Class A (a)	4,350	308,720

		3,663,372

Manufacturing — 2.6%
3M Co.	27,740	3,930,203
A.O. Smith Corp.	5,100	241,128
Acuity Brands, Inc.	1,160	136,544
AptarGroup, Inc.	1,500	91,050
Colfax Corp. (a)	2,900	165,213
Crane Co.	700	44,247
Danaher Corp.	5,720	434,606
Dover Corp.	5,000	401,650
Honeywell International, Inc.	15,760	1,467,571
Illinois Tool Works, Inc.	20,100	1,696,842
ITT Corp.	14,000	629,160
Pall Corp.	4,700	393,390
Parker Hannifin Corp.	4,460	509,109
Trinity Industries, Inc.	10,600	495,232
Tyco International Ltd.	17,900	797,803

		11,433,748

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	880	208,454
Valmont Industries, Inc.	3,560	480,351

		688,805

Packaging & Containers — 0.3%
Ball Corp.	13,100	828,837
Crown Holdings, Inc. (a)	7,200	320,544
Owens-Illinois, Inc. (a)	8,700	226,635
Packaging Corporation of America	200	12,764
Silgan Holdings, Inc.	2,500	117,500

		1,506,280

Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc.	10,800	1,125,468

Transportation — 1.7%
American ExpressNorfolk Southern Corp.	2,480	276,768
C.H. Robinson Worldwide, Inc.	4,400	291,808
Expeditors International of Washington, Inc.	2,700	109,566
FedEx Corp.	4,660	752,357
Kirby Corp. (a)	2,400	282,840
Landstar System, Inc.	1,660	119,835
Old Dominion Freight Line, Inc. (a)	3,300	233,112
Union Pacific Corp.	33,680	3,651,586
United Continental Holdings, Inc. (a)	19,055	891,583
United Parcel Service, Inc. Class B	9,650	948,499

		7,557,954

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Trucking & Leasing — 0.2%
AMERCO	3,260	$853,761

		44,000,363

Technology — 20.7%
Computers — 9.6%
Accenture PLC Class A	14,400	1,171,008
Apple, Inc.	247,283	24,913,762
Cadence Design Systems, Inc. (a)	9,100	156,611
Cognizant Technology Solutions Corp. Class A (a)	27,100	1,213,267
Computer Sciences Corp.	12,100	739,915
Diebold, Inc.	21,500	759,380
DST Systems, Inc.	6,920	580,726
EMC Corp.	15,080	441,241
IHS, Inc. Class A (a)	2,910	364,303
International Business Machines Corp.	50,280	9,544,652
Jack Henry & Associates, Inc.	3,600	200,376
NCR Corp. (a)	60	2,005
NetApp, Inc.	13,760	591,130
Riverbed Technology, Inc. (a)	22,900	424,681
SanDisk Corp.	7,750	759,112
Teradata Corp. (a)	11,100	465,312

		42,327,481

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	46,700	1,167,033

Semiconductors — 3.0%
Altera Corp.	11,500	411,470
Analog Devices, Inc.	3,880	192,021
Applied Materials, Inc.	13,200	285,252
Atmel Corp. (a)	12,700	102,616
Avago Technologies Ltd.	10,400	904,800
Freescale Semiconductor Ltd. (a)	600	11,718
Intel Corp.	16,700	581,494
KLA-Tencor Corp.	4,800	378,144
Lam Research Corp.	1,700	126,990
Linear Technology Corp.	16,020	711,128
Maxim Integrated Products, Inc.	11,000	332,640
Microchip Technology, Inc.	13,000	613,990
Micron Technology, Inc. (a)	51,800	1,774,668
NVIDIA Corp.	66,900	1,234,305
ON Semiconductor Corp. (a)	17,600	157,344
Skyworks Solutions, Inc.	14,600	847,530
SunEdison, Inc. (a)	30,800	581,504
Teradyne, Inc.	49,300	955,927
Texas Instruments, Inc.	53,950	2,572,875
Xilinx, Inc.	11,210	474,744

		13,251,160

Software — 7.8%
Activision Blizzard, Inc.	38,200	794,178

	Number of Shares	Value
Adobe Systems, Inc. (a)	9,850	$681,521
ANSYS, Inc. (a)	2,400	181,608
Athenahealth, Inc. (a)	1,010	133,007
Autodesk, Inc. (a)	7,850	432,535
Broadridge Financial Solutions, Inc.	14,160	589,481
Cerner Corp. (a)	3,200	190,624
Citrix Systems, Inc. (a)	8,100	577,854
The Dun & Bradstreet Corp.	2,540	298,374
Electronic Arts, Inc. (a)	31,100	1,107,471
Fidelity National Information Services, Inc.	1,300	73,190
Fiserv, Inc. (a)	9,900	639,886
Intuit, Inc.	12,260	1,074,589
Microsoft Corp.	293,160	13,590,898
MSCI, Inc. (a)	1,000	47,020
Oracle Corp.	203,000	7,770,840
PTC, Inc. (a)	24,200	892,980
Red Hat, Inc. (a)	4,700	263,905
Salesforce.com, Inc. (a)	16,440	945,793
SEI Investments Co.	11,200	404,992
Servicenow, Inc. (a)	2,600	152,828
Solarwinds, Inc. (a)	21,600	908,280
Solera Holdings, Inc.	10,000	563,600
Splunk, Inc. (a)	800	44,288
Veeva Systems, Inc. Class A (a)	11,000	309,870
VeriFone Systems, Inc. (a)	25,900	890,442
VMware, Inc. Class A (a)	3,980	373,483
Workday, Inc. Class A (a)	3,700	305,250

		34,238,787

		90,984,461

Utilities — 0.1%
Electric — 0.1%
Calpine Corp. (a)	11,600	251,720
ITC Holdings Corp.	2,500	89,075

		340,795

TOTAL COMMON STOCK (Cost $405,109,800)		437,967,161

TOTAL EQUITIES (Cost $405,109,800)		437,967,161

TOTAL LONG-TERM INVESTMENTS (Cost $405,109,800)		437,967,161

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.3%
Repurchase Agreement — 0.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/14, 0.010%, due 10/01/14 (b)	$1,202,105	$1,202,105

Time Deposits — 0.0%
Euro Time Deposit 0.010% 10/01/14	2,662	2,662

TOTAL SHORT-TERM INVESTMENTS (Cost $1,204,767)		1,204,767

TOTAL INVESTMENTS — 99.9% (Cost $406,314,567) (c)		439,171,928

Other Assets/(Liabilities) — 0.1%		501,047

NET ASSETS — 100.0%		$439,672,975

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $1,202,105. Collateralized by U.S. Government Agency obligations with a rate of 3.246%, maturity dates of 5/01/41, and an aggregate market value, including accrued interest, of $1,226,953.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 99.7%

COMMON STOCK — 99.7%
Basic Materials — 7.5%
Chemicals — 3.6%
A. Schulman, Inc.	38,361	$1,387,133
Cytec Industries, Inc.	28,984	1,370,653
Intrepid Potash, Inc. (a) (b)	96,710	1,494,170
Tronox Ltd. Class A	72,050	1,876,902

		6,128,858

Forest Products & Paper — 1.6%
P.H. Glatfelter Co.	125,689	2,758,874

Mining — 2.3%
Century Aluminum Co. (a)	56,290	1,461,851
Kaiser Aluminum Corp.	33,860	2,580,810

		4,042,661

		12,930,393

Communications — 2.7%
Internet — 1.1%
Web.com Group, Inc. (a)	96,140	1,918,955

Telecommunications — 1.6%
Finisar Corp. (a) (b)	75,827	1,261,003
Mastec, Inc. (a)	47,160	1,444,039

		2,705,042

		4,623,997

Consumer, Cyclical — 11.5%
Airlines — 1.0%
Spirit Airlines, Inc. (a)	25,880	1,789,343

Auto Manufacturers — 0.5%
Wabash National Corp. (a)	69,590	926,939

Automotive & Parts — 2.4%
Dana Holding Corp.	177,545	3,403,538
Titan International, Inc. (b)	54,330	642,180

		4,045,718

Entertainment — 0.5%
International Speedway Corp. Class A	28,950	915,978

Home Builders — 0.9%
KB Home	102,090	1,525,225

Retail — 6.2%
Brinker International, Inc.	46,480	2,360,719
Dunkin’ Brands Group, Inc.	18,074	810,077
Mattress Firm Holding Corp. (a) (b)	38,300	2,300,298
Popeyes Louisiana Kitchen, Inc. (a)	41,770	1,691,685
Signet Jewelers Ltd.	9,260	1,054,807
Texas Roadhouse, Inc.	90,230	2,512,003

		10,729,589

		19,932,792

	Number of Shares	Value
Consumer, Non-cyclical — 26.0%
Biotechnology — 2.2%
Celldex Therapeutics, Inc. (a) (b)	38,850	$503,496
Integra LifeSciences Holdings (a)	33,830	1,679,321
MorphoSys AG (a)	9,361	918,097
Ultragenyx Pharmaceutical, Inc. (a)	11,840	670,144

		3,771,058

Commercial Services — 12.0%
ABM Industries, Inc.	56,790	1,458,935
Booz Allen Hamilton Holding Corp.	71,600	1,675,440
HMS Holdings Corp. (a) (b)	83,892	1,581,364
KAR Auction Services, Inc.	119,090	3,409,547
Korn/Ferry International (a)	141,533	3,524,172
LifeLock, Inc. (a) (b)	169,760	2,425,871
Monro Muffler Brake, Inc. (b)	26,002	1,261,877
On Assignment, Inc. (a)	33,460	898,401
Paylocity Holding Corp. (a) (b)	41,600	817,440
Robert Half International, Inc.	30,271	1,483,279
Team Health Holdings, Inc. (a)	38,560	2,236,094

		20,772,420

Foods — 1.2%
Flowers Foods, Inc.	36,050	661,878
Pinnacle Foods, Inc.	44,190	1,442,804

		2,104,682

Health Care – Products — 2.3%
Dexcom, Inc. (a)	31,890	1,275,281
Endologix, Inc. (a)	69,240	733,944
Spectranetics Corp. (a)	75,270	1,999,924

		4,009,149

Health Care – Services — 3.9%
Acadia Healthcare Co., Inc. (a)	34,210	1,659,185
HealthSouth Corp.	70,083	2,586,063
WellCare Health Plans, Inc. (a)	43,066	2,598,602

		6,843,850

Household Products — 3.1%
Acco Brands Corp. (a)	324,190	2,236,911
Prestige Brands Holdings, Inc. (a)	95,866	3,103,182

		5,340,093

Pharmaceuticals — 1.3%
AcelRx Pharmaceuticals, Inc. (a) (b)	66,310	364,042
Aratana Therapeutics, Inc. (a)	51,390	515,955
Keryx Biopharmaceuticals, Inc. (a) (b)	95,320	1,310,650

		2,190,647

		45,031,899

Energy — 5.3%
Energy – Alternate Sources — 1.0%
Renewable Energy Group, Inc. (a)	162,999	1,654,440

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas — 2.8%
Valero Energy Partners LP	29,030	$1,295,609
Western Refining, Inc.	84,330	3,541,016

		4,836,625

Pipelines — 1.5%
Cone Midstream Partners LP (a)	94,520	2,656,012

		9,147,077

Financial — 22.6%
Banks — 6.0%
BancorpSouth, Inc.	117,930	2,375,110
FirstMerit Corp.	123,339	2,170,767
MB Financial, Inc.	86,550	2,395,704
Talmer Bancorp, Inc.	71,740	992,164
Webster Financial Corp.	82,450	2,402,593

		10,336,338

Diversified Financial — 0.5%
Investment Technology Group, Inc. (a)	53,960	850,410

Insurance — 1.0%
AmTrust Financial Services, Inc. (b)	22,868	910,604
Endurance Specialty Holdings Ltd.	16,220	895,019

		1,805,623

Real Estate Investment Trusts (REITS) — 10.3%
Apollo Commercial Real Estate Finance, Inc.	143,532	2,254,888
Chatham Lodging Trust	114,285	2,637,698
DuPont Fabros Technology, Inc.	65,030	1,758,411
LaSalle Hotel Properties	128,306	4,393,197
Mid-America Apartment Communities, Inc.	17,771	1,166,666
Redwood Trust, Inc.	103,900	1,722,662
STAG Industrial, Inc.	145,870	3,020,968
Starwood Property Trust, Inc.	43,136	947,267

		17,901,757

Savings & Loans — 4.8%
BankUnited, Inc.	86,148	2,626,652
First Niagara Financial Group, Inc.	327,490	2,727,992
Flagstar Bancorp, Inc. (a)	92,149	1,550,868
Oritani Financial Corp.	96,638	1,361,629

		8,267,141

		39,161,269

Industrial — 10.6%
Aerospace & Defense — 1.6%
AAR Corp.	38,099	920,091
Orbital Sciences Corp. (a)	65,440	1,819,232

		2,739,323

Building Materials — 1.3%
Boise Cascade Co. (a)	74,990	2,260,198

Electrical Components & Equipment — 1.4%
Generac Holdings, Inc. (a) (b)	20,220	819,719

	Number of Shares	Value
Greatbatch, Inc. (a)	36,912	$1,572,820

		2,392,539

Electronics — 0.2%
Fluidigm Corp. (a)	16,700	409,150

Engineering & Construction — 1.0%
AECOM Technology Corp. (a)	50,246	1,695,802

Environmental Controls — 1.0%
Waste Connections, Inc.	33,984	1,648,904

Manufacturing — 0.7%
Matthews International Corp. Class A	27,430	1,203,903

Packaging & Containers — 0.4%
Packaging Corporation of America	12,029	767,691

Transportation — 3.0%
Saia, Inc. (a)	42,463	2,104,466
Swift Transportation Co. (a)	73,889	1,550,191
XPO Logistics, Inc. (a) (b)	41,920	1,579,127

		5,233,784

		18,351,294

Technology — 13.1%
Computers — 4.8%
CACI International, Inc. Class A (a)	15,790	1,125,353
FleetMatics Group PLC (a) (b)	44,240	1,349,320
Fortinet, Inc. (a)	103,987	2,627,231
j2 Global, Inc. (b)	35,936	1,773,801
Spansion, Inc. Class A (a)	66,820	1,522,828

		8,398,533

Semiconductors — 3.0%
Cavium, Inc. (a)	52,390	2,605,355
Semtech Corp. (a)	94,149	2,556,145

		5,161,500

Software — 5.3%
Cornerstone OnDemand, Inc. (a)	25,230	868,164
Guidewire Software, Inc. (a)	67,850	3,008,469
Imperva, Inc. (a)	62,120	1,784,708
Proofpoint, Inc. (a)	63,670	2,364,704
SYNNEX Corp. (a)	16,570	1,070,919

		9,096,964

		22,656,997

Utilities — 0.4%
Water — 0.4%
Aqua America, Inc.	24,943	586,908

TOTAL COMMON STOCK (Cost $158,139,127)		172,422,626

TOTAL EQUITIES (Cost $158,139,127)		172,422,626

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 9.5%
Diversified Financial — 9.5%
State Street Navigator Securities Lending Prime Portfolio (c)	16,483,734	$16,483,734

TOTAL MUTUAL FUNDS (Cost $16,483,734)		16,483,734

TOTAL LONG-TERM INVESTMENTS (Cost $174,622,861)		188,906,360

TOTAL INVESTMENTS — 109.2% (Cost $174,622,861) (d)		188,906,360

Other Assets/(Liabilities) — (9.2)%		(15,885,975)

NET ASSETS — 100.0%		$173,020,385

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2014, was $16,036,343 or 9.27% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 98.7%

COMMON STOCK — 96.9%
Basic Materials — 1.6%
Chemicals — 1.0%
Linde AG	21,403	$4,112,814

Iron & Steel — 0.4%
Vale SA (a)	137,170	1,510,242

Mining — 0.2%
Alrosa AO	1,155,115	1,037,809

		6,660,865

Communications — 16.5%
Internet — 7.1%
Alibaba Group Holding Ltd. (b)	7,700	684,145
eBay, Inc. (b)	157,560	8,922,623
Facebook, Inc. Class A (b)	78,860	6,233,094
Google, Inc. Class A (b)	10,150	5,972,362
Google, Inc. Class C (b)	10,150	5,860,204
JD.com, Inc. (a) (b)	47,176	1,218,084

		28,890,512

Media — 5.2%
The McGraw Hill Financial, Inc.	109,120	9,215,184
The Walt Disney Co.	101,980	9,079,279
Zee Entertainment Enterprises Ltd.	546,717	2,770,578

		21,065,041

Telecommunications — 4.2%
KDDI Corp.	105,846	6,369,155
Telefonaktiebolaget LM Ericsson Class B	827,510	10,445,052

		16,814,207

		66,769,760

Consumer, Cyclical — 6.7%
Apparel — 0.5%
Tod’s SpA (a)	23,763	2,350,799

Entertainment — 0.5%
Gtech SpA (a)	86,171	2,042,405

Retail — 5.6%
Inditex SA	229,960	6,335,084
Kering	32,450	6,530,594
McDonald’s Corp.	38,700	3,669,147
Tiffany & Co.	62,840	6,052,121

		22,586,946

Textiles — 0.1%
Brunello Cucinelli SpA (a)	11,259	233,301

		27,213,451

Consumer, Non-cyclical — 22.3%
Beverages — 1.4%
AMBEV SA	383,500	2,511,925

	Number of Shares	Value
Fomento Economico Mexicano SAB de CV, Series B Sponsored ADR (Mexico)	35,853	$3,300,269

		5,812,194

Biotechnology — 3.2%
Biogen Idec, Inc. (b)	10,400	3,440,424
Celldex Therapeutics, Inc. (a) (b)	162,120	2,101,075
Circassia Pharmaceuticals PLC (b)	349,200	1,720,782
Theravance Biopharma, Inc. (b)	22,214	512,033
Vertex Pharmaceuticals, Inc. (b)	45,020	5,056,196

		12,830,510

Cosmetics & Personal Care — 1.9%
Colgate-Palmolive Co.	114,460	7,465,081

Foods — 2.7%
Nestle SA	54,200	3,975,554
Unilever PLC	164,132	6,851,032

		10,826,586

Health Care – Products — 1.6%
St. Jude Medical, Inc.	38,600	2,321,018
Zimmer Holdings, Inc.	41,270	4,149,698

		6,470,716

Health Care – Services — 3.3%
Aetna, Inc.	81,960	6,638,760
WellPoint, Inc.	56,280	6,732,214

		13,370,974

Pharmaceuticals — 8.2%
Allergan, Inc.	25,720	4,583,047
Bayer AG	45,927	6,432,232
BioMarin Pharmaceutical, Inc. (b)	30,680	2,213,869
Clovis Oncology, Inc. (a) (b)	37,600	1,705,536
Gilead Sciences, Inc. (b)	52,700	5,609,915
Medivation, Inc. (b)	19,080	1,886,439
Roche Holding AG	17,010	5,036,696
Shire Ltd.	50,110	4,330,996
Theravance, Inc. (a)	90,240	1,542,202

		33,340,932

		90,116,993

Diversified — 1.7%
Holding Company – Diversified — 1.7%
LVMH Moet Hennessy Louis Vuitton SA	41,350	6,702,872

Energy — 2.5%
Oil & Gas — 1.1%
Gazprom OAO Sponsored ADR (Russia) (a)	19,960	139,321
Gazprom OAO Sponsored ADR (Russia)	147,040	1,030,064
Repsol YPF SA	130,867	3,097,073

		4,266,458

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 1.4%
Technip SA	69,610	$5,840,748

		10,107,206

Financial — 20.2%
Banks — 6.3%
Banco Bilbao Vizcaya Argentaria SA (b)	455,062	5,450,633
Deutsche Bank AG	99,388	3,486,105
ICICI Bank Ltd. Sponsored ADR (India)	119,620	5,873,342
Itau Unibanco Holding SA Sponsored ADR (Brazil)	260,085	3,609,980
Societe Generale SA	62,770	3,190,517
Sumitomo Mitsui Financial Group, Inc.	94,200	3,844,080

		25,454,657

Diversified Financial — 8.4%
BM&F BOVESPA SA	584,300	2,671,154
Citigroup, Inc.	153,280	7,942,970
Credit Suisse Group	188,910	5,207,777
Earthport PLC (b)	875,026	612,768
FNF Group	86,320	2,394,517
FNFV Group (b)	11,290	155,350
The Goldman Sachs Group, Inc.	32,350	5,938,489
Moscow Exchange OAO	1,327,093	1,939,934
UBS AG	404,806	7,023,431

		33,886,390

Insurance — 4.5%
Allianz SE	39,998	6,479,884
The Dai-ichi Life Insurance Co. Ltd.	304,800	4,528,570
Prudential PLC	320,052	7,108,609

		18,117,063

Real Estate — 1.0%
DLF Ltd.	1,325,776	3,207,475
Seibu Holdings, Inc. (a)	49,900	994,321

		4,201,796

		81,659,906

Industrial — 16.0%
Aerospace & Defense — 2.9%
Embraer SA Sponsored ADR (Brazil)	101,840	3,994,165
European Aeronautic Defence and Space Co.	122,790	7,707,528

		11,701,693

Electrical Components & Equipment — 1.2%
Emerson Electric Co.	54,640	3,419,371
Prysmian SpA	73,813	1,362,334

		4,781,705

	Number of Shares	Value
Electronics — 6.5%
Fanuc Corp.	15,500	$2,799,065
Keyence Corp.	13,520	5,881,580
Kyocera Corp. (a)	89,800	4,189,193
Murata Manufacturing Co. Ltd.	69,510	7,910,599
Nidec Corp. (a)	80,900	5,477,535

		26,257,972

Machinery – Diversified — 0.4%
FLSmidth & Co. A/S (a)	32,983	1,570,925

Manufacturing — 2.4%
3M Co.	36,550	5,178,404
Siemens AG	38,550	4,594,637

		9,773,041

Metal Fabricate & Hardware — 1.5%
Assa Abloy AB Series B	119,733	6,140,026

Transportation — 1.1%
United Parcel Service, Inc. Class B	45,320	4,454,503

		64,679,865

Technology — 9.4%
Semiconductors — 3.3%
Altera Corp.	197,570	7,069,055
Maxim Integrated Products, Inc.	206,920	6,257,261

		13,326,316

Software — 6.1%
Adobe Systems, Inc. (b)	97,900	6,773,701
Intuit, Inc.	79,140	6,936,621
Microsoft Corp.	78,500	3,639,260
SAP SE	99,834	7,199,081

		24,548,663

		37,874,979

TOTAL COMMON STOCK (Cost $250,646,895)		391,785,897

PREFERRED STOCK — 1.8%
Communications — 0.0%
Media — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	11,204,529	152,393

Consumer, Cyclical — 1.8%
Auto Manufacturers — 1.8%
Bayerische Motoren Werke AG 3.520%	88,307	7,179,149

TOTAL PREFERRED STOCK (Cost $3,201,734)		7,331,542

TOTAL EQUITIES (Cost $253,848,629)		399,117,439

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 6.9%
Diversified Financial — 6.9%
Oppenheimer Institutional Money Market Fund Class E (c)	4,937,438	$4,937,438
State Street Navigator Securities Lending Prime Portfolio (d)	23,001,623	23,001,623

		27,939,061

TOTAL MUTUAL FUNDS (Cost $27,939,061)		27,939,061

RIGHTS — 0.0%
Financial — 0.0%
Banks — 0.0%
Banco Bilbao Vizcaya Argentaria SA (b)	455,062	45,407

TOTAL RIGHTS (Cost $46,251)		45,407

TOTAL LONG-TERM INVESTMENTS (Cost $281,833,941)		427,101,907

TOTAL INVESTMENTS — 105.6% (Cost $281,833,941) (e)		427,101,907

Other Assets/(Liabilities) — (5.6)%		(22,591,439)

NET ASSETS — 100.0%		$404,510,468

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2014, was $22,103,249 or 5.46% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 97.1%

COMMON STOCK — 97.1%
Basic Materials — 3.5%
Chemicals — 3.5%
Brenntag AG	93,448	$4,588,139
Essentra PLC	539,568	6,937,914
Syngenta AG	20,496	6,505,552

		18,031,605

Communications — 13.0%
Internet — 3.9%
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	43,950	2,494,602
Iliad SA	14,360	3,014,492
United Internet AG	144,531	6,146,093
Yahoo! Japan Corp. (b)	1,248,500	4,751,841
Yoox SpA (a)	146,976	3,371,992

		19,779,020

Media — 2.6%
British Sky Broadcasting Group PLC	417,761	5,941,458
Grupo Televisa SAB Sponsored ADR (Mexico)	157,880	5,348,975
ProSiebenSat.1 Media AG	25,784	1,026,287
Zee Entertainment Enterprises Ltd.	237,146	1,201,776

		13,518,496

Telecommunications — 6.5%
BT Group PLC	1,220,967	7,478,993
Inmarsat PLC	505,260	5,722,471
Nippon Telegraph & Telephone Corp.	96,200	5,987,128
SES SA	153,610	5,310,147
Telecity Group PLC (b)	231,230	2,794,874
Telefonaktiebolaget LM Ericsson Class B	473,834	5,980,859

		33,274,472

		66,571,988

Consumer, Cyclical — 17.3%
Apparel — 2.3%
Burberry Group PLC	289,520	7,062,309
Prada SpA	813,000	4,907,543

		11,969,852

Auto Manufacturers — 1.2%
Bayerische Motoren Werke AG	55,751	5,985,802

Automotive & Parts — 1.8%
Continental AG	29,677	5,642,746
Valeo SA	33,709	3,738,860

		9,381,606

	Number of Shares	Value
Distribution & Wholesale — 1.3%
Wolseley PLC	124,925	$6,563,202

Entertainment — 1.4%
William Hill PLC	1,171,264	6,992,405

Home Furnishing — 0.7%
SEB SA (b)	50,497	3,808,081

Leisure Time — 1.3%
Carnival Corp.	161,860	6,501,916

Retail — 7.3%
Cie Financiere Richemont SA	65,165	5,340,121
CP ALL PCL	4,683,800	6,464,150
Dollarama, Inc.	81,522	6,915,121
Domino’s Pizza UK & IRL PLC	468,620	4,297,250
Hudson’s Bay Co. (b)	27,900	443,431
Inditex SA	176,929	4,874,152
Kering	18,250	3,672,830
Swatch Group AG	10,660	5,050,727

		37,057,782

		88,260,646

Consumer, Non-cyclical — 28.3%
Agriculture — 0.6%
Swedish Match AB	100,668	3,250,477

Beverages — 2.7%
Diageo PLC	117,091	3,385,566
Heineken NV	92,866	6,935,536
Pernod-Ricard SA	32,055	3,623,053

		13,944,155

Biotechnology — 1.2%
CSL Ltd.	90,100	5,839,475

Commercial Services — 8.1%
Aggreko PLC	201,802	5,044,643
Benesse Holdings, Inc. (b)	21,500	705,997
Bunzl PLC	244,263	6,346,306
Dignity PLC	141,059	3,349,088
Edenred	179,645	4,426,623
Experian PLC	311,453	4,947,238
Intertek Group PLC	140,420	5,946,465
Prosegur Cia de Seguridad SA (b)	954,189	5,920,000
SGS SA	2,179	4,500,105

		41,186,465

Cosmetics & Personal Care — 0.2%
L’Oreal	5,760	912,234

Foods — 5.2%
Aryzta AG	78,494	6,770,693
Barry Callebaut AG	4,070	4,510,577
Danone SA	65,865	4,397,156
Saputo, Inc.	161,610	4,520,953
Unilever PLC	157,101	6,557,551

		26,756,930

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 3.8%
Cie Generale d’Optique Essilor International SA	36,880	$4,031,805
DiaSorin SpA (b)	93,321	3,500,408
Luxottica Group SpA	42,158	2,190,550
Sonova Holding AG	39,698	6,335,226
William Demant Holding (a)	44,018	3,376,580

		19,434,569

Health Care – Services — 0.6%
Sonic Healthcare Ltd.	201,567	3,089,641

Household Products — 1.2%
Reckitt Benckiser Group PLC	70,518	6,103,676

Pharmaceuticals — 4.7%
Galenica AG (b)	4,477	3,943,812
Grifols SA	119,932	4,878,675
Novo Nordisk A/S	161,350	7,688,067
Roche Holding AG	25,406	7,522,769

		24,033,323

		144,550,945

Diversified — 0.8%
Holding Company – Diversified — 0.8%
LVMH Moet Hennessy Louis Vuitton SA	24,030	3,895,285

Energy — 2.1%
Oil & Gas Services — 2.1%
Hunting PLC	25,570	367,588
Saipem SpA (a)	215,152	4,554,592
Schoeller-Bleckmann Oilfield Equipment AG (b)	24,050	2,346,522
Technip SA	43,400	3,641,553

		10,910,255

Financial — 4.1%
Banks — 0.8%
ICICI Bank Ltd. Sponsored ADR (India)	85,595	4,202,715

Diversified Financial — 2.3%
ICAP PLC	955,438	5,973,829
Tullett Prebon PLC	310,979	1,350,460
UBS AG	252,394	4,379,065

		11,703,354

Insurance — 1.0%
Prudential PLC	235,005	5,219,647

		21,125,716

Industrial — 19.1%
Aerospace & Defense — 2.9%
Empresa Brasileira de Aeronautica SA	396,319	3,910,164
European Aeronautic Defence and Space Co.	82,020	5,148,395

	Number of Shares	Value
Rolls-Royce Holdings PLC	370,331	$5,740,278

		14,798,837

Building Materials — 1.8%
James Hardie Industries NV	392,300	4,114,433
Sika AG	1,511	5,218,526

		9,332,959

Electrical Components & Equipment — 2.0%
Legrand SA	95,010	4,927,849
Schneider Electric SE	71,200	5,444,495

		10,372,344

Electronics — 3.4%
Hoya Corp.	160,400	5,390,996
Keyence Corp.	10,009	4,354,197
Nidec Corp. (b)	48,300	3,270,271
Omron Corp.	37,721	1,715,092
Spectris PLC	84,380	2,462,544

		17,193,100

Engineering & Construction — 3.5%
ABB Ltd.	222,670	4,982,035
Boskalis Westminster	139,648	7,813,113
Leighton Holdings Ltd. (b)	189,942	3,200,470
Trevi Finanziaria SpA (b)	256,529	1,815,183

		17,810,801

Machinery – Construction & Mining — 1.3%
Atlas Copco AB Class A Shares	229,731	6,566,871

Machinery – Diversified — 1.2%
The Weir Group PLC	150,737	6,091,216

Manufacturing — 1.2%
Aalberts Industries NV	236,185	6,109,385

Transportation — 1.8%
Koninklijke Vopak NV (b)	128,784	6,934,083
Royal Mail PLC	399,729	2,541,214

		9,475,297

		97,750,810

Technology — 8.6%
Computers — 1.3%
Gemalto NV (b)	43,268	3,971,938
Gemalto NV	8,366	766,591
Lenovo Group Ltd.	1,130,000	1,683,773

		6,422,302

Semiconductors — 1.4%
ARM Holdings PLC	298,900	4,355,206
Infineon Technologies AG	288,953	2,990,470

		7,345,676

Software — 5.9%
Amadeus IT Holding SA Class A	173,427	6,459,898
Aveva Group PLC	86,027	2,146,101
Compugroup Holding AG	37,154	889,717

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Dassault Systemes SA	80,648	$5,161,749
Infosys Technologies Ltd.	10,434	634,778
The Sage Group PLC	487,293	2,880,697
SAP SE	110,549	7,971,746
Temenos Group AG	100,252	3,809,688

		29,954,374

		43,722,352

Utilities — 0.3%
Electric — 0.3%
APR Energy PLC (b)	148,532	1,296,561

TOTAL COMMON STOCK (Cost $443,043,732)		496,116,163

PREFERRED STOCK — 0.0%
Communications — 0.0%
Media — 0.0%
Zee Entertainment Enterprises Ltd. 6.000%	6,533,478	88,862

TOTAL PREFERRED STOCK (Cost $19,495)		88,862

TOTAL EQUITIES (Cost $443,063,227)		496,205,025

MUTUAL FUNDS — 8.5%
Diversified Financial — 8.5%
Oppenheimer Institutional Money Market Fund Class E (c)	14,748,135	14,748,135
State Street Navigator Securities Lending Prime Portfolio (d)	28,737,801	28,737,801

		43,485,936

TOTAL MUTUAL FUNDS (Cost $43,485,936)		43,485,936

WARRANTS — 0.0%
Consumer, Non-cyclical — 0.0%
Biotechnology — 0.0%
Mei Pharma, Inc., Expires 5/10/17, Strike 7.14 (a) (e)	301,298	-

TOTAL WARRANTS (Cost $0)		-

TOTAL LONG-TERM INVESTMENTS (Cost $486,549,163)		539,690,961

TOTAL INVESTMENTS — 105.6% (Cost $486,549,163) (f)		539,690,961

Other Assets/(Liabilities) — (5.6)%		(28,511,771)

NET ASSETS — 100.0%		$511,179,190

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2014, was $27,344,288 or 5.35% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At September 30, 2014, these securities amounted to a value of $0 or 0.00% of net assets.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 103.2%

COMMON STOCK — 103.2%
Basic Materials — 6.3%
Chemicals — 1.7%
Syngenta AG	1,933	$613,546

Iron & Steel — 2.1%
Hitachi Metals Ltd. (a)	41,000	737,310

Mining — 2.5%
Fresnillo PLC (a)	27,054	332,109
Randgold Resources Ltd.	4,572	310,338
Yamana Gold, Inc. (a)	45,661	273,966

		916,413

		2,267,269

Communications — 10.4%
Advertising — 3.1%
WPP PLC	56,153	1,123,179

Telecommunications — 7.3%
BT Group PLC	142,697	874,086
KDDI Corp.	11,900	716,068
SES SA	10,733	371,029
Vodafone Group PLC	205,564	677,606

		2,638,789

		3,761,968

Consumer, Cyclical — 8.5%
Apparel — 1.1%
Adidas AG	5,127	383,492

Auto Manufacturers — 4.3%
Bayerische Motoren Werke AG	5,080	545,423
Toyota Motor Corp.	17,300	1,016,668

		1,562,091

Automotive & Parts — 1.6%
Denso Corp.	12,900	595,226

Entertainment — 1.5%
William Hill PLC	89,335	533,327

		3,074,136

Consumer, Non-cyclical — 25.8%
Agriculture — 1.5%
Japan Tobacco, Inc.	17,100	556,609

Commercial Services — 2.0%
Wirecard AG	19,519	721,067

Foods — 1.9%
Koninklijke Ahold NV	41,807	676,065

Health Care – Products — 1.9%
Fresenius SE & Co. KGaA	13,951	690,321

Household Products — 2.3%
Reckitt Benckiser Group PLC	9,615	832,225

	Number of Shares	Value
Pharmaceuticals — 16.2%
Actelion Ltd.	8,367	$980,966
AstraZeneca PLC	15,155	1,085,767
Bayer AG	5,595	783,599
Roche Holding AG	3,532	1,045,832
Sanofi	4,612	520,304
Shire Ltd.	7,207	622,899
Takeda Pharmaceutical Co. Ltd.	18,300	795,996

		5,835,363

		9,311,650

Diversified — 3.6%
Holding Company – Diversified — 3.6%
Hutchison Whampoa Ltd.	50,000	604,311
Keppel Corp. Ltd.	82,400	677,384

		1,281,695

Energy — 5.9%
Oil & Gas — 5.9%
BG Group PLC	41,823	769,323
SK Holdings Co., Ltd.	1,434	255,274
Total SA	16,972	1,096,866

		2,121,463

Financial — 23.1%
Banks — 9.0%
Barclays PLC	184,163	678,440
BNP Paribas	10,008	661,813
Julius Baer Group Ltd.	10,620	473,824
Mitsubishi UFJ Financial Group, Inc.	134,200	759,644
Sumitomo Mitsui Trust Holdings, Inc.	164,000	683,336

		3,257,057

Diversified Financial — 3.9%
Deutsche Boerse AG	10,788	728,337
UBS AG	38,048	660,137

		1,388,474

Insurance — 8.8%
Admiral Group PLC	22,039	456,891
AXA SA	38,180	940,260
Prudential PLC	30,723	682,382
Tokio Marine Holdings, Inc.	12,300	381,963
Zurich Insurance Group AG	2,403	714,556

		3,176,052

Real Estate — 1.4%
Mitsui Fudosan Co. Ltd.	16,000	490,649

		8,312,232

Industrial — 15.6%
Aerospace & Defense — 1.9%
European Aeronautic Defence and Space Co.	11,096	696,496

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 1.7%
Daikin Industries Ltd.	9,800	$608,172

Electrical Components & Equipment — 4.5%
Hitachi Ltd.	104,000	791,519
Mitsubishi Electric Corp.	61,000	813,274

		1,604,793

Electronics — 2.1%
Koninklijke Philips Electronics NV	24,167	769,385

Engineering & Construction — 1.7%
JGC Corp.	23,000	628,284

Machinery – Construction & Mining — 1.8%
BHP Billiton PLC	23,862	662,500

Packaging & Containers — 1.9%
Amcor Ltd.	67,134	666,430

		5,636,060

Technology — 4.0%
Semiconductors — 2.5%
ARM Holdings PLC	31,604	460,495
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	21,300	429,834

		890,329

Software — 1.5%
SAP SE	7,751	558,929

		1,449,258

TOTAL COMMON STOCK (Cost $37,035,667)		37,215,731

TOTAL EQUITIES (Cost $37,035,667)		37,215,731

MUTUAL FUNDS — 3.5%
Diversified Financial — 3.5%
State Street Navigator Securities Lending Prime Portfolio (b)	1,259,583	1,259,583

TOTAL MUTUAL FUNDS (Cost $1,259,583)		1,259,583

TOTAL LONG-TERM INVESTMENTS (Cost $38,295,250)		38,475,314

TOTAL INVESTMENTS — 106.7% (Cost $38,295,250) (c)		38,475,314

Other Assets/(Liabilities) — (6.7)%		(2,431,462)

NET ASSETS — 100.0%		$36,043,852

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2014, was $1,200,068 or 3.33% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Represents investment of security lending collateral. (Note 2).
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

September 30, 2014

	Number of Shares	Value
EQUITIES — 94.6%

COMMON STOCK — 92.6%
Basic Materials — 2.8%
Chemicals — 0.3%
Asian Paints Ltd.	41,371	$422,352

Mining — 2.5%
Alrosa AO	664,479	596,999
Glencore PLC	526,605	2,913,733
Grupo Mexico SAB de CV	89,016	299,117

		3,809,849

		4,232,201

Communications — 18.4%
Internet — 12.0%
58.com, Inc. (a) (b)	6,900	257,025
Alibaba Group Holding Ltd. (a)	6,000	533,100
B2W Cia Digital (a)	46,424	622,084
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	35,570	7,762,441
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	9,170	520,489
JD.com, Inc. (a) (b)	7,620	196,748
MercadoLibre, Inc. (b)	16,780	1,823,147
NAVER Corp.	1,385	1,050,305
Tencent Holdings Ltd.	163,393	2,428,071
Yandex NV (a)	107,300	2,982,404

		18,175,814

Media — 2.9%
Grupo Televisa SAB Sponsored ADR (Mexico)	55,610	1,884,067
Naspers Ltd.	9,034	993,595
Zee Entertainment Enterprises Ltd.	291,929	1,479,398

		4,357,060

Telecommunications — 3.5%
America Movil SAB de CV Series L ADR (Mexico) (b)	100,310	2,527,812
MTN Group Ltd.	57,764	1,217,351
Telefonica Brasil SA Sponsored ADR (Brazil)	78,050	1,536,024

		5,281,187

		27,814,061

Consumer, Cyclical — 9.1%
Apparel — 1.6%
Prada SpA	406,300	2,452,564

Leisure Time — 0.1%
Qunar Cayman Islands Ltd. (a)	5,900	163,135

Lodging — 1.6%
Genting Bhd	580,600	1,679,393

	Number of Shares	Value
Home Inns & Hotels Management, Inc. ADR (China) (a)	22,750	$659,523

		2,338,916

Retail — 5.8%
Almacenes Exito SA	42,944	628,574
Almacenes Exito SA (c)	38,400	568,777
Astra International Tbk PT	3,681,000	2,130,670
Cie Financiere Richemont SA	21,522	1,763,678
CP ALL PCL	961,700	1,327,250
Jollibee Foods Corp.	184,700	806,707
Shinsegae Co. Ltd.	683	141,909
SM Investments Corp.	75,120	1,343,476

		8,711,041

		13,665,656

Consumer, Non-cyclical — 22.5%
Beverages — 6.6%
AMBEV SA	85,020	556,881
Anadolu Efes Biracilik Ve Malt Sanayii AS (a)	72,427	836,069
Carlsberg A/S Class B	20,285	1,799,540
Fomento Economico Mexicano SAB de CV	158,791	1,460,279
Nigerian Breweries PLC	653,667	702,138
Pernod-Ricard SA	19,737	2,230,797
SABMiller PLC	32,046	1,780,742
Tsingtao Brewery Co. Ltd.	82,000	582,206

		9,948,652

Commercial Services — 3.7%
DP World Ltd.	17,955	372,566
DP World Ltd.	56,594	1,135,954
Estacio Participacoes SA	118,900	1,235,754
International Container Terminal Services, Inc.	2,650	6,516
Kroton Educacional SA	217,412	1,366,069
New Oriental Education & Technology Group, Inc. Sponsored ADR (Cayman Islands) (a)	62,500	1,450,000

		5,566,859

Cosmetics & Personal Care — 1.2%
Colgate-Palmolive India Ltd.	19,714	557,226
Natura Cosmeticos SA	79,800	1,205,599

		1,762,825

Foods — 5.9%
BIM Birlesik Magazalar AS	31,089	651,158
Cencosud SA	447,664	1,322,393
Magnit OJSC (a)	14,651	3,638,485
Tingyi Cayman Islands Holding Corp.	748,000	1,966,386
Ulker Biskuvi Sanayi AS	42,903	284,719

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Want Want China Holdings Ltd.	845,000	$1,053,986

		8,917,127

Health Care – Products — 0.8%
Mindray Medical International Ltd. ADR (Cayman Islands) (b)	19,360	583,898
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	628,000	623,749

		1,207,647

Health Care – Services — 0.8%
Apollo Hospitals Enterprise Ltd.	40,836	747,946
Diagnosticos da America SA	94,400	464,335

		1,212,281

Household Products — 0.7%
Hindustan Unilever Ltd.	27,248	329,483
Marico Ltd.	95,114	480,332
Unilever Indonesia Tbk PT	116,000	301,821

		1,111,636

Pharmaceuticals — 2.8%
Cipla Ltd/India	101,467	1,029,055
Divi’s Laboratories Ltd.	4,198	122,161
Dr Reddy’s Laboratories Ltd.	19,133	1,000,965
Glenmark Pharmaceuticals Ltd.	19,104	221,840
Lupin Ltd.	8,769	197,506
Sinopharm Group Co.	331,600	1,208,909
Sun Pharmaceutical Industries Ltd.	33,178	458,633

		4,239,069

		33,966,096

Diversified — 2.8%
Holding Company – Diversified — 2.8%
Haci Omer Sabanci Holding AS	309,455	1,300,973
Jardine Strategic Holdings Ltd.	38,657	1,343,437
LVMH Moet Hennessy Louis Vuitton SA	9,458	1,533,150

		4,177,560

Energy — 7.8%
Oil & Gas — 7.0%
CNOOC Ltd.	804,000	1,381,769
NovaTek OAO (d)	30,132	3,138,517
Petroleo Brasileiro SA Sponsored ADR (Brazil)	235,200	3,502,128
Tullow Oil PLC	168,372	1,752,902
Vallares PLC (a)	51,858	701,334

		10,476,650

Oil & Gas Services — 0.8%
China Oilfield Services Ltd.	290,000	766,152
Eurasia Drilling Co. Ltd. (d)	3,500	99,321
Eurasia Drilling Co. Ltd. (d)	13,151	373,488

		1,238,961

		11,715,611

	Number of Shares	Value
Financial — 19.6%
Banks — 6.3%
Banco Bradesco SA Sponsored ADR (Brazil)	55,700	$793,725
Bancolombia SA Sponsored ADR (Colombia)	14,270	809,394
Commercial International Bank	140,313	985,245
Grupo Financiero Inbursa SAB de CV	348,111	995,306
Guaranty Trust Bank PLC	1,772,499	320,532
HSBC Holdings PLC	126,800	1,297,284
ICICI Bank Ltd. Sponsored ADR (India)	57,210	2,809,011
Turkiye Garanti Bankasi AS	296,828	1,041,422
Zenith Bank PLC	3,072,583	454,934

		9,506,853

Diversified Financial — 7.0%
BM&F BOVESPA SA	518,700	2,371,261
Grupo Financiero Banorte SAB de CV Class O	279,089	1,787,308
Hong Kong Exchanges and Clearing Ltd.	59,846	1,291,133
Housing Development Finance Corp.	220,569	3,754,941
Old Mutual PLC	415,600	1,214,367
Shriram Transport Finance Co. Ltd.	9,221	139,841

		10,558,851

Insurance — 1.8%
AIA Group Ltd.	276,600	1,427,524
China Life Insurance Co. Ltd.	133,000	369,199
China Pacific Insurance Group Co. Ltd. Class H	80,800	283,408
Sul America SA	98,700	613,712

		2,693,843

Investment Companies — 1.1%
Grupo Aval Acciones y Valores (a) (b)	54,930	744,301
Grupo de Inversiones Suramericana SA	45,812	919,410

		1,663,711

Real Estate — 3.4%
Cyrela Brazil Realty SA	123,500	623,113
Hang Lung Properties Ltd.	725,000	2,055,157
Hang Lung Properties Ltd.	141,000	695,070
SM Prime Holdings, Inc.	2,598,600	1,011,886
SOHO China Ltd.	1,002,000	723,760

		5,108,986

		29,532,244

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Industrial — 4.5%
Aerospace & Defense — 0.9%
Embraer SA Sponsored ADR (Brazil)	34,040	$1,335,049

Building Materials — 1.7%
Ambuja Cements Ltd.	154,790	533,029
Indocement Tunggal Prakarsa Tbk PT	362,000	640,407
Semen Indonesia Persero Tbk PT	574,000	725,556
Ultratech Cement Ltd.	15,491	657,207

		2,556,199

Engineering & Construction — 0.5%
Airports of Thailand PCL	26,500	195,327
Grupo Aeroportuario del Sureste SAB de CV	25,239	325,652
Larsen & Toubro Ltd.	12,396	291,344

		812,323

Metal Fabricate & Hardware — 1.4%
Tenaris SA Sponsored ADR (Luxembourg) (b)	47,380	2,158,159

		6,861,730

Technology — 5.1%
Computers — 1.0%
Tata Consultancy Services Ltd.	35,181	1,560,097

Semiconductors — 1.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	684,000	2,722,797

Software — 2.3%
Infosys Technologies Ltd.	56,510	3,437,924

		7,720,818

TOTAL COMMON STOCK (Cost $135,981,521)		139,685,977

PREFERRED STOCK — 2.0%
Communications — 0.1%
Media — 0.1%
Zee Entertainment Enterprises Ltd. 6.000%	6,129,060	83,362

Telecommunications — 0.0%
Telefonica Brasil SA 10.170%	100	1,977

		85,339

Consumer, Cyclical — 1.3%
Retail — 1.3%
Lojas Americanas SA 0.720%	334,200	1,896,451

Financial — 0.5%
Banks — 0.5%
Banco Davivienda SA 3.570%	46,400	668,161
Bancolombia SA 2.790%	7,463	105,625

		773,786

	Number of Shares	Value
Industrial — 0.1%
Building Materials — 0.1%
Cementos Argos SA 2.330%	36,442	$186,440

TOTAL PREFERRED STOCK (Cost $2,891,065)		2,942,016

TOTAL EQUITIES (Cost $138,872,586)		142,627,993

MUTUAL FUNDS — 3.9%
Diversified Financial — 3.9%
State Street Navigator Securities Lending Prime Portfolio (e)	5,933,389	5,933,389

TOTAL MUTUAL FUNDS (Cost $5,933,389)		5,933,389

WARRANTS — 0.1%
Consumer, Cyclical — 0.1%
Lodging — 0.1%
Genting BHD, Expires 12/18/18, Strike Price 7.96 (a)	121,100	107,054

TOTAL WARRANTS (Cost $57,060)		107,054

TOTAL LONG-TERM INVESTMENTS (Cost $144,863,035)		148,668,436

	Principal Amount
SHORT-TERM INVESTMENTS — 5.5%
Repurchase Agreement — 5.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/14, 0.010%, due 10/01/14 (f)	$8,243,729	8,243,729

TOTAL SHORT-TERM INVESTMENTS (Cost $8,243,729)		8,243,729

TOTAL INVESTMENTS — 104.1% (Cost $153,106,764) (g)		156,912,165

Other Assets/(Liabilities) — (4.1)%		(6,117,485)

NET ASSETS — 100.0%		$150,794,680

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (Continued)

(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of September 30, 2014, was $5,796,632 or 3.84% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2014, these securities amounted to a value of $568,777 or 0.38% of net assets.
(d)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At September 30, 2014, these securities amounted to a value of $3,611,326 or 2.39% of net assets.
(e)	Represents investment of security lending collateral. (Note 2).
(f)	Maturity value of $8,243,731. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates of 9/15/40, and an aggregate market value, including accrued interest, of $8,412,123.
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

September 30, 2014

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$423,753,003
Short-term investments, at value (Note 2) (b)	484,718,036	147,333,826

Total investments	484,718,036	571,086,829

Cash	-	-
Receivables from:
Investments sold	-	802,792
Investments sold on a when-issued basis (Note 2)	-	-
Collateral held for reverse repurchase agreements (Note 2)	-	-
Investment adviser (Note 3)	142,393	-
Fund shares sold	109,796	750,084
Variation margin on open derivative instruments (Note 2)	-	-
Interest and dividends	112,896	3,347,890
Prepaid expenses	4,561	6,760

Total assets	485,087,682	575,994,355

Liabilities:
Payables for:
Investments purchased	-	-
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Foreign currency overdraft (c)	-	-
Fund shares repurchased	10,227,243	4,003,020
Investments purchased on a when-issued basis (Note 2)	-	2,799,511
Trustees’ fees and expenses (Note 3)	92,247	75,969
Variation margin on open derivative instruments (Note 2)	-	62,000
Affiliates (Note 3):
Investment advisory fees	160,641	172,649
Administration fees	51,961	49,382
Service fees	-	49,570
Shareholder service fees	-	19,408
Distribution fees	-	383
Due to custodian	-	10,649
Accrued expense and other liabilities	35,384	39,375

Total liabilities	10,567,476	7,281,916

Net assets	$474,520,206	$568,712,439

Net assets consist of:
Paid-in capital	$475,407,930	$565,547,856
Undistributed (accumulated) net investment income (loss)	-	9,435,678
Distributions in excess of net investment income	(66,658)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(821,066)	(7,607,223)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	1,336,128

Net assets	$474,520,206	$568,712,439

(a) Cost of investments:	$-	$421,878,943
(b) Cost of short-term investments:	$484,718,036	$147,333,826
(c) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$489,115,578	$1,532,284,005	$144,740,111	$254,312,279
130,593,674	331,196,916	34,032,545	10,977,222

619,709,252	1,863,480,921	178,772,656	265,289,501

2	-	-	-

4,769,452	8,990,061	237,000	560,570
-	29,563,195	5,967,089	-
5,207,785	-	-	-
1	1	3,910	5,321
537,351	1,880,436	532,962	99,012
43,135	-	3,856	-
1,000,504	9,689,192	1,039,269	5,035,439
12,353	18,924	12,362	15,807

631,279,835	1,913,622,730	186,569,104	271,005,650

807,633	9,539,169	959,888	-
296,251,761	-	-	-
75,662	-	-	-
-	-	15,102	-
144,226	1,776,454	37,821	2,074,302
-	356,720,115	38,820,902	5,020,000
40,525	233,945	26,393	27,869
-	30,658	-	-

111,972	513,396	50,888	112,931
25,776	113,484	22,393	24,219
17,747	113,124	21,700	23,126
8,302	40,028	8,130	10,458
1,005	780	65	480
-	24,593	-	103,460
37,492	46,648	32,531	36,021

297,522,101	369,152,394	39,995,813	7,432,866

$333,757,734	$1,544,470,336	$146,573,291	$263,572,784

$331,495,752	$1,486,686,351	$142,312,718	$243,790,418
7,986,718	25,974,370	1,863,526	12,478,246
-	-	-	-
(7,033,284)	(3,798,606)	(702,590)	6,090,456
1,308,548	35,608,221	3,099,637	1,213,664

$333,757,734	$1,544,470,336	$146,573,291	$263,572,784

$487,837,298	$1,495,822,236	$141,551,200	$253,098,615
$130,593,674	$331,196,916	$34,032,545	$10,977,222
$-	$-	$(8,884)	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2014

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Class I shares:
Net assets	$-	$193,155,112

Shares outstanding (a)	-	18,402,677

Net asset value, offering price and redemption price per share	$-	$10.50

Class R5 shares:
Net assets	$474,520,206	$179,220,899

Shares outstanding (a)	474,759,001	17,041,765

Net asset value, offering price and redemption price per share	$1.00	$10.52

Service Class shares:
Net assets	$-	$75,423,416

Shares outstanding (a)	-	7,218,616

Net asset value, offering price and redemption price per share	$-	$10.45

Administrative Class shares:
Net assets	$-	$42,998,675

Shares outstanding (a)	-	4,130,960

Net asset value, offering price and redemption price per share	$-	$10.41

Class A shares:
Net assets	$-	$77,196,060

Shares outstanding (a)	-	7,466,230

Net asset value and redemption price per share	$-	$10.34

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$-	$10.72

Class R4 shares:
Net assets	$-	$100,434

Shares outstanding (a)	-	9,569

Net asset value, offering price and redemption price per share	$-	$10.50

Class R3 shares:
Net assets	$-	$617,843

Shares outstanding (a)	-	59,088

Net asset value, offering price and redemption price per share	$-	$10.46

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$160,396,139	$620,247,826	$5,658,627	$105,459,606

15,194,316	54,269,676	520,307	10,382,473

$10.56	$11.43	$10.88	$10.16

$57,910,286	$511,201,904	$68,204,214	$39,737,205

5,486,097	44,649,588	6,726,340	3,899,745

$10.56	$11.45	$10.14	$10.19

$77,119,533	$166,094,196	$15,643,596	$61,149,754

7,331,102	14,596,479	1,527,138	6,004,577

$10.52	$11.38	$10.24	$10.18

$10,583,556	$70,975,008	$22,159,370	$22,801,700

996,400	6,271,851	2,167,401	2,264,579

$10.62	$11.32	$10.22	$10.07

$26,053,603	$174,617,641	$34,702,633	$33,597,359

2,513,756	15,588,135	3,411,336	3,352,336

$10.36	$11.20	$10.17	$10.02

$10.88	$11.76	$10.68	$10.63

$101,438	$102,328	$102,490	$101,362

9,785	9,133	10,071	10,111

$10.37	$11.20	$10.18	$10.02

$1,593,179	$1,231,433	$102,361	$725,798

153,600	107,985	10,070	71,368

$10.37	$11.40	$10.16	$10.17

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2014

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Assets:
Investments, at value (Note 2) (a)	$159,291,944	$88,192,008
Short-term investments, at value (Note 2) (b)	16,972,690	901,136

Total investments (c)	176,264,634	89,093,144

Receivables from:
Investments sold	4,139,911	1,218,447
Investments sold on a when-issued basis (Note 2)	2,211,947	-
Investment adviser (Note 3)	1,824	3,007
Fund shares sold	6,531	579
Interest and dividends	442,181	97,403
Foreign taxes withheld	-	3,217
Prepaid expenses	5,643	8,717

Total assets	183,072,671	90,424,514

Liabilities:
Payables for:
Investments purchased	4,096,322	1,271,248
Fund shares repurchased	50,946	1,753,866
Investments purchased on a when-issued basis (Note 2)	14,688,969	-
Securities on loan (Note 2)	-	324,847
Trustees’ fees and expenses (Note 3)	27,426	52,768
Variation margin on open derivative instruments (Note 2)	1,135	-
Affiliates (Note 3):
Investment advisory fees	69,632	39,707
Administration fees	21,454	12,838
Service fees	22,622	4,964
Shareholder service fees	6,014	3,130
Distribution fees	66	64
Due to custodian	11,047	-
Accrued expense and other liabilities	33,565	34,880

Total liabilities	19,029,198	3,498,312

Net assets	$164,043,473	$86,926,202

Net assets consist of:
Paid-in capital	$140,140,951	$116,046,913
Undistributed (accumulated) net investment income (loss)	1,855,484	1,196,982
Accumulated net realized gain (loss) on investments and foreign currency transactions	12,026,507	(43,066,902)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	10,020,531	12,749,209

Net assets	$164,043,473	$86,926,202

(a) Cost of investments:	$149,240,348	$75,442,799
(b) Cost of short-term investments:	$16,972,690	$901,136
(c) Securities on loan with market value of:	$-	$317,110

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$339,717,716	$205,667,265	$437,967,161	$188,906,360
1,334,362	2,338,601	1,204,767	-

341,052,078	208,005,866	439,171,928	188,906,360

14,982,347	103,366	36,086,110	4,776,541
-	-	-	-
-	-	-	-
296,670	26,794	341,814	27,020
484,760	319,474	323,521	274,343
-	298	3,535	-
6,427	3,438	11,826	12,265

356,822,282	208,459,236	475,938,734	193,996,529

14,869,897	916,857	35,731,083	1,897,757
899,986	952,324	216,780	225,080
-	-	-	-
-	5,655,474	-	16,483,734
41,154	24,380	36,141	37,316
-	-	-	-

136,937	98,835	174,423	93,828
22,203	20,472	34,256	24,175
7,434	9,257	22,498	49,318
5,459	6,974	11,770	12,770
111	75	67	62
-	-	-	2,116,732
38,759	34,434	38,741	35,372

16,021,940	7,719,082	36,265,759	20,976,144

$340,800,342	$200,740,154	$439,672,975	$173,020,385

$327,780,952	$158,624,191	$356,804,603	$132,507,685
4,239,903	1,169,731	2,936,926	812,118
(22,500,472)	1,237,454	47,074,085	25,417,083
31,279,959	39,708,778	32,857,361	14,283,499

$340,800,342	$200,740,154	$439,672,975	$173,020,385

$308,437,757	$165,956,224	$405,109,800	$174,622,861
$1,334,362	$2,338,601	$1,204,767	$-
$-	$5,536,279	$-	$16,036,343

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2014

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Class I shares:
Net assets	$36,305,543	$104,541

Shares outstanding (a)	2,791,549	4,990

Net asset value, offering price and redemption price per share	$13.01	$20.95

Class R5 shares:
Net assets	$74,266,963	$64,895,658

Shares outstanding (a)	5,711,839	3,099,966

Net asset value, offering price and redemption price per share	$13.00	$20.93

Service Class shares:
Net assets	$11,913,834	$132,064

Shares outstanding (a)	883,817	6,287

Net asset value, offering price and redemption price per share	$13.48	$21.01

Administrative Class shares:
Net assets	$7,089,402	$14,076,556

Shares outstanding (a)	543,647	671,099

Net asset value, offering price and redemption price per share	$13.04	$20.98

Class A shares:
Net assets	$34,260,408	$7,512,509

Shares outstanding (a)	2,690,529	358,709

Net asset value and redemption price per share	$12.73	$20.94

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$13.51	$22.22

Class R4 shares:
Net assets	$103,727	$104,204

Shares outstanding (a)	8,143	4,973

Net asset value, offering price and redemption price per share	$12.74	$20.95

Class R3 shares:
Net assets	$103,596	$100,670

Shares outstanding (a)	8,143	4,835

Net asset value, offering price and redemption price per share	$12.72	$20.82

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$182,826,131	$47,536,921	$182,511,685	$4,800,667

11,605,944	3,341,227	14,175,853	304,247

$15.75	$14.23	$12.87	$15.78

$71,928,951	$97,357,931	$110,761,529	$73,287,894

4,565,074	6,847,616	8,600,068	4,648,179

$15.76	$14.22	$12.88	$15.77

$68,003,117	$6,741,570	$86,743,163	$6,864,921

4,343,572	468,184	6,725,673	435,506

$15.66	$14.40	$12.90	$15.76

$7,046,540	$35,298,616	$24,251,843	$17,594,832

443,277	2,487,347	1,868,625	1,122,341

$15.90	$14.19	$12.98	$15.68

$10,718,168	$13,579,835	$35,193,025	$70,280,814

690,888	965,409	2,762,697	4,553,833

$15.51	$14.07	$12.74	$15.43

$16.46	$14.93	$13.52	$16.37

$103,744	$105,860	$105,932	$95,688

6,685	7,524	8,313	6,196

$15.52	$14.07	$12.74	$15.44

$173,691	$119,421	$105,798	$95,569

11,128	8,442	8,313	6,196

$15.61	$14.15	$12.73	$15.42

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2014

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$422,164,469	$524,942,826
Investments, at value — affiliated issuers (Note 7) (b)	4,937,438	14,748,135
Short-term investments, at value (Note 2) (c)	-	-

Total investments (d)	427,101,907	539,690,961

Foreign currency, at value (e)	36	24,066
Receivables from:
Investments sold	1,422,531	1,869,983
Investment adviser (Note 3)	-	-
Fund shares sold	133,598	1,290,201
Interest and dividends	280,734	661,060
Foreign tax receivable	-	-
Foreign taxes withheld	216,550	476,763
Prepaid expenses	3,438	5,731

Total assets	429,158,794	544,018,765

Liabilities:
Payables for:
Investments purchased	925,923	3,050,055
Fund shares repurchased	217,283	267,343
Securities on loan (Note 2)	23,001,623	28,737,801
Trustees’ fees and expenses (Note 3)	53,524	100,906
Affiliates (Note 3):
Investment advisory fees	271,099	394,386
Administration fees	50,253	51,176
Service fees	31,793	37,264
Shareholder service fees	25,164	11,059
Distribution fees	991	61
Due to custodian	-	-
Accrued expense and other liabilities	70,673	189,524

Total liabilities	24,648,326	32,839,575

Net assets	$404,510,468	$511,179,190

Net assets consist of:
Paid-in capital	$243,415,367	$380,240,862
Undistributed (accumulated) net investment income (loss)	2,071,915	5,167,953
Accumulated net realized gain (loss) on investments and foreign currency transactions	13,784,340	72,790,813
Net unrealized appreciation (depreciation) on investments and foreign currency translations	145,238,846	52,979,562

Net assets	$404,510,468	$511,179,190

(a) Cost of investments — unaffiliated issuers:	$276,896,503	$471,801,028
(b) Cost of investments — affiliated issuers:	$4,937,438	$14,748,135
(c) Cost of short-term investments:	$-	$-
(d) Securities on loan with market value of:	$22,103,249	$27,344,288
(e) Cost of foreign currency:	$36	$24,077

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$38,475,314	$148,668,436
-	-
-	8,243,729

38,475,314	156,912,165

13,813	200,750

1,231,709	540,005
9,692	68,665
310	202,753
94,864	117,412
-	56,564
71,843	8,874
13,578	21,915

39,911,123	158,129,103

473,482	588,736
1,445,001	80,298
1,259,583	5,933,389
14,535	15,878

29,483	137,402
6,677	5,448
7,431	426
1,600	131
627	68
584,653	4,902
44,199	567,745

3,867,271	7,334,423

$36,043,852	$150,794,680

$39,148,916	$151,753,476
3,051,529	603,246
(6,331,895)	(4,833,080)
175,302	3,271,038

$36,043,852	$150,794,680

$38,295,250	$144,863,035
$-	$-
$-	$8,243,729
$1,200,068	$5,796,632
$13,763	$201,210

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

September 30, 2014

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund
Class I shares:
Net assets	$101,773	$64,208,154

Shares outstanding (a)	6,734	4,462,821

Net asset value, offering price and redemption price per share	$15.11	$14.39

Class R5 shares:
Net assets	$206,073,649	$351,818,286

Shares outstanding (a)	13,642,006	24,473,569

Net asset value, offering price and redemption price per share	$15.11	$14.38

Service Class shares:
Net assets	$14,038,459	$23,472,684

Shares outstanding (a)	935,535	1,636,560

Net asset value, offering price and redemption price per share	$15.01	$14.34

Administrative Class shares:
Net assets	$136,272,408	$18,339,458

Shares outstanding (a)	9,037,398	1,284,808

Net asset value, offering price and redemption price per share	$15.08	$14.27

Class A shares:
Net assets	$46,399,357	$53,155,182

Shares outstanding (a)	3,109,300	3,814,111

Net asset value and redemption price per share	$14.92	$13.94

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$15.83	$14.79

Class R4 shares:
Net assets	$101,543	$92,771

Shares outstanding (a)	6,803	6,653

Net asset value, offering price and redemption price per share	$14.93	$13.94

Class R3 shares:
Net assets	$1,523,279	$92,655

Shares outstanding (a)	101,773	6,653

Net asset value, offering price and redemption price per share	$14.97	$13.93

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$21,793,542	$140,584,284

1,762,946	11,613,364

$12.36	$12.11

$2,740,565	$8,868,826

221,306	724,302

$12.38	$12.24

$84,502	$255,963

6,845	21,180

$12.35	$12.09

$1,611,583	$408,989

129,757	33,658

$12.42	$12.15

$8,761,259	$469,762

711,854	39,009

$12.31	$12.04

$13.06	$12.77

$98,058	$103,493

7,962	8,591

$12.32	$12.05

$954,343	$103,363

78,761	8,591

$12.12	$12.03

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2014

	MassMutual Premier Money Market Fund		MassMutual Premier Short-Duration Bond Fund
Investment income (Note 2):
Dividends	$-		$-
Interest	586,884		11,820,198

Total investment income	586,884		11,820,198

Expenses (Note 3):
Investment advisory fees	1,647,529		2,186,406
Custody fees	46,007		66,379
Interest expense	-		-
Audit fees	30,218		35,724
Legal fees	4,348		8,452
Proxy fees	1,028		1,028
Shareholder reporting fees	19,345		24,583
Trustees’ fees	32,460		42,790
Registration and filing fees	1,162		1,677
Transfer agent fees	1,500		1,500

	1,783,597		2,368,539
Administration fees:
Class I	-		89,271
Class R5	358,503		355,286
Service Class	-		188,430
Class Y	106,317	*	-
Administrative Class	-		126,709
Class A	214,364	*	214,316
Class R4**	-		109
Class R3	-		2,048
Distribution fees:
Class R3	-		1,551
Service fees:
Class A	164,087	*	194,345
Class R4**	-		126
Class R3	-		1,550
Shareholder service fees:
Service Class	-		19,372
Administrative Class	-		33,153
Class A	-		59,036

Total expenses	2,626,868		3,653,841
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-		-
Class R5 fees reimbursed by adviser	(1,244,242)		-
Service Class fees reimbursed by adviser	-		-
Class Y fees reimbursed by adviser	(265,151	)*	-
Administrative Class fees reimbursed by adviser	-		-
Class A fees reimbursed by adviser	(405,556	)*	-
Class R4 fees reimbursed by adviser**	-		-
Class R3 fees reimbursed by adviser	-		-
Class A administrative fees waived	(144,397	)*	-
Class I advisory fees waived	-		(148,967)
Class R5 advisory fees waived	-		(134,338)
Service Class advisory fees waived	-		(56,427)
Administrative Class advisory fees waived	-		(32,353)
Class A advisory fees waived	-		(53,780)
Class R3 advisory fees waived	-		(444)

Net expenses	567,522		3,227,532

Net investment income (loss)	19,362		8,592,666

*	Class A shares and Class Y shares merged into Class S shares on March 7, 2014. Class S shares were renamed Class R5 shares on April 1, 2014.
**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$-	$165,750	$12,750	$-
9,016,606	43,941,167	3,521,962	18,802,755

9,016,606	44,106,917	3,534,712	18,802,755

1,295,445	6,325,695	492,578	1,275,701
77,739	141,216	30,558	66,045
389,653	-	-	-
35,716	37,770	36,310	34,548
3,829	18,339	957	3,484
1,028	1,028	1,028	1,028
14,335	52,099	10,147	13,699
21,814	108,426	7,744	18,987
5,210	6,163	4,861	5,241
1,500	1,500	1,500	1,500

1,846,269	6,692,236	585,683	1,420,233

45,012	191,034	2,813	32,764
74,855	943,058	67,971	62,781
165,357	373,343	30,213	142,856
-	-	-	-
24,147	206,278	47,501	52,463
63,311	484,726	101,797	105,885
113	108	138	112
4,433	4,232	138 **	2,888

3,858	3,165	128 **	2,078

65,688	444,902	84,062	87,196
129	128	128	128
3,858	3,165	128 **	2,078

19,391	41,607	3,604	16,165
8,000	52,979	14,276	15,833
19,502	134,242	25,446	26,845

2,343,923	9,575,203	964,026	1,970,305

-	-	(869)	(3,187)
-	-	(8,136)	(1,140)
-	-	(2,470)	(1,873)
-	-	-	-
-	-	(3,250)	(636)
-	-	(5,838)	(1,033)
-	-	(17)	(3)
-	-	(18)**	(24)
-	-	-	-
(79,524)	(475,711)	(2,461)	(54,337)
(33,077)	(447,995)	(31,821)	(16,145)
(49,579)	(137,100)	(9,888)	(29,845)
(6,321)	(69,556)	(13,022)	(7,781)
(17,236)	(159,118)	(28,316)	(16,980)
(962)	(1,148)	-	(388)

2,157,224	8,284,575	857,920	1,836,933

6,859,382	35,822,342	2,676,792	16,965,822

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2014

	MassMutual Premier Money Market Fund	MassMutual Premier Short-Duration Bond Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$8,896	$1,492,446
Futures contracts	-	(178,289)
Swap agreements	-	(213,620)
Foreign currency transactions	-	-

Net realized gain (loss)	8,896	1,100,537

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	(1,735,362)
Futures contracts	-	198,623
Swap agreements	-	(276,685)
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	-	(1,813,424)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	8,896	(712,887)

Net increase (decrease) in net assets resulting from operations	$28,258	$7,879,779

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund

$1,247,346	$17,662,504	$669,561	$6,669,781
(642,236)	1,603,227	12,262	-
(236,302)	(559,698)	(273,438)	-
-	-	4,400	-

368,808	18,706,033	412,785	6,669,781

(3,066,476)	16,044,362	2,549,760	(466,637)
104,111	(1,773,109)	(49,737)	-
(31,390)	(698,794)	(53,377)	-
-	-	(12,194)	-

(2,993,755)	13,572,459	2,434,452	(466,637)

(2,624,947)	32,278,492	2,847,237	6,203,144

$4,234,435	$68,100,834	$5,524,029	$23,168,966

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2014

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
Dividends (a)	$2,323,309	$2,513,025
Interest	1,510,995	90
Securities lending net income	-	20,927

Total investment income	3,834,304	2,534,042

Expenses (Note 3):
Investment advisory fees	779,400	553,713
Custody fees	48,145	18,908
Audit fees	36,341	34,117
Legal fees	2,328	1,146
Proxy fees	1,028	1,028
Shareholder reporting fees	11,272	9,480
Trustees’ fees	11,650	7,759
Registration and filing fees	1,532	1,683
Transfer agent fees	1,500	1,500

	893,196	629,334
Administration fees:
Class I**	2,362	28
Class R5	127,012	87,927
Service Class	23,943	231
Administrative Class	15,223	36,093
Class A	114,050	19,832
Class R4**	133	132
Class R3	133 **	299
Distribution fees:
Class R3	129 **	241
Service fees:
Class A	93,369	19,158
Class R4**	129	130
Class R3	129 **	241
Shareholder service fees:
Service Class	2,817	33
Administrative Class	4,995	11,725
Class A	27,061	5,705

Total expenses	1,304,681	811,109
Expenses waived (Note 3):
Class I fees reimbursed by adviser**	(573)	(14)
Class R5 fees reimbursed by adviser	(3,266)	(9,918)
Service Class fees reimbursed by adviser	(407)	(18)
Administrative Class fees reimbursed by adviser	(244)	(2,135)
Class A fees reimbursed by adviser	(1,201)	(1,039)
Class R4 fees reimbursed by adviser**	(4)	(14)
Class R3 fees reimbursed by adviser	(3)**	(14)

Net expenses	1,298,983	797,957

Net investment income (loss)	2,535,321	1,736,085

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund		MassMutual Premier Small Cap Opportunities Fund

$7,945,148	$3,141,788	$6,425,926		$3,113,500
178	313	282		333
-	13,290	-		118,089

7,945,326	3,155,391	6,426,208		3,231,922

1,618,682	1,177,733	1,782,359		1,046,274
37,200	24,966	39,544		22,559
35,205	32,676	35,242		33,549
4,563	2,428	4,925		2,912
1,028	1,028	1,028		1,028
16,628	12,035	17,384		15,483
24,476	14,066	27,620		12,743
981	784	2,857		3,323
1,500	1,500	1,500		1,500

1,740,263	1,267,216	1,912,459		1,139,371

13,251	1,366	12,023		32
82,785	158,888	88,833		92,702
97,080	10,366	104,968		7,574
12,944	83,667	47,939		26,941
25,296	34,136	57,699		189,760
111	117	112		111
433	267	111	**	110	**

417	240	130	**	123	**

29,809	35,351	71,347		200,973
129	130	130		123
417	240	130	**	124	**

16,857	1,657	20,326		1,164
4,909	26,353	17,476		10,095
8,868	10,719	24,716		59,749

2,033,569	1,630,713	2,358,399		1,728,952

-	-	-		-
-	(64,441)	-		-
-	(2,688)	-		-
-	(15,852)	-		-
-	(6,481)	-		-
-	-	-		-
-	(35)	-		-

2,033,569	1,541,216	2,358,399		1,728,952

5,911,757	1,614,175	4,067,809		1,502,970

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2014

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$14,350,921	$13,375,922
Futures contracts	179,596	-
Swap agreements	(18,974)	-
Foreign currency transactions	-	(1,935)

Net realized gain (loss)	14,511,543	13,373,987

Net change in unrealized appreciation (depreciation) on:
Investment transactions	1,744,148	1,771,921
Futures contracts	(56,956)	-
Swap agreements	(24,543)	-
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	1,662,649	1,771,921

Net realized gain (loss) and change in unrealized appreciation (depreciation)	16,174,192	15,145,908

Net increase (decrease) in net assets resulting from operations	$18,709,513	$16,881,993

(a) Net of withholding tax of:	$-	$60,730

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Disciplined Growth Fund	MassMutual Premier Small Cap Opportunities Fund

$47,805,288	$34,294,210	$54,777,718	$29,603,882
-	-	-	-
-	-	-	-
-	(25,993)	-	(705)

47,805,288	34,268,217	54,777,718	29,603,177

2,926,614	(3,108,281)	5,465,948	(20,077,240)
-	-	-	-
-	-	-	-
-	(2,371)	-	-

2,926,614	(3,110,652)	5,465,948	(20,077,240)

50,731,902	31,157,565	60,243,666	9,525,937

$56,643,659	$32,771,740	$64,311,475	$11,028,907

$962	$18,643	$(777)	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended September 30, 2014

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$7,435,637	$11,428,389
Dividends — affiliated issuers (Note 7)	5,153	12,997
Interest	-	8,127
Securities lending net income	283,063	390,553

Total investment income	7,723,853	11,840,066

Expenses (Note 3):
Investment advisory fees	3,134,453	4,805,570
Custody fees	156,158	370,452
Audit fees	43,295	41,391
Legal fees	4,971	9,392
Proxy fees	1,028	1,028
Shareholder reporting fees	39,229	52,620
Trustees’ fees	29,258	41,133
Registration and filing fees	784	1,443
Transfer agent fees	1,500	1,500

	3,410,676	5,324,529
Administration fees:
Class I	8 **	3,900	**
Class R5	304,934	550,769
Service Class	22,929	43,353
Administrative Class	349,926	47,135
Class A	131,175	139,590
Class R4**	110	105
Class R3	4,359	105	**
Distribution fees:
Class R3	3,603	124	**
Service fees:
Class A	124,310	146,105
Class R4**	128	124
Class R3	3,603	124	**
Shareholder service fees:
Service Class	3,512	6,170
Administrative Class	102,364	15,497
Class A	36,795	44,994

Total expenses	4,498,432	6,322,624
Expenses waived (Note 3):
Class I fees reimbursed by adviser	-	-
Class R5 fees reimbursed by adviser	(156,391)	-
Service Class fees reimbursed by adviser	(2,303)	-
Administrative Class fees reimbursed by adviser	(54,492)	-
Class A fees reimbursed by adviser	(10,747)	-
Class R4 fees reimbursed by adviser**	-	-
Class R3 fees reimbursed by adviser	(1,635)	-
Class I advisory fees waived	-	-
Class R5 advisory fees waived	-	-
Service Class advisory fees waived	-	-
Administrative Class advisory fees waived	-	-
Class A advisory fees waived	-	-
Class R3 advisory fees waived	-	-

Net expenses	4,272,864	6,322,624

Net investment income (loss)	3,450,989	5,517,442

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$4,137,664	$2,271,038
-	-
957	558
64,299	41,415

4,202,920	2,313,011

922,402	1,392,297
65,942	283,186
37,759	61,193
1,622	2,351
1,028	1,028
14,578	17,241
8,097	9,901
2,819	3,211
1,500	1,500

1,055,747	1,771,908

49,174	48,586
6,961	13,127
4,358	542
8,721	839
37,655	937
131	125
3,933	125 **

2,449	133 **

30,306	814
126	133
2,449	133 **

165	62
1,894	307
8,490	301

1,212,559	1,838,072

(38,841)	(316,309)
(2,260)	(19,713)
(349)	(569)
(1,351)	(822)
(6,069)	(852)
(54)	(170)
(537)	(170)**
(46,274)	(87,496)
(2,416)	(5,466)
(1,468)	(156)
(1,518)	(153)
(6,449)	(186)
(480)	-

1,104,493	1,406,010

3,098,427	907,001

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations (Continued)

For the Year Ended September 30, 2014

	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	$24,357,529	$86,241,431
Foreign currency transactions	11,040	(387,898)

Net realized gain (loss)	24,368,569	85,853,533

Net change in unrealized appreciation (depreciation) on:
Investment transactions	10,353,252	(91,780,547)
Translation of assets and liabilities in foreign currencies	(60,514)	(219,426)

Net change in unrealized appreciation (depreciation)	10,292,738	(91,999,973)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	34,661,307	(6,146,440)

Net increase (decrease) in net assets resulting from operations	$38,112,296	$(628,998)

(a) Net of withholding tax of:	$611,296	$986,016

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$10,533,414	$8,977,076
(33,756)	(160,771)

10,499,658	8,816,305

(10,151,362)	(3,070,513)
(19,952)	(520,372)

(10,171,314)	(3,590,885)

328,344	5,225,420

$3,426,771	$6,132,421

$242,845	$201,033

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Money Market Fund
	Year Ended September 30, 2014		Year Ended September 30, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$19,362		$26,649
Net realized gain (loss) on investment transactions	8,896		4,430
Net change in unrealized appreciation (depreciation) on investments	-		-

Net increase (decrease) in net assets resulting from operations	28,258		31,079

Distributions to shareholders (Note 2):
From net investment income:
Class I	-		-
Class R5	(6,862)		(25,200)
Service Class	-		-
Class Y	(5,681	)*	(14,760)
Administrative Class	-		-
Class A	(6,836	)*	(22,805)
Class R3	-		-

Total distributions from net investment income	(19,379)		(62,765)

From net realized gains:
Class I	-		-
Class R5	-		-
Service Class	-		-
Administrative Class	-		-
Class A	-		-
Class R3	-		-

Total distributions from net realized gains	-		-

Net fund share transactions (Note 5):
Class I	-		-
Class R5	322,439,759		(10,817,961)
Service Class	-		-
Class Y	(102,826,076	)*	(5,781,332)
Administrative Class	-		-
Class A	(156,111,619	)*	12,304,753
Class R4**	-		-
Class R3	-		-

Increase (decrease) in net assets from fund share transactions	63,502,064		(4,294,540)

Total increase (decrease) in net assets	63,510,943		(4,326,226)
Net assets
Beginning of year	411,009,263		415,335,489

End of year	$474,520,206		$411,009,263

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-		$-

Distributions in excess of net investment income included in net assets at end of year	$(66,658)		$(64,975)

*	Class A shares and Class Y shares merged into Class S shares on March 7, 2014. Class S shares were renamed Class R5 shares on April 1, 2014.
**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund		MassMutual Premier Inflation-Protected and Income Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$8,592,666	$7,636,327	$6,859,382	$7,615,061
1,100,537	(399,777)	368,808	8,426,616
(1,813,424)	(589,822)	(2,993,755)	(36,857,341)

7,879,779	6,646,728	4,234,435	(20,815,664)

(4,754,279)	(2,972,939)	(2,766,412)	(4,436,438)
(3,840,528)	(3,039,953)	(1,075,069)	(2,425,789)
(1,671,755)	(1,354,062)	(1,591,866)	(2,851,252)
-	-	-	-
(938,310)	(703,233)	(184,617)	(301,336)
(1,253,164)	(1,231,459)	(470,479)	(968,498)
(2,817)	-	(23,611)	(32,628)

(12,460,853)	(9,301,646)	(6,112,054)	(11,015,941)

-	(1,629,804)	(3,901,385)	(1,189,400)
-	(1,820,845)	(1,627,748)	(672,137)
-	(852,974)	(2,504,490)	(817,900)
-	(458,633)	(304,554)	(89,066)
-	(896,491)	(899,454)	(314,661)
-	(11,757)	(48,644)	(10,875)

-	(5,670,504)	(9,286,275)	(3,094,039)

6,750,362	55,641,215	49,946,215	3,873,943
(16,270,565)	41,101,424	3,457,191	(11,703,148)
128,291	(2,802,482)	(2,114,354)	(3,918,056)
-	-	-	-
(5,561,742)	12,326,336	738,357	1,795,096
3,018,683	5,086,870	(1,622,017)	(6,575,388)
100,000	-	100,001	-
(635,670)	313,225	242,887	389,218

(12,470,641)	111,666,588	50,748,280	(16,138,335)

(17,051,715)	103,341,166	39,584,386	(51,063,979)

585,764,154	482,422,988	294,173,348	345,237,327

$568,712,439	$585,764,154	$333,757,734	$294,173,348

$9,435,678	$8,979,318	$7,986,718	$5,370,777

$-	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Core Bond Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$35,822,342	$36,320,735
Net realized gain (loss) on investment transactions	18,706,033	(12,155,793)
Net change in unrealized appreciation (depreciation) on investments	13,572,459	(37,860,453)

Net increase (decrease) in net assets resulting from operations	68,100,834	(13,695,511)

Distributions to shareholders (Note 2):
From net investment income:
Class I	(17,274,485)	(11,760,419)
Class R5	(15,286,443)	(16,715,444)
Service Class	(4,531,247)	(3,683,072)
Administrative Class	(2,473,551)	(1,973,054)
Class A	(4,836,181)	(3,742,227)
Class R3	(27,271)	(34,038)

Total distributions from net investment income	(44,429,178)	(37,908,254)

From net realized gains:
Class I	-	(9,935,218)
Class R5	-	(15,393,523)
Service Class	-	(3,454,333)
Administrative Class	-	(1,923,454)
Class A	-	(4,106,871)
Class R3	-	(39,187)

Total distributions from net realized gains	-	(34,852,586)

Net fund share transactions (Note 5):
Class I	125,721,272	(7,474,661)
Class R5	(12,919,078)	(175,185,370)
Service Class	19,777,990	(10,881,494)
Administrative Class	(10,540,203)	(5,891,616)
Class A	(8,761,342)	(1,528,224)
Class R4**	100,001	-
Class R3	(534,646)	293,834

Increase (decrease) in net assets from fund share transactions	112,843,994	(200,667,531)

Total increase (decrease) in net assets	136,515,650	(287,123,882)
Net assets
Beginning of year	1,407,954,686	1,695,078,568

End of year	$1,544,470,336	$1,407,954,686

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$25,974,370	$30,901,371

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund		MassMutual Premier High Yield Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$2,676,792	$2,691,339	$16,965,822	$15,982,313
412,785	(909,085)	6,669,781	11,661,754
2,434,452	(1,372,761)	(466,637)	(4,455,035)

5,524,029	409,493	23,168,966	23,189,032

(126,093)	(5)	(7,156,840)	(7,686,693)
(1,036,543)	(1,451,138)	(1,954,150)	(1,599,632)
(319,607)	(333,301)	(3,650,081)	(4,014,533)
(421,314)	(398,553)	(914,194)	(664,781)
(827,390)	(1,262,840)	(2,062,136)	(2,491,300)
- **	(51)	(43,575)	(33,142)

(2,730,947)	(3,445,888)	(15,780,976)	(16,490,081)

(4,063)	(3)	(1,853,978)	-
(36,188)	(1,042,719)	(521,804)	-
(11,383)	(312,639)	(984,929)	-
(15,095)	(289,570)	(249,512)	-
(33,584)	(993,942)	(589,419)	-
- **	(44)	(12,951)	-

(100,313)	(2,638,917)	(4,212,593)	-

5,552,672	8	4,892,610	(5,133,707)
29,686,167	884,703	7,864,666	7,909,272
5,073,454	(24,106,947)	1,670,243	(308,924)
8,469,211	3,752,807	8,237,717	5,069,235
1,895,962	(3,569,715)	1,776,899	(10,863,366)
100,001	-	100,001	-
100,000 **	(1,577)	(16,764)	182,077

50,877,467	(23,040,721)	24,525,372	(3,145,413)

53,570,236	(28,716,033)	27,700,769	3,553,538

93,003,055	121,719,088	235,872,015	232,318,477

$146,573,291	$93,003,055	$263,572,784	$235,872,015

$1,863,526	$1,693,426	$12,478,246	$11,402,452

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Balanced Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,535,321	$2,370,647
Net realized gain (loss) on investment transactions	14,511,543	11,043,146
Net change in unrealized appreciation (depreciation) on investments	1,662,649	1,615,489

Net increase (decrease) in net assets resulting from operations	18,709,513	15,029,282

Distributions to shareholders (Note 2):
From net investment income:
Class R5	(1,768,689)	(1,795,172)
Service Class	(148,050)	(117,156)
Administrative Class	(54,927)	(50,821)
Class A	(488,139)	(327,247)
Class R3	- **	-

Total distributions from net investment income	(2,459,805)	(2,290,396)

From net realized gains:
Class R5	(5,307,904)	-
Service Class	(486,732)	-
Administrative Class	(194,465)	-
Class A	(2,006,154)	-

Total distributions from net realized gains	(7,995,255)	-

Net fund share transactions (Note 5):
Class I**	36,266,259	-
Class R5	(37,948,771)	(2,989,975)
Service Class	1,997,101	2,341,724
Administrative Class	3,175,485	100,901
Class A	(5,551,704)	17,651,046
Class R4**	100,001	-
Class R3	100,000 **	-

Increase (decrease) in net assets from fund share transactions	(1,861,629)	17,103,696

Total increase (decrease) in net assets	6,392,824	29,842,582
Net assets
Beginning of year	157,650,649	127,808,067

End of year	$164,043,473	$157,650,649

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,855,484	$1,748,661

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund		MassMutual Premier Disciplined Value Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$1,736,085	$2,243,223	$5,911,757	$6,539,852
13,373,987	30,370,844	47,805,288	53,490,981
1,771,921	(4,184,156)	2,926,614	5,762,260

16,881,993	28,429,911	56,643,659	65,793,093

(1,692,845)	(2,084,066)	(4,461,989)	(4,771,965)
(1,879)	(1,968)	(1,196,680)	(1,438,085)
(200,704)	(251,497)	(98,306)	(58,924)
(77,472)	(100,464)	(161,790)	(173,369)
(868)	(684)	(1,713)	(2,011)

(1,973,768)	(2,438,679)	(5,920,478)	(6,444,354)

-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-

100,100	-	177,515,480	-
(46,583,589)	(49,984,671)	(197,311,865)	(19,419,372)
6,076	(39,466)	(11,479,632)	(10,302,557)
(3,559,102)	(6,209,417)	1,729,778	1,078,517
(1,801,308)	(2,899,523)	(2,920,940)	438,974
100,000	-	100,001	-
341	(1,166)	(3,658)	1,343

(51,737,482)	(59,134,243)	(32,370,836)	(28,203,095)

(36,829,257)	(33,143,011)	18,352,345	31,145,644

123,755,459	156,898,470	322,447,997	291,302,353

$86,926,202	$123,755,459	$340,800,342	$322,447,997

$1,196,982	$1,484,297	$4,239,903	$4,348,237

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Main Street Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,614,175	$1,887,625
Net realized gain (loss) on investment transactions	34,268,217	19,746,272
Net change in unrealized appreciation (depreciation) on investments	(3,110,652)	7,883,071

Net increase (decrease) in net assets resulting from operations	32,771,740	29,516,968

Distributions to shareholders (Note 2):
From net investment income:
Class R5	(1,211,651)	(1,502,544)
Service Class	(44,986)	(58,713)
Administrative Class	(229,178)	(323,331)
Class A	(66,762)	(107,123)
Class R3	(99)	(280)

Total distributions from net investment income	(1,552,676)	(1,991,991)

From net realized gains:
Class R5	-	-
Service Class	-	-
Administrative Class	-	-
Class A	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class I**	46,958,748	-
Class R5	(55,638,530)	(9,868,078)
Service Class	508,518	(397,238)
Administrative Class	(3,396,378)	(4,311,819)
Class A	(2,155,650)	(454,382)
Class R4**	100,000	-
Class R3	35,316	(37,273)

Increase (decrease) in net assets from fund share transactions	(13,587,976)	(15,068,790)

Total increase (decrease) in net assets	17,631,088	12,456,187
Net assets
Beginning of year	183,109,066	170,652,879

End of year	$200,740,154	$183,109,066

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,169,731	$1,135,157

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund		MassMutual Premier Small Cap Opportunities Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$4,067,809	$4,317,667	$1,502,970	$1,518,238
54,777,718	55,992,581	29,603,177	23,593,975
5,465,948	(2,977,653)	(20,077,240)	21,735,614

64,311,475	57,332,595	11,028,907	46,847,827

(2,486,089)	(3,049,735)	(807,480)	(771,082)
(694,370)	(814,371)	(32,239)	(35,673)
(217,867)	(127,057)	(84,225)	(66,410)
(192,172)	(190,668)	(497,259)	(432,796)
- **	-	- **	-

(3,590,498)	(4,181,831)	(1,421,203)	(1,305,961)

(39,505,188)	(582,878)	-	-
(11,931,756)	(165,016)	-	-
(4,020,687)	(27,034)	-	-
(4,507,911)	(47,338)	-	-

(59,965,542)	(822,266)	-	-

174,367,398	-	4,915,406	-
(91,875,911)	(37,811,753)	(14,600,221)	(7,213,806)
22,017,945	(3,848,490)	4,157,308	(1,568,133)
4,587,539	8,992,605	7,561,389	1,468,750
15,819,437	1,793,971	(11,523,751)	(1,394,859)
100,001	-	100,000	-
100,000 **	-	100,000 **	-

125,116,409	(30,873,667)	(9,289,869)	(8,708,048)

125,871,844	21,454,831	317,835	36,833,818

313,801,131	292,346,300	172,702,550	135,868,732

$439,672,975	$313,801,131	$173,020,385	$172,702,550

$2,936,926	$2,531,345	$812,118	$660,029

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Global Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,450,989	$4,320,922
Net realized gain (loss) on investment transactions	24,368,569	18,610,305
Net change in unrealized appreciation (depreciation) on investments	10,292,738	66,079,423

Net increase (decrease) in net assets resulting from operations	38,112,296	89,010,650

Distributions to shareholders (Note 2):
From net investment income:
Class I	- **	-
Class R5	(2,183,110)	(2,614,685)
Service Class	(87,996)	(85,643)
Administrative Class	(1,131,543)	(1,211,149)
Class A	(307,282)	(330,289)
Class R3	(6,586)	(7,743)

Total distributions from net investment income	(3,716,517)	(4,249,509)

From net realized gains:
Class R5	(1,676,684)	-
Service Class	(75,838)	-
Administrative Class	(1,103,296)	-
Class A	(425,476)	-
Class R3	(10,599)	-

Total distributions from net realized gains	(3,291,893)	-

Net fund share transactions (Note 5):
Class I	100,000 **	-
Class R5	(23,627,589)	(28,424,289)
Service Class	4,705,347	(568,700)
Administrative Class	(2,745,322)	(7,363,036)
Class A	(5,928,238)	(2,584,287)
Class R4**	100,000	-
Class R3	177,982	64,996

Increase (decrease) in net assets from fund share transactions	(27,217,820)	(38,875,316)

Total increase (decrease) in net assets	3,886,066	45,885,825
Net assets
Beginning of year	400,624,402	354,738,577

End of year	$404,510,468	$400,624,402

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,071,915	$2,261,714

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund		MassMutual Premier Focused International Fund
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$5,517,442	$7,157,963	$3,098,427	$1,933,339
85,853,533	42,000,213	10,499,658	3,122,104
(91,999,973)	68,731,235	(10,171,314)	5,496,276

(628,998)	117,889,411	3,426,771	10,551,719

- **	-	(1,536,642)	(1,063,618)
(5,193,011)	(5,786,543)	(68,822)	(513,418)
(343,831)	(321,754)	(35,833)	(100,077)
(191,461)	(212,882)	(30,635)	(89,498)
(433,471)	(503,389)	(117,458)	(191,242)
- **	-	(6,627)	(7,648)

(6,161,774)	(6,824,568)	(1,796,017)	(1,965,501)

(37,123,944)	(12,314,694)	-	-
(2,463,445)	(696,090)	-	-
(1,591,080)	(499,651)	-	-
(4,701,446)	(1,496,537)	-	-
- **	-	-	-

(45,879,915)	(15,006,972)	-	-

69,210,436 **	-	(69,839,654)	12,360,280
(55,985,347)	(30,655,748)	(2,511,521)	(29,751,796)
206,985	(37,831)	(2,911,106)	(5,785,553)
2,156,817	(278,031)	(2,108,589)	(3,617,348)
2,659,990	256,543	(5,620,198)	(8,819,128)
100,000	-	100,000	-
100,000 **	-	10,233	(83,149)

18,448,881	(30,715,067)	(82,880,835)	(35,696,694)

(34,221,806)	65,342,804	(81,250,081)	(27,110,476)

545,400,996	480,058,192	117,293,933	144,404,409

$511,179,190	$545,400,996	$36,043,852	$117,293,933

$5,167,953	$5,385,929	$3,051,529	$1,781,734

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Strategic Emerging Markets Fund
	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$907,001	$1,707,402
Net realized gain (loss) on investment transactions	8,816,305	(11,143,478)
Net change in unrealized appreciation (depreciation) on investments	(3,590,885)	6,337,483

Net increase (decrease) in net assets resulting from operations	6,132,421	(3,098,593)

Distributions to shareholders (Note 2):
From net investment income:
Class I	(1,494,775)	(1,094,858)
Class R5	(81,186)	(47,848)
Service Class	(2,132)	(1,277)
Administrative Class	(926)	(441)
Class A	(2,112)	-

Total distributions from net investment income	(1,581,131)	(1,144,424)

Net fund share transactions (Note 5):
Class I	20,861,000	(15,339,014)
Class R5	1,598,065	1,132,650
Service Class	42,230	8,794
Administrative Class	278,013	38,107
Class A	153,216	(35,247)
Class R4**	100,000	-
Class R3**	100,000	-

Increase (decrease) in net assets from fund share transactions	23,132,524	(14,194,710)

Total increase (decrease) in net assets	27,683,814	(18,437,727)
Net assets
Beginning of year	123,110,866	141,548,593

End of year	$150,794,680	$123,110,866

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$603,246	$1,386,727

**	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended September 30, 2014

MassMutual Premier Inflation-Protected and Income Fund
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$4,234,435
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(364,845,801)
Investments sold	278,473,833
(Increase) decrease to the principal amount of inflation-indexed bonds	(5,601,933)
(Purchase) Sale of short-term investments, net	(592,700)
Amortization (accretion) of discount and premium, net	2,072,633
(Increase) Decrease in receivable from interest and dividends	68,585
(Increase) Decrease in receivable from investment adviser	32,060
(Increase) Decrease in prepaid expenses	(12,353)
Increase (Decrease) in payable for Trustees' fees and expenses	8,745
Increase (Decrease) in payable for investment management fees	(6,403)
Increase (Decrease) in payable for administration fees	(15,349)
Increase (Decrease) in payable for service fees	(2,654)
Increase (Decrease) in payable for distribution fees	133
Increase (Decrease) in payable for shareholder service fees	8,302
Increase (Decrease) in variation margin receivable on open derivative instruments	(56,789)
Increase (Decrease) in payable for accrued expenses and other liabilities	(16,655)
Net change in unrealized (appreciation) depreciation on investments	3,066,476
Net realized (gain) loss from investments	(1,247,346)

Net cash from (used in) operating activities	(84,432,781)

Cash flows from (used in) financing activities:
Proceeds from shares sold	120,849,283
Payment on shares redeemed	(85,991,592)
Cash distributions paid	(340)
Proceeds from reverse repurchase agreements	(88,138,352)
Repayment of reverse repurchase agreements	143,740,112
Increase (Decrease) in collateral held for reverse repurchase agreements	(5,505,408)
Increase (Decrease) in payable for interest for reverse repurchase agreements	35,575

Net cash from (used in) financing activities	84,989,278

Net increase (decrease) in cash	556,497
(Due to custodian) at beginning of year	(556,495)

Cash at end of year	$2

Non cash financing activities not included herein consist of:
Reinvestment of all distributions	$15,397,989
Cash paid out for interest on reverse repurchase agreements	$354,078

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income	Total distributions	Net asset value, end of the period	Total Return[l]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class R5
09/30/14	$1.00	$0.00	[d]	$0.00	[d]	$0.00	[d]	$(0.00)[d]	$(0.00)[d]	$1.00	0.00%	[e]	$474,520	0.48%		0.12%		0.00%	[e]
09/30/13	1.00	0.00	[d]	(0.00)[d]		0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.01%		152,076	0.45%		0.15%		0.01%
09/30/12[i]	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[b,e]	162,906	0.46%	[a]	0.16%	[a]	0.00%	[a,e]
10/31/11	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	189,764	0.46%		0.20%		0.00%	[e]
10/31/10	1.00	0.00	[d]	0.00	[d]	0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.00%	[e]	221,083	0.46%		0.25%		0.00%	[e]
10/31/09	1.00	0.00	[d]	(0.00)[d]		0.00	[d]	(0.00)[d]	(0.00)[d]	1.00	0.40%		299,832	0.49%		0.45%		0.41%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14	$10.57	$0.17	$(0.01)	$0.16	$(0.23)	$-	$(0.23)	$10.50	1.46%		$193,155	0.44%		0.37%		1.62%
09/30/13	10.77	0.18	(0.02)	0.16	(0.23)	(0.13)	(0.36)	10.57	1.62%		188,114	0.50%		0.36%		1.68%
09/30/12[i]	10.87	0.18	0.16	0.34	(0.22)	(0.22)	(0.44)	10.77	3.20%	[b]	134,803	0.51%	[a]	0.37%	[a]	1.83%	[a]
10/31/11[g]	10.86	0.20	0.13	0.33	(0.25)	(0.07)	(0.32)	10.87	3.05%	[b]	137,464	0.52%	[a]	0.37%	[a]	2.07%	[a]
Class R5
09/30/14	$10.59	$0.15	$(0.01)	$0.14	$(0.21)	$-	$(0.21)	$10.52	1.36%		$179,221	0.59%		0.52%		1.47%
09/30/13	10.79	0.16	(0.02)	0.14	(0.21)	(0.13)	(0.34)	10.59	1.43%		196,790	0.69%		0.55%		1.48%
09/30/12[i]	10.88	0.16	0.16	0.32	(0.19)	(0.22)	(0.41)	10.79	2.91%	[b]	158,361	0.70%	[a]	0.56%	[a]	1.64%	[a]
10/31/11	10.93	0.20	0.05	0.25	(0.23)	(0.07)	(0.30)	10.88	2.38%		155,719	0.67%		0.55%		1.86%
10/31/10	10.64	0.29	0.34	0.63	(0.34)	-	(0.34)	10.93	6.10%		190,062	0.56%		N/A		2.72%
10/31/09	9.79	0.41	0.94	1.35	(0.50)	-	(0.50)	10.64	14.34%		143,114	0.56%		N/A		4.13%
Service Class
09/30/14	$10.53	$0.15	$(0.02)	$0.13	$(0.21)	$-	$(0.21)	$10.45	1.25%		$75,423	0.66%		0.59%		1.40%
09/30/13	10.72	0.15	(0.01)	0.14	(0.20)	(0.13)	(0.33)	10.53	1.33%		75,944	0.74%		0.60%		1.43%
09/30/12[i]	10.82	0.15	0.16	0.31	(0.19)	(0.22)	(0.41)	10.72	2.93%	[b]	79,985	0.75%	[a]	0.61%	[a]	1.59%	[a]
10/31/11	10.87	0.19	0.05	0.24	(0.22)	(0.07)	(0.29)	10.82	2.30%		75,045	0.73%		0.60%		1.80%
10/31/10	10.58	0.28	0.35	0.63	(0.34)	-	(0.34)	10.87	6.11%		59,027	0.61%		N/A		2.69%
10/31/09	9.74	0.39	0.95	1.34	(0.50)	-	(0.50)	10.58	14.36%		56,552	0.61%		N/A		3.90%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	90%	146%	349%	384%	332%	232%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$10.49	$0.14	$(0.02)	$0.12	$(0.20)	$-	$(0.20)	$10.41	1.19%		$42,999	0.75%		0.68%		1.31%
09/30/13	10.69	0.14	(0.01)	0.13	(0.20)	(0.13)	(0.33)	10.49	1.27%		48,954	0.82%		0.68%		1.36%
09/30/12[i]	10.74	0.15	0.16	0.31	(0.14)	(0.22)	(0.36)	10.69	2.87%	[b]	37,298	0.83%	[a]	0.69%	[a]	1.51%	[a]
10/31/11	10.80	0.18	0.05	0.23	(0.22)	(0.07)	(0.29)	10.74	2.18%		44,760	0.80%		0.68%		1.72%
10/31/10	10.52	0.27	0.34	0.61	(0.33)	-	(0.33)	10.80	5.95%		125,719	0.76%		0.69%		2.60%
10/31/09	9.68	0.39	0.93	1.32	(0.48)	-	(0.48)	10.52	14.19%		114,790	0.76%		0.69%		4.01%
Class A
09/30/14	$10.41	$0.11	$(0.01)	$0.10	$(0.17)	$-	$(0.17)	$10.34	0.88%		$77,196	1.00%		0.93%		1.06%
09/30/13	10.62	0.12	(0.02)	0.10	(0.18)	(0.13)	(0.31)	10.41	0.99%		74,711	1.07%		0.93%		1.11%
09/30/12[i]	10.71	0.12	0.16	0.28	(0.15)	(0.22)	(0.37)	10.62	2.66%	[b]	71,031	1.08%	[a]	0.94%	[a]	1.26%	[a]
10/31/11	10.76	0.16	0.05	0.21	(0.19)	(0.07)	(0.26)	10.71	2.02%		69,635	1.06%		0.93%		1.48%
10/31/10	10.48	0.24	0.34	0.58	(0.30)	-	(0.30)	10.76	5.70%		98,198	1.01%		0.94%		2.32%
10/31/09	9.65	0.36	0.93	1.29	(0.46)	-	(0.46)	10.48	13.99%		68,067	1.01%		0.94%		3.67%
Class R4
09/30/14gg	$10.45	$0.06	$(0.01)	$0.05	$-	$-	$-	$10.50	0.48%	[b]	$100	0.84%	[a]	N/A		1.22%	[a]
Class R3
09/30/14	$10.44	$0.09	$(0.02)	$0.07	$(0.05)	$-	$(0.05)	$10.46	0.72%		$618	1.23%		1.16%		0.82%
09/30/13	10.49	0.08	-	0.08	-	(0.13)	(0.13)	10.44	0.74%		1,251	1.37%		1.23%		0.81%
09/30/12[i]	10.60	0.09	0.15	0.24	(0.13)	(0.22)	(0.35)	10.49	2.29%	[b]	944	1.38%	[a]	1.24%	[a]	0.93%	[a]
10/31/11	10.66	0.12	0.06	0.18	(0.17)	(0.07)	(0.24)	10.60	1.67%		8,835	1.36%		1.23%		1.18%
10/31/10	10.42	0.21	0.33	0.54	(0.30)	-	(0.30)	10.66	5.33%		7,997	1.31%		1.24%		2.03%
10/31/09	9.58	0.33	0.93	1.26	(0.42)	-	(0.42)	10.42	13.72%		4,408	1.31%		1.24%		3.38%

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Interest expense to average daily net assets [p]		Net investment income (loss) to average daily net assets
Class I
09/30/14	$11.00	$0.26	$(0.08)	$0.18	$(0.26)	$(0.36)	$(0.62)	$10.56	1.79%		$160,396	0.64%		0.58%		0.13%		2.42%
09/30/13	12.22	0.28	(0.99)	(0.71)	(0.40)	(0.11)	(0.51)	11.00	(6.12%	)	115,192	0.77%		0.64%		0.20%		2.43%
09/30/12[i]	11.91	0.23	0.59	0.82	(0.51)	-	(0.51)	12.22	7.12%	[b]	124,528	0.79%	[a]	0.66%	[a]	0.21%	[a]	2.10%	[a]
10/31/11[h]	10.67	0.30	0.94	1.24	-	-	-	11.91	11.62%	[b]	101,708	0.74%	[a]	0.60%	[a]	0.15%	[a]	3.88%	[a]
Class R5
09/30/14	$10.99	$0.24	$(0.07)	$0.17	$(0.24)	$(0.36)	$(0.60)	$10.56	1.62%		$57,910	0.75%		0.69%		0.13%		2.30%
09/30/13	12.22	0.27	(1.00)	(0.73)	(0.39)	(0.11)	(0.50)	10.99	(6.22%	)	56,344	0.88%		0.75%		0.20%		2.29%
09/30/12[i]	11.90	0.21	0.60	0.81	(0.49)	-	(0.49)	12.22	7.02%	[b]	75,714	0.90%	[a]	0.77%	[a]	0.21%	[a]	1.96%	[a]
10/31/11	11.30	0.53	0.43	0.96	(0.36)	-	(0.36)	11.90	8.99%		89,413	0.83%		0.73%		0.17%		4.79%
10/31/10	10.29	0.36	0.70	1.06	(0.05)	-	(0.05)	11.30	10.28%		92,808	0.73%		N/A		0.17%		3.36%
10/31/09	9.51	(0.03)	1.58	1.55	(0.77)	-	(0.77)	10.29	16.82%		92,457	0.63%		N/A		0.07%		(0.29%	)
Service Class
09/30/14	$10.96	$0.23	$(0.08)	$0.15	$(0.23)	$(0.36)	$(0.59)	$10.52	1.54%		$77,120	0.85%		0.79%		0.13%		2.16%
09/30/13	12.18	0.26	(1.00)	(0.74)	(0.37)	(0.11)	(0.48)	10.96	(6.35%	)	82,273	0.98%		0.85%		0.20%		2.20%
09/30/12[i]	11.87	0.21	0.58	0.79	(0.48)	-	(0.48)	12.18	6.90%	[b]	95,417	1.00%	[a]	0.87%	[a]	0.21%	[a]	1.94%	[a]
10/31/11	11.27	0.48	0.47	0.95	(0.35)	-	(0.35)	11.87	8.80%		80,118	0.92%		0.84%		0.18%		4.36%
10/31/10	10.27	0.34	0.71	1.05	(0.05)	-	(0.05)	11.27	10.22%		95,864	0.83%		N/A		0.17%		3.24%
10/31/09	9.50	(0.02)	1.55	1.53	(0.76)	-	(0.76)	10.27	16.74%		96,117	0.72%		N/A		0.07%		(0.24%	)

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	65%	56%	29%	46%	41%	35%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]		Ratio of expenses to average daily net assets after expense waivers[j,n]		Interest expense to average daily net assets [p]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$11.06	$0.23	$(0.09)	$0.14	$(0.22)	$(0.36)	$(0.58)	$10.62	1.42%		$10,584	0.92%		0.86%		0.13%		2.15%
09/30/13	12.28	0.24	(0.99)	(0.75)	(0.36)	(0.11)	(0.47)	11.06	(6.46%	)	10,183	1.10%		0.97%		0.20%		2.08%
09/30/12[i]	11.84	0.19	0.59	0.78	(0.34)	-	(0.34)	12.28	6.78%	[b]	9,466	1.15%	[a]	1.02%	[a]	0.21%	[a]	1.78%	[a]
10/31/11	11.24	0.56	0.37	0.93	(0.33)	-	(0.33)	11.84	8.64%		6,301	1.07%		0.99%		0.18%		5.15%
10/31/10	10.25	0.33	0.69	1.02	(0.03)	-	(0.03)	11.24	9.97%		40,205	0.98%		N/A		0.17%		3.12%
10/31/09	9.47	(0.05)	1.56	1.51	(0.73)	-	(0.73)	10.25	16.63%		36,760	0.87%		N/A		0.07%		(0.53%	)
Class A
09/30/14	$10.80	$0.19	$(0.08)	$0.11	$(0.19)	$(0.36)	$(0.55)	$10.36	1.16%		$26,054	1.18%		1.11%		0.13%		1.79%
09/30/13	12.00	0.22	(0.98)	(0.76)	(0.33)	(0.11)	(0.44)	10.80	(6.62%	)	28,778	1.28%		1.15%		0.20%		1.93%
09/30/12[i]	11.70	0.17	0.58	0.75	(0.45)	-	(0.45)	12.00	6.65%	[b]	38,957	1.30%	[a]	1.17%	[a]	0.21%	[a]	1.62%	[a]
10/31/11	11.11	0.45	0.45	0.90	(0.31)	-	(0.31)	11.70	8.50%		37,528	1.26%		1.14%		0.18%		4.10%
10/31/10	10.13	0.31	0.69	1.00	(0.02)	-	(0.02)	11.11	9.84%		36,493	1.23%		1.13%		0.17%		2.94%
10/31/09	9.38	(0.04)	1.52	1.48	(0.73)	-	(0.73)	10.13	16.40%		38,645	1.12%		1.02%		0.07%		(0.42%	)
Class R4
09/30/14gg	$10.22	$0.16	$(0.01)	$0.15	$-	$-	$-	$10.37	1.47%	[b]	$101	1.03%	[a]	N/A		0.13%	[a]	3.03%	[a]
Class R3
09/30/14	$10.82	$0.17	$(0.09)	$0.08	$(0.17)	$(0.36)	$(0.53)	$10.37	0.93%		$1,593	1.40%		1.33%		0.13%		1.66%
09/30/13	12.04	0.18	(0.97)	(0.79)	(0.32)	(0.11)	(0.43)	10.82	(6.84%	)	1,404	1.59%		1.46%		0.20%		1.59%
09/30/12[i]	11.76	0.14	0.58	0.72	(0.44)	-	(0.44)	12.04	6.27%	[b]	1,155	1.60%	[a]	1.47%	[a]	0.21%	[a]	1.27%	[a]
10/31/11	11.18	0.43	0.45	0.88	(0.30)	-	(0.30)	11.76	8.16%		664	1.56%		1.43%		0.17%		3.85%
10/31/10	10.20	0.28	0.70	0.98	-	-	-	11.18	9.61%		384	1.52%		1.42%		0.17%		2.63%
10/31/09	9.43	(0.03)	1.49	1.46	(0.69)	-	(0.69)	10.20	16.05%		260	1.42%		1.32%		0.07%		(0.24%	)

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14	$11.27	$0.29	$0.25	$0.54	$(0.38)	$-	$(0.38)	$11.43	4.92%		$620,248	0.49%		0.40%		2.59%
09/30/13	11.88	0.28	(0.36)	(0.08)	(0.29)	(0.24)	(0.53)	11.27	(0.70%	)	485,302	0.56%		0.38%		2.48%
09/30/12[i]	11.66	0.25	0.49	0.74	(0.27)	(0.25)	(0.52)	11.88	6.63%	[b]	518,536	0.56%	[a]	0.38%	[a]	2.39%	[a]
10/31/11[g]	11.67	0.28	0.41	0.69	(0.34)	(0.36)	(0.70)	11.66	6.32%	[b]	316,018	0.58%	[a]	0.40%	[a]	2.65%	[a]
Class R5
09/30/14	$11.27	$0.27	$0.26	$0.53	$(0.35)	$-	$(0.35)	$11.45	4.72%		$511,202	0.64%		0.55%		2.43%
09/30/13	11.89	0.26	(0.37)	(0.11)	(0.27)	(0.24)	(0.51)	11.27	(0.81%	)	516,103	0.77%		0.59%		2.25%
09/30/12[i]	11.66	0.23	0.49	0.72	(0.24)	(0.25)	(0.49)	11.89	6.35%	[b]	728,293	0.77%	[a]	0.59%	[a]	2.19%	[a]
10/31/11	11.83	0.28	0.24	0.52	(0.33)	(0.36)	(0.69)	11.66	4.79%		799,669	0.74%		0.59%		2.47%
10/31/10	11.26	0.34	0.63	0.97	(0.40)	-	(0.40)	11.83	8.89%		789,543	0.60%		N/A		3.00%
10/31/09	10.16	0.45	1.33	1.78	(0.59)	(0.09)	(0.68)	11.26	18.53%		650,768	0.60%		N/A		4.26%
Service Class
09/30/14	$11.22	$0.27	$0.24	$0.51	$(0.35)	$-	$(0.35)	$11.38	4.65%		$166,094	0.71%		0.63%		2.36%
09/30/13	11.83	0.25	(0.36)	(0.11)	(0.26)	(0.24)	(0.50)	11.22	(0.94%	)	143,460	0.82%		0.64%		2.21%
09/30/12[i]	11.61	0.23	0.48	0.71	(0.24)	(0.25)	(0.49)	11.83	6.34%	[b]	162,692	0.82%	[a]	0.64%	[a]	2.14%	[a]
10/31/11	11.78	0.27	0.25	0.52	(0.33)	(0.36)	(0.69)	11.61	4.75%		153,857	0.79%		0.64%		2.42%
10/31/10	11.21	0.34	0.62	0.96	(0.39)	-	(0.39)	11.78	8.88%		160,114	0.65%		N/A		2.96%
10/31/09	10.12	0.44	1.32	1.76	(0.58)	(0.09)	(0.67)	11.21	18.40%		144,757	0.65%		N/A		4.24%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	361%	452%	447%	539%	463%	333%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$11.16	$0.25	$0.25	$0.50	$(0.34)	$-	$(0.34)	$11.32	4.60%		$70,975	0.81%		0.71%		2.27%
09/30/13	11.77	0.24	(0.36)	(0.12)	(0.25)	(0.24)	(0.49)	11.16	(1.03%	)	80,694	0.89%		0.71%		2.15%
09/30/12[i]	11.53	0.22	0.48	0.70	(0.21)	(0.25)	(0.46)	11.77	6.28%	[b]	91,405	0.89%	[a]	0.71%	[a]	2.07%	[a]
10/31/11	11.70	0.26	0.25	0.51	(0.32)	(0.36)	(0.68)	11.53	4.70%		91,457	0.86%		0.71%		2.35%
10/31/10	11.15	0.33	0.61	0.94	(0.39)	-	(0.39)	11.70	8.67%		217,513	0.79%		0.71%		2.89%
10/31/09	10.06	0.43	1.33	1.76	(0.58)	(0.09)	(0.67)	11.15	18.41%		211,250	0.80%		0.72%		4.19%
Class A
09/30/14	$11.04	$0.22	$0.25	$0.47	$(0.31)	$-	$(0.31)	$11.20	4.25%		$174,618	1.05%		0.96%		2.02%
09/30/13	11.65	0.21	(0.36)	(0.15)	(0.22)	(0.24)	(0.46)	11.04	(1.20%	)	180,654	1.14%		0.96%		1.90%
09/30/12[i]	11.44	0.19	0.48	0.67	(0.21)	(0.25)	(0.46)	11.65	6.01%	[b]	192,598	1.14%	[a]	0.96%	[a]	1.82%	[a]
10/31/11	11.62	0.23	0.24	0.47	(0.29)	(0.36)	(0.65)	11.44	4.39%		201,638	1.12%		0.96%		2.10%
10/31/10	11.07	0.29	0.62	0.91	(0.36)	-	(0.36)	11.62	8.47%		206,416	1.05%		0.97%		2.64%
10/31/09	9.99	0.40	1.32	1.72	(0.55)	(0.09)	(0.64)	11.07	18.13%		179,142	1.05%		0.97%		3.88%
Class R4
09/30/14gg	$10.95	$0.12	$0.13	$0.25	$-	$-	$-	$11.20	2.28%	[b]	$102	0.86%	[a]	N/A		2.08%	[a]
Class R3
09/30/14	$11.20	$0.20	$0.24	$0.44	$(0.24)	$-	$(0.24)	$11.40	4.02%		$1,231	1.29%		1.20%		1.78%
09/30/13	11.83	0.18	(0.36)	(0.18)	(0.21)	(0.24)	(0.45)	11.20	(1.53%	)	1,742	1.46%		1.28%		1.59%
09/30/12[i]	11.61	0.16	0.48	0.64	(0.17)	(0.25)	(0.42)	11.83	5.72%	[b]	1,555	1.46%	[a]	1.28%	[a]	1.49%	[a]
10/31/11	11.78	0.20	0.25	0.45	(0.26)	(0.36)	(0.62)	11.61	4.12%		1,014	1.44%		1.28%		1.78%
10/31/10	11.23	0.26	0.63	0.89	(0.34)	-	(0.34)	11.78	8.10%		1,000	1.37%		1.29%		2.31%
10/31/09	9.95	0.36	1.34	1.70	(0.33)	(0.09)	(0.42)	11.23	17.65%		714	1.37%		1.29%		3.46%

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14	$10.61	$0.29	$0.30	$0.59	$(0.31)	$(0.01)	$(0.32)	$10.88	5.75%		$5,659		0.59%		0.51%		2.68%
09/30/13	11.24	0.37	(0.22)	0.15	(0.48)	(0.30)	(0.78)	10.61	1.36%		0	[f]	0.66%		0.48%		3.44%
09/30/12[i]	11.08	0.29	0.63	0.92	-	(0.76)	(0.76)	11.24	8.84%	[b]	0	[f]	0.67%	[a]	0.50%	[a]	2.90%	[a]
10/31/11[g]	10.96	0.32	0.36	0.68	(0.47)	(0.09)	(0.56)	11.08	6.56%	[b]	0	[f]	0.64%	[a]	0.47%	[a]	3.22%	[a]
Class R5
09/30/14	$9.90	$0.26	$0.28	$0.54	$(0.29)	$(0.01)	$(0.30)	$10.14	5.49%		$68,204		0.69%		0.59%		2.59%
09/30/13	10.57	0.29	(0.25)	0.04	(0.41)	(0.30)	(0.71)	9.90	0.40%		37,501		0.86%		0.69%		2.83%
09/30/12[i]	11.07	0.28	0.48	0.76	(0.50)	(0.76)	(1.26)	10.57	7.61%	[b]	38,986		0.93%	[a]	0.76%	[a]	3.00%	[a]
10/31/11	11.10	0.35	0.15	0.50	(0.44)	(0.09)	(0.53)	11.07	4.85%		31,390		0.85%		0.72%		3.25%
10/31/10	10.73	0.37	0.58	0.95	(0.58)	-	(0.58)	11.10	9.31%		53,298		0.71%		N/A		3.51%
10/31/09	9.69	0.44	1.24	1.68	(0.62)	(0.02)	(0.64)	10.73	18.21%		82,961		0.71%		N/A		4.42%
Service Class
09/30/14	$10.00	$0.25	$0.28	$0.53	$(0.28)	$(0.01)	$(0.29)	$10.24	5.37%		$15,644		0.79%		0.69%		2.51%
09/30/13	10.58	0.28	(0.25)	0.03	(0.31)	(0.30)	(0.61)	10.00	0.34%		10,226		0.94%		0.77%		2.71%
09/30/12[i]	11.08	0.28	0.48	0.76	(0.50)	(0.76)	(1.26)	10.58	7.62%	[b]	34,732		0.98%	[a]	0.81%	[a]	2.96%	[a]
10/31/11	11.12	0.35	0.14	0.49	(0.44)	(0.09)	(0.53)	11.08	4.77%		35,701		0.92%		0.77%		3.21%
10/31/10	10.75	0.37	0.58	0.95	(0.58)	-	(0.58)	11.12	9.27%		34,202		0.76%		N/A		3.47%
10/31/09	9.72	0.43	1.24	1.67	(0.62)	(0.02)	(0.64)	10.75	18.18%		35,473		0.76%		N/A		4.28%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	382%	438%	463%	566%	465%	322%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
g	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$9.99	$0.24	$0.28	$0.52	$(0.28)	$(0.01)	$(0.29)	$10.22	5.26%		$22,159	0.89%		0.79%		2.41%
09/30/13	10.67	0.28	(0.25)	0.03	(0.41)	(0.30)	(0.71)	9.99	0.26%		13,271	0.97%		0.80%		2.73%
09/30/12[i]	11.03	0.28	0.48	0.76	(0.36)	(0.76)	(1.12)	10.67	7.61%	[b]	10,174	0.99%	[a]	0.82%	[a]	2.95%	[a]
10/31/11	11.07	0.34	0.15	0.49	(0.44)	(0.09)	(0.53)	11.03	4.74%		11,093	0.92%		0.78%		3.19%
10/31/10	10.70	0.37	0.58	0.95	(0.58)	-	(0.58)	11.07	9.29%		103,653	0.92%		0.77%		3.45%
10/31/09	9.67	0.42	1.25	1.67	(0.62)	(0.02)	(0.64)	10.70	18.21%		132,257	0.92%		0.77%		4.29%
Class A
09/30/14	$9.94	$0.22	$0.27	$0.49	$(0.25)	$(0.01)	$(0.26)	$10.17	5.04%		$34,703	1.16%		1.06%		2.15%
09/30/13	10.61	0.25	(0.25)	-	(0.37)	(0.30)	(0.67)	9.94	(0.05%	)	32,005	1.22%		1.05%		2.47%
09/30/12[i]	11.09	0.26	0.48	0.74	(0.46)	(0.76)	(1.22)	10.61	7.39%	[b]	37,826	1.23%	[a]	1.06%	[a]	2.71%	[a]
10/31/11	11.13	0.32	0.15	0.47	(0.42)	(0.09)	(0.51)	11.09	4.49%		37,674	1.18%		1.02%		2.96%
10/31/10	10.76	0.34	0.58	0.92	(0.55)	-	(0.55)	11.13	9.00%		48,810	1.16%		1.01%		3.21%
10/31/09	9.72	0.37	1.28	1.65	(0.59)	(0.02)	(0.61)	10.76	17.93%		44,121	1.16%		1.01%		3.75%
Class R4
09/30/14gg	$9.93	$0.11	$0.14	$0.25	$-	$-	$-	$10.18	2.52%	[b]	$102	1.00%	[a]	0.97%	[a]	2.12%	[a]
Class R3
09/30/14gg	$9.93	$0.09	$0.14	$0.23	$-	$-	$-	$10.16	2.32%	[b]	$102	1.25%	[a]	1.22%	[a]	1.87%	[a]

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14	$10.07	$0.68	$0.25	$0.93	$(0.67)	$(0.17)	$(0.84)	$10.16	9.79%		$105,460	0.57%		0.52%		6.68%
09/30/13	9.78	0.70	0.30	1.00	(0.71)	-	(0.71)	10.07	10.75%		99,457	0.60%		0.50%		7.09%
09/30/12[i]	9.19	0.64	0.53	1.17	(0.58)	-	(0.58)	9.78	13.58%	[b]	101,547	0.59%	[a]	0.49%	[a]	7.59%	[a]
10/31/11[h]	9.06	0.45	(0.32)	0.13	-	-	-	9.19	1.43%	[b]	77,527	0.61%	[a]	0.50%	[a]	7.42%	[a]
Class R5
09/30/14	$10.09	$0.66	$0.26	$0.92	$(0.65)	$(0.17)	$(0.82)	$10.19	9.63%		$39,737	0.72%		0.67%		6.52%
09/30/13	9.80	0.68	0.30	0.98	(0.69)	-	(0.69)	10.09	10.51%		31,341	0.80%		0.70%		6.86%
09/30/12[i]	9.17	0.62	0.52	1.14	(0.51)	-	(0.51)	9.80	13.22%	[b]	22,723	0.80%	[a]	0.70%	[a]	7.37%	[a]
10/31/11	9.52	0.67	(0.15)	0.52	(0.87)	-	(0.87)	9.17	6.10%		37,865	0.77%		0.71%		7.34%
10/31/10	8.75	0.73	0.74	1.47	(0.70)	-	(0.70)	9.52	17.75%		57,929	0.70%		N/A		8.33%
10/31/09	7.97	0.67	1.07	1.74	(0.96)	-	(0.96)	8.75	25.68%		74,817	0.70%		N/A		8.66%
Service Class
09/30/14	$10.09	$0.65	$0.26	$0.91	$(0.65)	$(0.17)	$(0.82)	$10.18	9.46%		$61,150	0.80%		0.75%		6.45%
09/30/13	9.80	0.67	0.31	0.98	(0.69)	-	(0.69)	10.09	10.56%		58,569	0.85%		0.75%		6.82%
09/30/12[i]	9.20	0.62	0.53	1.15	(0.55)	-	(0.55)	9.80	13.23%	[b]	57,111	0.85%	[a]	0.75%	[a]	7.33%	[a]
10/31/11	9.55	0.66	(0.14)	0.52	(0.87)	-	(0.87)	9.20	5.95%		55,184	0.82%		0.76%		7.29%
10/31/10	8.77	0.73	0.74	1.47	(0.69)	-	(0.69)	9.55	17.84%		55,480	0.75%		N/A		8.26%
10/31/09	7.97	0.67	1.07	1.74	(0.94)	-	(0.94)	8.77	25.59%		65,222	0.75%		N/A		8.59%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	80%	106%	86%	72%	120%	101%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$9.99	$0.64	$0.25	$0.89	$(0.64)	$(0.17)	$(0.81)	$10.07	9.37%		$22,802	0.92%		0.87%		6.33%
09/30/13	9.72	0.65	0.31	0.96	(0.69)	-	(0.69)	9.99	10.40%		14,288	1.00%		0.90%		6.66%
09/30/12[i]	9.13	0.60	0.53	1.13	(0.54)	-	(0.54)	9.72	12.98%	[b]	8,886	1.00%	[a]	0.90%	[a]	7.17%	[a]
10/31/11	9.48	0.64	(0.14)	0.50	(0.85)	-	(0.85)	9.13	5.84%		4,980	0.98%		0.91%		7.04%
10/31/10	8.72	0.71	0.73	1.44	(0.68)	-	(0.68)	9.48	17.62%		5,323	0.90%		N/A		8.13%
10/31/09	7.93	0.65	1.07	1.72	(0.93)	-	(0.93)	8.72	25.46%		4,391	0.90%		N/A		8.47%
Class A
09/30/14	$9.94	$0.61	$0.25	$0.86	$(0.61)	$(0.17)	$(0.78)	$10.02	9.10%		$33,597	1.17%		1.12%		6.08%
09/30/13	9.66	0.63	0.29	0.92	(0.64)	-	(0.64)	9.94	10.09%		31,490	1.25%		1.15%		6.43%
09/30/12[i]	9.07	0.58	0.52	1.10	(0.51)	-	(0.51)	9.66	12.78%	[b]	41,525	1.25%	[a]	1.15%	[a]	6.95%	[a]
10/31/11	9.42	0.62	(0.14)	0.48	(0.83)	-	(0.83)	9.07	5.60%		31,330	1.22%		1.16%		6.91%
10/31/10	8.67	0.69	0.72	1.41	(0.66)	-	(0.66)	9.42	17.33%		39,750	1.15%		N/A		7.87%
10/31/09	7.89	0.63	1.07	1.70	(0.92)	-	(0.92)	8.67	25.11%		35,953	1.15%		N/A		8.22%
Class R4
09/30/14gg	$9.89	$0.31	$(0.18)	$0.13	$-	$-	$-	$10.02	1.31%	[b]	$101	1.01%	[a]	1.00%	[a]	6.05%	[a]
Class R3
09/30/14	$10.07	$0.59	$0.27	$0.86	$(0.59)	$(0.17)	$(0.76)	$10.17	8.92%		$726	1.39%		1.34%		5.84%
09/30/13	9.78	0.60	0.31	0.91	(0.62)	-	(0.62)	10.07	9.69%		727	1.55%		1.45%		6.10%
09/30/12[i]	9.17	0.56	0.53	1.09	(0.48)	-	(0.48)	9.78	12.55%	[b]	526	1.55%	[a]	1.45%	[a]	6.64%	[a]
10/31/11	9.51	0.61	(0.16)	0.45	(0.79)	-	(0.79)	9.17	5.19%		336	1.51%		1.46%		6.68%
10/31/10	8.75	0.67	0.73	1.40	(0.64)	-	(0.64)	9.51	16.95%		640	1.45%		N/A		7.58%
10/31/09	7.88	0.61	1.09	1.70	(0.83)	-	(0.83)	8.75	24.87%		723	1.45%		N/A		7.93%

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14gg	$12.51	$0.12	$0.38	$0.50	$-	$-	$-	$13.01	4.00%	[b]	$36,306	0.61%	[a]	0.60%	[a]	1.82%	[a]
Class R5
09/30/14	$12.38	$0.21	$1.25	$1.46	$(0.21)	$(0.63)	$(0.84)	$13.00	12.33%		$74,267	0.67%		0.67%[k]		1.69%
09/30/13	11.34	0.21	1.04	1.25	(0.21)	-	(0.21)	12.38	11.17%		106,661	0.64%		0.63%		1.78%
09/30/12[i]	10.34	0.20	1.02	1.22	(0.22)	-	(0.22)	11.34	12.12%	[b]	100,521	0.65%	[a]	0.63%	[a]	1.99%	[a]
10/31/11	9.95	0.19	0.39	0.58	(0.19)	-	(0.19)	10.34	5.88%		97,350	0.67%		0.65%		1.85%
10/31/10	8.95	0.19	1.03	1.22	(0.22)	-	(0.22)	9.95	13.91%		109,890	0.64%		0.62%		1.99%
10/31/09	8.12	0.23	0.89	1.12	(0.29)	-	(0.29)	8.95	14.41%		108,844	0.64%		0.62%		2.83%
Service Class
09/30/14	$12.80	$0.21	$1.29	$1.50	$(0.19)	$(0.63)	$(0.82)	$13.48	12.23%		$11,914	0.80%		0.80%[k]		1.57%
09/30/13	11.73	0.20	1.06	1.26	(0.19)	-	(0.19)	12.80	10.92%		9,370	0.80%		0.79%		1.63%
09/30/12[i]	10.68	0.19	1.06	1.25	(0.20)	-	(0.20)	11.73	12.02%	[b]	6,294	0.81%	[a]	0.79%	[a]	1.82%	[a]
10/31/11	10.28	0.18	0.40	0.58	(0.18)	-	(0.18)	10.68	5.65%		4,638	0.83%		0.81%		1.69%
10/31/10	9.24	0.18	1.07	1.25	(0.21)	-	(0.21)	10.28	13.74%		4,268	0.80%		0.78%		1.80%
10/31/09	8.37	0.21	0.93	1.14	(0.27)	-	(0.27)	9.24	14.20%		2,061	0.80%		0.78%		2.58%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	192%	242%	228%	272%	243%	215%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$12.41	$0.19	$1.25	$1.44	$(0.18)	$(0.63)	$(0.81)	$13.04	12.09%		$7,089	0.92%		0.92%[k]		1.46%
09/30/13	11.38	0.17	1.04	1.21	(0.18)	-	(0.18)	12.41	10.69%		3,603	0.95%		0.94%		1.47%
09/30/12[i]	10.29	0.16	1.03	1.19	(0.10)	-	(0.10)	11.38	11.80%	[b]	3,234	0.96%	[a]	0.94%	[a]	1.65%	[a]
10/31/11	9.91	0.16	0.39	0.55	(0.17)	-	(0.17)	10.29	5.61%		818	0.96%		0.94%		1.56%
10/31/10	8.92	0.15	1.04	1.19	(0.20)	-	(0.20)	9.91	13.53%		3,492	0.95%		0.93%		1.60%
10/31/09	8.09	0.19	0.90	1.09	(0.26)	-	(0.26)	8.92	14.05%		2,078	0.95%		0.93%		2.44%
Class A
09/30/14	$12.14	$0.15	$1.22	$1.37	$(0.15)	$(0.63)	$(0.78)	$12.73	11.80%		$34,260	1.18%		1.17%		1.18%
09/30/13	11.15	0.14	1.01	1.15	(0.16)	-	(0.16)	12.14	10.50%		38,017	1.20%		1.19%		1.23%
09/30/12[i]	10.17	0.14	1.01	1.15	(0.17)	-	(0.17)	11.15	11.50%	[b]	17,759	1.21%	[a]	1.19%	[a]	1.42%	[a]
10/31/11	9.79	0.13	0.39	0.52	(0.14)	-	(0.14)	10.17	5.38%		12,622	1.23%		1.21%		1.29%
10/31/10	8.81	0.13	1.02	1.15	(0.17)	-	(0.17)	9.79	13.27%		12,157	1.20%		1.18%		1.39%
10/31/09	7.98	0.18	0.88	1.06	(0.23)	-	(0.23)	8.81	13.82%		7,265	1.20%		1.18%		2.29%
Class R4
09/30/14gg	$12.28	$0.09	$0.37	$0.46	$-	$-	$-	$12.74	3.75%	[b]	$104	1.06%	[a]	1.05%	[a]	1.38%	[a]
Class R3
09/30/14gg	$12.28	$0.07	$0.37	$0.44	$-	$-	$-	$12.72	3.58%	[b]	$104	1.31%	[a]	1.30%	[a]	1.13%	[a]

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14gg	$20.06	$0.16	$0.73	$0.89	$-	$-	$20.95	4.44%	[b]	$105	0.63%	[a]	0.60%	[a]	1.50%	[a]
Class R5
09/30/14	$18.37	$0.32	$2.56	$2.88	$(0.32)	$(0.32)	$20.93	15.85%		$64,896	0.67%		0.66%		1.64%
09/30/13	15.23	0.28	3.12	3.40	(0.26)	(0.26)	18.37	22.56%		99,626	0.62%		N/A		1.69%
09/30/12[i]	13.96	0.26	1.24	1.50	(0.23)	(0.23)	15.23	11.14%	[b]	128,342	0.62%	[a]	N/A		1.96%	[a]
10/31/11	13.67	0.19	0.30	0.49	(0.20)	(0.20)	13.96	3.55%		140,828	0.61%		N/A		1.28%
10/31/10	12.43	0.14	1.38	1.52	(0.28)	(0.28)	13.67	12.37%		158,921	0.61%		N/A		1.09%
10/31/09	10.83	0.25	1.60	1.85	(0.25)	(0.25)	12.43	17.81%		179,373	0.62%		N/A		2.41%
Service Class
09/30/14	$18.43	$0.31	$2.57	$2.88	$(0.30)	$(0.30)	$21.01	15.81%		$132	0.78%		0.76%		1.52%
09/30/13	15.29	0.26	3.12	3.38	(0.24)	(0.24)	18.43	22.42%		110	0.72%		N/A		1.59%
09/30/12[i]	14.00	0.24	1.27	1.51	(0.22)	(0.22)	15.29	11.04%	[b]	127	0.72%	[a]	N/A		1.86%	[a]
10/31/11	13.66	0.17	0.30	0.47	(0.13)	(0.13)	14.00	3.44%		143	0.71%		N/A		1.19%
10/31/10	12.43	0.13	1.36	1.49	(0.26)	(0.26)	13.66	12.18%		196	0.71%		N/A		0.99%
10/31/09	10.82	0.24	1.60	1.84	(0.23)	(0.23)	12.43	17.69%		1,021	0.72%		N/A		2.28%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	43%	150%	72%	93%	100%	138%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$18.40	$0.28	$2.58	$2.86	$(0.28)	$(0.28)	$20.98	15.65%		$14,077	0.88%		0.87%		1.40%
09/30/13	15.25	0.25	3.12	3.37	(0.22)	(0.22)	18.40	22.32%		15,628	0.83%		N/A		1.48%
09/30/12[i]	13.97	0.23	1.25	1.48	(0.20)	(0.20)	15.25	10.91%	[b]	18,705	0.83%	[a]	N/A		1.74%	[a]
10/31/11	13.68	0.16	0.30	0.46	(0.17)	(0.17)	13.97	3.32%		19,579	0.82%		N/A		1.08%
10/31/10	12.44	0.11	1.38	1.49	(0.25)	(0.25)	13.68	12.14%		23,889	0.82%		N/A		0.88%
10/31/09	10.82	0.23	1.60	1.83	(0.21)	(0.21)	12.44	17.57%		26,776	0.83%		N/A		2.16%
Class A
09/30/14	$18.35	$0.23	$2.57	$2.80	$(0.21)	$(0.21)	$20.94	15.35%		$7,513	1.15%		1.14%		1.13%
09/30/13	15.22	0.20	3.11	3.31	(0.18)	(0.18)	18.35	21.94%		8,304	1.12%		N/A		1.19%
09/30/12[i]	13.91	0.19	1.26	1.45	(0.14)	(0.14)	15.22	10.59%	[b]	9,649	1.12%	[a]	N/A		1.45%	[a]
10/31/11	13.62	0.11	0.31	0.42	(0.13)	(0.13)	13.91	3.04%		9,800	1.11%		N/A		0.78%
10/31/10	12.39	0.08	1.37	1.45	(0.22)	(0.22)	13.62	11.82%		13,441	1.11%		N/A		0.59%
10/31/09	10.76	0.20	1.60	1.80	(0.17)	(0.17)	12.39	17.27%		15,490	1.12%		N/A		1.88%
Class R4
09/30/14gg	$20.11	$0.11	$0.73	$0.84	$-	$-	$20.95	4.23%	[b]	$104	1.08%	[a]	1.05%	[a]	1.05%	[a]
Class R3
09/30/14	$18.26	$0.18	$2.56	$2.74	$(0.18)	$(0.18)	$20.82	15.09%		$101	1.38%		1.37%		0.91%
09/30/13	15.15	0.15	3.10	3.25	(0.14)	(0.14)	18.26	21.54%		88	1.43%		N/A		0.87%
09/30/12[i]	13.87	0.17	1.23	1.40	(0.12)	(0.12)	15.15	10.28%	[b]	74	1.43%	[a]	N/A		1.28%	[a]
10/31/11	13.59	0.07	0.31	0.38	(0.10)	(0.10)	13.87	2.74%		117	1.42%		N/A		0.46%
10/31/10	12.38	0.04	1.36	1.40	(0.19)	(0.19)	13.59	11.40%		117	1.42%		N/A		0.27%
10/31/09	10.74	0.17	1.61	1.78	(0.14)	(0.14)	12.38	16.95%		131	1.43%		N/A		1.57%

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14gg	$15.15	$0.14	$0.46	$0.60	$-	$-	$15.75	3.96%	[b]	$182,826	0.50%	[a]	N/A		1.73%	[a]
Class R5
09/30/14	$13.55	$0.27	$2.20	$2.47	$(0.26)	$(0.26)	$15.76	18.30%		$71,929	0.57%		N/A		1.81%
09/30/13	11.29	0.26	2.26	2.52	(0.26)	(0.26)	13.55	22.88%		236,830	0.56%		0.53%		2.08%
09/30/12[i]	9.94	0.22	1.32	1.54	(0.19)	(0.19)	11.29	15.93%	[b]	212,647	0.57%	[a]	0.52%	[a]	2.28%	[a]
10/31/11	9.50	0.18	0.44	0.62	(0.18)	(0.18)	9.94	6.55%		201,137	0.59%		0.57%		1.82%
10/31/10	8.44	0.17	1.07	1.24	(0.18)	(0.18)	9.50	14.89%		139,983	0.61%		N/A		1.83%
10/31/09	8.53	0.19	0.01	0.20	(0.29)	(0.29)	8.44	2.71%		142,884	0.61%		N/A		2.57%
Service Class
09/30/14	$13.48	$0.25	$2.17	$2.42	$(0.24)	$(0.24)	$15.66	18.15%		$68,003	0.68%		N/A		1.66%
09/30/13	11.22	0.25	2.26	2.51	(0.25)	(0.25)	13.48	22.82%		69,162	0.65%		0.62%		2.01%
09/30/12[i]	9.88	0.21	1.31	1.52	(0.18)	(0.18)	11.22	15.78%	[b]	66,311	0.66%	[a]	0.61%	[a]	2.18%	[a]
10/31/11	9.45	0.17	0.43	0.60	(0.17)	(0.17)	9.88	6.38%		53,589	0.69%		0.68%		1.71%
10/31/10	8.39	0.16	1.07	1.23	(0.17)	(0.17)	9.45	14.87%		56,917	0.71%		N/A		1.73%
10/31/09	8.48	0.18	0.01	0.19	(0.28)	(0.28)	8.39	2.57%		64,686	0.71%		N/A		2.45%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	92%	145%	127%	124%	107%	115%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$13.68	$0.23	$2.23		$2.46	$(0.24)	$(0.24)	$15.90	18.02%		$7,047	0.80%		N/A		1.54%
09/30/13	11.40	0.23	2.29		2.52	(0.24)	(0.24)	13.68	22.60%		4,459	0.79%		0.76%		1.82%
09/30/12[i]	9.85	0.20	1.35		1.55	-	-	11.40	15.74%	[b]	2,717	0.80%	[a]	0.75%	[a]	2.04%	[a]
10/31/11	9.41	0.16	0.44		0.60	(0.16)	(0.16)	9.85	6.36%		1,948	0.84%		0.84%	[k]	1.53%
10/31/10	8.36	0.14	1.07		1.21	(0.16)	(0.16)	9.41	14.65%		67,006	0.86%		N/A		1.58%
10/31/09	8.45	0.17	0.00	[d]	0.17	(0.26)	(0.26)	8.36	2.35%		64,811	0.86%		N/A		2.28%
Class A
09/30/14	$13.36	$0.19	$2.15		$2.34	$(0.19)	$(0.19)	$15.51	17.67%		$10,718	1.05%		N/A		1.29%
09/30/13	11.13	0.20	2.24		2.44	(0.21)	(0.21)	13.36	22.26%		11,844	1.04%		1.01%		1.60%
09/30/12[i]	9.79	0.17	1.31		1.48	(0.14)	(0.14)	11.13	15.41%	[b]	9,501	1.05%	[a]	1.00%	[a]	1.80%	[a]
10/31/11	9.36	0.13	0.43		0.56	(0.13)	(0.13)	9.79	5.99%		9,129	1.09%		1.07%		1.31%
10/31/10	8.31	0.12	1.07		1.19	(0.14)	(0.14)	9.36	14.45%		9,521	1.11%		N/A		1.33%
10/31/09	8.40	0.15	(0.01)		0.14	(0.23)	(0.23)	8.31	2.15%		11,099	1.11%		N/A		2.06%
Class R4
09/30/14gg	$14.96	$0.10	$0.46		$0.56	$-	$-	$15.52	3.74%	[b]	$104	0.95%	[a]	N/A		1.32%	[a]
Class R3
09/30/14	$13.43	$0.16	$2.17		$2.33	$(0.15)	$(0.15)	$15.61	17.48%		$174	1.27%		N/A		1.06%
09/30/13	11.19	0.16	2.26		2.42	(0.18)	(0.18)	13.43	21.92%		153	1.34%		1.31%		1.30%
09/30/12[i]	9.83	0.14	1.32		1.46	(0.10)	(0.10)	11.19	15.08%	[b]	126	1.35%	[a]	1.30%	[a]	1.50%	[a]
10/31/11	9.40	0.10	0.43		0.53	(0.10)	(0.10)	9.83	5.64%		129	1.40%		1.38%		1.01%
10/31/10	8.36	0.09	1.07		1.16	(0.12)	(0.12)	9.40	13.99%		188	1.42%		N/A		1.02%
10/31/09	8.42	0.13	0.00	[d]	0.13	(0.19)	(0.19)	8.36	1.85%		228	1.42%		N/A		1.72%

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14gg	$13.41	$0.08	$0.74	$0.82	$-	$-	$14.23	6.11%	[b]	$47,537		0.62%	[a]	N/A		1.07%	[a]
Class R5
09/30/14	$12.10	$0.12	$2.11	$2.23	$(0.11)	$(0.11)	$14.22	18.54%		$97,358		0.76%		0.72%		0.89%
09/30/13	10.32	0.13	1.78	1.91	(0.13)	(0.13)	12.10	18.65%		131,115		0.80%		0.71%		1.16%
09/30/12[i]	8.77	0.08	1.54	1.62	(0.07)	(0.07)	10.32	18.79%	[b]	121,085		0.81%	[a]	0.71%	[a]	0.97%	[a]
10/31/11	8.50	0.08	0.27	0.35	(0.08)	(0.08)	8.77	4.08%		111,826		0.81%		0.71%		0.91%
10/31/10	7.25	0.08	1.27	1.35	(0.10)	(0.10)	8.50	18.73%		125,255		0.81%		0.71%		1.01%
10/31/09	6.53	0.10	0.74	0.84	(0.12)	(0.12)	7.25	13.28%		125,429		0.84%		0.71%		1.54%
Service Class
09/30/14	$12.26	$0.11	$2.14	$2.25	$(0.11)	$(0.11)	$14.40	18.40%		$6,742		0.84%		0.79%		0.82%
09/30/13	10.46	0.12	1.81	1.93	(0.13)	(0.13)	12.26	18.71%		5,267		0.85%		0.76%		1.11%
09/30/12[i]	8.81	0.08	1.57	1.65	-	-	10.46	18.73%	[b]	4,905		0.86%	[a]	0.76%	[a]	0.86%	[a]
10/31/11	8.55	0.08	0.26	0.34	(0.08)	(0.08)	8.81	4.00%		0	[f]	0.86%		0.76%		0.90%
10/31/10	7.30	0.04	1.30	1.34	(0.09)	(0.09)	8.55	18.55%		2,045		0.86%		0.76%		0.53%
10/31/09	6.57	0.09	0.76	0.85	(0.12)	(0.12)	7.30	13.30%		73		0.89%		0.76%		1.49%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	53%	43%	37%	37%	51%	121%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
f	Amount is less than $500.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$12.08	$0.09	$2.11	$2.20	$(0.09)	$(0.09)	$14.19	18.26%		$35,299	0.96%		0.92%		0.69%
09/30/13	10.30	0.11	1.78	1.89	(0.11)	(0.11)	12.08	18.52%		33,164	1.00%		0.91%		0.97%
09/30/12[i]	8.75	0.07	1.53	1.60	(0.05)	(0.05)	10.30	18.44%	[b]	32,593	1.01%	[a]	0.91%	[a]	0.77%	[a]
10/31/11	8.48	0.06	0.27	0.33	(0.06)	(0.06)	8.75	3.89%		39,959	1.01%		0.91%		0.71%
10/31/10	7.24	0.06	1.26	1.32	(0.08)	(0.08)	8.48	18.39%		46,075	1.01%		0.91%		0.81%
10/31/09	6.51	0.09	0.74	0.83	(0.10)	(0.10)	7.24	13.13%		44,614	1.04%		0.91%		1.36%
Class A
09/30/14	$11.98	$0.06	$2.09	$2.15	$(0.06)	$(0.06)	$14.07	17.99%		$13,580	1.21%		1.17%		0.44%
09/30/13	10.23	0.08	1.76	1.84	(0.09)	(0.09)	11.98	18.18%		13,493	1.25%		1.16%		0.71%
09/30/12[i]	8.68	0.04	1.54	1.58	(0.03)	(0.03)	10.23	18.23%	[b]	11,976	1.26%	[a]	1.16%	[a]	0.51%	[a]
10/31/11	8.41	0.04	0.27	0.31	(0.04)	(0.04)	8.68	3.66%		8,120	1.26%		1.16%		0.46%
10/31/10	7.18	0.04	1.25	1.29	(0.06)	(0.06)	8.41	18.11%		9,236	1.26%		1.16%		0.56%
10/31/09	6.45	0.07	0.74	0.81	(0.08)	(0.08)	7.18	12.86%		10,082	1.29%		1.16%		1.11%
Class R4
09/30/14gg	$13.29	$0.04	$0.74	$0.78	$-	$-	$14.07	5.87%	[b]	$106	1.07%	[a]	N/A		0.60%	[a]
Class R3
09/30/14	$12.03	$0.03	$2.11	$2.14	$(0.02)	$(0.02)	$14.15	17.78%		$119	1.41%		1.38%		0.24%
09/30/13	10.24	0.05	1.77	1.82	(0.03)	(0.03)	12.03	17.82%		70	1.55%		1.46%		0.45%
09/30/12[i]	8.70	0.02	1.54	1.56	(0.02)	(0.02)	10.24	17.92%	[b]	94	1.56%	[a]	1.46%	[a]	0.25%	[a]
10/31/11	8.44	0.01	0.26	0.27	(0.01)	(0.01)	8.70	3.25%		329	1.56%		1.46%		0.17%
10/31/10	7.20	0.02	1.26	1.28	(0.04)	(0.04)	8.44	17.76%		270	1.56%		1.46%		0.23%
10/31/09	6.47	0.06	0.74	0.80	(0.07)	(0.07)	7.20	12.52%		109	1.59%		1.46%		1.01%

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14gg	$12.13	$0.07	$0.67	$0.74	$-	$-	$-	$12.87	6.18%	[b]	$182,512	0.50%	[a]	N/A		1.14%	[a]
Class R5
09/30/14	$13.26	$0.15	$2.17	$2.32	$(0.16)	$(2.54)	$(2.70)	$12.88	19.60%		$110,762	0.57%		N/A		1.16%
09/30/13	11.17	0.18	2.11	2.29	(0.17)	(0.03)	(0.20)	13.26	20.83%		209,795	0.56%		0.53%		1.50%
09/30/12[i]	9.67	0.14	1.46	1.60	(0.10)	-	(0.10)	11.17	16.92%	[b]	211,276	0.57%	[a]	0.52%	[a]	1.50%	[a]
10/31/11	8.90	0.10	0.77	0.87	(0.10)	-	(0.10)	9.67	9.81%		176,486	0.57%		0.55%		1.03%
10/31/10	7.53	0.09	1.37	1.46	(0.09)	-	(0.09)	8.90	19.53%		75,732	0.57%		N/A		1.10%
10/31/09	6.57	0.09	0.95	1.04	(0.08)	-	(0.08)	7.53	16.12%		61,493	0.58%		N/A		1.34%
Service Class
09/30/14	$13.28	$0.13	$2.18	$2.31	$(0.15)	$(2.54)	$(2.69)	$12.90	19.45%		$86,743	0.67%		N/A		1.02%
09/30/13	11.19	0.17	2.11	2.28	(0.16)	(0.03)	(0.19)	13.28	20.79%		64,469	0.65%		0.62%		1.42%
09/30/12[i]	9.68	0.13	1.48	1.61	(0.10)	-	(0.10)	11.19	16.81%	[b]	57,792	0.66%	[a]	0.61%	[a]	1.40%	[a]
10/31/11	8.91	0.10	0.77	0.87	(0.10)	-	(0.10)	9.68	9.62%		49,364	0.63%		0.61%		1.01%
10/31/10	7.54	0.09	1.37	1.46	(0.09)	-	(0.09)	8.91	19.59%		44,495	0.62%		N/A		1.06%
10/31/09	6.58	0.08	0.95	1.03	(0.07)	-	(0.07)	7.54	16.01%		47,680	0.63%		N/A		1.27%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	142%	153%	142%	134%	100%	125%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$13.35	$0.12	$2.19	$2.31	$(0.14)	$(2.54)	$(2.68)	$12.98	19.33%		$24,252	0.79%		N/A		0.92%
09/30/13	11.26	0.15	2.12	2.27	(0.15)	(0.03)	(0.18)	13.35	20.58%		20,092	0.78%		0.75%		1.23%
09/30/12[i]	9.65	0.12	1.49	1.61	-	-	-	11.26	16.68%	[b]	8,593	0.80%	[a]	0.75%	[a]	1.22%	[a]
10/31/11	8.88	0.09	0.76	0.85	(0.08)	-	(0.08)	9.65	9.50%		512	0.76%		0.76%	[k]	0.97%
10/31/10	7.51	0.07	1.38	1.45	(0.08)	-	(0.08)	8.88	19.34%		67,882	0.77%		N/A		0.91%
10/31/09	6.55	0.07	0.95	1.02	(0.06)	-	(0.06)	7.51	15.80%		62,383	0.78%		N/A		1.12%
Class A
09/30/14	$13.15	$0.08	$2.16	$2.24	$(0.11)	$(2.54)	$(2.65)	$12.74	19.02%		$35,193	1.04%		N/A		0.66%
09/30/13	11.10	0.12	2.09	2.21	(0.13)	(0.03)	(0.16)	13.15	20.27%		19,445	1.04%		1.01%		1.03%
09/30/12[i]	9.60	0.10	1.46	1.56	(0.06)	-	(0.06)	11.10	16.37%	[b]	14,686	1.05%	[a]	1.00%	[a]	1.00%	[a]
10/31/11	8.84	0.06	0.76	0.82	(0.06)	-	(0.06)	9.60	9.33%		6,587	1.03%		1.01%		0.61%
10/31/10	7.48	0.05	1.37	1.42	(0.06)	-	(0.06)	8.84	19.05%		4,712	1.02%		N/A		0.65%
10/31/09	6.52	0.06	0.94	1.00	(0.04)	-	(0.04)	7.48	15.53%		4,102	1.03%		N/A		0.86%
Class R4
09/30/14gg	$12.03	$0.04	$0.67	$0.71	$-	$-	$-	$12.74	5.90%	[b]	$106	0.95%	[a]	N/A		0.68%	[a]
Class R3
09/30/14gg	$12.03	$0.03	$0.67	$0.70	$-	$-	$-	$12.73	5.82%	[b]	$106	1.20%	[a]	N/A		0.43%	[a]

MassMutual Premier Small Cap Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14gg	$16.45	$0.39	$(1.06)	$(0.67)	$-	$-	$15.78	(4.07%	)[b]	$4,801	0.66%	[a]	N/A		4.79%	[a]
Class R5
09/30/14	$14.92	$0.17	$0.83	$1.00	$(0.15)	$(0.15)	$15.77	6.75%		$73,288	0.74%		N/A		1.04%
09/30/13	11.03	0.16	3.86	4.02	(0.13)	(0.13)	14.92	36.88%		83,213	0.73%		0.70%		1.23%
09/30/12[i]	9.77	0.09	1.24	1.33	(0.07)	(0.07)	11.03	13.78%	[b]	68,091	0.78%	[a]	0.69%	[a]	1.00%	[a]
10/31/11	9.15	0.07	0.62	0.69	(0.07)	(0.07)	9.77	7.53%		118,553	0.76%		0.69%		0.74%
10/31/10	7.37	0.06	1.77	1.83	(0.05)	(0.05)	9.15	24.90%		129,831	0.76%		0.69%		0.69%
10/31/09	6.42	0.05	0.93	0.98	(0.03)	(0.03)	7.37	15.48%		113,312	0.84%		0.69%		0.79%
Service Class
09/30/14	$14.92	$0.16	$0.82	$0.98	$(0.14)	$(0.14)	$15.76	6.60%		$6,865	0.84%		N/A		0.98%
09/30/13	11.03	0.14	3.88	4.02	(0.13)	(0.13)	14.92	36.79%		2,627	0.83%		0.80%		1.15%
09/30/12[i]	9.76	0.09	1.23	1.32	(0.05)	(0.05)	11.03	13.65%	[b]	3,299	0.88%	[a]	0.79%	[a]	0.94%	[a]
10/31/11	9.14	0.06	0.62	0.68	(0.06)	(0.06)	9.76	7.45%		1,972	0.86%		0.79%		0.63%
10/31/10	7.36	0.05	1.77	1.82	(0.04)	(0.04)	9.14	24.83%		1,718	0.86%		0.79%		0.58%
10/31/09	6.39	0.04	0.94	0.98	(0.01)	(0.01)	7.36	15.29%		941	0.94%		0.79%		0.65%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	66%	91%	79%[q]	96%	62%	137%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
q	Portfolio turnover rate excludes securities sold from redemptions in-kind. Securities sold from redemptions in-kind had no impact on portfolio turnover rate.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$14.84	$0.14	$0.83	$0.97	$(0.13)	$(0.13)	$15.68	6.55%		$17,595	0.95%		N/A		0.86%
09/30/13	10.98	0.13	3.85	3.98	(0.12)	(0.12)	14.84	36.60%		9,661	0.93%		0.90%		1.02%
09/30/12[i]	9.72	0.08	1.23	1.31	(0.05)	(0.05)	10.98	13.60%	[b]	5,928	0.98%	[a]	0.89%	[a]	0.83%	[a]
10/31/11	9.08	0.05	0.62	0.67	(0.03)	(0.03)	9.72	7.37%		2,534	0.96%		0.89%		0.54%
10/31/10	7.31	0.04	1.77	1.81	(0.04)	(0.04)	9.08	24.77%		5,341	0.96%		0.89%		0.48%
10/31/09	6.37	0.04	0.92	0.96	(0.02)	(0.02)	7.31	15.17%		4,675	1.04%		0.89%		0.61%
Class A
09/30/14	$14.62	$0.09	$0.81	$0.90	$(0.09)	$(0.09)	$15.43	6.19%		$70,281	1.19%		N/A		0.60%
09/30/13	10.80	0.10	3.80	3.90	(0.08)	(0.08)	14.62	36.40%		77,201	1.18%		1.15%		0.77%
09/30/12[i]	9.56	0.05	1.21	1.26	(0.02)	(0.02)	10.80	13.25%	[b]	58,551	1.23%	[a]	1.14%	[a]	0.50%	[a]
10/31/11	8.95	0.03	0.61	0.64	(0.03)	(0.03)	9.56	7.13%		58,004	1.21%		1.14%		0.30%
10/31/10	7.21	0.02	1.74	1.76	(0.02)	(0.02)	8.95	24.39%		68,521	1.21%		1.14%		0.24%
10/31/09	6.28	0.02	0.91	0.93	-	-	7.21	14.81%		63,549	1.29%		1.14%		0.36%
Class R4
09/30/14gg	$16.14	$0.04	$(0.74)	$(0.70)	$-	$-	$15.44	(4.34%	)[b]	$96	1.11%	[a]	N/A		0.46%	[a]
Class R3
09/30/14gg	$16.14	$0.02	$(0.74)	$(0.72)	$-	$-	$15.42	(4.46%	)[b]	$96	1.36%	[a]	N/A		0.21%	[a]

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14gg	$14.85	$0.13	$0.13	$0.26	$-	$-	$-	$15.11	1.75%	[b]	$102	0.84%	[a]	N/A		1.75%	[a]
Class R5
09/30/14	$13.99	$0.15	$1.25	$1.40	$(0.16)	$(0.12)	$(0.28)	$15.11	10.18%		$206,074	0.99%		0.91%		0.99%
09/30/13	11.19	0.16	2.79	2.95	(0.15)	-	(0.15)	13.99	26.55%		213,577	1.05%		0.89%		1.28%
09/30/12[i]	10.55	0.14	0.65	0.79	(0.15)	-	(0.15)	11.19	7.74%	[b]	195,534	1.05%	[a]	0.89%	[a]	1.44%	[a]
10/31/11	10.67	0.14	(0.10)	0.04	(0.16)	-	(0.16)	10.55	0.37%		202,981	1.04%		0.89%		1.27%
10/31/10	9.16	0.11	1.51	1.62	(0.11)	-	(0.11)	10.67	17.88%		219,639	1.07%		0.89%		1.15%
10/31/09	7.58	0.10	1.89	1.99	(0.11)	(0.30)	(0.41)	9.16	28.52%		204,098	1.06%		0.89%		1.34%
Service Class
09/30/14	$13.90	$0.15	$1.22	$1.37	$(0.14)	$(0.12)	$(0.26)	$15.01	9.96%		$14,038	1.05%		1.03%		0.99%
09/30/13	11.12	0.14	2.78	2.92	(0.14)	-	(0.14)	13.90	26.47%		8,558	1.08%		1.03%		1.13%
09/30/12[i]	10.48	0.12	0.65	0.77	(0.13)	-	(0.13)	11.12	7.58%	[b]	7,389	1.08%	[a]	1.03%	[a]	1.29%	[a]
10/31/11	10.61	0.13	(0.10)	0.03	(0.16)	-	(0.16)	10.48	0.21%		7,000	1.07%		1.03%		1.13%
10/31/10	9.11	0.10	1.50	1.60	(0.10)	-	(0.10)	10.61	17.75%		6,727	1.10%		1.03%		1.02%
10/31/09	7.54	0.08	1.88	1.96	(0.09)	(0.30)	(0.39)	9.11	28.26%		3,219	1.09%		1.03%		1.04%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	27%	28%	27%	26%	29%	34%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$13.96	$0.11	$1.25	$1.36	$(0.12)	$(0.12)	$(0.24)	$15.08	9.87%		$136,272	1.18%		1.14%		0.77%
09/30/13	11.17	0.13	2.79	2.92	(0.13)	-	(0.13)	13.96	26.30%		128,755	1.23%		1.14%		1.01%
09/30/12[i]	10.53	0.11	0.65	0.76	(0.12)	-	(0.12)	11.17	7.42%	[b]	109,534	1.23%	[a]	1.14%	[a]	1.19%	[a]
10/31/11	10.64	0.11	(0.08)	0.03	(0.14)	-	(0.14)	10.53	0.11%		118,025	1.22%		1.14%		1.03%
10/31/10	9.14	0.09	1.50	1.59	(0.09)	-	(0.09)	10.64	17.65%		131,965	1.25%		1.14%		0.92%
10/31/09	7.55	0.08	1.89	1.97	(0.08)	(0.30)	(0.38)	9.14	28.27%		147,550	1.24%		1.14%		1.09%
Class A
09/30/14	$13.82	$0.07	$1.24	$1.31	$(0.09)	$(0.12)	$(0.21)	$14.92	9.54%		$46,399	1.43%		1.41%		0.48%
09/30/13	11.06	0.09	2.76	2.85	(0.09)	-	(0.09)	13.82	25.94%		48,500	1.48%		1.43%		0.72%
09/30/12[i]	10.42	0.09	0.64	0.73	(0.09)	-	(0.09)	11.06	7.11%	[b]	41,351	1.48%	[a]	1.43%	[a]	0.92%	[a]
10/31/11	10.54	0.08	(0.09)	(0.01)	(0.11)	-	(0.11)	10.42	(0.11%	)	37,485	1.47%		1.43%		0.73%
10/31/10	9.06	0.06	1.49	1.55	(0.07)	-	(0.07)	10.54	17.23%		41,888	1.50%		1.43%		0.61%
10/31/09	7.48	0.06	1.87	1.93	(0.05)	(0.30)	(0.35)	9.06	27.89%		34,124	1.49%		1.43%		0.78%
Class R4
09/30/14gg	$14.70	$0.10	$0.13	$0.23	$-	$-	$-	$14.93	1.56%	[b]	$102	1.29%	[a]	N/A		1.30%	[a]
Class R3
09/30/14	$13.86	$0.07	$1.24	$1.31	$(0.08)	$(0.12)	$(0.20)	$14.97	9.49%		$1,523	1.64%		1.53%		0.48%
09/30/13	11.10	0.08	2.77	2.85	(0.09)	-	(0.09)	13.86	25.81%		1,235	1.78%		1.52%		0.63%
09/30/12[i]	10.46	0.08	0.64	0.72	(0.08)	-	(0.08)	11.10	7.07%	[b]	930	1.78%	[a]	1.52%	[a]	0.83%	[a]
10/31/11	10.58	0.07	(0.09)	(0.02)	(0.10)	-	(0.10)	10.46	(0.33%	)	828	1.77%		1.52%		0.64%
10/31/10	9.09	0.06	1.49	1.55	(0.06)	-	(0.06)	10.58	17.26%		766	1.80%		1.52%		0.58%
10/31/09	7.51	0.05	1.88	1.93	(0.05)	(0.30)	(0.35)	9.09	27.77%		816	1.79%		1.52%		0.69%

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Class I
09/30/14gg	$15.47	$0.14	$(1.22)	$(1.08)	$-	$-	$-	$14.39	(6.98%	)[b]	$64,208	0.96%	[a]	1.83%	[a]
Class R5
09/30/14	$15.92	$0.15	$(0.16)	$(0.01)	$(0.19)	$(1.34)	$(1.53)	$14.38	(0.32%	)	$351,818	1.06%		0.97%
09/30/13	13.20	0.21	3.14	3.35	(0.20)	(0.43)	(0.63)	15.92	26.22%		445,260	1.07%		1.46%
09/30/12[i]	13.95	0.18	0.71	0.89	(0.23)	(1.41)	(1.64)	13.20	8.60%	[b]	396,711	1.07%	[a]	1.52%	[a]
10/31/11	13.94	0.16	(0.01)	0.15	(0.14)	-	(0.14)	13.95	1.08%		554,169	1.07%		1.10%
10/31/10	12.27	0.13	1.67	1.80	(0.13)	-	(0.13)	13.94	14.81%		584,158	1.10%		1.00%
10/31/09	10.12	0.12	2.84	2.96	(0.03)	(0.78)	(0.81)	12.27	33.13%		562,176	1.09%		1.24%
Service Class
09/30/14	$15.90	$0.14	$(0.17)	$(0.03)	$(0.19)	$(1.34)	$(1.53)	$14.34	(0.46%	)	$23,473	1.12%		0.88%
09/30/13	13.18	0.20	3.15	3.35	(0.20)	(0.43)	(0.63)	15.90	26.23%		25,987	1.10%		1.42%
09/30/12[i]	13.94	0.19	0.69	0.88	(0.23)	(1.41)	(1.64)	13.18	8.58%	[b]	21,882	1.10%	[a]	1.62%	[a]
10/31/11	13.92	0.16	(0.02)	0.14	(0.12)	-	(0.12)	13.94	1.00%		19,430	1.10%		1.10%
10/31/10	12.26	0.12	1.67	1.79	(0.13)	-	(0.13)	13.92	14.80%		15,773	1.12%		0.98%
10/31/09	10.10	0.12	2.85	2.97	(0.03)	(0.78)	(0.81)	12.26	33.08%		30,347	1.12%		1.21%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	76%	56%	36%	47%	32%	42%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
i	For the period November 1, 2011 through September 30, 2012.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders							Ratios /Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$15.82	$0.13	$(0.18)	$(0.05)	$(0.16)	$(1.34)	$(1.50)	$14.27	(0.57%	)	$18,339	1.25%		0.86%
09/30/13	13.13	0.19	3.11	3.30	(0.18)	(0.43)	(0.61)	15.82	25.96%		18,017	1.25%		1.31%
09/30/12[i]	13.82	0.17	0.70	0.87	(0.15)	(1.41)	(1.56)	13.13	8.46%	[b]	15,173	1.25%	[a]	1.47%	[a]
10/31/11	13.81	0.14	(0.01)	0.13	(0.12)	-	(0.12)	13.82	0.91%		12,331	1.25%		0.94%
10/31/10	12.16	0.10	1.66	1.76	(0.11)	-	(0.11)	13.81	14.64%		50,937	1.27%		0.77%
10/31/09	10.02	0.11	2.82	2.93	(0.01)	(0.78)	(0.79)	12.16	32.77%		56,494	1.27%		1.10%
Class A
09/30/14	$15.48	$0.09	$(0.17)	$(0.08)	$(0.12)	$(1.34)	$(1.46)	$13.94	(0.77%	)	$53,155	1.50%		0.58%
09/30/13	12.85	0.14	3.06	3.20	(0.14)	(0.43)	(0.57)	15.48	25.70%		56,137	1.50%		1.04%
09/30/12[i]	13.62	0.13	0.68	0.81	(0.17)	(1.41)	(1.58)	12.85	8.16%	[b]	46,292	1.50%	[a]	1.20%	[a]
10/31/11	13.62	0.09	(0.00)[d]	0.09	(0.09)	-	(0.09)	13.62	0.63%		47,318	1.50%		0.65%
10/31/10	12.00	0.07	1.64	1.71	(0.09)	-	(0.09)	13.62	14.39%		50,227	1.53%		0.56%
10/31/09	9.92	0.08	2.78	2.86	-	(0.78)	(0.78)	12.00	32.49%		47,642	1.52%		0.81%
Class R4
09/30/14gg	$15.03	$0.11	$(1.20)	$(1.09)	$-	$-	$-	$13.94	(7.25%	)[b]	$93	1.41%	[a]	1.47%	[a]
Class R3
09/30/14gg	$15.03	$0.09	$(1.19)	$(1.10)	$-	$-	$-	$13.93	(7.32%	)[b]	$93	1.66%	[a]	1.22%	[a]

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14	$12.49	$0.39	$(0.31)	$0.08	$(0.21)	$(0.21)	$12.36	0.65%		$21,794	1.06%		0.96%		3.09%
09/30/13	11.64	0.22	0.82	1.04	(0.19)	(0.19)	12.49	8.94%		90,060	1.06%		0.96%		1.88%
09/30/12[i]	11.23	0.27	0.24	0.51	(0.10)	(0.10)	11.64	4.75%	[b]	72,011	1.06%	[a]	0.96%	[a]	2.68%	[a]
10/31/11[g]	11.58	0.07	(0.20)	(0.13)	(0.22)	(0.22)	11.23	(1.19%	)[b]	23,873	1.08%	[a]	0.98%	[a]	0.65%	[a]
Class R5
09/30/14	$12.48	$0.34	$(0.27)	$0.07	$(0.17)	$(0.17)	$12.38	0.64%		$2,741	1.16%		1.05%		2.64%
09/30/13	11.65	0.07	0.94	1.01	(0.18)	(0.18)	12.48	8.75%		5,270	1.15%		1.05%		0.64%
09/30/12[i]	11.22	0.21	0.30	0.51	(0.08)	(0.08)	11.65	4.66%	[b]	33,949	1.15%	[a]	1.05%	[a]	2.02%	[a]
10/31/11	11.71	0.21	(0.49)	(0.28)	(0.21)	(0.21)	11.22	(2.44%	)	28,631	1.17%		1.07%		1.77%
10/31/10	10.90	0.11	1.11	1.22	(0.41)	(0.41)	11.71	11.61%		22,470	1.10%		N/A		1.04%
10/31/09	8.49	0.20	2.32	2.52	(0.11)	(0.11)	10.90	29.90%		45,363	1.08%		N/A		2.23%
Service Class
09/30/14	$12.45	$0.41	$(0.36)	$0.05	$(0.15)	$(0.15)	$12.35	0.42%		$85	1.26%		1.16%		3.21%
09/30/13	11.62	0.16	0.83	0.99	(0.16)	(0.16)	12.45	8.63%		2,949	1.25%		1.15%		1.36%
09/30/12[i]	11.19	0.19	0.31	0.50	(0.07)	(0.07)	11.62	4.59%	[b]	8,374	1.25%	[a]	1.15%	[a]	1.92%	[a]
10/31/11	11.68	0.16	(0.45)	(0.29)	(0.20)	(0.20)	11.19	(2.52%	)	7,938	1.27%		1.17%		1.36%
10/31/10	10.87	0.11	1.10	1.21	(0.40)	(0.40)	11.68	11.45%		8,082	1.20%		N/A		1.05%
10/31/09	8.48	0.20	2.30	2.50	(0.11)	(0.11)	10.87	29.85%		7,494	1.18%		1.16%		2.18%

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	58%	59%	23%	59%	65%	74%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$12.51	$0.29	$(0.24)	$0.05	$(0.14)	$(0.14)	$12.42	0.35%		$1,612	1.38%		1.28%		2.29%
09/30/13	11.67	0.11	0.88	0.99	(0.15)	(0.15)	12.51	8.58%		3,705	1.40%		1.30%		0.91%
09/30/12[i]	11.19	0.18	0.31	0.49	(0.01)	(0.01)	11.67	4.35%	[b]	7,025	1.40%	[a]	1.30%	[a]	1.72%	[a]
10/31/11	11.68	0.17	(0.47)	(0.30)	(0.19)	(0.19)	11.19	(2.66%	)	5,789	1.42%		1.33%		1.47%
10/31/10	10.87	0.09	1.11	1.20	(0.39)	(0.39)	11.68	11.42%		19,819	1.35%		N/A		0.87%
10/31/09	8.45	0.19	2.30	2.49	(0.07)	(0.07)	10.87	29.61%		19,065	1.33%		1.31%		2.07%
Class A
09/30/14	$12.41	$0.29	$(0.27)	$0.02	$(0.12)	$(0.12)	$12.31	0.13%		$8,761	1.63%		1.53%		2.26%
09/30/13	11.57	0.11	0.84	0.95	(0.11)	(0.11)	12.41	8.28%		14,358	1.65%		1.55%		0.92%
09/30/12[i]	11.12	0.15	0.31	0.46	(0.01)	(0.01)	11.57	4.19%	[b]	22,076	1.65%	[a]	1.55%	[a]	1.48%	[a]
10/31/11	11.61	0.11	(0.45)	(0.34)	(0.15)	(0.15)	11.12	(2.97%	)	24,345	1.67%		1.58%		0.90%
10/31/10	10.81	0.07	1.09	1.16	(0.36)	(0.36)	11.61	11.14%		35,144	1.60%		N/A		0.65%
10/31/09	8.41	0.16	2.30	2.46	(0.06)	(0.06)	10.81	29.25%		35,136	1.58%		1.56%		1.80%
Class R4
09/30/14gg	$12.56	$0.16	$(0.40)	$(0.24)	$-	$-	$12.32	(1.91%	)[b]	$98	1.51%	[a]	1.40%	[a]	2.46%	[a]
Class R3
09/30/14	$12.22	$0.26	$(0.27)	$(0.01)	$(0.09)	$(0.09)	$12.12	(0.12%	)	$954	1.91%		1.80%		2.08%
09/30/13	11.42	0.07	0.82	0.89	(0.09)	(0.09)	12.22	7.81%		952	2.05%		1.95%		0.63%
09/30/12[i]	11.00	0.11	0.31	0.42	-	-	11.42	3.82%	[b]	968	2.05%	[a]	1.95%	[a]	1.05%	[a]
10/31/11	11.50	0.06	(0.44)	(0.38)	(0.12)	(0.12)	11.00	(3.35%	)	923	2.07%		1.97%		0.53%
10/31/10	10.71	0.03	1.08	1.11	(0.32)	(0.32)	11.50	10.61%		983	2.00%		N/A		0.25%
10/31/09	8.34	0.13	2.27	2.40	(0.03)	(0.03)	10.71	28.90%		951	1.98%		1.94%		1.40%

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
09/30/14	$11.68	$0.08	$0.50	$0.58	$(0.15)	$-	$(0.15)	$12.11	5.01%		$140,584	1.34%		1.02%		0.68%
09/30/13	12.03	0.16	(0.41)	(0.25)	(0.10)	-	(0.10)	11.68	(2.10%	)	115,463	1.23%		0.99%		1.30%
09/30/12[i]	14.09	0.12	(0.28)	(0.16)	(0.16)	(1.74)	(1.90)	12.03	0.51%	[b]	134,793	1.24%	[a]	0.99%	[a]	1.11%	[a]
10/31/11[h]	15.70	0.20	(1.81)	(1.61)	-	-	-	14.09	(10.25%	)[b]	92,878	1.26%	[a]	0.99%	[a]	1.98%	[a]
Class R5
09/30/14	$11.81	$0.07	$0.49	$0.56	$(0.13)	$-	$(0.13)	$12.24	4.88%		$8,869	1.47%		1.15%		0.55%
09/30/13	12.17	0.15	(0.42)	(0.27)	(0.09)	-	(0.09)	11.81	(2.29%	)	7,008	1.39%		1.15%		1.22%
09/30/12[i]	14.07	0.05	(0.21)	(0.16)	-	(1.74)	(1.74)	12.17	0.36%	[b]	6,110	1.40%	[a]	1.15%	[a]	0.43%	[a]
10/31/11	17.79	0.16	(2.30)	(2.14)	(0.05)	(1.53)	(1.58)	14.07	(13.17%	)	51,005	1.34%		1.15%		1.01%
10/31/10	16.49	0.10	3.62	3.72	(0.14)	(2.28)	(2.42)	17.79	25.30%		107,589	1.27%		1.15%		0.60%
10/31/09[g]	10.00	0.15	6.34	6.49	(0.00)[d]	-	(0.00)[d]	16.49	64.73%	[b]	61,313	1.33%	[a]	1.15%	[a]	1.23%	[a]
Service Class
09/30/14	$11.66	$0.06	$0.49	$0.55	$(0.12)	$-	$(0.12)	$12.09	4.75%		$256	1.57%		1.25%		0.46%
09/30/13	12.01	0.13	(0.40)	(0.27)	(0.08)	-	(0.08)	11.66	(2.34%	)	206	1.49%		1.25%		1.06%
09/30/12[i]	14.06	0.09	(0.28)	(0.19)	(0.12)	(1.74)	(1.86)	12.01	0.23%	[b]	203	1.50%	[a]	1.25%	[a]	0.86%	[a]
10/31/11	17.77	0.18	(2.32)	(2.14)	(0.04)	(1.53)	(1.57)	14.06	(13.22%	)	188	1.46%		1.25%		1.13%
10/31/10	16.48	0.08	3.62	3.70	(0.13)	(2.28)	(2.41)	17.77	25.14%		206	1.37%		1.25%		0.47%
10/31/09[g]	10.00	0.13	6.35	6.48	(0.00)[d]	-	(0.00)[d]	16.48	64.60%	[b]	165	1.43%	[a]	1.25%	[a]	1.08%	[a]

	Year ended September 30		Period ended September 30, 2012[b,i]	Year ended October 31
	2014	2013		2011	2010	2009
Portfolio turnover rate	108%	75%	76%	84%	45%	75%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
f	Amount is less than $500.
g	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
h	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
i	For the period November 1, 2011 through September 30, 2012.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
gg	For the period April 1, 2014 (commencement of operations) through September 30, 2014.

The accompanying notes are an integral part of the financial statements.

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return[l,m]		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Administrative Class
09/30/14	$11.72	$0.07	$0.47	$0.54	$(0.11)	$-	$(0.11)	$12.15	4.61%		$409		1.68%		1.37%		0.59%
09/30/13	12.09	0.13	(0.43)	(0.30)	(0.07)	-	(0.07)	11.72	(2.50%	)	98		1.64%		1.40%		1.09%
09/30/12[i]	14.02	0.15	(0.34)	(0.19)	-	(1.74)	(1.74)	12.09	0.12%	[b]	63		1.65%	[a]	1.40%	[a]	1.37%	[a]
10/31/11	17.73	0.12	(2.28)	(2.16)	(0.02)	(1.53)	(1.55)	14.02	(13.34%	)	0	[f]	1.57%		1.39%		0.71%
10/31/10	16.45	0.06	3.62	3.68	(0.12)	(2.28)	(2.40)	17.73	25.02%		56,938		1.52%		1.40%		0.37%
10/31/09[g]	10.00	0.13	6.32	6.45	-	-	-	16.45	64.30%	[b]	27,256		1.58%	[a]	1.40%	[a]	0.98%	[a]
Class A
09/30/14	$11.61	$(0.01)	$0.51	$0.50	$(0.07)	$-	$(0.07)	$12.04	4.36%		$470		1.94%		1.62%		(0.05%	)
09/30/13	11.94	0.08	(0.41)	(0.33)	-	-	-	11.61	(2.76%	)	336		1.89%		1.65%		0.63%
09/30/12[i]	13.95	0.05	(0.28)	(0.23)	(0.04)	(1.74)	(1.78)	11.94	(0.19%	)[b]	379		1.90%	[a]	1.65%	[a]	0.50%	[a]
10/31/11	17.68	0.10	(2.30)	(2.20)	-	(1.53)	(1.53)	13.95	(13.60%	)	396		1.85%		1.65%		0.64%
10/31/10	16.42	0.01	3.62	3.63	(0.09)	(2.28)	(2.37)	17.68	24.70%		655		1.77%		1.65%		0.09%
10/31/09[g]	10.00	0.09	6.33	6.42	-	-	-	16.42	64.00%	[b]	238		1.83%	[a]	1.65%	[a]	0.73%	[a]
Class R4
09/30/14gg	$11.64	$0.05	$0.36	$0.41	$-	$-	$-	$12.05	3.52%	[b]	$103		1.82%	[a]	1.50%	[a]	0.76%	[a]
Class R3
09/30/14gg	$11.64	$0.03	$0.36	$0.39	$-	$-	$-	$12.03	3.35%	[b]	$103		2.07%	[a]	1.75%	[a]	0.51%	[a]

Notes to Financial Statements

1.	The Funds

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The following are 16 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier Money Market Fund (“Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Value Fund (“Value Fund”)

MassMutual Premier Disciplined Value Fund (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Disciplined Growth Fund (“Disciplined Growth Fund”)

MassMutual Premier Small Cap Opportunities Fund (“Small Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Focused International Fund (“Focused International Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

Effective March 7, 2014, Class A and Class Y shares of the Money Market Fund merged into Class S shares. Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, Class L shares were renamed Administrative Class shares, and Class N shares were renamed Class R3 shares, for each Fund.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close

Notes to Financial Statements (Continued)

of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds other than the Money Market Fund, short-term debt securities with remaining maturities of 60 days or less are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Money Market Fund characterized all investments at Level 2, as of September 30, 2014. The Disciplined Value Fund and Disciplined Growth Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of September 30, 2014. For each Fund noted in the preceding sentences, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of September 30, 2014, for the remaining Funds’ investments:

	Level 1	Level 2	Level 3	Total
Short-Duration Bond Fund
Asset Investments
Corporate Debt	$-	$223,973,548	$-	$223,973,548
Municipal Obligations	-	2,421,089	-	2,421,089
Non-U.S. Government Agency Obligations	-	145,204,685	1,474,406	146,679,091
U.S. Government Agency Obligations and Instrumentalities	-	33,577,658	-	33,577,658
U.S. Treasury Obligations	-	16,570,879	-	16,570,879
Purchased Options	-	530,738	-	530,738
Short-Term Investments	-	147,333,826	-	147,333,826

Total Investments	$-	$569,612,423	$1,474,406	$571,086,829

Asset Derivatives
Futures Contracts	$1,720	$-	$-	$1,720

Liability Derivatives
Futures Contracts	$(347,275)	$-	$-	$(347,275)
Swap Agreements	-	(192,377)	-	(192,377)

Total	$(347,275)	$(192,377)	$-	$(539,652)

Inflation-Protected and Income Fund
Asset Investments
Corporate Debt	$-	$10,323,243	$-	$10,323,243
Municipal Obligations	-	388,897	-	388,897
Non-U.S. Government Agency Obligations	-	124,188,267	1,037,185	125,225,452
U.S. Government Agency Obligations and Instrumentalities	-	273,253	-	273,253
U.S. Treasury Obligations	-	352,769,909	-	352,769,909
Purchased Options	-	134,824	-	134,824
Short-Term Investments	-	130,593,674	-	130,593,674

Total Investments	$-	$618,672,067	$1,037,185	$619,709,252

Asset Derivatives
Futures Contracts	$87,207	$-	$-	$87,207

Liability Derivatives
Futures Contracts	$(8,035)	$-	$-	$(8,035)
Swap Agreements	-	(48,904)	-	(48,904)

Total	$(8,035)	$(48,904)	$-	$(56,939)

Core Bond Fund
Asset Investments
Preferred Stock	$3,183,700	$-	$-	$3,183,700
Corporate Debt	-	689,806,294	-	689,806,294
Municipal Obligations	-	16,916,315	-	16,916,315
Non-U.S. Government Agency Obligations	-	285,681,958	1,186,159	286,868,117
Sovereign Debt Obligations	-	13,037,573	-	13,037,573
U.S. Government Agency Obligations and Instrumentalities	-	436,565,268	-	436,565,268
U.S. Treasury Obligations	-	84,570,953	-	84,570,953
Purchased Options	-	1,335,785	-	1,335,785
Short-Term Investments	-	331,196,916	-	331,196,916

Total Investments	$3,183,700	$1,859,111,062	$1,186,159	$1,863,480,921

Notes to Financial Statements (Continued)

	Level 1	Level 2	Level 3		Total
Core Bond Fund (Continued)
Asset Derivatives
Futures Contracts	$1,153	$-	$-		$1,153
Swap Agreements	-	7,307	-		7,307

Total	$1,153	$7,307	$-		$8,460

Liability Derivatives
Futures Contracts	$(377,460)	$-	$-		$(377,460)
Swap Agreements	-	(484,280)	-		(484,280)

Total	$(377,460)	$(484,280)	$-		$(861,740)

Diversified Bond Fund
Asset Investments
Common Stock	$-	$-	$180,956		$180,956
Preferred Stock	244,900	-	-		244,900
Corporate Debt	-	61,585,082	-		61,585,082
Municipal Obligations	-	646,399	-		646,399
Non-U.S. Government Agency Obligations	-	26,271,622	602,803		26,874,425
Sovereign Debt Obligations	-	1,619,562	-		1,619,562
U.S. Government Agency Obligations and Instrumentalities	-	41,422,381	-		41,422,381
U.S. Treasury Obligations	-	11,971,959	-		11,971,959
Purchased Options	-	194,447	-		194,447
Short-Term Investments	-	34,032,545	-		34,032,545

Total Investments	$244,900	$177,743,997	$783,759		$178,772,656

Asset Derivatives
Futures Contracts	$1,236	$-	$-		$1,236

Liability Derivatives
Futures Contracts	$(7,200)	$-	$-		$(7,200)
Swap Agreements	-	(70,514)	-		(70,514)

Total	$(7,200)	$(70,514)	$-		$(77,714)

High Yield Fund
Asset Investments
Common Stock	$-	$-	$2,219,371		$2,219,371
Bank Loans	-	15,835,084	-		15,835,084
Corporate Debt	-	236,257,824	-	†	236,257,824
Short-Term Investments	-	10,977,222	-		10,977,222

Total Investments	$-	$263,070,130	$2,219,371		$265,289,501

Balanced Fund
Asset Investments
Common Stock	$93,014,207	$-	$-		$93,014,207
Preferred Stock	122,450	-	-		122,450
Corporate Debt	-	23,552,269	-		23,552,269
Municipal Obligations	-	677,879	-		677,879
Non-U.S. Government Agency Obligations	-	9,645,294	48,375		9,693,669
Sovereign Debt Obligations	-	508,043	-		508,043
U.S. Government Agency Obligations and Instrumentalities	-	15,992,287	-		15,992,287
U.S. Treasury Obligations	-	4,209,867	-		4,209,867
Mutual Funds	11,474,211	-	-		11,474,211

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Balanced Fund (Continued)
Asset Investments (Continued)
Purchased Options	$-	$47,062		$-		$47,062
Short-Term Investments	-	16,972,690		-		16,972,690

Total Investments	$104,610,868	$71,605,391		$48,375		$176,264,634

Liability Derivatives
Futures Contracts	$(14,015)	$-		$-		$(14,015)
Swap Agreements	-	(17,050)		-		(17,050)

Total	$(14,015)	$(17,050)		$-		$(31,065)

Value Fund
Asset Investments
Common Stock	$83,866,030	$4,001,131		$-		$87,867,161
Mutual Funds	324,847	-		-		324,847
Short-Term Investments	-	901,136		-		901,136

Total Investments	$84,190,877	$4,902,267		$-		$89,093,144

Main Street Fund
Asset Investments
Common Stock	$191,594,531	$8,157,331	*	$-		$199,751,862
Preferred Stock	-	259,929		-		259,929
Mutual Funds	5,655,474	-		-		5,655,474
Short-Term Investments	-	2,338,601		-		2,338,601

Total Investments	$197,250,005	$10,755,861		$-		$208,005,866

Small Cap Opportunities Fund
Asset Investments
Common Stock	$171,504,529	$918,097	*	$-		$172,422,626
Mutual Funds	16,483,734	-		-		16,483,734

Total Investments	$187,988,263	$918,097		$-		$188,906,360

Global Fund
Asset Investments
Common Stock	$193,823,175	$197,962,722	*	$-		$391,785,897
Preferred Stock	-	7,331,542		-		7,331,542
Mutual Funds	27,939,061	-		-		27,939,061
Rights	-	45,407		-		45,407

Total Investments	$221,762,236	$205,339,671		$-		$427,101,907

International Equity Fund
Asset Investments
Common Stock	$30,427,713	$465,688,450	*	$-		$496,116,163
Preferred Stock	-	88,862		-		88,862
Mutual Funds	43,485,936	-		-		43,485,936
Warrants	-	-		-	†	-

Total Investments	$73,913,649	$465,777,312		$-		$539,690,961

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Focused International Fund
Asset Investments
Common Stock	$703,800	$36,511,931	*	$-	$37,215,731
Mutual Funds	1,259,583	-		-	1,259,583

Total Investments	$1,963,383	$36,511,931		$-	$38,475,314

Strategic Emerging Markets Fund
Asset Investments
Common Stock	$41,770,954	$97,915,023	*	$-	$139,685,977
Preferred Stock	-	2,942,016		-	2,942,016
Mutual Funds	5,933,389	-		-	5,933,389
Warrants	-	107,054		-	107,054
Short-Term Investments	-	8,243,729		-	8,243,729

Total Investments	$47,704,343	$109,207,822		$-	$156,912,165

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
†	Represents security at $0 value as of September 30, 2014.

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of September 30, 2014.

Statements of Assets and Liabilities Location:	Short-Duration Bond Fund	Inflation-Protected and Income Fund	Core Bond Fund	Diversified Bond	High Yield Fund	Balanced Fund
Receivables from:
Investments sold on a when-issued basis			X	X		X
Collateral held for reverse repurchase agreements		X

Payables from:
Reverse repurchase agreements		X
Investments purchased on a when-issued basis	X		X	X	X	X
Due to Custodian	X		X		X	X
Foreign Currency				X

Statements of Assets and Liabilities Location:	Value Fund	Main Street Fund	Small Cap Opportunities Fund	Global Fund	International Equity Fund	Focused International Fund	Strategic Emerging Markets Fund
Payables from:
Securities on loan	X	X	X	X	X	X	X
Due to Custodian			X			X	X

Notes to Financial Statements (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Value Fund	$-	$874,903	$(874,903)	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 1 and Level 2 as inputs were less observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 9/30/13	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 9/30/14		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/14
Short-Duration Bond Fund
Non-U.S. Government
Agency Obligations†	$4,201,340	$-	$1,856	$16,824	$600,000	$(4,345,556)	$-		$-	$474,464		$20
Non-U.S. Government
Agency Obligations	-	-	-	-	999,942	-	-		-	999,942		-

	$4,201,340	$-	$1,856	$16,824	$1,599,942	$(4,345,556)	$-		$-	$1,474,406		$20

Inflation-Protected and Income Fund
Non-U.S. Government
Agency Obligations†	$1,320,111	$-	$-	$(101)	$300,000	$(1,382,778)	$-		$-	$237,232		$10
Non-U.S. Government
Agency Obligations	-	-	-	-	799,953	-	-		-	799,953		-

	$1,320,111	$-	$-	$(101)	$1,099,953	$(1,382,778)	$-		$-	$1,037,185		$10

Core Bond Fund
Non-U.S. Government
Agency Obligations†	$4,941,000	$-	$5,800	$53,249	$1,500,000	$(5,313,890)	$-		$-	$1,186,159		$49

Diversified Bond Fund
Common Stock	$64,153	$-	$-	$116,803	$-	$-	$-		$-	$180,956		$116,803
Non-U.S. Government
Agency Obligations†	1,161,135	-	1,363	12,510	250,000	(1,227,315)	-		-	197,693		8
Non-U.S. Government
Agency Obligations	-	-	-	-	405,110	-	-		-	405,110		-

	$1,225,288	$-	$1,363	$129,313	$655,110	$(1,227,315)	$-		$-	$783,759		$116,811

High Yield Fund
Common Stock	$786,811	$-	$-	$1,432,560	$-	$-	$-		$-	$2,219,371		$1,432,560
Corporate Debt	-	(1,046)	-	1,028	-	-	18	**	-	-	***	1,028

	$786,811	$(1,046)	$-	$1,433,588	$-	$-	$18		$-	$2,219,371		$1,433,588

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 9/30/13	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 9/30/14		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 9/30/14
Balanced Fund
Preferred Stock	$-	$-	$(12)	$12	$-	$- ††	$-	**	$-	$-		$-
Non-U.S. Government
Agency Obligations†	247,050	-	290	2,660	-	(250,000)	-		-	-		-
Non-U.S. Government Agency Obligations	-	-	-	-	48,375	-	-		-	48,375		-

	$247,050	$-	$278	$2,672	$48,375	$(250,000)	$-		$-	$48,375		$-

International Equity Fund
Preferred Stock	$-	$-	$-	$-	$125,786	$(125,786)	$-		$-	$-		$-
Warrants	316,363	-	-	(316,363)	-	-	-		-	-	***	(316,363)

	$316,363	$-	$-	$(316,363)	$125,786	$(125,786)	$-		$-	$-		$(316,363)

Strategic Emerging Markets Fund
Common Stock	$-	$-	$1,720	$-	$257,023	$(258,743)	$-		$-	$-		$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 3 and Level 2 as inputs were less observable.
***	Represents security at $0 value as of September 30, 2014.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value at the time of sale.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s).

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended September 30, 2014, the following tables show how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Short-Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund
Futures Contracts*
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Interest Rate Swaps**
Hedging/Risk Management	A	A	A	A	A
Duration Management	M	M	M	M	M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Short-Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	Balanced Fund
Interest Rate Swaps (Continued)**
Asset/Liability Management	M	M	M	M	M
Substitution for Direct Investment	M	M	M	M	M
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A		A	A	A
Duration/Credit Quality Management	A		A	A	A
Income	A		A	A	A
Substitution for Direct Investment	A		A	A	A
Intention to Create Investment Leverage in Portfolio	M		M	M	M

Purchased Options
Hedging/Risk Management	A	A	A	A	A
Duration/Credit Quality Management	A	A	A	A	A
Substitution for Direct Investment	A	A	A	A	A
Directional Investment	A	A	A	A	A
Intention to Create Investment Leverage in Portfolio	M	M	M	M	M

Type of Derivative and Objective for Use	Global Fund	International Equity Fund	Focused International Fund	Strategic Emerging Markets Fund
Rights and Warrants
Result of a Corporate Action	A	A	A	A

*	Includes any options purchased or written on futures contracts, if applicable.
**	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

At September 30, 2014, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$530,738	$530,738
Futures Contracts^^	-	-	1,720	1,720

Total Value	$-	$-	$532,458	$532,458

Liability Derivatives
Futures Contracts^^	$-	$-	$(347,275)	$(347,275)
Swap Agreements^^	-	-	(192,377)	(192,377)

Total Value	$-	$-	$(539,652)	$(539,652)

Realized Gain (Loss)#
Purchased Options	$-	$-	$777,506	$777,506
Futures Contracts	-	-	(178,289)	(178,289)
Swap Agreements	(146,542)	-	(67,078)	(213,620)

Total Realized Gain (Loss)	$(146,542)	$-	$532,139	$385,597

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Short-Duration Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(318,150)	$(318,150)
Futures Contracts	-	-	198,623	198,623
Swap Agreements	(393)	-	(276,292)	(276,685)

Total Change in Appreciation (Depreciation)	$(393)	$-	$(395,819)	$(396,212)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$48,380,000	$48,380,000
Futures Contracts	-	-	417	417
Swap Agreements	$13,320,000	$-	$59,455,000	$72,775,000

Inflation-Protected and Income Fund
Asset Derivatives
Purchased Options*	$-	$-	$134,824	$134,824
Futures Contracts^^	-	-	87,207	87,207

Total Value	$-	$-	$222,031	$222,031

Liability Derivatives
Futures Contracts^^	$-	$-	$(8,035)	$(8,035)
Swap Agreements^^	-	-	(48,904)	(48,904)

Total Value	$-	$-	$(56,939)	$(56,939)

Realized Gain (Loss)#
Purchased Options	$-	$-	$197,510	$197,510
Futures Contracts	-	-	(642,236)	(642,236)
Swap Agreements	(28)	-	(236,274)	(236,302)

Total Realized Gain (Loss)	$(28)	$-	$(681,000)	$(681,028)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(80,819)	$(80,819)
Futures Contracts	-	-	104,111	104,111
Swap Agreements	-	-	(31,390)	(31,390)

Total Change in Appreciation (Depreciation)	$-	$-	$(8,098)	$(8,098)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$12,290,000	$12,290,000
Futures Contracts	-	-	353	353
Swap Agreements	$-	$-	$27,541,667	$27,541,667

Core Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$1,335,785	$1,335,785
Futures Contracts^^	-	-	1,153	1,153
Swap Agreements^^	-	-	7,307	7,307

Total Value	$-	$-	$1,344,245	$1,344,245

Liability Derivatives
Futures Contracts^^	$-	$-	$(377,460)	$(377,460)
Swap Agreements^^	-	-	(484,280)	(484,280)

Total Value	$-	$-	$(861,740)	$(861,740)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Core Bond Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$-	$-	$1,956,862	$1,956,862
Futures Contracts	-	-	1,603,227	1,603,227
Swap Agreements	(378,608)	-	(181,090)	(559,698)

Total Realized Gain (Loss)	$(378,608)	$-	$3,378,999	$3,000,391

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(800,735)	$(800,735)
Futures Contracts	-	-	(1,773,109)	(1,773,109)
Swap Agreements	(1,018)	-	(697,776)	(698,794)

Total Change in Appreciation (Depreciation)	$(1,018)	$-	$(3,271,620)	$(3,272,638)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$121,765,000	$121,765,000
Futures Contracts	-	-	1,751	1,751
Swap Agreements	$32,000,000	$-	$140,315,833	$172,315,833

Diversified Bond Fund
Asset Derivatives
Purchased Options*	$-	$-	$194,447	$194,447
Futures Contracts^^	-	-	1,236	1,236

Total Value	$-	$-	$195,683	$195,683

Liability Derivatives
Futures Contracts^^	$-	$-	$(7,200)	$(7,200)
Swap Agreements^^	-	-	(70,514)	(70,514)

Total Value	$-	$-	$(77,714)	$(77,714)

Realized Gain (Loss)#
Purchased Options	$-	$-	$284,855	$284,855
Futures Contracts	-	-	12,262	12,262
Swap Agreements	(231,165)	-	(42,273)	(273,438)

Total Realized Gain (Loss)	$(231,165)	$-	$254,844	$23,679

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(116,560)	$(116,560)
Futures Contracts	-	-	(49,737)	(49,737)
Swap Agreements	31,055	-	(84,432)	(53,377)

Total Change in Appreciation (Depreciation)	$31,055	$-	$(250,729)	$(219,674)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$17,725,000	$17,725,000
Futures Contracts	-	-	172	172
Swap Agreements	$2,275,000	$-	$11,378,182	$13,653,182

Balanced Fund
Asset Derivatives
Purchased Options*	$-	$-	$47,062	$47,062

Liability Derivatives
Futures Contracts^^	$-	$-	$(14,015)	$(14,015)
Swap Agreements^^	-	-	(17,050)	(17,050)

Total Value	$-	$-	$(31,065)	$(31,065)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Interest Rate Risk	Total
Balanced Fund (Continued)
Realized Gain (Loss)#
Purchased Options	$-	$-	$68,944	$68,944
Futures Contracts	-	101,683	77,913	179,596
Swap Agreements	(13,110)	-	(5,864)	(18,974)

Total Realized Gain (Loss)	$(13,110)	$101,683	$140,993	$229,566

Change in Appreciation (Depreciation)##
Purchased Options	$-	$-	$(28,210)	$(28,210)
Futures Contracts	-	-	(56,956)	(56,956)
Swap Agreements	(35)	-	(24,508)	(24,543)

Total Change in Appreciation (Depreciation)	$(35)	$-	$(109,674)	$(109,709)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	$-	$-	$4,290,000	$4,290,000
Futures Contracts	-	20	60	80
Swap Agreements	$1,150,000	$-	$5,285,455	$6,435,455

Global Fund
Asset Derivatives
Rights*	$-	$45,407	$-	$45,407

Realized Gain (Loss)#
Rights	$-	$18	$-	$18

Change in Appreciation (Depreciation)##
Rights	$-	$(1,945)	$-	$(1,945)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	976,059	-	976,059

International Equity Fund
Asset Derivatives
Warrants*	$-	$- ††	$-	$-

Realized Gain (Loss)#
Warrants	$-	$- †††	$-	$-

Change in Appreciation (Depreciation)##
Warrants	$-	$(320,708)	$-	$(320,708)

Number of Contracts, Notional Amounts or Shares/Units†
Warrants	-	1,077,518	-	1,077,518

Focused International Fund
Realized Gain (Loss)#
Rights	$-	$13	$-	$13

Change in Appreciation (Depreciation)##
Rights	$-	$(134,184)	$-	$(134,184)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk		Interest Rate Risk	Total
Focused International Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	102,645		-	102,645

Strategic Emerging Markets Fund
Asset Derivatives
Warrants*	$-	$107,054		$-	$107,054

Realized Gain (Loss)#
Rights	$-	$-	†††	$-	$-

Change in Appreciation (Depreciation)##
Warrants	$-	$49,994		$-	$49,994

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	20,237		-	20,237
Warrants	-	121,100		-	121,100

*	Statements of Assets and Liabilities location: Investments, at value.
^^	Cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps is reported in “Futures Contracts” and “Swap Agreements” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
††	Represents security at $0 value as of September 30, 2014.
†††	Represents $0 gain (loss) at time of sale.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, or swap agreements, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, or swap agreements, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for purchased options and swap agreements, or shares/units outstanding for rights and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2014.

The following table presents the Funds’ derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of September 30, 2014.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received**	Net Amount*
Short-Duration Bond Fund
Credit Suisse International	$530,738	$ -	$(502,300)	$28,438

Inflation-Protected and Income Fund
Credit Suisse International	$134,824	$ -	$(134,824)	$-

Core Bond Fund
Credit Suisse International	$1,335,785	$ -	$(1,335,785)	$-

Diversified Bond Fund
Credit Suisse International	$194,447	$ -	$(194,447)	$-

Balanced Fund
Credit Suisse International	$47,062	$ -	$-	$47,062

*	Represents the net amount receivable from the counterparty in the event of default.
**	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Notes to Financial Statements (Continued)

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended September 30, 2014, are discussed below.

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at September 30, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Short-Duration Bond Fund
Futures Contracts — Long
U.S. Treasury Note 10 Year	12/19/14	495	$61,697,109	$(339,259)
U.S. Treasury Note 2 Year	12/31/14	568	124,303,250	1,720
U.S. Treasury Note 5 Year	12/31/14	29	3,429,477	(8,016)

				$(345,555)

Inflation-Protected and Income Fund
Futures Contracts — Short
U.S. Treasury Long Bond	12/19/14	13	$(1,792,781)	$15,479
U.S. Treasury Note 10 Year	12/19/14	46	(5,733,469)	(8,035)
U.S. Treasury Ultra Long Bond	12/19/14	20	(3,050,000)	37,162
U.S. Treasury Note 2 Year	12/31/14	179	(39,173,031)	20,007
U.S. Treasury Note 5 Year	12/31/14	43	(5,085,086)	14,559

				$79,172

Notes to Financial Statements (Continued)

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Core Bond Fund
Futures Contracts — Long
U.S. Treasury Long Bond	12/19/14	1	$137,906	$1,153
U.S. Treasury Note 10 Year	12/19/14	240	29,913,750	(127,355)
U.S. Treasury Note 2 Year	12/31/14	675	147,719,531	(85,540)
U.S. Treasury Note 5 Year	12/31/14	664	78,523,188	(164,565)

				$(376,307)

Diversified Bond Fund
Futures Contracts — Long
U.S. Treasury Note 10 Year	12/19/14	4	$498,563	$(13)
U.S. Treasury Note 2 Year	12/31/14	104	22,759,750	(7,187)
U.S. Treasury Note 5 Year	12/31/14	9	1,064,320	1,236

				$(5,964)

Balanced Fund
Futures Contracts — Long
U.S. Treasury Note 10 Year	12/19/14	13	$1,620,328	$(9,171)
U.S. Treasury Note 2 Year	12/31/14	28	6,127,625	(3,186)
U.S. Treasury Note 5 Year	12/31/14	9	1,064,320	(1,658)

				$(14,015)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference

Notes to Financial Statements (Continued)

entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transactions are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap transactions at September 30, 2014. A Fund’s current exposure to a counterparty is the fair value of the transaction.

Notes to Financial Statements (Continued)

Currency	Notional Amount	Expiration Date	Payments Made by Fund	Payments Received by Fund	Unrealized Appreciation (Depreciation)	Premium Received (Paid)	Value
Short-Duration Bond Fund*
Interest Rate Swaps
Centrally Cleared Swaps
USD	14,555,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	$(192,377)	$-	$(192,377)

Inflation-Protected and Income Fund**
Interest Rate Swaps
Centrally Cleared Swaps
USD	3,700,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	$(48,904)	$-	$(48,904)

Core Bond Fund***
Interest Rate Swaps
Centrally Cleared Swaps
USD	4,000,000	5/17/16	Fixed 0.530%	3-Month USD-LIBOR-BBA	$7,039	$268	$7,307
USD	36,640,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	(484,280)	-	(484,280)

					(477,241)	268	(476,973)

Diversified Bond Fund****
Interest Rate Swaps
Centrally Cleared Swaps
USD	5,335,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	$(70,514)	$-	$(70,514)

Balanced Fund*****
Interest Rate Swaps
Centrally Cleared Swaps
USD	1,290,000	4/29/24	Fixed 2.765%	3-Month USD-LIBOR-BBA	$(17,050)	$-	$(17,050)

USD	U.S. Dollar
*	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $408,223 in securities at September 30, 2014.
**	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $108,211 in securities at September 30, 2014.
***	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $1,040,994 in securities at September 30, 2014.
****	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $153,084 in securities at September 30, 2014.
*****	Collateral for swap agreements held by Goldman Sachs & Co. amounted to $39,432 in securities at September 30, 2014.

Options, Rights, and Warrants

A Fund may purchase call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Purchasing call options. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security,

Notes to Financial Statements (Continued)

since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Notes to Financial Statements (Continued)

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At September 30, 2014, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Notes to Financial Statements (Continued)

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

The following table is a summary of the Fund(s) open reverse repurchase transactions which are subject to an MRA on a net basis at September 30, 2014:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral*	Cash Collateral Pledged	Net Amount
Inflation-Protected and Income Fund
Banque Paribas	$(32,646,000)	$32,055,000	$591,000	$-
Barclays Bank PLC	(31,999,432)	31,363,432	636,000	-
Daiwa Securities	(11,647,300)	11,647,300	-	-
Deutsche Bank AG	(33,419,996)	32,884,996	535,000	-
Goldman Sachs & Co.	(70,318,602)	68,718,817	1,599,785	-
HSBC Finance Corp.	(84,201,130)	83,029,130	1,172,000	-
Morgan Stanley	(32,019,301)	31,345,301	674,000	-

	$(296,251,761)	$291,043,976	$5,207,785	$-

*	Collateral with a value of $300,736,587 has been pledged in connection with open reverse repurchase transactions. Excess collateral pledged to the individual counterparty is not shown for financial reporting purposes.

The Fund(s) listed in the following table had reverse repurchase transactions during the year ended September 30, 2014:

Description	Value
Inflation-Protected and Income Fund
Agreement with Banque Paribas, dated 7/10/14, 0.150%, to be repurchased on demand until 10/08/14 at value plus accrued interest.	$28,530,000
Agreement with Banque Paribas, dated 9/04/14, 0.170%, to be repurchased on demand until 11/04/14 at value plus accrued interest.	4,116,000
Agreement with Barclays Bank PLC, dated 7/09/14, 0.180%, to be repurchased on demand until 10/07/14 at value plus accrued interest.	736,470
Agreement with Barclays Bank PLC, dated 7/16/14, 0.180%, to be repurchased on demand until 10/07/14 at value plus accrued interest.	16,474,904
Agreement with Barclays Bank PLC, dated 8/27/14, 0.170%, to be repurchased on demand until 11/25/14 at value plus accrued interest.	8,730,932
Agreement with Barclays Bank PLC, dated 9/03/14, 0.180%, to be repurchased on demand until 10/02/14 at value plus accrued interest.	6,057,126
Agreement with Daiwa Securities, dated 8/05/14, 0.180%, to be repurchased on demand until 10/02/14 at value plus accrued interest.	1,386,250

Notes to Financial Statements (Continued)

Description	Value
Inflation-Protected and Income Fund (continued)
Agreement with Daiwa Securities, dated 9/10/14, 0.170%, to be repurchased on demand until 10/02/14 at value plus accrued interest.	$10,261,050
Agreement with Deutsche Bank AG, dated 7/09/14, 0.160%, to be repurchased on demand until 10/03/14 at value plus accrued interest.	31,322,228
Agreement with Deutsche Bank AG, dated 8/26/14, 0.170%, to be repurchased on demand until 11/19/14 at value plus accrued interest.	2,097,768
Agreement with Goldman Sachs & Co., dated 7/16/14, 0.180%, to be repurchased on demand until 10/15/14 at value plus accrued interest.	9,005,770
Agreement with Goldman Sachs & Co., dated 8/21/14, 0.190%, to be repurchased on demand until 11/20/14 at value plus accrued interest.	6,042,497
Agreement with Goldman Sachs & Co., dated 9/04/14, 0.190%, to be repurchased on demand until 11/20/14 at value plus accrued interest.	55,270,335
Agreement with HSBC Finance Corp., dated 7/09/14, 0.160%, to be repurchased on demand until 10/07/14 at value plus accrued interest.	24,906,005
Agreement with HSBC Finance Corp., dated 7/29/14, 0.150%, to be repurchased on demand until 10/07/14 at value plus accrued interest.	10,631,625
Agreement with HSBC Finance Corp., dated 8/12/14, 0.150%, to be repurchased on demand until 11/05/14 at value plus accrued interest.	24,186,250
Agreement with HSBC Finance Corp., dated 9/04/14, 0.160%, to be repurchased on demand until 11/05/14 at value plus accrued interest.	7,817,250
Agreement with HSBC Finance Corp., dated 9/30/14, (0.400%), to be repurchased on demand until 10/01/14 at value plus accrued interest.	16,660,000
Agreement with Morgan Stanley, dated 07/08/14, 0.190%, to be repurchased on demand until 10/02/14 at value plus accrued interest.	18,198,905
Agreement with Morgan Stanley, dated 8/05/14, 0.180%, to be repurchased on demand until 11/04/14 at value plus accrued interest.	13,820,396

$296,251,761

Average balance outstanding	$260,131,521
Maximum balance outstanding	$296,251,761
Weighted average maturity	54 days
Average interest rate	0.15%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

Notes to Financial Statements (Continued)

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At September 30, 2014, the Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

The Funds employ an agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended September 30, 2014, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Value Fund	$26,158	$5,231	$20,927
Main Street Fund	16,582	3,292	13,290
Small Cap Opportunities Fund	147,612	29,523	118,089
Global Fund	353,815	70,752	283,063
International Equity Fund	487,121	96,568	390,553
Focused International Fund	81,235	16,936	64,299
Strategic Emerging Markets Fund	51,769	10,354	41,415

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Notes to Financial Statements (Continued)

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.35%
Short-Duration Bond Fund*	0.35% on the first $500 million; and
0.30% on any excess over $500 million
Inflation-Protected and Income Fund*	0.38% on the first $350 million; and
0.33% on any excess over $350 million
Core Bond Fund*	0.38% on the first $1.5 billion;
0.33% on the next $500 million; and
0.28% on any excess over $2 billion
Diversified Bond Fund*	0.40% on the first $150 million; and
0.35% on any excess over $150 million
High Yield Fund*	0.48% on the first $250 million; and
0.455% on any excess over $250 million
Balanced Fund	0.48% on the first $350 million; and
0.43% on any excess over $350 million
Value Fund	0.50% on the first $250 million; and
0.47% on any excess over $250 million
Disciplined Value Fund*	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Main Street Fund*	0.55% on the first $300 million; and
0.50% on any excess over $300 million
Disciplined Growth Fund*	0.45% on the first $400 million; and
0.40% on any excess over $400 million
Small Cap Opportunities Fund	0.58% on the first $400 million; and
0.53% on any excess over $400 million
Global Fund*	0.75% on the first $400 million; and
0.70% on any excess over $400 million
International Equity Fund	0.85% on the first $500 million;
0.80% on the next $500 million; and
0.75% on any excess over $1 billion
Focused International Fund*	0.85% on the first $350 million; and
0.80% on any excess over $350 million
Strategic Emerging Markets Fund*	1.00% on the first $350 million; and
0.95% on any excess over $350 million

*	Prior to April 1, 2014, the investment advisory fees were as follows:

Short-Duration Bond Fund	0.40% on the first $500 million; and
0.35% on any excess over $500 million
Inflation-Protected and Income Fund	0.48% on the first $350 million; and
0.43% on any excess over $350 million
Core Bond Fund	0.48% on the first $1.5 billion;
0.43% on the next $500 million; and
0.38% on any excess over $2 billion

Notes to Financial Statements (Continued)

Diversified Bond Fund	0.50% on the first $150 million; and
0.45% on any excess over $150 million
High Yield Fund	0.50% on the first $250 million; and
0.475% on any excess over $250 million
Disciplined Value Fund	0.50% on the first $400 million; and
0.45% on any excess over $400 million
Main Street Fund	0.65% on the first $300 million; and
0.60% on any excess over $300 million
Disciplined Growth Fund	0.50% on the first $400 million; and
0.45% on any excess over $400 million
Global Fund	0.80% on the first $400 million; and
0.75% on any excess over $400 million
Focused International Fund	0.90% on the first $350 million; and
0.85% on any excess over $350 million
Strategic Emerging Markets Fund	1.05% on the first $350 million; and
1.00% on any excess over $350 million

MassMutual served as the Funds’ investment adviser pursuant to the investment advisory agreements through March 31, 2014.

MML Advisers has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MM Asset Management Holding LLC, itself a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*	0.22% of the first $50 million;
0.21% of the next $50 million; and
0.20% of any excess over $100 million
Disciplined Value Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million
Disciplined Growth Fund*	0.25% of the first $50 million;
0.21% of the next $50 million;
0.17% of the next $650 million; and
0.14% of any excess over $750 million

*	Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the NYSE on each day that the NYSE is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MML Advisers or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MML Advisers and Babson Capital, determined at the close of the NYSE on each day that the NYSE is open for trading.

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, and Balanced Fund and is primarily responsible for managing each Fund’s commercial mortgage-backed securities. Cornerstone is a wholly-owned

Notes to Financial Statements (Continued)

subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MML Advisers and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MML Advisers has entered into an investment subadvisory agreement with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., itself an indirect wholly-owned subsidiary of MassMutual Holding LLC, on behalf of the Focused International Fund. This agreement provides that Baring manage the investment and reinvestment of the assets of the Focused International Fund. Baring receives a subadvisory fee from MML Advisers, based upon the Focused International Fund’s average daily net assets, at the following annual rate:

Focused International Fund	0.55%

MML Advisers has entered into investment subadvisory agreements with OppenheimerFunds, Inc. (“OFI”), a wholly-owned subsidiary of Oppenheimer Acquisition Corp., itself an indirect majority-owned subsidiary of MassMutual Holding LLC, on behalf of the Global Fund. This agreement provides that OFI manage the investment and reinvestment of the assets of the Global Fund. OFI receives a subadvisory fee from MML Advisers, based upon the Global Fund’s average daily net assets, at the following annual rate:

Global Fund	0.50% of the first $50 million;
0.40% of the next $200 million;
0.35% of the next $250 million;
0.30% of the next $250 million;
0.28% of the next $50 million; and
0.25% of any excess over $800 million

MML Advisers has entered into investment subadvisory agreements with OFI Global Institutional, Inc. (“OFI Global Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Global Institutional manage the investment and reinvestment of the assets of these Funds. OFI Global Institutional receives a subadvisory fee from MML Advisers, based upon each Fund’s average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% of the first $1 billion; and
0.30% of any excess over $1 billion
Small Cap Opportunities Fund	0.40% of the first $1 billion; and
0.30% of any excess over $1 billion
International Equity Fund	0.50% of the first $50 million;
0.45% of the next $150 million;
0.40% of the next $250 million; and
0.35% of any excess over $450 million
Strategic Emerging Markets Fund	0.70%

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.

Administration Fees

Under an administrative and shareholder services agreement between the Trust and MML Advisers, on behalf of each Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers

Notes to Financial Statements (Continued)

receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Money Market Fund*	N/A	0.10%	N/A	N/A	N/A	N/A	N/A
Short-Duration Bond Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Inflation-Protected and Income Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Core Bond Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Diversified Bond Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
High Yield Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Balanced Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Value Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Value Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Main Street Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Disciplined Growth Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Small Cap Opportunities Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Global Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
International Equity Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Focused International Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%
Strategic Emerging Markets Fund*	None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

*	Prior to April 1, 2014, the administrative service fees per share class were as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R3
Money Market Fund**	N/A	0.0766%	0.1766%	N/A	0.3266%	N/A
Short-Duration Bond Fund	0.0700%	0.2589%	0.3089%	0.3889%	0.3889%	0.4389%
Inflation-Protected and Income Fund	0.0500%	0.1608%	0.2608%	0.3108%	0.3108%	0.3608%
Core Bond Fund	0.0600%	0.2651%	0.3151%	0.3851%	0.3851%	0.4551%
Diversified Bond Fund	0.0700%	0.1460%	0.2460%	0.3460%	0.3860%	N/A
High Yield Fund	0.0400%	0.2443%	0.2943%	0.4443%	0.4443%	0.4943%
Balanced Fund	N/A	0.0868%	0.2468%	0.3968%	0.3968%	N/A
Value Fund	N/A	0.0658%	0.1658%	0.2758%	0.3158%	0.3758%
Disciplined Value Fund	N/A	0.0285%	0.1185%	0.2585%	0.2585%	0.3085%
Main Street Fund	N/A	0.1100%	0.1600%	0.3100%	0.3100%	0.3600%
Disciplined Growth Fund	N/A	0.0244%	0.1144%	0.2544%	0.2544%	N/A
Small Cap Opportunities Fund	N/A	0.0971%	0.1971%	0.2971%	0.2971%	N/A
Global Fund	N/A	0.1800%	0.2100%	0.3600%	0.3600%	0.4100%
International Equity Fund	N/A	0.1392%	0.1692%	0.3192%	0.3192%	N/A
Focused International Fund	0.0600%	0.1500%	0.2500%	0.4000%	0.4000%	0.5500%
Strategic Emerging Markets Fund	0.0400%	0.2000%	0.3000%	0.4500%	0.4500%	N/A

**	Effective March 7, 2014, Service Class and Class A merged into Class R5.

MassMutual served as the Funds’ administrator pursuant to an administrative and shareholder services agreement with each Fund through March 31, 2014.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of each Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of each Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant

Notes to Financial Statements (Continued)

class of shares, reducing redemptions of shares, or maintaining or improving services provided to each Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of each Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Funds’ investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Funds separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Funds’ investors.

Expense Caps and Waivers

Effective April 1, 2014, MML Advisers contractually agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through January 31, 2016 based upon the average daily net assets of the applicable class of shares for the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Diversified Bond Fund	0.52%	0.62%	0.72%	0.82%	1.07%	0.97%	1.22%
High Yield Fund	0.55%	0.65%	0.75%	0.85%	1.10%	1.00%	1.25%
Balanced Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Value Fund	0.60%	0.70%	0.80%	0.90%	1.15%	1.05%	1.30%
Focused International Fund	0.95%	1.05%	1.15%	1.25%	1.50%	1.40%	1.65%
Strategic Emerging Markets Fund	1.05%	1.15%	1.25%	1.35%	1.60%	1.50%	1.75%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

Prior to April 1, 2014, MassMutual had contractually agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares for the Funds, as follows:

	Class I	Class R5	Service Class	Administrative Class	Class A	Class R3
Main Street Fund	N/A	0.71%	0.76%	0.91%	1.16%	1.46%
Global Fund	N/A	0.89%	1.03%	1.14%	1.43%	1.52%
Strategic Emerging Markets Fund	0.99%	1.15%	1.25%	1.40%	1.65%	N/A

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.

For the Money Market Fund, MML Advisers has agreed to voluntarily waive some or all of its fees in an attempt to allow the Fund to avoid a negative yield. There is no guarantee that the Fund will be able to avoid a negative yield. Payments made to intermediatries will be unaffected. MML Advisers may amend or discontinue this waiver at any time without advance notice.

Prior to April 1, 2014, for the Money Market Fund, MassMutual had agreed to voluntarily waive some or all of its fees in an attempt to allow each class of the Fund to avoid a negative yield. There was no guarantee that a class of the Fund would be able to avoid a negative yield. Payments made to intermediaries were unaffected.

Prior to April 1, 2014, MassMutual had contractually agreed to waive 0.14% of the advisory fee for each class of the Short-Duration Bond Fund, 0.13% of the advisory fee for each class of the Inflation-Protected and Income Fund, 0.18% of the advisory fee for each class of the Core Bond Fund, 0.17% of the advisory fee for each class of the Diversified Bond Fund, 0.10% of the

Notes to Financial Statements (Continued)

advisory fee for each class of the High Yield Fund, 0.10% of the advisory fee for each class of the Focused International Fund, and 0.15% of the advisory fee for each class of the Strategic Emerging Markets Fund.

MassMutual had contractually agreed to waive, through March 7, 2014, 0.22% of the administrative and shareholder services fees for Class A of the Money Market Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at September 30, 2014:

Total % of Ownership by Related Party
Money Market Fund	70.0%
Short-Duration Bond Fund	83.8%
Inflation-Protected and Income Fund	91.6%
Core Bond Fund	91.2%
Diversified Bond Fund	54.7%
High Yield Fund	83.9%
Balanced Fund	82.2%
Value Fund	95.8%
Disciplined Value Fund	85.5%
Main Street Fund	96.6%
Disciplined Growth Fund	84.6%
Small Cap Opportunities Fund	91.0%
Global Fund	91.3%
International Equity Fund	92.1%
Focused International Fund	95.9%
Strategic Emerging Markets Fund	99.7%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$264,021,753	$169,692,721	$240,884,300	$124,070,845
Inflation-Protected and Income Fund	244,028,698	115,129,329	187,043,051	91,943,903
Core Bond Fund	5,046,987,893	352,450,210	5,059,669,554	224,626,086

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Diversified Bond Fund	$421,252,024	$46,137,818	$402,123,963	$15,441,593
High Yield Fund	-	222,721,433	-	200,846,372
Balanced Fund	188,342,776	110,868,774	188,063,486	113,724,317
Value Fund	-	47,695,374	-	97,017,317
Disciplined Value Fund	-	311,383,600	-	343,290,170
Main Street Fund	-	101,472,976	-	113,754,621
Disciplined Growth Fund	-	599,665,265	-	535,058,883
Small Cap Opportunities Fund	-	117,071,534	-	119,861,457
Global Fund	-	110,115,427	-	141,942,660
International Equity Fund	-	430,033,300	-	457,653,700
Focused International Fund	-	57,936,338	-	137,261,018
Strategic Emerging Markets Fund	-	153,646,393	-	138,770,184

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount

Money Market Fund Class R5
Sold	1,230,695,622	$1,230,695,627	340,068,101	$340,068,101
Issued — merger	320,763,696	320,723,316	-	-
Issued as reinvestment of dividends	6,862	6,862	25,200	25,200
Redeemed	(1,228,986,046)	(1,228,986,046)	(350,911,262)	(350,911,262)

Net increase (decrease)	322,480,134	$322,439,759	(10,817,961)	$(10,817,961)

Money Market Fund Class Y**
Sold	466,845,155	$466,845,155	448,610,233	$448,610,233
Issued as reinvestment of dividends	5,681	5,681	14,760	14,760
Redeemed	(438,777,925)	(438,853,243)	(454,406,325)	(454,406,325)
Redemptions — merger	(130,881,518)	(130,823,669)	-	-

Net increase (decrease)	(102,808,607)	$(102,826,076)	(5,781,332)	$(5,781,332)

Money Market Fund Class A***
Sold	193,789,971	$193,789,971	553,502,060	$553,502,060
Issued as reinvestment of dividends	6,836	6,836	22,798	22,798
Redeemed	(160,084,098)	(160,008,779)	(541,220,105)	(541,220,105)
Redemptions — merger	(189,882,178)	(189,899,647)	-	-

Net increase (decrease)	(156,169,469)	$(156,111,619)	12,304,753	$12,304,753

Short-Duration Bond Fund Class I
Sold	11,013,823	$115,659,565	10,344,692	$109,286,274
Issued as reinvestment of dividends	447,434	4,639,894	440,033	4,602,743
Redeemed	(10,849,992)	(113,549,097)	(5,508,514)	(58,247,802)

Net increase (decrease)	611,265	$6,750,362	5,276,211	$55,641,215

Short-Duration Bond Fund Class R5
Sold	5,026,994	$52,820,235	7,881,845	$83,327,185
Issued as reinvestment of dividends	369,282	3,840,528	463,375	4,860,798
Redeemed	(6,941,152)	(72,931,328)	(4,441,304)	(47,086,559)

Net increase (decrease)	(1,544,876)	$(16,270,565)	3,903,916	$41,101,424

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Service Class
Sold	3,460,996	$36,180,030	3,292,794	$34,705,844
Issued as reinvestment of dividends	161,678	1,671,755	211,402	2,207,036
Redeemed	(3,618,355)	(37,723,494)	(3,751,518)	(39,715,362)

Net increase (decrease)	4,319	$128,291	(247,322)	$(2,802,482)

Short-Duration Bond Fund Administrative Class
Sold	2,151,927	$22,426,153	1,960,110	$20,556,332
Issued as reinvestment of dividends	91,010	938,310	111,611	1,161,866
Redeemed	(2,778,347)	(28,926,205)	(895,677)	(9,391,862)

Net increase (decrease)	(535,410)	$(5,561,742)	1,176,044	$12,326,336

Short-Duration Bond Fund Class A
Sold	1,869,389	$19,321,254	1,877,073	$19,630,447
Issued as reinvestment of dividends	122,136	1,253,112	205,582	2,127,773
Redeemed	(1,698,879)	(17,555,683)	(1,599,526)	(16,671,350)

Net increase (decrease)	292,646	$3,018,683	483,129	$5,086,870

Short-Duration Bond Fund Class R4*
Sold	9,569	$100,000

Net increase (decrease)	9,569	$100,000

Short-Duration Bond Fund Class R3
Sold	18,326	$191,280	38,675	$404,037
Issued as reinvestment of dividends	271	2,817	1,130	11,757
Redeemed	(79,408)	(829,767)	(9,815)	(102,569)

Net increase (decrease)	(60,811)	$(635,670)	29,990	$313,225

Inflation-Protected and Income Fund Class I
Sold	7,269,641	$77,301,630	5,141,729	$59,545,445
Issued as reinvestment of dividends	653,066	6,667,797	477,170	5,625,838
Redeemed	(3,200,884)	(34,023,212)	(5,335,045)	(61,297,340)

Net increase (decrease)	4,721,823	$49,946,215	283,854	$3,873,943

Inflation-Protected and Income Fund Class R5
Sold	1,551,988	$16,488,110	1,327,570	$15,501,902
Issued as reinvestment of dividends	264,463	2,702,817	262,759	3,097,926
Redeemed	(1,455,903)	(15,733,736)	(2,662,808)	(30,302,976)

Net increase (decrease)	360,548	$3,457,191	(1,072,479)	$(11,703,148)

Inflation-Protected and Income Fund Service Class
Sold	1,418,256	$14,988,812	2,678,604	$31,417,945
Issued as reinvestment of dividends	401,998	4,096,356	312,003	3,669,152
Redeemed	(1,997,251)	(21,199,522)	(3,318,590)	(39,005,153)

Net increase (decrease)	(176,997)	$(2,114,354)	(327,983)	$(3,918,056)

Inflation-Protected and Income Fund Administrative Class
Sold	436,438	$4,661,209	412,663	$4,836,561
Issued as reinvestment of dividends	47,492	489,171	32,862	390,402
Redeemed	(408,595)	(4,412,023)	(295,036)	(3,431,867)

Net increase (decrease)	75,335	$738,357	150,489	$1,795,096

Inflation-Protected and Income Fund Class A
Sold	681,772	$7,139,859	715,655	$8,256,557
Issued as reinvestment of dividends	136,007	1,369,593	110,396	1,282,801
Redeemed	(969,397)	(10,131,469)	(1,407,791)	(16,114,746)

Net increase (decrease)	(151,618)	$(1,622,017)	(581,740)	$(6,575,388)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount

Inflation-Protected and Income Fund Class R4*
Sold	9,785	$100,005
Redeemed	- ++	(4)

Net increase (decrease)	9,785	$100,001

Inflation-Protected and Income Fund Class R3
Sold	58,398	$609,644	65,345	$745,548
Issued as reinvestment of dividends	7,161	72,255	3,731	43,503
Redeemed	(41,794)	(439,012)	(35,158)	(399,833)

Net increase (decrease)	23,765	$242,887	33,918	$389,218

Core Bond Fund Class I
Sold	17,545,322	$197,681,079	11,818,817	$135,205,202
Issued as reinvestment of dividends	1,581,913	17,274,485	1,904,797	21,695,637
Redeemed	(7,923,065)	(89,234,292)	(14,303,720)	(164,375,500)

Net increase (decrease)	11,204,170	$125,721,272	(580,106)	$(7,474,661)

Core Bond Fund Class R5
Sold	5,451,737	$61,571,709	5,769,887	$67,332,514
Issued as reinvestment of dividends	1,396,022	15,286,443	2,814,108	32,108,967
Redeemed	(7,974,873)	(89,777,230)	(24,078,587)	(274,626,851)

Net increase (decrease)	(1,127,114)	$(12,919,078)	(15,494,592)	$(175,185,370)

Core Bond Fund Service Class
Sold	5,184,193	$57,848,900	2,333,728	$26,700,679
Issued as reinvestment of dividends	416,093	4,531,247	628,846	7,137,405
Redeemed	(3,794,890)	(42,602,157)	(3,926,756)	(44,719,578)

Net increase (decrease)	1,805,396	$19,777,990	(964,182)	$(10,881,494)

Core Bond Fund Administrative Class
Sold	1,789,651	$19,993,893	1,282,742	$14,641,530
Issued as reinvestment of dividends	228,187	2,473,551	344,824	3,896,508
Redeemed	(2,978,656)	(33,007,647)	(2,163,061)	(24,429,654)

Net increase (decrease)	(960,818)	$(10,540,203)	(535,495)	$(5,891,616)

Core Bond Fund Class A
Sold	1,755,440	$19,383,679	2,161,957	$24,608,105
Issued as reinvestment of dividends	449,848	4,835,861	700,102	7,848,149
Redeemed	(2,975,182)	(32,980,882)	(3,032,471)	(33,984,478)

Net increase (decrease)	(769,894)	$(8,761,342)	(170,412)	$(1,528,224)

Core Bond Fund Class R4*
Sold	9,133	$100,005
Issued as reinvestments of dividends	-	-
Redeemed	- ++	(4)

Net increase (decrease)	9,133	$100,001

Core Bond Fund Class R3
Sold	7,377	$82,916	49,865	$584,278
Issued as reinvestment of dividends	2,488	27,271	6,429	73,225
Redeemed	(57,467)	(644,833)	(32,067)	(363,669)

Net increase (decrease)	(47,602)	$(534,646)	24,227	$293,834

Diversified Bond Fund Class I
Sold	564,430	$6,026,462	-	$-
Issued as reinvestment of dividends	12,588	130,156	1	8
Redeemed	(56,722)	(603,946)	-	-

Net increase (decrease)	520,296	$5,552,672	1	$8

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount
Diversified Bond Fund Class R5
Sold	3,922,130	$39,474,848	654,627	$6,556,096
Issued as reinvestment of dividends	111,164	1,072,731	250,639	2,493,857
Redeemed	(1,093,856)	(10,861,412)	(806,510)	(8,165,250)

Net increase (decrease)	2,939,438	$29,686,167	98,756	$884,703

Diversified Bond Fund Service Class
Sold	675,761	$6,803,008	248,537	$2,523,968
Issued as reinvestment of dividends	33,913	330,990	64,209	645,940
Redeemed	(204,667)	(2,060,544)	(2,572,987)	(27,276,855)

Net increase (decrease)	505,007	$5,073,454	(2,260,241)	$(24,106,947)

Diversified Bond Fund Administrative Class
Sold	1,019,272	$10,287,096	669,773	$6,734,881
Issued as reinvestment of dividends	44,760	436,409	68,470	688,123
Redeemed	(224,515)	(2,254,294)	(364,104)	(3,670,197)

Net increase (decrease)	839,517	$8,469,211	374,139	$3,752,807

Diversified Bond Fund Class A
Sold	927,793	$9,302,759	455,717	$4,620,290
Issued as reinvestment of dividends	88,578	860,974	225,217	2,256,672
Redeemed	(825,073)	(8,267,771)	(1,026,749)	(10,446,677)

Net increase (decrease)	191,298	$1,895,962	(345,815)	$(3,569,715)

Diversified Bond Fund Class R4*
Sold	10,071	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- ++	(4)

Net increase (decrease)	10,071	$100,001

Diversified Bond Fund Class R3+
Sold	10,070	$100,002	-	$-
Issued as reinvestment of dividends	-	-	9	95
Redeemed	- ++	(2)	(157)	(1,672)

Net increase (decrease)	10,070	$100,000	(148)	$(1,577)

High Yield Fund Class I
Sold	4,947,243	$50,167,596	4,099,190	$40,659,215
Issued as reinvestment of dividends	938,627	9,010,818	815,997	7,686,693
Redeemed	(5,381,659)	(54,285,804)	(5,421,214)	(53,479,615)

Net increase (decrease)	504,211	$4,892,610	(506,027)	$(5,133,707)

High Yield Fund Class R5
Sold	968,195	$9,780,662	1,531,423	$15,283,811
Issued as reinvestment of dividends	256,575	2,475,954	169,094	1,599,632
Redeemed	(430,303)	(4,391,950)	(913,468)	(8,974,171)

Net increase (decrease)	794,467	$7,864,666	787,049	$7,909,272

High Yield Fund Service Class
Sold	1,287,196	$13,043,299	1,024,207	$10,168,389
Issued as reinvestment of dividends	480,312	4,635,009	422,942	4,001,029
Redeemed	(1,568,832)	(16,008,065)	(1,471,258)	(14,478,342)

Net increase (decrease)	198,676	$1,670,243	(24,109)	$(308,924)

High Yield Fund Administrative Class
Sold	1,118,124	$11,151,841	686,251	$6,766,114
Issued as reinvestment of dividends	121,854	1,163,706	70,872	664,781
Redeemed	(406,014)	(4,077,830)	(241,092)	(2,361,660)

Net increase (decrease)	833,964	$8,237,717	516,031	$5,069,235

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount
High Yield Fund Class A
Sold	924,072	$9,231,024	597,004	$5,846,469
Issued as reinvestment of dividends	278,121	2,647,709	266,419	2,491,023
Redeemed	(1,017,693)	(10,101,834)	(1,995,839)	(19,200,858)

Net increase (decrease)	184,500	$1,776,899	(1,132,416)	$(10,863,366)

High Yield Fund Class R4*
Sold	10,111	$100,005
Redeemed	- ++	(4)

Net increase (decrease)	10,111	$100,001

High Yield Fund Class R3
Sold	38,951	$391,552	23,457	$232,977
Issued as reinvestment of dividends	5,839	56,526	3,489	33,142
Redeemed	(45,611)	(464,842)	(8,539)	(84,042)

Net increase (decrease)	(821)	$(16,764)	18,407	$182,077

Balanced Fund Class I*
Sold	2,802,597	$36,410,988
Issued as reinvestment of dividends	-	-
Redeemed	(11,048)	(144,729)

Net increase (decrease)	2,791,549	$36,266,259

Balanced Fund Class R5
Sold	637,798	$8,091,398	657,030	$7,744,560
Issued as reinvestment of dividends	583,396	7,076,593	159,713	1,795,172
Redeemed	(4,126,936)	(53,116,762)	(1,060,590)	(12,529,707)

Net increase (decrease)	(2,905,742)	$(37,948,771)	(243,847)	$(2,989,975)

Balanced Fund Service Class
Sold	302,031	$3,961,332	392,319	$4,740,924
Issued as reinvestment of dividends	50,420	634,782	10,065	117,156
Redeemed	(200,634)	(2,599,013)	(207,006)	(2,516,356)

Net increase (decrease)	151,817	$1,997,101	195,378	$2,341,724

Balanced Fund Administrative Class
Sold	502,438	$6,369,301	120,709	$1,446,795
Issued as reinvestment of dividends	20,459	249,392	4,497	50,821
Redeemed	(269,537)	(3,443,208)	(118,985)	(1,396,715)

Net increase (decrease)	253,360	$3,175,485	6,221	$100,901

Balanced Fund Class A
Sold	487,992	$6,043,018	2,010,209	$23,201,565
Issued as reinvestment of dividends	209,213	2,493,816	29,503	326,595
Redeemed	(1,137,801)	(14,088,538)	(501,159)	(5,877,114)

Net increase (decrease)	(440,596)	$(5,551,704)	1,538,553	$17,651,046

Balanced Fund Class R4*
Sold	8,143	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	-	(4)

Net increase (decrease)	8,143	$100,001

Balanced Fund Class R3*
Sold	8,143	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,143	$100,000

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount
Value Fund Class I*
Sold	4,990	$100,100
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	4,990	$100,100

Value Fund Class R5
Sold	147,748	$2,987,278	155,136	$2,626,329
Issued as reinvestment of dividends	88,445	1,692,845	135,681	2,084,066
Redeemed	(2,559,791)	(51,263,712)	(3,291,712)	(54,695,066)

Net increase (decrease)	(2,323,598)	$(46,583,589)	(3,000,895)	$(49,984,671)

Value Fund Service Class
Sold	549	$11,058	972	$16,585
Issued as reinvestment of dividends	98	1,879	128	1,968
Redeemed	(330)	(6,861)	(3,463)	(58,019)

Net increase (decrease)	317	$6,076	(2,363)	$(39,466)

Value Fund Administrative Class
Sold	59,598	$1,214,145	49,887	$826,140
Issued as reinvestment of dividends	10,448	200,704	16,320	251,497
Redeemed	(248,413)	(4,973,951)	(442,941)	(7,287,054)

Net increase (decrease)	(178,367)	$(3,559,102)	(376,734)	$(6,209,417)

Value Fund Class A
Sold	54,856	$1,113,598	43,736	$734,155
Issued as reinvestment of dividends	4,031	77,471	6,519	100,464
Redeemed	(152,615)	(2,992,377)	(231,939)	(3,734,142)

Net increase (decrease)	(93,728)	$(1,801,308)	(181,684)	$(2,899,523)

Value Fund Class R4*
Sold	4,973	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	4,973	$100,000

Value Fund Class R3
Sold	15	$296	37	$610
Issued as reinvestment of dividends	2	45	4	45
Redeemed	-	-	(109)	(1,821)

Net increase (decrease)	17	$341	(68)	$(1,166)

Disciplined Value Fund Class I*
Sold	13,049,132	$200,333,804
Issued as reinvestment of dividends	-	-
Redeemed	(1,443,188)	(22,818,324)

Net increase (decrease)	11,605,944	$177,515,480

Disciplined Value Fund Class R5
Sold	1,807,871	$26,459,859	4,294,025	$53,525,598
Issued as reinvestment of dividends	309,216	4,461,989	423,047	4,771,965
Redeemed	(15,024,695)	(228,233,713)	(6,086,646)	(77,716,935)

Net increase (decrease)	(12,907,608)	$(197,311,865)	(1,369,574)	$(19,419,372)

Disciplined Value Fund Service Class
Sold	549,408	$8,347,268	930,418	$11,494,855
Issued as reinvestment of dividends	83,393	1,196,680	128,057	1,438,085
Redeemed	(1,421,509)	(21,023,580)	(1,834,869)	(23,235,497)

Net increase (decrease)	(788,708)	$(11,479,632)	(776,394)	$(10,302,557)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount
Disciplined Value Fund Administrative Class
Sold	219,137	$3,299,670	125,655	$1,579,693
Issued as reinvestment of dividends	6,738	98,306	5,164	58,924
Redeemed	(108,530)	(1,668,198)	(43,265)	(560,100)

Net increase (decrease)	117,345	$1,729,778	87,554	$1,078,517

Disciplined Value Fund Class A
Sold	109,072	$1,617,046	303,758	$3,812,349
Issued as reinvestment of dividends	11,346	161,790	15,535	173,369
Redeemed	(316,288)	(4,699,776)	(286,531)	(3,546,744)

Net increase (decrease)	(195,870)	$(2,920,940)	32,762	$438,974

Disciplined Value Fund Class R4*
Sold	6,685	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	-	(4)

Net increase (decrease)	6,685	$100,001

Disciplined Value Fund Class R3
Sold	20	$299	177	$2,254
Issued as reinvestment of dividends	22	317	35	394
Redeemed	(298)	(4,274)	(101)	(1,305)

Net increase (decrease)	(256)	$(3,658)	111	$1,343

Main Street Fund Class I*
Sold	3,393,313	$47,709,956
Issued as reinvestment of dividends	-	-
Redeemed	(52,086)	(751,208)

Net increase (decrease)	3,341,227	$46,958,748

Main Street Fund Class R5
Sold	487,575	$6,505,483	472,554	$5,134,034
Issued as reinvestment of dividends	93,636	1,211,651	147,888	1,502,544
Redeemed	(4,567,438)	(63,355,664)	(1,513,969)	(16,504,656)

Net increase (decrease)	(3,986,227)	$(55,638,530)	(893,527)	$(9,868,078)

Main Street Fund Service Class
Sold	92,623	$1,236,391	59,924	$677,936
Issued as reinvestment of dividends	3,432	44,986	5,700	58,713
Redeemed	(57,489)	(772,859)	(104,830)	(1,133,887)

Net increase (decrease)	38,566	$508,518	(39,206)	$(397,238)

Main Street Fund Administrative Class
Sold	210,586	$2,852,896	269,133	$3,045,108
Issued as reinvestment of dividends	17,725	229,178	31,824	323,331
Redeemed	(485,973)	(6,478,452)	(719,144)	(7,680,258)

Net increase (decrease)	(257,662)	$(3,396,378)	(418,187)	$(4,311,819)

Main Street Fund Class A
Sold	192,410	$2,590,863	274,645	$2,986,136
Issued as reinvestment of dividends	5,199	66,762	10,606	107,123
Redeemed	(358,438)	(4,813,275)	(329,825)	(3,547,641)

Net increase (decrease)	(160,829)	$(2,155,650)	(44,574)	$(454,382)

Main Street Fund Class R4*
Sold	7,524	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,524	$100,000

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount
Main Street Fund Class R3
Sold	2,948	$39,354	769	$8,346
Issued as reinvestment of dividends	7	99	28	280
Redeemed	(310)	(4,137)	(4,217)	(45,899)

Net increase (decrease)	2,645	$35,316	(3,420)	$(37,273)

Disciplined Growth Fund Class I*
Sold	16,058,932	$198,434,179
Issued as reinvestment of dividends	-	-
Redeemed	(1,883,079)	(24,066,781)

Net increase (decrease)	14,175,853	$174,367,398

Disciplined Growth Fund Class R5
Sold	4,488,764	$55,777,699	3,313,710	$39,569,475
Issued as reinvestment of dividends	3,595,143	41,991,277	332,049	3,632,613
Redeemed	(15,304,881)	(189,644,887)	(6,733,019)	(81,013,841)

Net increase (decrease)	(7,220,974)	$(91,875,911)	(3,087,260)	$(37,811,753)

Disciplined Growth Fund Service Class
Sold	1,761,001	$21,684,519	698,501	$8,596,184
Issued as reinvestment of dividends	1,078,235	12,626,126	89,360	979,387
Redeemed	(967,524)	(12,292,700)	(1,097,602)	(13,424,061)

Net increase (decrease)	1,871,712	$22,017,945	(309,741)	$(3,848,490)

Disciplined Growth Fund Administrative Class
Sold	840,800	$10,781,962	870,580	$10,534,106
Issued as reinvestment of dividends	359,504	4,238,554	13,970	154,091
Redeemed	(836,321)	(10,432,977)	(143,142)	(1,695,592)

Net increase (decrease)	363,983	$4,587,539	741,408	$8,992,605

Disciplined Growth Fund Class A
Sold	1,358,947	$17,000,491	568,630	$6,802,771
Issued as reinvestment of dividends	405,180	4,700,083	21,856	238,006
Redeemed	(480,343)	(5,881,137)	(434,829)	(5,246,806)

Net increase (decrease)	1,283,784	$15,819,437	155,657	$1,793,971

Disciplined Growth Fund Class R4*
Sold	8,313	$100,005
Issued as reinvestment of dividends	-	-
Redeemed	- ++	(4)

Net increase (decrease)	8,313	$100,001

Disciplined Growth Fund Class R3*
Sold	8,313	$100,002
Issued as reinvestment of dividends	-	-
Redeemed	- ++	(2)

Net increase (decrease)	8,313	$100,000

Small Cap Opportunities Fund Class I*
Sold	304,247	$4,915,406
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	304,247	$4,915,406

Small Cap Opportunities Fund Class R5
Sold	468,604	$7,492,025	710,699	$9,125,094
Issued as reinvestment of dividends	52,605	807,480	68,419	771,082
Redemptions in-kind	-	-	-	-
Redeemed	(1,449,424)	(22,899,726)	(1,378,627)	(17,109,982)

Net increase (decrease)	(928,215)	$(14,600,221)	(599,509)	$(7,213,806)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount

Small Cap Opportunities Fund Service Class
Sold	327,694	$5,261,623	26,529	$339,542
Issued as reinvestment of dividends	2,100	32,239	3,162	35,673
Redeemed	(70,353)	(1,136,554)	(152,688)	(1,943,348)

Net increase (decrease)	259,441	$4,157,308	(122,997)	$(1,568,133)

Small Cap Opportunities Fund Administrative Class
Sold	649,419	$10,412,913	200,026	$2,577,134
Issued as reinvestment of dividends	5,512	84,225	5,919	66,410
Redeemed	(183,438)	(2,935,749)	(95,174)	(1,174,794)

Net increase (decrease)	471,493	$7,561,389	110,771	$1,468,750

Small Cap Opportunities Fund Class A
Sold	874,002	$13,546,176	918,981	$11,741,244
Issued as reinvestment of dividends	32,973	497,234	39,059	432,774
Redeemed	(1,634,434)	(25,567,161)	(1,096,854)	(13,568,877)

Net increase (decrease)	(727,459)	$(11,523,751)	(138,814)	$(1,394,859)

Small Cap Opportunities Fund Class R4*
Sold	6,196	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	6,196	$100,000

Small Cap Opportunities Fund Class R3*
Sold	6,196	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	6,196	$100,000

Global Fund Class I*
Sold	6,734	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	6,734	$100,000

Global Fund Class R5
Sold	596,055	$8,882,014	856,491	$10,824,510
Issued as reinvestment of dividends	269,539	3,859,794	219,353	2,614,685
Redeemed	(2,495,292)	(36,369,397)	(3,284,672)	(41,863,484)

Net increase (decrease)	(1,629,698)	$(23,627,589)	(2,208,828)	$(28,424,289)

Global Fund Service Class
Sold	550,251	$8,105,003	131,410	$1,631,727
Issued as reinvestment of dividends	11,505	163,834	7,221	85,643
Redeemed	(242,068)	(3,563,490)	(187,448)	(2,286,070)

Net increase (decrease)	319,688	$4,705,347	(48,817)	$(568,700)

Global Fund Administrative Class
Sold	985,679	$14,657,745	682,886	$8,594,074
Issued as reinvestment of dividends	156,063	2,234,838	101,607	1,211,149
Redeemed	(1,327,618)	(19,637,905)	(1,370,240)	(17,168,259)

Net increase (decrease)	(185,876)	$(2,745,322)	(585,747)	$(7,363,036)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount

Global Fund Class A
Sold	337,388	$4,927,648	589,178	$7,523,605
Issued as reinvestment of dividends	51,595	732,648	27,915	330,240
Redeemed	(789,170)	(11,588,534)	(847,310)	(10,438,132)

Net increase (decrease)	(400,187)	$(5,928,238)	(230,217)	$(2,584,287)

Global Fund Class R4*
Sold	6,803	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	6,803	$100,000

Global Fund Class R3
Sold	29,970	$434,468	15,980	$201,012
Issued as reinvestment of dividends	1,205	17,185	652	7,743
Redeemed	(18,504)	(273,671)	(11,349)	(143,759)

Net increase (decrease)	12,671	$177,982	5,283	$64,996

International Equity Fund Class I*
Sold	4,958,981	$76,898,175
Issued as reinvestment of dividends	-	-
Redeemed	(496,160)	(7,687,739)

Net increase (decrease)	4,462,821	$69,210,436

International Equity Fund Class R5
Sold	2,951,304	$45,364,093	2,339,965	$33,545,806
Issued as reinvestment of dividends	2,876,748	42,316,955	1,347,821	18,101,237
Redeemed	(9,317,679)	(143,666,395)	(5,781,155)	(82,302,791)

Net increase (decrease)	(3,489,627)	$(55,985,347)	(2,093,369)	$(30,655,748)

International Equity Fund Service Class
Sold	717,566	$11,221,479	363,884	$5,359,349
Issued as reinvestment of dividends	191,101	2,807,276	75,902	1,017,844
Redeemed	(906,556)	(13,821,770)	(465,336)	(6,415,024)

Net increase (decrease)	2,111	$206,985	(25,550)	$(37,831)

International Equity Fund Administrative Class
Sold	424,330	$6,479,471	210,934	$2,947,496
Issued as reinvestment of dividends	121,841	1,782,541	53,333	712,533
Redeemed	(400,020)	(6,105,195)	(281,602)	(3,938,060)

Net increase (decrease)	146,151	$2,156,817	(17,335)	$(278,031)

International Equity Fund Class A
Sold	705,460	$10,533,126	451,269	$6,308,625
Issued as reinvestment of dividends	358,804	5,134,481	152,651	1,999,729
Redeemed	(875,794)	(13,007,617)	(580,651)	(8,051,811)

Net increase (decrease)	188,470	$2,659,990	23,269	$256,543

International Equity Fund Class R4*
Sold	6,653	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	6,653	$100,000

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount

International Equity Fund Class R3*
Sold	6,653	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	6,653	$100,000

Focused International Fund Class I
Sold	1,168,425	$14,749,857	3,491,643	$41,600,175
Issued as reinvestment of dividends	122,442	1,536,642	91,770	1,063,618
Redeemed	(6,739,993)	(86,126,153)	(2,555,264)	(30,303,513)

Net increase (decrease)	(5,449,126)	$(69,839,654)	1,028,149	$12,360,280

Focused International Fund Class R5
Sold	34,732	$439,457	75,040	$909,106
Issued as reinvestment of dividends	5,466	68,822	44,260	513,418
Redeemed	(241,080)	(3,019,800)	(2,610,711)	(31,174,320)

Net increase (decrease)	(200,882)	$(2,511,521)	(2,491,411)	$(29,751,796)

Focused International Fund Service Class
Sold	15,295	$193,929	136,384	$1,608,319
Issued as reinvestment of dividends	2,851	35,833	8,642	100,077
Redeemed	(248,130)	(3,140,868)	(629,132)	(7,493,949)

Net increase (decrease)	(229,984)	$(2,911,106)	(484,106)	$(5,785,553)

Focused International Fund Administrative Class
Sold	31,399	$399,409	60,429	$723,488
Issued as reinvestment of dividends	2,422	30,635	7,689	89,498
Redeemed	(200,164)	(2,538,633)	(374,002)	(4,430,334)

Net increase (decrease)	(166,343)	$(2,108,589)	(305,884)	$(3,617,348)

Focused International Fund Class A
Sold	91,113	$1,148,415	141,831	$1,679,782
Issued as reinvestment of dividends	9,359	117,458	16,529	191,242
Redeemed	(545,591)	(6,886,071)	(909,818)	(10,690,152)

Net increase (decrease)	(445,119)	$(5,620,198)	(751,458)	$(8,819,128)

Focused International Fund Class R4*
Sold	7,962	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	7,962	$100,000

Focused International Fund Class R3
Sold	16,718	$208,177	24,035	$280,352
Issued as reinvestment of dividends	535	6,627	669	7,648
Redeemed	(16,384)	(204,571)	(31,632)	(371,149)

Net increase (decrease)	869	$10,233	(6,928)	$(83,149)

Strategic Emerging Markets Fund Class I
Sold	2,954,465	$35,684,840	1,495,458	$18,022,037
Issued as reinvestment of dividends	127,758	1,494,775	86,687	1,094,858
Redeemed	(1,356,992)	(16,318,615)	(2,899,249)	(34,455,909)

Net increase (decrease)	1,725,231	$20,861,000	(1,317,104)	$(15,339,014)

Notes to Financial Statements (Continued)

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount

Strategic Emerging Markets Fund Class R5
Sold	135,141	$1,649,145	150,056	$1,794,751
Issued as reinvestment of dividends	6,857	81,186	3,741	47,848
Redeemed	(11,227)	(132,266)	(62,482)	(709,949)

Net increase (decrease)	130,771	$1,598,065	91,315	$1,132,650

Strategic Emerging Markets Fund Service Class
Sold	3,988	$48,036	970	$11,334
Issued as reinvestment of dividends	182	2,132	101	1,277
Redeemed	(655)	(7,938)	(298)	(3,817)

Net increase (decrease)	3,515	$42,230	773	$8,794

Strategic Emerging Markets Fund Administrative Class
Sold	42,744	$480,813	4,766	$57,375
Issued as reinvestment of dividends	79	926	35	441
Redeemed	(17,553)	(203,726)	(1,639)	(19,709)

Net increase (decrease)	25,270	$278,013	3,162	$38,107

Strategic Emerging Markets Fund Class A
Sold	39,169	$469,121	7,494	$89,022
Issued as reinvestment of dividends	181	2,112	-	-
Redeemed	(29,247)	(318,017)	(10,337)	(124,269)

Net increase (decrease)	10,103	$153,216	(2,843)	$(35,247)

Strategic Emerging Markets Fund Class R4*
Sold	8,591	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,591	$100,000

Strategic Emerging Markets Fund Class R3*
Sold	8,591	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	8,591	$100,000

*	Class commenced operations on April 1, 2014.
**	Class Y shares merged into Class S shares on March 7, 2014. Class S shares were renamed Class R5 shares on April 1, 2014.
***	Class A shares merged into Class S shares on March 7, 2014. Class S shares were renamed Class R5 shares on April 1, 2014.
+	Class N shares were eliminated as of February 25, 2013. Class R3 shares were launched on April 1, 2014.
++	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2014, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended September 30, 2014, were waived for any redemptions or exchanges subject to such a charge.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At September 30, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$576,038,526	$9,159,676	$(14,111,373)	$(4,951,697)
Inflation-Protected and Income Fund	625,093,172	9,892,891	(15,276,811)	(5,383,920)
Core Bond Fund	1,834,587,225	41,679,749	(12,786,053)	28,893,696
Diversified Bond Fund	176,119,026	3,781,148	(1,127,518)	2,653,630
High Yield Fund	264,341,001	6,037,154	(5,088,654)	948,500
Balanced Fund	166,531,223	11,152,702	(1,419,291)	9,733,411
Value Fund	76,405,039	13,253,077	(564,972)	12,688,105
Disciplined Value Fund	312,075,395	33,154,140	(4,177,457)	28,976,683
Main Street Fund	168,330,655	41,856,909	(2,181,698)	39,675,211
Disciplined Growth Fund	407,501,890	39,242,981	(7,572,943)	31,670,038
Small Cap Opportunities Fund	174,796,129	21,125,048	(7,014,817)	14,110,231
Global Fund	286,759,554	147,749,807	(7,407,454)	140,342,353
International Equity Fund	492,027,535	70,384,767	(22,721,341)	47,663,426
Focused International Fund	38,704,146	2,012,363	(2,241,195)	(228,832)
Strategic Emerging Markets Fund	154,023,318	12,260,610	(9,371,763)	2,888,847

Note: The aggregate cost for investments for the Money Market Fund at September 30, 2014, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At September 30, 2014, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017
Money Market Fund	$821,066	$-
Value Fund	-	43,005,798
Disciplined Value Fund	-	20,197,194
Focused International Fund	-	5,652,476

Notes to Financial Statements (Continued)

At September 30, 2014, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
Inflation-Protected and Income Fund	$119,309	$172,183
Strategic Emerging Markets Fund	2,100,778	2,639,410

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

The following Fund(s) elected to defer to the fiscal year beginning October 1, 2014, post-October capital losses:

Post-October Loss
Short-Duration Bond Fund	$(1,354,883)
Diversified Bond Fund	(370,066)
Focused International Fund	(270,523)

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$19,379	$-	$-
Short-Duration Bond Fund	12,460,853	-	-
Inflation-Protected and Income Fund	6,205,449	9,192,880	-
Core Bond Fund	44,429,178	-	-
Diversified Bond Fund	2,831,260	-	-
High Yield Fund	15,893,825	4,099,744	-
Balanced Fund	5,129,652	5,325,408	-
Value Fund	1,973,768	-	-
Disciplined Value Fund	5,920,478	-	-
Main Street Fund	1,552,676	-	-
Disciplined Growth Fund	38,113,803	25,442,237	-
Small Cap Opportunities Fund	1,421,203	-	-
Global Fund	3,716,517	3,291,893	-
International Equity Fund	10,665,834	41,375,855	-
Focused International Fund	1,796,017	-	-
Strategic Emerging Markets Fund	1,581,131	-	-

Notes to Financial Statements (Continued)

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$62,765	$-	$-
Short-Duration Bond Fund	10,787,757	4,184,393	-
Inflation-Protected and Income Fund	11,015,941	3,094,039	-
Core Bond Fund	62,377,274	10,383,566	-
Diversified Bond Fund	4,397,509	1,687,297	-
High Yield Fund	16,490,081	-	-
Balanced Fund	2,290,396	-	-
Value Fund	2,438,679	-	-
Disciplined Value Fund	6,444,354	-	-
Main Street Fund	1,991,991	-	-
Disciplined Growth Fund	4,181,831	822,266	-
Small Cap Opportunities Fund	1,305,961	-	-
Global Fund	4,249,509	-	-
International Equity Fund	6,824,568	15,006,972	-
Focused International Fund	1,965,501	-	-
Strategic Emerging Markets Fund	1,144,424	-	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended September 30, 2014:

Amount
Global Fund	$217,475
International Equity Fund	559,205
Focused International Fund	112,704
Strategic Emerging Markets Fund	149,024

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2014, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$21,750	$(821,066)	$(88,408)	$-
Short-Duration Bond Fund	9,740,544	-	(1,428,283)	(5,147,678)
Inflation-Protected and Income Fund	8,026,311	(291,492)	(39,170)	(5,433,667)
Core Bond Fund	29,600,036	-	(227,292)	28,411,241
Diversified Bond Fund	2,086,600	-	(395,961)	2,569,934
High Yield Fund	15,283,903	3,576,643	(26,680)	948,500
Balanced Fund	8,012,764	6,200,262	(23,642)	9,713,138

Notes to Financial Statements (Continued)

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Value Fund	$1,249,209	$(43,005,798)	$(52,227)	$12,688,105
Disciplined Value Fund	4,279,568	(20,197,194)	(39,667)	28,976,683
Main Street Fund	1,193,232	1,273,284	(23,501)	39,672,948
Disciplined Growth Fund	29,753,362	21,479,301	(34,331)	31,670,040
Small Cap Opportunities Fund	3,960,171	22,478,814	(36,516)	14,110,231
Global Fund	3,476,054	17,358,804	(51,731)	140,311,974
International Equity Fund	5,621,610	77,909,180	(98,362)	47,505,900
Focused International Fund	3,068,656	(5,652,476)	(284,601)	(236,643)
Strategic Emerging Markets Fund	1,443,431	(4,740,188)	(15,242)	2,353,203

During the year ended September 30, 2014, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Money Market Fund	$2,162	$(496)	$(1,666)
Short-Duration Bond Fund	1,382	(4,325,929)	4,324,547
Inflation-Protected and Income Fund	646	(1,869,259)	1,868,613
Core Bond Fund	4,576	(3,684,411)	3,679,835
Diversified Bond Fund	120,971	(345,226)	224,255
High Yield Fund	382	108,670	(109,052)
Balanced Fund	647	(31,954)	31,307
Value Fund	1,667	47,965	(49,632)
Disciplined Value Fund	680	98,933	(99,613)
Main Street Fund	424	26,501	(26,925)
Disciplined Growth Fund	470	71,260	(71,730)
Small Cap Opportunities Fund	(1,187)	(69,135)	70,322
Global Fund	967	(76,696)	75,729
International Equity Fund	2,413	(428,769)	426,356
Focused International Fund	217	32,398	(32,615)
Strategic Emerging Markets Fund	226	109,125	(109,351)

The Funds did not have any unrecognized tax benefits at September 30, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended September 30, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended September 30, 2014, was as follows:

	Number of Shares Held as of 9/30/13	Purchases	Sales	Number of Shares Held as of 9/30/14	Value as of 9/30/14	Dividend Income	Net Realized Gain (Loss)
Global Fund
Oppenheimer Institutional Money Market Fund Class E*	5,971,868	54,842,142	55,876,572	4,937,438	$4,937,438	$5,153	$-

International Equity Fund
Oppenheimer Institutional Money Market Fund Class E*	19,588,063	175,977,373	180,817,301	14,748,135	$14,748,135	$12,997	$-

*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction (“LBO”) by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

Notes to Financial Statements (Continued)

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, and Small Cap Opportunities Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, and $414,800, respectively.

In addition, on June 2, 2011, the Disciplined Value Fund and Small Cap Opportunities Fund, were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), in the United States District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts in the accompanying financial statements related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

11.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to September 30, 2014, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements other than those disclosed below.

Effective November 14, 2014 (the “Termination Date”), the Focused International Fund was dissolved pursuant to a Plan of Liquidation and Termination approved by the Trustees. Shareholders of the various classes of shares of the Fund received proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Small Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of September 30, 2014, and the related statements of operations for the year then ended, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2014, the results of their operations for the year then ended, the cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 25, 2014

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2014; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 71	Chairman Trustee	Since 2012 Since 2012	Retired.	90	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Allan W. Blair Age: 66	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	90	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 56	Trustee Chairman	Since 2003 (2006- 2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School; Director (since 2011), Argo Group International Holdings, Ltd.	90	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairman (2006-2012), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 60	Trustee	Since 2004	Retired.	90	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 67	Trustee	Since 2012	Retired.	90	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

F. William Marshall, Jr. Age: 72	Trustee	Since 2012	Retired; Consultant (1999-2009).	128***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 63	Trustee	Since 2004	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	90	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 62	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	92^	Trustee (since 2012) Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012) Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 69	Trustee	Since 2012	Retired	92^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Elaine A. Sarsynski^^^ Age: 59	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2006), MassMutual International, LLC.	90	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 50	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	90

Andrew M. Goldberg Age: 48	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	90

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Brian K. Haendiges Age: 54	Vice President	Since 2014	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	90

Nicholas H. Palmerino Age: 49	Chief Financial Officer and Treasurer	Since 2006	Vice President (2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	90

Philip S. Wellman Age: 50	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	90

Eric H. Wietsma Age: 48	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Director and President (since 2013), MML Advisers; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	90

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attains the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management, Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended September 30, 2014, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Balanced Fund	32.90%
Value Fund	98.56%
Disciplined Value Fund	100.00%
Main Street Fund	100.00%
Disciplined Growth Fund	16.21%
Small Cap Opportunities Fund	80.03%
Global Fund	51.40%
Strategic Emerging Markets Fund	0.03%

For the year ended September 30, 2014, the following Fund(s) earned the following foreign sources of income:

Amount
Global Fund	$5,484,064
International Equity Fund	9,461,918
Focused International Fund	3,474,755
Strategic Emerging Markets Fund	2,463,929

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2014:

Qualified Dividend Income
Core Bond Fund	$165,750
Diversified Bond Fund	12,750
Balanced Fund	2,293,150
Value Fund	2,071,597
Disciplined Value Fund	7,199,874
Main Street Fund	2,916,785
Disciplined Growth Fund	5,988,507
Small Cap Opportunities Fund	1,262,932
Global Fund	5,277,844
International Equity Fund	9,002,521
Focused International Fund	2,190,048
Strategic Emerging Markets Fund	1,321,626

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2014, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, Balanced Fund, Value Fund, Disciplined Value Fund, Main Street Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, Global Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment adviser to the Funds; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for each Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and each of the subadvisers, noting that prior to April 1, 2014, MassMutual, of which MML Advisers is a wholly-owned subsidiary, served as the investment adviser to the Funds.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Funds, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Funds, and the needs of the Funds for administrative and shareholder services.

The Committee then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding each Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibility for providing services to the respective Fund and the fees payable to each subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for each Fund. (References to any one- or three-year period below are to periods ended December 31, 2013. In all cases, the comparative expense information is that of a Fund’s “peer group” and the comparative performance information is that of a Fund’s “performance category.”)

The Committee considered that, in the case of four of the Funds, expense information showed the Funds to be in the first or second quartile of their peer groups (favorable), and performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the Disciplined Value Fund, Disciplined Growth Fund, Small Cap Opportunities Fund, and Global Fund. The Committee also considered that the advisory fee breakpoints of the Disciplined Value Fund, Disciplined Growth Fund, and Global Fund had recently been revised.

In respect of the International Equity Fund, MML Advisers noted that the Fund’s performance continues to be outstanding. MML Advisers noted that, although the Fund’s expenses are relatively high (90th comparative percentile), they are actually within two basis points of the Fund’s expense category (as opposed to expense peer) median.

The Committee considered information regarding the Funds that had achieved favorable investment performance in recent periods compared to their performance categories, but that had experienced relatively high total net expense ratios:

•	Money Market Fund – The Committee considered that the Fund has achieved consistent favorable performance – in the first comparative quartile for the one- and three-year periods – and that MML Advisers has been waiving its fee in recent years to maintain a positive yield. The Committee considered that the Fund’s relative expense position reflects structural difficulties facing money market funds generally in the current low-interest rate environment.

•	Short-Duration Bond Fund – The Committee considered MML Advisers’ statements that the Fund’s performance has been outstanding – achieving better than median performance in eight of the last ten calendar years, including a 29th comparative percentile ranking for the three-year period. The Committee considered MML Advisers’ statement that, although the Fund’s expenses are in the fourth quartile (78th comparative percentile), they are within three basis points of the peer median. The Committee further considered that the Fund’s advisory fee breakpoints had recently been revised.

•	Diversified Bond Fund – The Committee considered MML Advisers’ statements that the Fund has delivered quite favorable investment performance, in the 37th and 31st comparative percentiles for the one- and three-year periods, respectively. MML Advisers stated that, although the Fund’s expense ratio is at the 62nd percentile, the Fund nevertheless represents a favorable investment value in light of its favorable long-term performance, noting that the Fund had achieved top half results versus the category in nine of the last ten calendar years. The Committee considered that the Fund’s advisory fee breakpoints had recently been revised.

•	High Yield Fund – The Committee considered that the Fund has achieved 9th and 1st percentile relative performance for the one- and three-year periods, and MML Advisers’ statements that the subadviser’s performance has been very strong since the integration of a new high-yield team nearly four years ago. The Committee considered that the Fund’s expenses were above the peer median by only a modest amount (54th percentile). The Committee also considered that the Fund’s advisory fee breakpoints had recently been revised.

The Committee considered information regarding the Funds that had underperformed in recent periods compared to their peers. The Committee considered that each of the Funds had relatively favorable expenses, first or second quartile, but had achieved unfavorable relative performance.

•	Balanced Fund – The Committee considered that the Fund has achieved three-year performance in the second comparative quartile (49th comparative percentile), and MML Advisers’ statement that the underperformance in the one-year period was due to conservative bond positioning and exposure to emerging markets equities. The Committee considered MML Advisers’ strong continued confidence in the subadviser.

•	Value Fund – Although the Fund has incurred expenses in the first comparative quartile, its performance for the one- and three-year periods has been in the third and fourth comparative quartiles. MML Advisers reported that the Fund is currently in “under review” status in light of its underperformance. The Committee considered MML Advisers’ report that the subadviser has hired a new portfolio manager for the Fund, who takes a more diversified approach than the prior portfolio manager, and that the Fund’s performance has improved since the appointment of that new portfolio manager in the first quarter of 2013. MML Advisers reported that it intended to monitor this Fund closely in the coming year.

Other Information (Unaudited) (Continued)

•	Main Street Fund – The Committee considered that the Fund has a low comparative expense ratio (6th comparative percentile) and has achieved three-year performance in the second quartile (39th comparative percentile). MML Advisers noted that the Fund’s one-year performance had fallen to the third quartile (58th comparative percentile), but that MML Advisers remains highly confident in the Fund’s subadviser and portfolio management team. The Committee considered that the Fund’s advisory fee breakpoints had recently been revised.

•	Strategic Emerging Markets Fund – The Committee considered MML Advisers’ statements that the Fund’s underperformance – 88th and 96th comparative percentiles for the one- and three-year periods – was due to the Fund’s previous subadviser, which was replaced in late 2013. MML Advisers stated that it has strong confidence in the new subadviser. The Committee considered that the Fund’s advisory fee breakpoints had recently been revised.

The Committee considered information regarding the Funds that had underperformed in recent periods compared to their peers, and that had expenses in the third or fourth comparative quartile. The Committee noted that, with the exception of the Focused International Fund, each Fund’s advisory fee was at or below the median of its peers.

•	Core Bond Fund – The Committee considered MML Advisers’ statements that the Fund’s subadviser, generally manages the Fund in a relatively conservative manner, attempting to realize much of the benefit of “up” markets, while protecting against substantial declines in value in “down” markets; in the current market, that resulted in, among other things, a relatively low allocation to high yield bonds, which have outperformed recently. MML Advisers noted that the Fund’s subadviser tends to underperform in markets like the ones presented by the current market environment, which favor higher risk assets. The Committee considered that the Fund’s advisory fee breakpoints had recently been revised.

•	Inflation-Protected and Income Fund – The Committee considered that the Fund’s performance for the three-year period has been in the second quartile (33rd comparative percentile), and that the Fund has performed in accordance with MML Advisers’ expectations in all periods. MML Advisers stated that the Fund’s relatively high expense ratio is due at least in part to the relatively small number of peer funds in the expense group. The Committee considered that the Fund’s advisory fee breakpoints had recently been revised.

•	Focused International Fund – MML Advisers reported to the Committee that the Fund is under review due to the Fund’s sustained period of underperformance, which could affect the Fund’s long-term viability. MML Advisers undertook to report back to the Committee at an upcoming meeting regarding its plans with respect to this Fund. MML Advisers reported that it was likely that it would recommend liquidating the Fund. The Committee considered that the Fund’s advisory fee breakpoints had recently been revised.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the various Funds, including: (i) a description of the revenue (including advisory fees and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for each individual Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of each Fund and the subadvisory process; (ii) MML Advisers’ levels of profitability from its relationship with the various Funds are not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadvisers generally appear well suited to the Funds, given their investment objectives and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MML Advisers has proposed in respect of the underperformance of a Fund, are sufficient to warrant continuation of the Contracts for each of the Funds; and (v) the terms of the Contracts are fair and reasonable with respect to each Fund and are in the best interests of each Fund’s shareholders.

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2014:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Money Market Fund
Class R5	$1,000	0.12%	$1,000.00	$0.60	$1,024.50	$0.61
Short-Duration Bond Fund
Class I	1,000	0.39%	1,006.70	1.96	1,023.10	1.98
Class R5	1,000	0.49%	1,006.70	2.46	1,022.60	2.48
Service Class	1,000	0.59%	1,005.80	2.97	1,022.10	2.99
Administrative Class	1,000	0.69%	1,004.80	3.47	1,021.60	3.50
Class A	1,000	0.94%	1,003.90	4.72	1,020.40	4.76
Class R4†	1,000	0.84%	1,004.80	4.22	1,020.90	4.26
Class R3	1,000	1.09%	1,003.80	5.48	1,019.60	5.52

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Inflation-Protected and Income Fund
Class I	$1,000	0.45%	$1,017.30	$2.28	$1,022.80	$2.28
Class R5	1,000	0.55%	1,016.40	2.78	1,022.30	2.79
Service Class	1,000	0.65%	1,015.40	3.28	1,021.80	3.29
Administrative Class	1,000	0.75%	1,015.30	3.79	1,021.30	3.80
Class A	1,000	1.00%	1,013.70	5.05	1,020.10	5.06
Class R4†	1,000	0.90%	1,014.70	4.55	1,020.60	4.56
Class R3	1,000	1.15%	1,012.70	5.80	1,019.30	5.82
Core Bond Fund
Class I	1,000	0.41%	1,026.00	2.08	1,023.00	2.08
Class R5	1,000	0.51%	1,025.10	2.59	1,022.50	2.59
Service Class	1,000	0.61%	1,024.30	3.10	1,022.00	3.09
Administrative Class	1,000	0.71%	1,024.40	3.60	1,021.50	3.60
Class A	1,000	0.96%	1,022.80	4.87	1,020.30	4.86
Class R4†	1,000	0.86%	1,022.80	4.36	1,020.80	4.36
Class R3	1,000	1.11%	1,021.50	5.63	1,019.50	5.62
Diversified Bond Fund
Class I	1,000	0.52%	1,027.40	2.64	1,022.50	2.64
Class R5	1,000	0.62%	1,026.30	3.15	1,022.00	3.14
Service Class	1,000	0.72%	1,026.10	3.66	1,021.50	3.65
Administrative Class	1,000	0.82%	1,025.10	4.16	1,021.00	4.15
Class A	1,000	1.07%	1,024.20	5.43	1,019.70	5.42
Class R4†	1,000	0.97%	1,025.20	4.92	1,020.20	4.91
Class R3†	1,000	1.22%	1,023.20	6.19	1,019.00	6.17
High Yield Fund
Class I	1,000	0.55%	1,016.00	2.78	1,022.30	2.79
Class R5	1,000	0.65%	1,014.90	3.28	1,021.80	3.29
Service Class	1,000	0.75%	1,015.00	3.79	1,021.30	3.80
Administrative Class	1,000	0.85%	1,014.10	4.29	1,020.80	4.31
Class A	1,000	1.10%	1,013.10	5.55	1,019.60	5.57
Class R4†	1,000	1.00%	1,013.10	5.05	1,020.10	5.06
Class R3	1,000	1.25%	1,011.90	6.30	1,018.80	6.33
Balanced Fund
Class I†	1,000	0.60%	1,040.00	3.07	1,022.10	3.04
Class R5	1,000	0.70%	1,039.20	3.58	1,021.60	3.55
Service Class	1,000	0.80%	1,038.50	4.09	1,021.10	4.05
Administrative Class	1,000	0.90%	1,037.40	4.60	1,020.60	4.56
Class A	1,000	1.15%	1,036.60	5.87	1,019.30	5.82
Class R4†	1,000	1.05%	1,037.50	5.36	1,019.80	5.32
Class R3†	1,000	1.30%	1,035.80	6.63	1,018.60	6.58
Value Fund
Class I†	1,000	0.60%	1,044.40	3.08	1,022.10	3.04
Class R5	1,000	0.70%	1,043.40	3.59	1,021.60	3.55
Service Class	1,000	0.80%	1,043.70	4.10	1,021.10	4.05
Administrative Class	1,000	0.90%	1,043.30	4.61	1,020.60	4.56
Class A	1,000	1.15%	1,041.30	5.88	1,019.30	5.82
Class R4†	1,000	1.05%	1,042.30	5.38	1,019.80	5.32
Class R3	1,000	1.30%	1,040.50	6.65	1,018.60	6.58

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Disciplined Value Fund
Class I†	$1,000	0.50%	$1,039.60	$2.56	$1,022.60	$2.54
Class R5	1,000	0.60%	1,040.30	3.07	1,022.10	3.04
Service Class	1,000	0.70%	1,039.20	3.58	1,021.60	3.55
Administrative Class	1,000	0.80%	1,038.50	4.09	1,021.10	4.05
Class A	1,000	1.05%	1,036.80	5.36	1,019.80	5.32
Class R4†	1,000	0.95%	1,037.40	4.85	1,020.30	4.81
Class R3	1,000	1.20%	1,036.50	6.13	1,019.10	6.07
Main Street Fund
Class I†	1,000	0.62%	1,061.10	3.20	1,022.00	3.14
Class R5	1,000	0.72%	1,060.40	3.72	1,021.50	3.65
Service Class	1,000	0.82%	1,059.60	4.23	1,021.00	4.15
Administrative Class	1,000	0.92%	1,059.00	4.75	1,020.50	4.66
Class A	1,000	1.17%	1,058.70	6.04	1,019.20	5.92
Class R4†	1,000	1.07%	1,058.70	5.52	1,019.70	5.42
Class R3	1,000	1.32%	1,057.50	6.81	1,018.50	6.68
Disciplined Growth Fund
Class I†	1,000	0.50%	1,061.80	2.58	1,022.60	2.54
Class R5	1,000	0.60%	1,061.80	3.10	1,022.10	3.04
Service Class	1,000	0.70%	1,060.90	3.62	1,021.60	3.55
Administrative Class	1,000	0.80%	1,060.50	4.13	1,021.10	4.05
Class A	1,000	1.05%	1,059.00	5.42	1,019.80	5.32
Class R4†	1,000	0.95%	1,059.00	4.90	1,020.30	4.81
Class R3†	1,000	1.20%	1,058.20	6.19	1,019.10	6.07
Small Cap Opportunities Fund
Class I†	1,000	0.66%	959.30	3.24	1,021.80	3.35
Class R5	1,000	0.76%	958.70	3.73	1,021.30	3.85
Service Class	1,000	0.86%	958.10	4.22	1,020.80	4.36
Administrative Class	1,000	0.96%	957.80	4.71	1,020.30	4.86
Class A	1,000	1.21%	956.00	5.93	1,019.00	6.12
Class R4†	1,000	1.11%	956.60	5.44	1,019.50	5.62
Class R3†	1,000	1.36%	955.40	6.67	1,018.20	6.88
Global Fund
Class I†	1,000	0.84%	1,017.50	4.25	1,020.90	4.26
Class R5	1,000	0.94%	1,017.50	4.75	1,020.40	4.76
Service Class	1,000	1.04%	1,016.90	5.26	1,019.90	5.27
Administrative Class	1,000	1.14%	1,016.20	5.76	1,019.40	5.77
Class A	1,000	1.39%	1,015.00	7.02	1,018.10	7.03
Class R4†	1,000	1.29%	1,015.60	6.52	1,018.60	6.53
Class R3	1,000	1.54%	1,014.20	7.78	1,017.30	7.79
International Equity Fund
Class I†	1,000	0.96%	930.20	4.65	1,020.30	4.86
Class R5	1,000	1.06%	929.50	5.13	1,019.80	5.37
Service Class	1,000	1.16%	928.80	5.61	1,019.30	5.87
Administrative Class	1,000	1.26%	928.40	6.09	1,018.80	6.38
Class A	1,000	1.51%	927.50	7.30	1,017.50	7.64
Class R4†	1,000	1.41%	927.50	6.81	1,018.00	7.13
Class R3†	1,000	1.66%	926.80	8.02	1,016.70	8.39

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Focused International Fund
Class I	$1,000	0.95%	$982.50	$4.72	$1,020.30	$4.81
Class R5	1,000	1.05%	982.60	5.22	1,019.80	5.32
Service Class	1,000	1.15%	980.90	5.71	1,019.30	5.82
Administrative Class	1,000	1.25%	981.00	6.21	1,018.80	6.33
Class A	1,000	1.50%	980.10	7.45	1,017.50	7.59
Class R4†	1,000	1.40%	980.90	6.95	1,018.00	7.08
Class R3	1,000	1.65%	979.80	8.19	1,016.80	8.34
Strategic Emerging Markets Fund
Class I	1,000	1.05%	1,037.70	5.36	1,019.80	5.32
Class R5	1,000	1.15%	1,037.30	5.87	1,019.30	5.82
Service Class	1,000	1.25%	1,036.90	6.38	1,018.80	6.33
Administrative Class	1,000	1.35%	1,035.80	6.89	1,018.30	6.83
Class A	1,000	1.60%	1,034.40	8.16	1,017.00	8.09
Class R4†	1,000	1.50%	1,035.20	7.65	1,017.50	7.59
Class R3†	1,000	1.75%	1,033.50	8.92	1,016.30	8.85

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
†	Class commenced operations on April 1, 2014.

Underwriter:

MML Distributors, LLC

100 Bright Meadow Boulevard

Enfield, CT 06082-1981

November 28, 2014

©2014 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-35127-00

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Barings Dynamic Allocation Fund. Investors should consider the Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Barings Dynamic Allocation Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Eric Wietsma

“We believe one of the most effective ways you can plan for the kind of retirement you want is to understand your goals and have a long-term plan that takes into consideration how comfortable you are with the market’s ups and downs and how long you have to save and invest before you begin withdrawing your money.”

September 30, 2014

I am pleased to present you with the MassMutual Barings Dynamic Allocation Fund Annual Report, covering the year ended September 30, 2014. It was an eventful year in the financial markets and in the world. Investors drove U.S. stocks higher, with stocks of midsize and large companies substantially outperforming small-company shares. Stocks of foreign companies from both developed and emerging markets enjoyed positive returns, but were unable to keep pace with most categories of U.S. equities. Bonds advanced, but mainly underperformed equities during the year. New and ongoing conflicts across the globe made headlines and contributed to the creation of choppy markets at different points during the year, and the Federal Reserve began the process of winding down “Quantitative Easing,” the central bank’s multi-year program focused on stimulating economic growth through bond purchases.

The occasional periods of volatility that occurred during the year ended September 30, 2014 can serve as solid reminders that financial markets are unpredictable and can change direction quickly. We believe investors should maintain appropriate perspective during periods of strong investment performance as well as when markets are struggling. Our view is that retirement investors who follow certain investment guidelines, such as the ones below, have a greater chance of reaching their retirement income goals.

Investment concepts to keep in mind

Time can be your ally

For most people, investing for retirement occurs over many decades. While retirement investors often know that the financial markets will be volatile from time to time, seasoned investors tend to understand taking a long-term approach can help them navigate the market’s downturns, leverage its upturns, and successfully grow their account balances in an effort to reach their retirement income goals.

Contribute as much as you can

While it is impossible to control your investments’ performance, you can control how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as you are able, may be one way to help you realize your long-term investment objectives.

Monitor your asset allocation and diversify

Stocks, bonds, and short-term/money market investments are investment types that typically behave differently depending upon the economic and market environment. Each of these categories contains an even greater array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe that investors can take advantage of different opportunities in the market and reduce the risk of over-exposure to one or two poorly performing investment types by maintaining a portfolio that includes a mix of investment types and sub-categories.

(Continued)

1

MassMutual Barings Dynamic Allocation Fund – President’s Letter to Shareholders (Unaudited) (Continued)

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” At MassMutual, our customers – and their dreams for the future – matter most to us. That is why we are devoted to helping you make the right moves today to prepare for the kind of retirement that you envision – a retirement you can enjoy on your terms. We believe one of the most effective ways you can plan for the kind of retirement you want is to understand your goals and have a long-term plan that takes into consideration how comfortable you are with the market’s ups and downs and how long you have to save and invest before you begin withdrawing your money. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your trust in MassMutual.

Sincerely,

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 10/1/14 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

2

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited)

September 30, 2014

Stocks offer a range of positive returns in an eventful environment

Major stock indexes across the globe advanced for the year ended September 30, 2014, and investors navigated periods of increased volatility and a variety of challenges to the financial markets in an environment that included a government shutdown and other political action over federal spending, geopolitical conflicts in Eastern Europe and the Middle East, reductions in the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), and weak economic data from Europe and the Far East. In the U.S., ongoing improvement in employment, corporate profitability, and other key economic data – including a mid-cycle rebound in gross domestic product (“GDP”) – helped bolster stock prices.

The Fed maintained the amount of longer-dated U.S. Treasury and mortgage-backed bond purchases in QE at a total of $85 billion a month throughout 2013 before beginning the process of “tapering” the central bank’s monthly investment to $75 billion in January 2014. The Fed’s monthly reduction of bond purchases proceeded systematically in additional $10 billion increments thereafter during 2014, and the central bank indicated an expected end to the program in October 2014. The commencement of QE tapering roiled markets somewhat in late fourth-quarter 2013 and early first-quarter 2014, but investors ultimately seemed to accept the end of the program as inevitable and the reductions became less of a factor in market movements as the year progressed. The central bank also helped keep short-term interest rates at historically low levels by continuing the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed reassured investors following the central bank’s September 2014 meeting that short-term interest rates would remain low for a “considerable time” after the end of QE.

Investor concerns about economic growth in foreign markets and its impact on the U.S. contributed to volatility in the price of oil, which started the period on October 1, 2013 at more than $102 per barrel, went to $91.36 in January, peaked at nearly $108 in June and finished at $91.17 on September 30, 2014. U.S. retail gasoline prices declined to as low as $3.34 per gallon in early November 2013, but advanced in the spring and summer of 2014. Gas prices hit a peak of nearly $3.79 per gallon in late April 2014 and hovered in the $3.74 to $3.78 range until late June before declining steadily to $3.43 at the end of September, when drivers once again got some relief at the pumps. Gold prices also gyrated, dropping to less than $1,203 per ounce in mid-December 2013, cresting to $1,382 in mid-March 2014, and closing at $1,208.70 at the end of September 2014.

Market performance

U.S. stocks generally outperformed their foreign counterparts during the year ended September 30, 2014, with the notable exception of U.S. small-cap stocks, which failed to keep pace with U.S. mid- and large-cap stocks, and generated returns more in line with foreign developed and emerging markets. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 20.61% for the year and led all U.S. broad market indexes. The S&P 500® Index of large-capitalization U.S. stocks posted a 19.73% advance and the blue-chip Dow Jones Industrial AverageSM rose 15.29%, with both benchmarks hitting new all-time highs. The Russell 2000® Index of small-capitalization stocks underperformed larger-cap counterparts, but still advanced 3.93%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, rose 4.30% for the year and edged out the MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, which gained 4.25%.

Bonds advanced, but mainly underperformed equities during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 3.96%. Unrelenting low interest rates continued to take their toll, and shorter-term debt investments barely managed to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.52%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.04%. Investors sought the higher returns offered by high-yield bonds, which helped the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, advance 7.20% for the year.*

Q4 2013: Stocks power ahead through government shutdown, prospective Fed tapering

Investors largely stood their ground through the political fiscal wrangling and potential Fed actions, and U.S. stocks notched impressive gains in the fourth quarter of 2013. In the midst of a budget crisis that had shut down most functions of the federal

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

3

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

government, Congress approved a measure 16 days into the shutdown that provided funding for the government until mid-January, along with a temporary extension of the U.S. debt ceiling until February 7, 2014. President Obama signed the bill into law in the early hours of October 17, and most federal workers returned to work that same day. The move alleviated fears that the nation would not pay its bills and ended the shutdown, which had been in effect since October 1. The stock market responded with strong gains during the month of October, and the momentum carried over into November, bolstered by upward revisions to economic growth figures, improved consumer confidence, and a reduction in a key interest rate by the European Central Bank (“ECB”), which also sent European equities higher. Bonds changed little for the quarter.

In December, equities rose, but the results did not come easily. The major equity market indexes experienced losses in the first two weeks of the month, reflecting investor concerns that the market might be overpriced and lingering questions about the Fed’s timeline for the tapering of QE. In fact, the S&P 500’s decline of 1.6% in the second week of December was its worst weekly performance since August. Sentiment improved in the third week of the month, as the market received clear communication from the Fed of its plans to reduce its bond purchases and, more importantly, its commitment to keep short-term rates very low as it does so.

Stocks in the U.S. also rose during the latter part of December following the passage of a two-year budget agreement that appeared to reduce the risk of another government shutdown, which represented a welcome departure from the political brinksmanship that has characterized most Congressional budget debates over the past few years. A sizable upward revision in the government’s December 20 release of estimated third-quarter economic growth to a healthy 4.1% from 3.6% was another positive catalyst.

Q1 2014: Stocks suffer early losses, then recover

U.S. stocks ended the first quarter of 2014 with only minimal changes, as a sell-off early in the quarter gave way to a recovery that more than offset previous losses in most cases. The decline was relatively brief and confined to a two-week stretch in late January and the beginning of February. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing downsizing of QE were all factors weighing on share prices. Worries about emerging markets eased, however, and enabled stocks to embark on a recovery. Resurgent concerns over slowing U.S. economic growth and a flight to quality due to emerging-market volatility helped drive up prices of U.S. Treasury securities. Reassuring comments from new U.S. Federal Reserve Chair Janet Yellen, the first woman to lead the Fed who replaced Ben Bernanke at the end of January, also helped bolster the market.

The federal government’s fiscal woes eased a bit in the first quarter. On February 15, President Obama signed legislation extending the federal debt ceiling through March 2015. In doing so, he removed a cause for concern that the government might not be able to pay its bills or could possibly shut down again.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, specifically the country’s Crimea region, which has been governed as an independent republic since 1992 and is home to many pro-Russian sympathizers. On March 16, a referendum in Crimea yielded the decision to become part of Russia, a move not recognized by the West. Russia’s support of this referendum, together with the build-up of Russian troops along the Russia/Ukraine border, triggered economic sanctions against Russia by Western nations, including the United States. The political upheaval did little to bolster the market later in the quarter, but did not really do significant damage to stock prices. Consequently, most broad equity benchmarks ended the quarter only modestly below their all-time highs.

Q2 2014: Stocks continue their record-setting pace

Stocks of U.S. and foreign companies overcame a brief and relatively mild sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. Stocks’ solid second quarter followed a shaky first quarter in which performance was much more muted. In the fixed-income market, yields of longer-term U.S. Treasury securities declined during April and May before recovering somewhat in June. Weak U.S. economic growth in the first quarter, which was initially estimated at just 0.1% and was subsequently revised much lower – making it the first negative reading in three years – helped drive the April drop.

The ECB provided a boost for the markets in early June, when ECB President Mario Draghi announced reductions in the central bank’s key interest rates. Notably, the ECB’s deposit rate turned negative for the first time, in essence charging euro zone banks

4

MassMutual Barings Dynamic Allocation Fund – Economic and Market Overview (Unaudited) (Continued)

for parking funds with the central bank. The ECB also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks in the United States, Europe, and Japan, as well as in emerging markets.

Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, at which the Fed stated the central bank would continue to reduce the amount of the central bank’s monthly bond purchases and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

Energy stocks rose during the quarter, spurred by concerns about potential disruptions in Iraq’s oil production amid widespread terrorist activity by the Islamic State in Iraq and Syria (“ISIS”), a radical Sunni group.

Q3 2014: Gains narrow as concerns increase about global growth

Large-capitalization U.S. stocks overcame negative markets in July and September to finish the third quarter of 2014 with modest upside progress. However, shares of small and mid-size U.S. companies, foreign stocks from developed and emerging markets, and high-yield bonds struggled, as investors took a more risk-averse approach. Bonds were basically flat for the quarter.

Trouble overseas was one reason for increased investor caution in the market. At the end of July, U.S. stocks suffered a sharp one-day decline after Argentina effectively defaulted on its bonds for the second time in 13 years. Around the same time, the share price of Banco Espirito Santo, Portugal’s largest bank, plunged after it reported a huge $4.8 billion first-half loss that wiped out the bank’s capital cushion and forced it to seek new funding.

In Eastern Europe, the standoff between Ukraine and Russia intensified. In the Middle East, there was a resurgence of the conflict between Israel and Hamas, and the threat of ISIS continued to grow.

Despite these developments, the negative impact on U.S. markets was relatively fleeting, as investor sentiment was buoyed by encouraging news about the U.S. economy. Data reported at the end of July showed that GDP, a broad measure of economic activity, advanced a robust 4.0% in the second quarter after contracting 2.1% in a first quarter hampered by severe winter weather. At the end of September, that second-quarter figure was revised up to 4.6%.

Healthy U.S. economic growth stood in stark contrast to the euro zone, where second-quarter economic activity was stagnant, and Japan, whose economy contracted sharply in the second quarter, according to data that became available in the third quarter. This discrepancy among developed nations helped trigger a significant rally in the U.S. dollar, which depressed the dollar-denominated returns of foreign markets.

As October 2014 began, investors appeared to focus on the factors likely to impact the markets in the year ahead, with the November mid-term elections and their potential to change the balance of power in Washington, continued economic malaise in large economies across the globe, and unsettling developments with regard to ISIS and Ebola at the top of most lists. Investors will also likely keep an eye out for continued economic growth here at home and improvement abroad to help create a favorable environment for stocks and bonds in the year ahead.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 10/1/14 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MassMutual Barings Dynamic Allocation Fund, and who is the Fund’s subadviser?

The Fund seeks positive total real return by investing across different asset classes. The Fund invests primarily in individual securities, exchange-traded Funds (“ETFs”), and derivatives. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended September 30, 2014?

The Fund’s Class R5 shares returned 8.15%, underperforming the 12.20% return of the Morgan Stanley Capital International (“MSCI”) World IndexSM (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S. Conversely, the Fund’s Class R5 shares’ 8.15% return outperformed the 2.62% return of the Consumer Price Index for All Urban Consumers (CPI-U), a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

For a discussion on the economic and market environment during the 12-month period ended September 30, 2014, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended September 30, 2014, the Fund’s fixed-income and emerging-market equity holdings detracted from performance. The Fund held a small position in commodities at the beginning of the year and initiated a small allocation to real estate held investments late in the period, both of which worked against performance. The Fund’s small investments in Brazilian, Russian, and Mexican bonds were detrimental, as were the Fund’s investments in gold and agriculture investments during the early part of the year. The Fund eliminated gold investments during the year, which proved to be a solid strategy when gold declined.

The Fund’s allocations to global equities and currencies were the primary drivers of positive performance during the year. The Fund’s sizable holdings in the broad U.S. equity market made the most substantial contribution, which was consistent with our view that the U.S. had the potential to lead in terms of global growth. The Fund eliminated holdings in European equities in July – before the summer’s downturn – which provided a relative benefit. The Fund’s positioning in specific sectors with rising corporate spending also helped drive returns, particularly technology and health care. Despite the generally negative impact of the Fund’s overall fixed-income component, developed-market bond holdings performed well, particularly the Fund’s positioning in U.S. corporate bonds and longer-dated U.S. Treasuries. In addition, select emerging-market bonds contributed positively to Fund performance for the year.

The Fund is permitted to use derivative instruments, which are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. Overall, the Fund’s derivative positions aided performance during the year.

6

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

From an asset-allocation perspective, we continue to favor stocks – particularly U.S. and Japanese equities – over bonds. Our view is the U.S. economic picture appears strongest among global equity markets – framed by what we believe is slow, steady revenue growth, with little by way of cost pressures. In Japan, the story is more focused on monetary policy and reform measures, which we believe have the potential to boost growth over the long term. This contrasts with our views on European equity markets, where we foresee the potential for continued weak economic growth and the possibility of little benefit from monetary policy measures.

In the fixed-income sector, we believe the high-yield market may be due for some volatility. If our view on the economic cycle is correct and defaults ultimately remain low, there could come a point at which time high-yield bonds could look attractive once again. We think certain segments of the emerging-market bond universe are more attractive, as the yield on these bonds could provide a decent cushion in both relative and absolute terms.

MassMutual Barings Dynamic Allocation Fund Portfolio Characteristics (% of Net Assets) on 9/30/14

Mutual Funds*	70.1%
Bonds & Notes	16.9%

Total Long-Term Investments	87.0%
Short-Term Investments and Other Assets and Liabilities	13.0%

Net Assets	100.0%

*Category includes ETFs.

7

MassMutual Barings Dynamic Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Barings Dynamic Allocation Fund Class I, Class R5, Service Class, Administrative Class, Class A, Class A (sales load deducted), the MSCI World Index, and the CPI-U.

TOTAL RETURN	One Year 10/1/13 - 9/30/14	Since Inception Average Annual 11/28/11 - 9/30/14
Class I	8.24%	7.98%
Class R5	8.15%	7.87%
Service Class	8.15%	7.76%
Administrative Class	8.01%	7.65%
Class A	7.71%	7.39%
Class A (sales load deducted)*	1.51%	5.18%
MSCI World Index#	12.20%	19.13%
CPI-U	2.62%	2.15%+

Hypothetical Investments in MassMutual Barings Dynamic Allocation Fund Class R4, Class R3, the MSCI World Index, and the CPI-U.

TOTAL RETURN	Since Inception 4/1/14 - 9/30/14
Class R4	2.95%
Class R3	2.85%
MSCI World Index#	2.59%
CPI-U	0.74%

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

+ From 12/1/11.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index and the CPI-U are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these consolidated financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

8

MassMutual Barings Dynamic Allocation Fund – Consolidated Portfolio of Investments

September 30, 2014

	Principal Amount	Value
BONDS & NOTES — 16.9%

SOVEREIGN DEBT OBLIGATIONS — 4.6%
Brazil Notas do Tesouro Nacional, Series F BRL (a) 10.000% 1/01/17	544,000	$212,723
Mexican Bonos MXN (a) 8.000% 12/07/23	1,987,600	167,614
Mexican Bonos MXN (a) 8.500% 11/18/38	1,330,000	116,980
United Mexican States MXN (a) 10.000% 12/05/24	640,000	61,530

		558,847

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $613,210)		558,847

U.S. TREASURY OBLIGATIONS — 12.3%
U.S. Treasury Bonds & Notes — 12.3%
U.S. Treasury Note 2.125% 8/15/21	$189,900	188,948
U.S. Treasury Note 2.750% 2/15/24	1,030,200	1,054,436
U.S. Treasury Note 3.625% 8/15/43	235,300	254,255

		1,497,639

TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,486,635)		1,497,639

TOTAL BONDS & NOTES (Cost $2,099,845)		2,056,486

	Number of Shares
MUTUAL FUNDS — 70.1%
Diversified Financial — 70.1%
iShares China Large-Cap ETF	2,982	114,151
iShares Global Materials ETF	3,755	224,887
iShares Global Tech ETF	10,980	1,003,462
iShares MSCI Japan Index Fund	123,576	1,454,490
iShares MSCI South Korea Capped Index Fund	7,735	468,045
iShares MSCI Taiwan Index Fund	41,271	630,208
iShares MSCI United Kingdom ETF	24,036	465,818
iShares S&P Global Healthcare Sector Index Fund	9,720	949,644
iShares S&P Global Industrials Sector Index Fund	7,507	526,015
SPDR S&P 500 ETF Trust	7,897	1,555,867

	Number of Shares	Value
Vanguard Financials ETF	8,121	$377,058
Vanguard Information Technology ETF	3,126	312,850
Vanguard REIT ETF	6,417	461,061

		8,543,556

TOTAL MUTUAL FUNDS (Cost $8,192,524)		8,543,556

TOTAL LONG-TERM INVESTMENTS (Cost $10,292,369)		10,600,042

	Principal Amount
SHORT-TERM INVESTMENTS — 12.3%
Repurchase Agreement — 8.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 9/30/14, 0.010%, due 10/01/14 (b)	$1,052,025	1,052,025

Time Deposits — 0.4%
Euro Time Deposit 0.010% 10/01/14	48,162	48,162

U.S. Treasury Bills — 3.3%
U.S. Treasury Bill 0.000% 2/05/15	405,700	405,643

TOTAL SHORT-TERM INVESTMENTS (Cost $1,505,830)		1,505,830

TOTAL INVESTMENTS — 99.3% (Cost $11,798,199) (c)		12,105,872

Other Assets/(Liabilities) — 0.7%		82,885

NET ASSETS — 100.0%		$12,188,757

Notes to Consolidated Portfolio of Investments

BRL	Brazilian Real
ETF	Exchange-Traded Fund
MXN	Mexican Peso
(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(b)	Maturity value of $1,052,026. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity dates of 5/15/40, and an aggregate market value, including accrued interest, of $1,075,354.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the consolidated financial statements.

9

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities

September 30, 2014

Assets:
Investments, at value (Note 2) (a)	$10,600,042
Short-term investments, at value (Note 2) (b)	1,505,830

Total investments	12,105,872

Receivables from:
Open forward foreign currency contracts (Note 2)	81,739
Investment adviser (Note 3)	16,615
Interest and dividends	30,760
Prepaid expenses	17,917

Total assets	12,252,903

Liabilities:
Payables for:
Open forward foreign currency contracts (Note 2)	9,418
Fund shares repurchased	1,309
Trustees’ fees and expenses (Note 3)	1,499
Affiliates (Note 3):
Investment advisory fees	11,985
Administration fees	7,976
Service fees	921
Shareholder service fees	469
Distribution fees	65
Accrued expense and other liabilities	30,504

Total liabilities	64,146

Net assets	$12,188,757

Net assets consist of:
Paid-in capital	$9,792,759
Undistributed (accumulated) net investment income (loss)	416,438
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,599,799
Net unrealized appreciation (depreciation) on investments and foreign currency translations	379,761

Net assets	$12,188,757

(a) Cost of investments:	$10,292,369
(b) Cost of short-term investments:	$1,505,830

The accompanying notes are an integral part of the consolidated financial statements.

10

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Assets and Liabilities

September 30, 2014

Class I shares:
Net assets	$3,927,884

Shares outstanding (a)	350,011

Net asset value, offering price and redemption price per share	$11.22

Class R5 shares:
Net assets	$4,343,052

Shares outstanding (a)	387,293

Net asset value, offering price and redemption price per share	$11.21

Service Class shares:
Net assets	$1,242,990

Shares outstanding (a)	111,106

Net asset value, offering price and redemption price per share	$11.19

Administrative Class shares:
Net assets	$1,233,180

Shares outstanding (a)	110,243

Net asset value, offering price and redemption price per share	$11.19

Class A shares:
Net assets	$1,235,860

Shares outstanding (a)	110,620

Net asset value and redemption price per share	$11.17

Offering price per share (100/[100-maximum sales charge] of net asset value)	$11.85

Class R4 shares:
Net assets	$102,960

Shares outstanding (a)	9,208

Net asset value, offering price and redemption price per share	$11.18

Class R3 shares:
Net assets	$102,831

Shares outstanding (a)	9,208

Net asset value, offering price and redemption price per share	$11.17

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the consolidated financial statements.

11

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2014

Investment income (Note 2):
Dividends	$368,432
Interest	130,750
Securities lending net income	73,239

Total investment income	572,421

Expenses (Note 3):
Investment advisory fees	172,669
Custody fees	2,875
Audit fees	62,290
Legal fees	2,718
Proxy fees	1,028
Shareholder reporting fees	14,495
Trustees’ fees	1,573
Registration and filing fees	4,395
Transfer agent fees	1,500
Subsidiary administration fees	29,795

293,338
Administration fees:
Class I	13,549
Class R5	10,035
Service Class	13,392
Administrative Class	6,065
Class A	4,520
Class R4*	231
Class R3*	231
Distribution fees:
Class R3*	128
Service fees:
Class A	3,013
Class R4*	129
Class R3*	128
Shareholder service fees:
Service Class	1,091
Administrative Class	1,175
Class A	926

Total expenses	347,951
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(19,815)
Class R5 fees reimbursed by adviser	(8,838)
Service Class fees reimbursed by adviser	(8,801)
Administrative Class fees reimbursed by adviser	(3,239)
Class A fees reimbursed by adviser	(3,047)
Class R4 fees reimbursed by adviser*	(177)
Class R3 fees reimbursed by adviser*	(177)
Subsidiary expenses waived (Note 3)	(60,192)

Net expenses	243,665

Net investment income (loss)	328,756

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	1,999,174
Foreign currency transactions	(38,339)

Net realized gain (loss)	1,960,835

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the consolidated financial statements.

12

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statement of Operations

For the Year Ended September 30, 2014

Net change in unrealized appreciation (depreciation) on:
Investment transactions	$(709,210)
Translation of assets and liabilities in foreign currencies	280,706

Net change in unrealized appreciation (depreciation)	(428,504)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,532,331

Net increase (decrease) in net assets resulting from operations	$1,861,087

The accompanying notes are an integral part of the consolidated financial statements.

13

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Statements of Changes in Net Assets

	Year Ended September 30, 2014	Year Ended September 30, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$328,756	$259,172
Net realized gain (loss) on investment transactions	1,960,835	1,086,959
Net change in unrealized appreciation (depreciation) on investments	(428,504)	36,419

Net increase (decrease) in net assets resulting from operations	1,861,087	1,382,550

Distributions to shareholders (Note 2):
From net investment income:
Class I	(154,810)	(93,058)
Class R5	(58,658)	(38,621)
Service Class	(56,701)	(35,546)
Administrative Class	(20,152)	(13,658)
Class A	(11,974)	(6,501)

Total distributions from net investment income	(302,295)	(187,384)

From net realized gains:
Class I	(650,910)	(56,983)
Class R5	(261,550)	(25,960)
Service Class	(270,944)	(24,088)
Administrative Class	(106,883)	(11,023)
Class A	(75,009)	(7,750)

Total distributions from net realized gains	(1,365,296)	(125,804)

Net fund share transactions (Note 5):
Class I	(7,615,138)	7,233,661
Class R5	320,208	64,581
Service Class	(2,946,446)	531,175
Administrative Class	(415,087)	(34,929)
Class A	96,983	(28,321)
Class R4*	100,000	-
Class R3*	100,000	-

Increase (decrease) in net assets from fund share transactions	(10,359,480)	7,766,167

Total increase (decrease) in net assets	(10,165,984)	8,835,529
Net assets
Beginning of year	22,354,741	13,519,212

End of year	$12,188,757	$22,354,741

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$416,438	$369,230

*	Class commenced operations on April 1, 2014.

The accompanying notes are an integral part of the consolidated financial statements.

14

MassMutual Barings Dynamic Allocation Fund – Consolidated Financial Statements (Continued)

Consolidated Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations:			Less distributions to shareholders:						Ratios / Supplemental Data:
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of period	Total Return[1,m]		Net assets, end of period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers [j]		Net investment income (loss) to average daily net assets
Class I
09/30/14	$11.24	$0.18	$0.70	$0.88	$(0.17)	$(0.73)	$(0.90)	$11.22	8.24%		$3,928	1.49%		1.02%		1.61%
09/30/13	10.62	0.16	0.65	0.81	(0.12)	(0.07)	(0.19)	11.24	7.90%		11,420	1.63%		1.02%		1.42%
09/30/12[g]	10.00	0.11	0.55	0.66	(0.04)	-	(0.04)	10.62	6.51%	[b]	3,716	3.16%	[a]	1.02%	[a]	1.31%	[a]
Class R5
09/30/14	$11.23	$0.18	$0.69	$0.87	$(0.16)	$(0.73)	$(0.89)	$11.21	8.15%		$4,343	1.62%		1.12%		1.60%
09/30/13	10.61	0.15	0.65	0.80	(0.11)	(0.07)	(0.18)	11.23	7.70%		4,013	1.72%		1.11%		1.35%
09/30/12[g]	10.00	0.11	0.54	0.65	(0.04)	-	(0.04)	10.61	6.50%	[b]	3,727	3.25%	[a]	1.11%	[a]	1.22%	[a]
Service Class
09/30/14	$11.20	$0.16	$0.71	$0.87	$(0.15)	$(0.73)	$(0.88)	$11.19	8.15%		$1,243	1.69%		1.22%		1.41%
09/30/13	10.60	0.13	0.65	0.78	(0.11)	(0.07)	(0.18)	11.20	7.50%		4,149	1.82%		1.21%		1.21%
09/30/12[g]	10.00	0.09	0.55	0.64	(0.04)	-	(0.04)	10.60	6.39%	[b]	3,395	3.35%	[a]	1.21%	[a]	1.00%	[a]
Administrative Class
09/30/14	$11.20	$0.16	$0.70	$0.86	$(0.14)	$(0.73)	$(0.87)	$11.19	8.01%		$1,233	1.82%		1.33%		1.43%
09/30/13	10.59	0.12	0.65	0.77	(0.09)	(0.07)	(0.16)	11.20	7.43%		1,636	1.95%		1.34%		1.11%
09/30/12[g]	10.00	0.08	0.55	0.63	(0.04)	-	(0.04)	10.59	6.28%	[b]	1,579	3.48%	[a]	1.34%	[a]	0.96%	[a]
Class A
09/30/14	$11.19	$0.13	$0.70	$0.83	$(0.12)	$(0.73)	$(0.85)	$11.17	7.71%		$1,236	2.09%		1.54%		1.18%
09/30/13	10.57	0.10	0.65	0.75	(0.06)	(0.07)	(0.13)	11.19	7.24%		1,137	2.20%		1.56%		0.91%
09/30/12[g]	10.00	0.06	0.54	0.60	(0.03)	-	(0.03)	10.57	6.05%	[b]	1,102	3.73%	[a]	1.59%	[a]	0.74%	[a]
Class R4
09/30/14[h]	$10.86	$0.07	$0.25	$0.32	$-	$-	$-	$11.18	2.95%	[b]	$103	2.19%	[a]	1.47%	[a]	1.34%	[a]
Class R3
09/30/14[h]	$10.86	$0.06	$0.25	$0.31	$-	$-	$-	$11.17	2.85%	[b]	$103	2.44%	[a]	1.72%	[a]	1.09%	[a]

	Year ended September 30		Period ended September 30, 2012[b,g]
	2014	2013
Portfolio turnover rate	83%	123%	91%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period November 28, 2011 (commencement of operations) through September 30, 2012.
h	For the period April 1, 2014 (commencement of operations) through September 30, 2014.
j	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
l	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
m	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the consolidated financial statements.

15

Notes to Consolidated Financial Statements

1.	The Fund

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended and restated as of November 21, 2011, as it may be further amended from time to time. The MassMutual Barings Dynamic Allocation Fund (the “Fund”) is a series of the Trust.

Each share class of the Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Fund’s Prospectus.

Effective April 1, 2014, Class Z shares were renamed Class I shares, Class S shares were renamed Class R5 shares, Class Y shares were renamed Service Class shares, and Class L shares were renamed Administrative Class shares.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the consolidated financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation

The accompanying consolidated financial statements for the Fund include the accounts of MassMutual Barings Cayman Dynamic Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related investments consistent with the Fund’s investment objectives and policies as stated in its Prospectus and Statement of Additional Information. The Subsidiary allows the Fund to hold these commodity-related investments and still satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. As of September 30, 2014, the Fund’s net assets were $12,188,757, of which $54,191 or 0.44%, represented the Fund’s ownership of the shares of the Subsidiary.

Investment Valuation

The net asset value of the Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities with remaining maturities of 60 days or less are valued at either amortized cost or at original cost plus accrued interest, whichever the Fund’s investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

16

Notes to Consolidated Financial Statements (Continued)

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Fund’s Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Fund’s Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Fund’s Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Fund to a significant extent. The value determined for an investment using the Fund’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Fund may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Fund does not price its shares. As a result, the values of the Fund’s portfolio securities may change on days when the prices of the Fund’s shares are not calculated. The prices of the Fund’s shares will reflect any such changes when the prices of the Fund’s shares are next calculated, which is the next business day. The Fund may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund’s investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Fund calculates its net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Fund’s pricing procedures in general.

17

Notes to Consolidated Financial Statements (Continued)

the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Fund can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Fund determines its net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The following is the aggregate value by input level, as September 30, 2014, for the Fund’s investments:

Asset Investments	Level 1	Level 2	Level 3	Total
Sovereign Debt Obligations	$-	$558,847	$-	$558,847
U.S. Treasury Obligations	-	1,497,639	-	1,497,639
Mutual Funds	8,543,556	-	-	8,543,556
Short-Term Investments	-	1,505,830	-	1,505,830

Total Investments	$8,543,556	$3,562,316	$-	$12,105,872

Asset Derivatives
Forward Contracts	$-	$81,739	$-	$81,739

Liability Derivatives
Forward Contracts	$-	$(9,418)	$-	$(9,418)

18

Notes to Consolidated Financial Statements (Continued)

The Fund had no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year ended September 30, 2014. The Fund recognizes transfers between the Levels as of the beginning of the year.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price. The Fund held derivatives during the year ended September 30, 2014. The following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use
Foreign Currency Exchange Transactions*
Hedging/Risk Management	A
Directional Exposures to Currencies	M

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.

At September 30, 2014, and during the year then ended, the Fund had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Foreign Exchange Risk	Total
Asset Derivatives
Forward Contracts*	$81,739	$81,739

Liability Derivatives
Forward Contracts^	$(9,418)	$(9,418)

Realized Gain (Loss)#
Forward Contracts	$(25,380)	$(25,380)

Change in Appreciation (Depreciation)##
Forward Contracts	$281,494	$281,494

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$4,654,773	$4,654,773

*	Consolidated Statement of Assets and Liabilities location: Receivables from: open forward foreign currency contracts.
^	Consolidated Statement of Assets and Liabilities location: Payables for: open forward foreign currency contracts.
#	Consolidated Statement of Operations location: Amounts are included in net realized gain (loss) on: foreign currency transactions.
##	Consolidated Statement of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: translation of assets and liabilities in foreign currencies.
†	Amount(s) disclosed represent average notional amounts for forward contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended September 30, 2014.

Further details regarding the derivatives and other investments held by the Fund during the year ended September 30, 2014, are discussed below.

19

Notes to Consolidated Financial Statements (Continued)

Foreign Currency Exchange Transactions

The Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

The Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and the Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. The Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce the Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever the Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If the Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that the Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Fund as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund had the following open forward foreign currency contracts at September 30, 2014. The Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Contracts to Buy
GBP	19,000	Barclays Bank PLC	10/02/14	$31,106	$(305)

GBP	110,000	Citibank N.A.	10/02/14	185,155	(6,828)

GBP	236,000	The Northern Trust Company	10/02/14	382,731	(139)

GBP	380,000	State Street Bank and Trust Co.	10/02/14	618,183	(2,146)

				$1,217,175	$(9,418)

Contracts to Deliver
GBP	745,000	Deutsche Bank AG	10/02/14	$1,274,581	$66,824
JPY	157,640,000	Deutsche Bank AG	12/17/14	1,451,937	13,609

				2,726,518	80,433

GBP	332,000	State Street Bank and Trust Co.	12/17/14	539,170	1,306

				$3,265,688	$81,739

GBP British Pound

JPY Japanese Yen

20

Notes to Consolidated Financial Statements (Continued)

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Securities Lending

The Fund may lend its securities to qualified brokers, under the terms of a master netting agreement. Securities lending cannot exceed 33% of the total assets of the Fund taken at current value.

The Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of a securities loan fee paid by the borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At September 30, 2014, the Fund’s collateral was equal to or greater than 100% of the market value of securities on loan.

The Fund employs an agent to implement its securities lending program and the agent receives a fee from the Fund for its services. In addition, the Fund may be required to pay a rebate to the borrower. Accordingly, the Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or borrower, respectively. For the year ended September 30, 2014, the Fund earned securities lending net income as follows:

Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
$91,551	$18,312	$73,239

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund

21

Notes to Consolidated Financial Statements (Continued)

does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Fund and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Fund, the income and expense accounts are allocated to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of the Fund not directly attributable to the operations of any one share class of the Fund are prorated among the Fund’s classes based on the relative net assets of each.

Foreign Securities

The Fund may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund would not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, the Fund has not made any provision for federal income tax.

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fee

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), serves as investment adviser to the Fund. Under an investment advisory agreement between MML Advisers and the Trust on behalf of the Fund, MML Advisers is responsible for providing investment management services for the Fund. In return for these services, MML Advisers receives an advisory fee, based upon the Fund’s average daily net assets, at the annual rate of 0.80%. MassMutual served as the Fund's investment adviser pursuant to the investment advisory agreement through March 31, 2014.

22

Notes to Consolidated Financial Statements (Continued)

MML Advisers has also entered into an investment subadvisory agreement with Baring International Investment Ltd. (“Baring”), an indirect wholly-owned subsidiary of MassMutual Holdings (Bermuda) Ltd., itself an indirect wholly-owned subsidiary of MassMutual Holding LLC. This agreement provides that Baring manage the investment and reinvestment of the assets of the Fund. Baring receives a subadvisory fee from MML Advisers, based upon the Fund’s average daily net assets, at the annual rate of 0.60%.

The Fund’s subadvisory fee is paid by MML Advisers out of the advisory fee previously disclosed above.

Baring provides investment advisory services to the Subsidiary pursuant to an investment advisory agreement. The Subsidiary pays an advisory fee to Baring based upon the Subsidiary’s average daily net assets. The rate of this fee is equal to the subadvisory fee rate that MML Advisers pays Baring in respect of the Fund. The amount of the fee payable by MML Advisers to Baring in respect of the Fund for any period is reduced by the amount of the advisory fee payable by the Subsidiary to Baring for that period. Under the Fund’s investment advisory agreement, the amount of the advisory fee payable by the Fund to MML Advisers in respect of any period is also reduced by the amount of the advisory fee payable by the Subsidiary to Baring in respect of that period. The amount of the reduction to the Fund’s advisory fee is reflected as a reduction of expenses on the Consolidated Statement of Operations.

Administration Fees

Under an administrative and shareholder services agreement between the Trust and MML Advisers, on behalf of the Fund, MML Advisers is obligated to provide certain administrative and shareholder services. In return for these services, MML Advisers receives an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Fund, at the following annual rates*:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
None	0.10%	0.15%	0.15%	0.15%	0.20%	0.20%

*	Prior to April 1, 2014, the administrative service fees per share class were as follows:

Class I	Class R5	Service Class	Administrative Class	Class A
0.0300%	0.1200%	0.2200%	0.3500%	0.3500%

MassMutual served as the Fund's administrator pursuant to an administrative and shareholder services agreement with the Fund through March 31, 2014.

The Subsidiary also pays certain other expenses, including administrative, accounting services, custodian, and transfer agent fees. In respect of certain (but not all) of these fees, the Fund has entered into offsetting arrangements with its service providers which result in a reduction of certain of the Fund’s expenses with respect to those assets held by the Subsidiary. Certain of these reductions are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Fund. Pursuant to a 12b-1 Plan adopted by the Trust, Class A shares and Class R4 shares of the Fund pay an annual fee of 0.25% of the average daily net assets of the class; and Class R3 shares of the Fund pay an annual fee of 0.50% of the average daily net assets of the class, to the Distributor. Such payments compensate the Distributor for services provided and expenses incurred by it for purposes of promoting the sale of the relevant class of shares, reducing redemptions of shares, or maintaining or improving services provided to the Fund’s shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Effective April 1, 2014, the Trust has entered into a separate Supplemental Shareholder Services Agreement with MassMutual, on behalf of Service Class shares, Administrative Class shares, and Class A shares of the Fund. Fees payable under the Supplemental Shareholder Services Agreement are intended to compensate MassMutual for its provision of shareholder services to the Fund's

23

Notes to Consolidated Financial Statements (Continued)

investors and are calculated and paid based on the average daily net assets attributable to the relevant share classes of the Fund separately, at the following annual rates: 0.05% for Service Class shares, and 0.15% for Administrative Class shares and Class A shares. MassMutual may pay these fees to other intermediaries for providing shareholder services to the Fund's investors.

Expense Caps and Waivers

Effective April 1, 2014, MML Advisers contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) through January 31, 2016 based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
1.02%	1.12%	1.22%	1.32%	1.57%	1.47%	1.72%

#	Acquired Fund fees and expenses are expenses borne indirectly by the Fund through investments in other pooled investment vehicles.

Prior to April 1, 2014, MassMutual had contractually agreed to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Fund, as follows:

Class I	Class R5	Service Class	Administrative Class	Class A
1.02%	1.11%	1.21%	1.34%	1.50%

#	Acquired Fund fees and expenses are expenses borne indirectly by the Fund through investments in other pooled investment vehicles.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Consolidated Statement of Operations.

Deferred Compensation

Trustees of the Fund who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Fund’s books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Consolidated Statement of Assets and Liabilities.

Other

Certain officers and trustees of the Fund are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Fund.

The beneficial ownership of the Fund’s shares by affiliated parties at September 30, 2014 was 100.0%.

24

Notes to Consolidated Financial Statements (Continued)

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended September 30, 2014, were as follows:

Purchases		Sales
Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
$3,995,373	$12,211,519	$3,037,212	$23,638,171

5.	Capital Share Transactions

Changes in shares outstanding for the Fund were as follows:

	Year Ended September 30, 2014		Year Ended September 30, 2013

	Shares	Amount	Shares	Amount

Class I
Sold	12,505	$137,100	691,261	$7,504,200
Issued as reinvestment of dividends	43,996	472,519	7,473	78,461
Redeemed	(722,936)	(8,224,757)	(32,298)	(349,000)

Net increase (decrease)	(666,435)	$(7,615,138)	666,436	$7,233,661

Class R5
Sold	-	$-	-	$-
Issued as reinvestment of dividends	29,814	320,208	6,151	64,581
Redeemed	-	-	-	-

Net increase (decrease)	29,814	$320,208	6,151	$64,581

Service Class
Sold	31,816	$356,365	52,319	$560,000
Issued as reinvestment of dividends	30,535	327,645	5,690	59,634
Redeemed	(321,563)	(3,630,456)	(8,049)	(88,459)

Net increase (decrease)	(259,212)	$(2,946,446)	49,960	$531,175

Administrative Class
Sold	-	$-	2,039	$22,000
Issued as reinvestment of dividends	11,839	127,035	2,352	24,681
Redeemed	(47,680)	(542,122)	(7,483)	(81,610)

Net increase (decrease)	(35,841)	$(415,087)	(3,092)	$(34,929)

Class A
Sold	880	$10,000	625	$6,645
Issued as reinvestment of dividends	8,099	86,983	1,358	14,251
Redeemed	-	-	(4,612)	(49,217)

Net increase (decrease)	8,979	$96,983	(2,629)	$(28,321)

25

Notes to Consolidated Financial Statements (Continued)

	Year Ended September 30, 2014

	Shares	Amount

Class R4*
Sold	9,208	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	9,208	$100,000

Class R3*
Sold	9,208	$100,000
Issued as reinvestment of dividends	-	-
Redeemed	-	-

Net increase (decrease)	9,208	$100,000

*	Class commenced operations on April 1, 2014.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended September 30, 2014, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Prior to April 1, 2014, redemptions or exchanges of Class R3 shares made within eighteen months of purchase were subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. There were no contingent deferred sales charges imposed during the year ended September 30, 2014.

6.	Federal Income Tax Information

At September 30, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a federal income tax basis, were as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$11,804,001	$523,827	$(221,956)	$301,871

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2014, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$1,258,820	$408,771	$ -

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended September 30, 2013, was as follows:

Ordinary Income	Long Term Capital Gain	Return of Capital
$313,188	$ -	$ -

26

Notes to Consolidated Financial Statements (Continued)

Capital accounts within the consolidated financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At September 30, 2014, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, premium amortization accruals, the deferral of wash sale losses, and deferred Trustee compensation.

At September 30, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
$1,066,667	$1,029,092	$(1,399)	$301,638

During the year ended September 30, 2014, the following amounts were reclassified due to permanent differences between book and tax accounting:

Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
$(215,529)	$194,782	$20,747

The Fund did not have any unrecognized tax benefits at September 30, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Consolidated Statement of Operations. During the year ended September 30, 2014, the Fund did not incur any such interest or penalties. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

7.	Indemnifications

Under the Fund’s organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Fund, and shareholders are indemnified against personal liability for obligations of the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

8.	New Accounting Pronouncements

On June 7, 2013, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): “Amendments to the Scope, Measurement, and Disclosure Requirements” (“ASU 2013-08”). ASU 2013-08 sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the consolidated financial statements.

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods

27

Notes to Consolidated Financial Statements (Continued)

beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the consolidated financial statements.

9.	Subsequent Events

In preparation of these consolidated financial statements, management has evaluated the events and transactions subsequent to September 30, 2014, through the date when the consolidated financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Fund’s consolidated financial statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds and Shareholders of MassMutual Barings Dynamic Allocation Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of MassMutual Barings Dynamic Allocation Fund and subsidiary (the “Fund”) as of September 30, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of MassMutual Barings Dynamic Allocation Fund and subsidiary as of September 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

November 24, 2014

29

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of September 30, 2014; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 71	Chairman Trustee	Since 2012 Since 2012	Retired.	90	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman (since 2010), Trustee (since 1999), MML Series Investment Fund (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Allan W. Blair Age: 66	Trustee	Since 2012	President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation.	90	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Nabil N. El-Hage Age: 56	Trustee Chairman	Since 2003 (2006-2012)	Consultant (since 2010); Chairman (since 2011), Academy of Executive Education, LLC; Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School; Director (since 2011), Argo Group International Holdings, Ltd.	90	Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Chairman (2006-2012), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 60	Trustee	Since 2004	Retired.	90	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

30

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 67	Trustee	Since 2012	Retired.	90	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

F. William Marshall, Jr. Age: 72	Trustee	Since 2012	Retired; Consultant (1999-2009).	128***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 1996), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 63	Trustee	Since 2004	President and Chief Executive Officer (since 2012), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	90	Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney Age: 62	Trustee	Since 2012	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	92^	Trustee (since 2012) Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012) Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2009), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

31

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 69	Trustee	Since 2012	Retired	92^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2003), MML Series Investment Fund (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company).

Elaine A. Sarsynski^^^ Age: 59	Trustee Vice Chairperson	Since 2011 (2011-2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2006), MassMutual International, LLC.	90	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 50	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	90

Andrew M. Goldberg Age: 48	Vice President, Secretary, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	90

32

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Brian K. Haendiges Age: 54	Vice President	Since 2014	Vice President (since 2014) MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company).	90

Nicholas H. Palmerino Age: 49	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	90

Philip S. Wellman Age: 50	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	90

Eric H. Wietsma Age: 48	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; Director and President (since 2013), MML Advisers; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	90

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, Connecticut 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attains the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management, Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

33

Federal Tax Information (Unaudited)

Under Section 854(b)(2) of the Code, the Fund hereby designates $205,687 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended September 30, 2014.

34

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund’s investment adviser and subadviser use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in April and May 2014, the Contract Committee (the “Committee”) and the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or the subadviser (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreement (collectively, the “Contracts”) for the Fund. In preparation for the meetings, the Trustees requested, and MML Advisers and the subadviser provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Committee received in advance of the meetings (i) a memorandum from MML Advisers discussing the nature and quality of the services it provides as investment manager to the Fund; (ii) a profitability analysis prepared by MML Advisers; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to the Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative advisory fee, total expense, and performance information for the Fund to assist the Committee in its evaluation of the Contracts. The Committee also considered information presented to it throughout the year regarding MML Advisers and the subadviser, noting that prior to April 1, 2014, MassMutual, of which MML Advisers is a wholly-owned subsidiary, served as the investment adviser to the Fund.

The Committee considered the nature, scope, and quality of services MML Advisers provides to the Fund, including: (i) the financial condition, stability, and business strategy of MML Advisers; (ii) the capabilities of MML Advisers with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Fund; (iii) MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (iv) the experience and qualifications of the personnel of MML Advisers that perform, or oversee the performance of, the services provided to the Fund and the needs of the Fund for administrative and shareholder services.

The Committee then reviewed and considered the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over the one-year period against peer funds and a benchmark index). In connection with the Committee’s review, MML Advisers provided commentary and analysis regarding the Fund’s performance and expenses. The Committee also noted that it had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MML Advisers’ ability to provide investment oversight and provide for administrative and shareholder services to the Fund; and (ii) a wide range of information about the subadviser and its personnel with responsibility for providing services to the Fund and the fee payable to the subadviser by MML Advisers. MML Advisers reviewed with the Committee in detail the work MML Advisers does in its oversight roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to provide those services. Throughout the discussion, MML Advisers responded to Committee members’ questions and provided additional information concerning the Fund.

35

Other Information (Unaudited) (Continued)

The Committee reviewed the expense and performance information for the Fund. (References to the one-year period below are to the period ended December 31, 2013. The comparative expense information is that of the Fund’s “peer group” and the comparative performance information is that of the Fund’s “performance category.”)

The Committee considered that the Fund has achieved a first quartile (25th comparative percentile) performance record for the one-year period (the only period available), and MML Advisers’ statement that the Fund’s relatively high expense ratio (64th percentile) was due at least in part to the Fund’s increased investment in equity ETFs.

The Committee also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MML Advisers’ advisory relationship with the Fund, including: (i) a description of the revenue (including advisory fee and administrative and shareholder services fees, as applicable) and expense allocation methodology employed by MML Advisers; and (ii) profitability information for the Fund. The discussions included consideration of the intangible benefits derived by MML Advisers and its affiliates resulting from their relationships with the Fund and the so-called “fallout benefits” to MML Advisers, such as any reputational value derived from serving as investment adviser to the Fund, and benefits accruing to the subadviser due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Committee met separately in executive session to discuss the appropriateness of such contracts. The Committee weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Committee did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

The Committee concluded that: (i) overall, it was satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MML Advisers’ oversight of the Fund and the subadvisory process; (ii) MML Advisers’ level of profitability from its relationship with the Fund was not excessive and the advisory fee payable under the Contract and the Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of the subadviser generally appear well suited to the Fund, given its investment objective and policies; (iv) the relative performance of the Fund (taking into account the applicable investment strategy and risk profile of the Fund) is sufficient to warrant continuation of the Contracts for the Fund; and (v) the terms of the Contracts were fair and reasonable with respect to the Fund and were in the best interests of the Fund’s shareholders.

The Committee also considered the information presented and discussed regarding the existing advisory agreement for the Subsidiary.

36

Other Information (Unaudited) (Continued)

Fund Expenses September 30, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended September 30, 2014:

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended September 30, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Class I	$1,000	1.02%	$1,031.20	$5.19	$1,020.00	$5.17
Class R5	1,000	1.12%	1,031.30	5.70	1,019.50	5.67
Service Class	1,000	1.22%	1,030.40	6.21	1,019.00	6.17
Administrative Class	1,000	1.32%	1,030.40	6.72	1,018.50	6.68
Class A	1,000	1.57%	1,028.50	7.98	1,017.20	7.94
Class R4†	1,000	1.47%	1,029.50	7.48	1,017.70	7.44
Class R3†	1,000	1.72%	1,028.50	8.75	1,016.40	8.69

*	Expenses are calculated using the annualized expense ratio for the six months ended September 30, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
†	Class commenced operations on April 1, 2014.

37

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082-1981

November 28, 2014

©2014 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	RS-35128-00

Item 2. Code of Ethics.

As of September 30, 2014, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended September 30, 2014, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2014 and 2013 were $468,155 and $571,155, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2014 and 2013. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2014 and 2013 were $148,440 and $107,080, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2014 and 2013. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2014 and 2013 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2014 and 2013 were $1,785,951 and $2,088,292, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma

Eric Wietsma, President and Principal Executive Officer

Date	11/25/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma

Eric Wietsma, President and Principal Executive Officer

Date	11/25/14

By (Signature and Title)	/s/ Nicholas H. Palmerino

Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	11/25/14